[LOGO OF SMITH BARNEY MUTUAL FUNDS]


                                  SMITH BARNEY
                                    BALANCED
                                           Fund


                                             CLASSIC INVESTOR SERIES

                                             SEMI-ANNUAL REPORT

                                             JANUARY 31, 2000



                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Smith Barney Balanced Fund

The Smith Barney Balanced Fund ("Fund") seeks current income and long-term capital appreciation by investing in equity and debt securities. The Fund will maintain a target asset allocation of approximately 60% of its total assets in equity securities and 40% of its total assets in fixed-income securities. Up to 25% of the Fund's assets may be invested in below-investment-grade securities.

Smith Barney Balanced Fund
Average Annual Total Returns
January 31, 2000

                                                 Without Sales Charge(1)
                                     -------------------------------------------
                                      Class A    Class B      Class L    Class O
================================================================================
Six Months+                            5.82%       5.52%        5.49%      5.54%
--------------------------------------------------------------------------------
One-Year                               6.81        6.27         6.05       6.32
--------------------------------------------------------------------------------
Five-Year                             13.76       13.22          N/A      13.26
--------------------------------------------------------------------------------
Ten-Year                                N/A       10.56          N/A        N/A
--------------------------------------------------------------------------------
Since Inception++                     10.85       10.88         8.87       9.52
--------------------------------------------------------------------------------

                                                 With Sales Charge(2)
                                     -------------------------------------------
                                      Class A    Class B      Class L    Class O
================================================================================
Six Months+                            0.52%       0.52%        3.43%      4.54%
--------------------------------------------------------------------------------
One-Year                               1.49        1.27         4.00       5.32
--------------------------------------------------------------------------------
Five-Year                             12.60       13.10          N/A      13.26
--------------------------------------------------------------------------------
Ten-Year                                N/A       10.56          N/A        N/A
--------------------------------------------------------------------------------
Since Inception++                     10.06       10.88         8.22       9.52
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B, L and O shares are November 6, 1992, March 28, 1988, June 15, 1998 and February 4, 1993, respectively.

--------------------------------------------------------------------------------
FUND HIGHLIGHTS
--------------------------------------------------------------------------------

As we enter the new millennium, we expect a continuation of solid economic growth with only a modest upward bias towards inflation. The equity portion of the Fund benefited from its broadening to a more diversified portfolio. Currently, the Fund is overweighted in finance and utility stocks, and underweighted in energy, capital goods and technology. Uncertainty over the Federal Reserve Board's ("Fed") monetary policy actions has continued to plague bond markets. The bond portion of the Fund remains allocated among U.S. Treasury and agency securities, mortgage-backed securities and corporate bonds.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

           Class A           SUTAX
           Class B           SLSUX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter ........................................................    1

Historical Performance ....................................................    4

Smith Barney Balanced Fund at a Glance ....................................    7

Schedule of Investments ...................................................    8

Statement of Assets and Liabilities .......................................   21

Statement of Operations ...................................................   22

Statements of Changes in Net Assets .......................................   23

Notes to Financial Statements .............................................   24

Financial Highlights ......................................................   29

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO]
HEATH B. MCLENDON
Chairman

[PHOTO]
JOHN C. BIANCHI, CFA
Vice President and Investment Officer

[PHOTO]
CHARLES P. GRAVES III, CFA
Vice President and Investment Officer

[PHOTO]
JAMES E. CONROY
Vice President and Investment Officer


Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Balanced Fund ("Fund"), for the period ended January 31, 2000. We hope you find this report to be useful and informative. Any discussion of the Fund's holdings is as of January 31, 2000. Please refer to pages eight through nineteen for a list of the Fund's holdings. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Performance Update

For the six months ended January 31, 2000, the Fund's Class A shares returned 5.82%, without sales charges, versus the Lipper, Inc. balanced fund peer group average of 2.09% for the same period. (Lipper, Inc. is a major independent fund-tracking organization.)

During the same period, the Standard & Poor's 500 Index ("S&P 500") returned 5.58% and the Lehman Brothers Government/Corporate Bond Index posted a return of 0.38%. (S&P 500 is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 include reinvestment of dividends. The Lehman Brothers Government/ Corporate Bond Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Both indices are unmanaged and not subject to the same management and trading expenses of a mutual fund.)

As of January 31, 2000, stocks represented roughly 61% of the Fund's total investments, bonds made up approximately 37%, and cash made up 2%. For additional information about the Fund's other classes of shares, please refer to pages four to six.

Investment Strategy Update

In selecting stocks for the Fund, we employ an investing approach emphasizing a portfolio broadly diversified across a wide range of industries. Generally, the stock portion of the Fund will be composed of mostly mid- to large-capitalization companies. However, the Fund may also invest in smaller-capitalization companies if they otherwise meet the same investment criteria.

Stock Market and Portfolio Update

Historically, we believe the value of an investment has been defined as the present value of a discounted

--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                     1
future stream of "something." Traditionally, for most investors, that "something" was earnings or dividends or cash flow. Today, analysts, particularly Internet analysts, no longer talk of price/earnings ratios ("P/E") or cash flow but rather of "concept value." (A P/E ratio shows the multiple of earnings at which a stock sells, determined by dividing current stock price by current earnings per share.) When we first heard the term "concept value" in conversation, it immediately reminded us of an often-quoted paragraph from an 88-year-old book. In his 1912 book, Psychology of the Stock Market, George Seldon wrote, "When it comes to so complicated a matter as the price of stocks, our haziness increases in proportion to the difficulty of the subject and our ignorance of it. From reading, observation and conversation we imbibe a miscellaneous assortment of ideas from which we conclude that the situation is bullish or bearish. The very form of expression `the situation is bullish' -- not `the situation will soon become bullish' -- shows the extent to which we allow the present to obscure the future in the formation of our judgement."

We believe a stock trading at a P/E multiple of 120X (a relative bargain for most technology investments) in today's market is discounting approximately 40% compound annual long-term growth. At a 40% growth rate, the law of large numbers sets in awfully fast. In this environment we must be careful not to allow the present to obscure the future. Our strategy is to temporarily remain underweighted in technology versus the S&P 500 but overweight high-quality names within the sector such as*:

 .    EMC Corp., a manufacturer of data storage devices

 .    Cisco Systems, Inc., a leading developer of hardware/ software networking solutions

 .    Intel Corp., a major semiconductor designer, developer and manufacturer

 .    Sun Microsystems Inc., a worldwide provider of products, services and support solutions for building and maintaining network computing environments

 .    Oracle Corp., a developer and manufacturer of computer software that helps corporations manage and grow their businesses

During the reporting period, and for the first time in many months, the equity component of the Fund generated its performance from sectors other than technology. As previously noted, the equity portion of the Fund is overweighted in finance, and utility, and underweighted in energy, capital goods and technology versus the S&P 500.

We are pleased to report that the equity portion of the Fund enjoyed good returns during the period since broadening its mandate to a diversified stock portfolio from its previous utility fund emphasis. Performance was helped by strong returns from our technology holdings. (Past performance is not indicative of future results.)


Bond Market Update

1999 was a difficult year for bonds. A strong economy, tight labor markets and the persistent fear of accelerating inflation fueled concerns of a restrictive Federal Reserve Board ("Fed") monetary policy. Last year was particularly challenging for bonds, especially U.S. Treasury securities. The 30-year U.S. Treasury bond suffered its worst decline in total return on record. This poor performance of Treasuries reflects the reversal of the flight to quality that developed during the global financial turmoil at the end of 1998. As we forge ahead into 2000, we think that the worst may be over. Many bond experts expect that yields on 30-year U.S. Treasuries will trade between 6% and 6.7% over the next 12 months. These yields can provide investors with a comfortable cushion against declines in bond prices.

----------
* Please note that the Fund's holdings are as of January 31, 2000 and are subject to change.

--------------------------------------------------------------------------------
2                                        2000 Semi-Annual Report to Shareholders

With Y2K and the fears associated with it behind us, the U.S. Treasury market (as measured by the 30-year bond) has been plagued by uncertainty over Fed monetary policy actions. Going forward, we continue to believe the Fed will raise interest rates at least two more times this year for a total of 50 basis points (0.5%).

We made no material changes to the structure of the Fund's bond portfolio in January and we do not anticipate making many changes over the next few months. The current allocation stands at 6.1% U.S. Treasury/agencies, 0.3% mortgages and 30.5% corporate bonds. Going forward, we will be trying to take advantage of the inverted yield curve and will move down the credit curve as the market permits. (The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities. An inverted yield curve occurs when short-term interest rates are higher than long-term rates.)


Markets Outlook

As we enter the new millennium, we would expect a continuation of solid economic growth with only a modest upward bias towards inflation. We think the U.S. economy should remain stable this year, as low unemployment and strong consumer confidence will likely support demand. Additionally, we think that the Fed has engineered a good balance between strong economic growth and an acceptable rate of inflation. In fact, the Fed's recent actions may be sufficient to slow the U.S. economy without triggering higher inflation. We believe that the good news is that the economy's "soft landing" is likely to be at a higher annual growth rate than was previously thought possible due to the potential emergence of a "New Economy," where technological advances can spur economic growth without inflationary pressures because of higher production.

In closing, thank you for investing in the Smith Barney Balanced Fund. We look forward to helping you pursue your financial goals in the new century.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

/s/ John C. Bianchi

John C. Bianchi, CFA
Vice President

/s/ Charles P. Graves III

Charles P. Graves III, CFA
Vice President

/s/ James E. Conroy

James E. Conroy
Vice President

February 18, 2000

--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                     3

----------------------------------------------------------------------------------------------------------------------------
Historical Performance -- Class A Shares
----------------------------------------------------------------------------------------------------------------------------
                                              Net Asset Value
                                        --------------------------
                                        Beginning          End           Income     Capital Gain    Return         Total
Period Ended                            of Period        of Period      Dividends   Distributions  of Capital     Returns(1)
============================================================================================================================
1/31/00                                 $   13.86      $   14.38      $   0.20      $   0.08      $   0.00          5.82%+
----------------------------------------------------------------------------------------------------------------------------
7/31/99                                     16.52          13.86          0.37          3.66          0.00         12.27
----------------------------------------------------------------------------------------------------------------------------
7/31/98                                     15.53          16.52          0.68          0.83          0.00         16.70
----------------------------------------------------------------------------------------------------------------------------
7/31/97                                     14.51          15.53          0.82          0.32          0.00         15.48
----------------------------------------------------------------------------------------------------------------------------
7/31/96                                     14.03          14.51          0.82          0.00          0.00          9.21
----------------------------------------------------------------------------------------------------------------------------
7/31/95                                     13.28          14.03          0.82          0.08          0.02         13.24
----------------------------------------------------------------------------------------------------------------------------
7/31/94                                     15.97          13.28          0.83          0.50          0.00         (8.99)
----------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93                       14.36          15.97          0.64          0.13          0.00         17.01+
============================================================================================================================
  Total                                                               $   5.18      $   5.60      $   0.02
============================================================================================================================

----------------------------------------------------------------------------------------------------------------------------
Historical Performance -- Class B Shares
----------------------------------------------------------------------------------------------------------------------------
                                              Net Asset Value
                                        --------------------------
                                        Beginning          End           Income     Capital Gain    Return         Total
Period Ended                            of Period        of Period      Dividends   Distributions  of Capital     Returns(1)
============================================================================================================================
1/31/00                                 $   13.82      $   14.33      $   0.17      $   0.08      $   0.00          5.52%+
----------------------------------------------------------------------------------------------------------------------------
7/31/99                                     16.49          13.82          0.32          3.66          0.00         11.78
----------------------------------------------------------------------------------------------------------------------------
7/31/98                                     15.52          16.49          0.62          0.83          0.00         16.17
----------------------------------------------------------------------------------------------------------------------------
7/31/97                                     14.51          15.52          0.75          0.32          0.00         14.88
----------------------------------------------------------------------------------------------------------------------------
7/31/96                                     14.02          14.51          0.75          0.00          0.00          8.78
----------------------------------------------------------------------------------------------------------------------------
7/31/95                                     13.28          14.02          0.76          0.08          0.02         12.62
----------------------------------------------------------------------------------------------------------------------------
7/31/94                                     15.97          13.28          0.75          0.50          0.00         (9.52)
----------------------------------------------------------------------------------------------------------------------------
7/31/93                                     14.83          15.97          0.80          0.15          0.00         14.69
----------------------------------------------------------------------------------------------------------------------------
7/31/92++                                   13.95          14.83          0.35          0.00          0.01          8.98+
----------------------------------------------------------------------------------------------------------------------------
2/28/92                                     13.21          13.95          0.84          0.15          0.03         13.63
----------------------------------------------------------------------------------------------------------------------------
2/28/91                                     12.93          13.21          0.90          0.10          0.00         10.46
----------------------------------------------------------------------------------------------------------------------------
2/28/90                                     12.09          12.93          0.90          0.21          0.00         16.34
============================================================================================================================
  Total                                                               $   7.91      $   6.08      $   0.06
============================================================================================================================

----------------------------------------------------------------------------------------------------------------------------
Historical Performance -- Class L Shares
----------------------------------------------------------------------------------------------------------------------------
                                              Net Asset Value
                                        --------------------------
                                        Beginning          End           Income     Capital Gain    Return         Total
Period Ended                            of Period        of Period      Dividends   Distributions  of Capital     Returns(1)
============================================================================================================================
1/31/00                                 $   13.83      $   14.35      $   0.15      $   0.08      $   0.00          5.49%+
----------------------------------------------------------------------------------------------------------------------------
7/31/99                                     16.52          13.83          0.29          3.66          0.00         11.43
----------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/98                       17.14          16.52          0.00          0.23          0.00         (2.28)+
============================================================================================================================
  Total                                                               $   0.44      $   3.97      $   0.00
============================================================================================================================

--------------------------------------------------------------------------------
4                                        2000 Semi-Annual Report to Shareholders

----------------------------------------------------------------------------------------------------------------------------
Historical Performance -- Class O Shares
----------------------------------------------------------------------------------------------------------------------------
                                              Net Asset Value
                                        --------------------------
                                        Beginning          End           Income     Capital Gain    Return         Total
Period Ended                            of Period        of Period      Dividends   Distributions  of Capital     Returns(1)
============================================================================================================================
1/31/00                                 $   13.83      $   14.34      $   0.17      $   0.08      $   0.00          5.54%+
----------------------------------------------------------------------------------------------------------------------------
7/31/99                                     16.50          13.83          0.32          3.66          0.00         11.79
----------------------------------------------------------------------------------------------------------------------------
7/31/98                                     15.53          16.50          0.63          0.83          0.00         16.19
----------------------------------------------------------------------------------------------------------------------------
7/31/97                                     14.51          15.53          0.75          0.32          0.00         15.01
----------------------------------------------------------------------------------------------------------------------------
7/31/96                                     14.02          14.51          0.75          0.00          0.00          8.80
----------------------------------------------------------------------------------------------------------------------------
7/31/95                                     13.28          14.02          0.76          0.08          0.02         12.62
----------------------------------------------------------------------------------------------------------------------------
7/31/94                                     15.97          13.28          0.75          0.50          0.00         (9.52)
----------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93                       15.17          15.97          0.39          0.02          0.00          8.08+
============================================================================================================================
  Total                                                               $   4.52      $   5.49      $   0.02
============================================================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                                  Without Sales Charge(1)
                                        ----------------------------------------
                                         Class A    Class B   Class L    Class O
================================================================================
Six Months Ended 1/31/00+                 5.82%      5.52%     5.49%      5.54%
--------------------------------------------------------------------------------
Year Ended 1/31/00                        6.81       6.27      6.05       6.32
--------------------------------------------------------------------------------
Five Years Ended 1/31/00                 13.76      13.22       N/A      13.26
--------------------------------------------------------------------------------
Ten Years Ended 1/31/00                    N/A      10.56       N/A        N/A
--------------------------------------------------------------------------------
Inception* through 1/31/00               10.85      10.88      8.87       9.52
================================================================================

                                                  With Sales Charge(2)
                                        ----------------------------------------
                                         Class A    Class B   Class L    Class O
================================================================================
Six Months Ended 1/31/00+                 0.52%      0.52%     3.43%      4.54%
--------------------------------------------------------------------------------
Year Ended 1/31/00                        1.49       1.27      4.00       5.32
--------------------------------------------------------------------------------
Five Years Ended 1/31/00                 12.60      13.10       N/A      13.26
--------------------------------------------------------------------------------
Ten Years Ended 1/31/00                    N/A      10.56       N/A       N/A
--------------------------------------------------------------------------------
Inception* through 1/31/00               10.06      10.88      8.22       9.52
================================================================================

--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                     5

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                                        Without Sales Charge(1)
================================================================================
Class A (Inception* through 1/31/00)                           110.79%
--------------------------------------------------------------------------------
Class B (1/31/90 through 1/31/00)                              172.78
--------------------------------------------------------------------------------
Class L (Inception* through 1/31/00)                            14.86
--------------------------------------------------------------------------------
Class O (Inception* through 1/31/00)                            88.89
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC charge is incurred. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

++ For the period from March 1, 1992 to July 31, 1992, which reflects a change in the fiscal year end of the Fund.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B, L and O shares are November 6, 1992, March 28, 1988, June 15, 1998 and February 4, 1993, respectively.

--------------------------------------------------------------------------------
6                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney Balanced Fund at a Glance (unaudited)
--------------------------------------------------------------------------------
Growth of $10,000 Invested in Class B Shares of the Smith Barney Balanced Fund vs. Standard & Poor's 500 Index and Lehman Brothers Government/Corporate Bond Index+
--------------------------------------------------------------------------------
                          January 1990 -- January 2000

                                   [GRAPHIC]

              Balanced Fund Class B      Lehman Brothers Gov't/Corp.    Bond Index  S&P 500 Index
Jan\r1990               10000                       10000                          10000
July\r1990               9957                       10513                          11014
July\r1991              11319                       11589                          12416
July\r1992              13532                       13401                          14001
July\r1993              15635                       14879                          15221
July\r1994              14145                       14860                          16005
July\r1995              15930                       16365                          20176
July\r1996              17328                       17233                          23517
July\r1997              19907                       19092                          35771
July\r1998              23125                       20633                          42675
July\r1999              25849                       21113                          51294
Jan\r2000               27277                       21193                          54156

+ Hypothetical illustration of $10,000 invested in Class B shares on January 31, 1990, assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2000. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Lehman Brothers Government/Corporate Bond Index is a combination of publicly issued intermediate and long-term U.S. government bonds and corporate bonds. Figures for the indices include reinvestment of dividends. The indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Top Five Equity Holdings*
------------------------------------------------------
1. Chase Manhattan Corp.                         2.3%
------------------------------------------------------
2. EMC Corp.                                     2.2
------------------------------------------------------
3. Cisco Systems, Inc.                           2.1
------------------------------------------------------
4. MCI WorldCom, Inc.                            1.8
------------------------------------------------------
5. Lucent Technologies Inc.                      1.6
------------------------------------------------------

Top Five Bond Holdings*
------------------------------------------------------
1. Nextlink Communications Inc.                  0.7%
------------------------------------------------------
2. United International Holdings                 0.6
------------------------------------------------------
3. Donaldson, Lufkin & Jenrette, Inc.            0.5
------------------------------------------------------
4. PSINet Inc.                                   0.5
------------------------------------------------------
5. Verio Inc.                                    0.4
------------------------------------------------------

*As a percentage of total investments.


Investment Breakdown*
------------------------------------------------------

                       [GRAPHIC]

 0.3%   Collateralized Mortgage Obligation
30.5%   Corporate Bonds and Notes
 6.1%   U.S. Government and Agency Obligations
 1.9%   Cash Equivalent
 0.2%   Warrants
61.0%   Common and Preferred Stock

--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                     7

--------------------------------------------------------------------------------
Schedule of Investments (Unaudited)                             January 31, 2000
--------------------------------------------------------------------------------

SHARES          SECURITY                                                VALUE
================================================================================
COMMON STOCK -- 61.0%
Aerospace/Defense -- 0.7%
    129,000     Boeing Co.                                           $ 5,716,313
--------------------------------------------------------------------------------
Airlines -- 0.9%
    487,000     Southwest Airlines Co.                                 7,761,563
--------------------------------------------------------------------------------
Aluminum -- 0.3%
     40,000     Alcoa, Inc.@                                           2,787,500
--------------------------------------------------------------------------------
Broadcasting -- 2.2%
    220,000     CBS Corp.(a)                                          12,828,750
    175,000     Infinity Broadcasting Corp.(a)                         5,687,500
--------------------------------------------------------------------------------
                                                                      18,516,250
--------------------------------------------------------------------------------
Capital Goods -- 3.8%
    216,000     Deere & Co.@                                           9,436,500
     95,000     General Electric Co.                                  12,670,625
    135,000     Illinois Tool Works Inc.                               7,897,500
     65,000     Tyco International Ltd.                                2,778,750
--------------------------------------------------------------------------------
                                                                      32,783,375
--------------------------------------------------------------------------------
Consumer Durables -- 1.6%
    120,000     Black & Decker Corp.                                   4,807,500
    115,000     General Motors Corp.                                   9,250,313
--------------------------------------------------------------------------------
                                                                      14,057,813
--------------------------------------------------------------------------------
Consumer Non-Durables -- 7.3%
     40,000     Circuit City Stores, Circuit City Group                1,540,000
    228,000     Colgate-Palmolive Co.@                                13,509,000
    155,625     Dollar General Corp.@                                  3,307,031
     10,100     eToys Inc.(a)                                            147,713
    148,000     Gillette Co.                                           5,568,500
    125,000     Kimberly Clark Corp.                                   7,742,188
    203,000     Lowe's Cos., Inc.@                                     9,058,875
     70,000     Newell Rubbermaid, Inc.@                               2,100,000
    100,000     Procter & Gamble Co.@                                 10,087,500
    404,500     Staples, Inc.(a)                                       9,632,156
--------------------------------------------------------------------------------
                                                                      62,692,963
--------------------------------------------------------------------------------
Consumer Services -- 1.0%
    494,000     Kroger Co.                                             8,583,250
--------------------------------------------------------------------------------
Electric and Gas -- 2.1%
    154,000     AES Corp.@                                            12,339,250
     80,000     Edison International                                   2,320,000
     77,000     PECO Energy Co.                                        3,205,125
--------------------------------------------------------------------------------
                                                                      17,864,375
--------------------------------------------------------------------------------
Energy -- 3.6%
    157,252     BP Amoco PLC, Sponsored ADR@                           8,452,295
    152,000     Coastal Corp.                                          5,605,000
     86,000     El Paso Energy Corp.                                   2,773,500
     35,000     Enron Corp.                                            2,360,313
    180,000     Halliburton Co.@                                       6,480,000

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
8                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                  January 31, 2000
--------------------------------------------------------------------------------

SHARES        SECURITY                                                  VALUE
================================================================================
Energy -- 3.6% (continued)
     72,000   Schlumberger Ltd.                                      $ 4,396,500
     10,067   Transocean Sedco Forex Inc.                                320,256
--------------------------------------------------------------------------------
                                                                      30,387,864
--------------------------------------------------------------------------------
Financial Services -- 10.0%
     60,000   American Express Co.                                     9,888,750
    118,750   American International Group, Inc.                      12,364,844
    347,000   Associates First Capital Corp.                           6,940,000
    268,000   Chase Manhattan Corp.                                   21,557,250
      5,200   Donaldson, Lufkin & Jenrette, Inc. - DLJ Direct(a)          56,875
    124,362   FleetBoston Financial Corp.                              3,909,630
    169,000   Freddie Mac                                              8,481,688
     25,000   J.P. Morgan & Co.                                        3,070,313
     53,000   Marsh & McLennan Cos, Inc.                               4,982,000
     95,000   St. Paul Cos., Inc.                                      2,867,812
    107,000   State Street Corp.@                                      8,580,063
     65,000   XL Capital Ltd., Class A Shares                          2,933,125
--------------------------------------------------------------------------------
                                                                      85,632,350
--------------------------------------------------------------------------------
Healthcare -- 6.6%
    206,000   Amgen, Inc.(a)                                          13,119,625
     37,000   Bristol-Myers Squibb Co.                                 2,442,000
     95,000   Johnson & Johnson                                        8,175,937
    203,000   Medtronic, Inc.                                          9,287,250
    270,000   Merck & Co, Inc.                                        21,279,375
     54,000   Schering Plough Corp.                                    2,376,000
--------------------------------------------------------------------------------
                                                                      56,680,187
--------------------------------------------------------------------------------
Leisure -- 0.4%
    100,000   The Walt Disney Co.                                      3,631,250
--------------------------------------------------------------------------------
Media Conglomerates -- 0.5%
    106,000   Reader's Digest Associates, Inc., Class A Shares         4,001,500
--------------------------------------------------------------------------------
Miscellaneous -- 0.3%
     55,000   Nucor Corp.                                              2,736,250
--------------------------------------------------------------------------------
Paper -- 0.3%
     55,000   International Paper Co.                                  2,619,375
--------------------------------------------------------------------------------
Technology-- 13.6%
    176,000   Cisco Systems, Inc.(a)                                  19,272,000
     99,000   Electronic Data Systems Corp.                            6,694,875
    162,000   EMC Corp.(a)@                                           17,253,000
    150,000   Intel Corp.                                             14,840,625
     64,300   Koninklijke Philips Electronics NV                       9,500,325
     58,000   Lucent Technologies Inc.@                                3,204,500
     75,000   Motorola, Inc.@                                         10,256,250
     35,000   N2H2, Inc.(a)                                              560,000
    222,000   Oracle Corp.(a)@                                        11,089,593
    190,000   Sun Microsystems, Inc.(a)                               14,926,875
      7,462   World Access, Inc.(a)                                      128,727
    408,000   Xerox Corp.                                              8,517,000
--------------------------------------------------------------------------------
                                                                     116,243,770
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                     9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                  January 31, 2000
--------------------------------------------------------------------------------

SHARES         SECURITY                                                 VALUE
================================================================================
Telecommunications -- 5.4%
     110,000   America Online, Inc.(a)                              $  6,263,125
     140,000   AT&T Corp.@                                             7,385,000
      78,000   GTE Corp.                                               5,718,375
     215,500   MCI WorldCom, Inc.(a)                                   9,899,531
     276,638   SBC Communications Inc.                                11,930,013
      25,000   Time Warner Telecom Inc., Class A Shares(a)             1,518,750
     100,000   Williams Cos., Inc.                                     3,875,000
--------------------------------------------------------------------------------
                                                                      46,589,794
--------------------------------------------------------------------------------
Transportation - Other -- 0.4%
      60,100   United Parcel Service Inc., Class B Shares              3,575,950
--------------------------------------------------------------------------------
               TOTAL COMMON STOCK
               (Cost -- $395,694,835)                                522,861,692
================================================================================
PREFERRED STOCK -- 0.0%
Banking -- 0.0%
         600   California Federal Preferred Capital Corp., 9.125%         13,200
--------------------------------------------------------------------------------
Broadcasting -- 0.0%
         242   Dobson Communications Corp., 13.000%(b)                    23,242
--------------------------------------------------------------------------------
               TOTAL PREFERRED STOCK
               (Cost -- $40,954)                                          36,442
================================================================================

FACE
AMOUNT(c)   RATING(d)           SECURITY                                  VALUE
================================================================================
CORPORATE BONDS AND NOTES -- 30.5%
Aerospace -- 0.3%
  575,000   B-      Dunlop Stand Aero Holdings, 11.875%
                      due 5/15/09                                        587,218
2,500,000   Baa2*   Raytheon Co., 6.450% due 8/15/02                   2,412,500
--------------------------------------------------------------------------------
                                                                       2,999,718
--------------------------------------------------------------------------------
Aluminum -- 0.2%
                    Kaiser Aluminum & Chemicals:
  250,000   B1*       Series B, 10.875% due 10/15/06                     252,500
  220,000   B1*       Series D, 10.875% due 10/15/06                     221,925
1,525,000   B3*       12.750% due 2/1/03@                              1,509,750
--------------------------------------------------------------------------------
                                                                       1,984,175
--------------------------------------------------------------------------------
Apparel -- 0.0%
  265,000   B-      Tropical Sportswear International Corp.,
                      Series A, 11.000% due 6/15/08                     251,087
--------------------------------------------------------------------------------
Auto Parts -- 0.4%
1,275,000   B       Collins & Aikman Products, 11.500%
                      due 4/15/06                                      1,252,687
  385,000   B       Dura Operating Corp., Series B, 9.000%
                      due 5/1/09                                         359,012
1,450,000   B+      Tenneco Automotive Inc., 11.625%
                      due 10/15/09(e)                                  1,486,250
--------------------------------------------------------------------------------
                                                                       3,097,949
--------------------------------------------------------------------------------
Automotive Aftermarket -- 0.1%
  790,000   B+      Exide Corp., 10.000% due 4/15/05                     754,450
--------------------------------------------------------------------------------
Banking -- 0.3%
2,500,000   Aa3*    NationsBank Corp., 6.500% due 8/15/03              2,412,500
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 2000
--------------------------------------------------------------------------------

 FACE
AMOUNT(c)    RATING(d)                    SECURITY                                    VALUE
================================================================================================
Beverages - Soft Drinks -- 0.2%
 2,500,000    A     Coca-Cola Enterprises, 6.750% due 1/15/38                        $2,143,750
------------------------------------------------------------------------------------------------
Broadcasting -- 0.3%
   791,000    NA    AMFM Inc., 12.625% due 10/31/06(b)                                  909,650
   260,000    B     Capstar Broadcasting, step bond to yield 11.002% due 2/1/09         232,375
 1,160,000GBP NA    Diamond Holding Inc., 10.000% due 2/1/08                          1,857,918
------------------------------------------------------------------------------------------------
                                                                                      2,999,943
------------------------------------------------------------------------------------------------
Building Materials -- 0.3%
 2,000,000    AA-   Abbey National PLC, 7.950% due 10/26/29                           1,995,000
   580,000    B     Atrium Cos., Inc., Series B, 10.500% due 5/1/09                     556,800
------------------------------------------------------------------------------------------------
                                                                                      2,551,800
------------------------------------------------------------------------------------------------
Building Products -- 0.2%
   555,000    B     Amatek Industries, 12.000% due 2/15/08                              526,556
   300,000    B     NCI Building Systems Inc., Series B, 9.250% due 5/1/09              284,625
                    Nortek Inc., Series B:
 1,045,000    B+      9.250% due 3/15/07                                              1,003,200
    60,000    B+      9.125% due 9/1/07                                                  57,525
------------------------------------------------------------------------------------------------
                                                                                      1,871,906
------------------------------------------------------------------------------------------------
Cable Television -- 2.9%
                    Adelphia Communications Corp., Series B:
   415,000    B+      9.875% due 3/1/07                                                 415,000
   505,000    BB-     8.375% due 11/15/17                                               451,344
 2,500,000    A-    Cable & Wireless Communications, 6.750% due 12/1/08               2,446,875
 1,520,000    BB-   Century Communications, Series B, zero coupon due 1/15/08           638,400
                    Charter Communications Holdings Inc.:
 2,490,000    B+      Step bond to yield 11.713% due 11/5/10(e)                       1,444,200
   830,000    B+      10.000% due 4/1/09(e)                                             832,075
 2,250,000    BB-   CSC Holdings Inc., 10.500% due 5/15/16                            2,486,250
 1,650,000    B     Echostar DBS Corp., 9.375% due 2/1/09                             1,629,375
 2,025,000    B-    NTL Inc., Series B, 11.500% due 10/1/08                           2,156,625
 1,760,000    BB-   Roger Cablesystems Ltd., 11.000% due 12/1/15                      1,986,600
 1,500,000    B+    TeleWest Communication PLC, 11.250% due 11/1/08                   1,590,000
 8,290,000    B-    United International Holdings, Series B, step bond to yield
                      11.378% due 2/15/08                                             5,512,850
 6,600,000    B     United Pan-Europe Communications, Series B, step bond to yield
                      12.500% due 8/1/09                                              3,597,000
------------------------------------------------------------------------------------------------
                                                                                     25,186,594
------------------------------------------------------------------------------------------------
Casinos/Gambling -- 0.3%
   205,000    BB+   Circus Circus Enterprises, 7.625% due 7/15/13                       175,787
 1,085,000    B     Harvey Casinos Resorts, 10.625% due 6/1/06                        1,116,193
   245,000    B     Hollywood Casino Shreveport, 13.000% due 8/1/06(e)                  262,149
   155,000    B     Hollywood Casino Corp., 11.250% due 5/1/07                          160,037
   570,000    NR    Jazz Casino Co., 5.867% due 11/15/09(b)                             273,600
                    Sun International Hotels Ltd.:
   445,000    B+      8.625% due 12/15/07                                               419,413
   220,000    B+      9.000% due 3/15/07                                                203,500
   250,000    B-    Venetian Casino Co., 12.250% due 11/15/04@                          207,500
------------------------------------------------------------------------------------------------
                                                                                      2,818,179
------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
-------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                   11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 2000
--------------------------------------------------------------------------------


FACE
AMOUNT(c)    RATING(d)              SECURITY                                    VALUE
=========================================================================================
Chemicals - Major -- 0.4%
                     Huntsman ICI Chemicals:
 5,165,000   B+        Zero coupon due 12/31/09(e)                           $1,614,063
 1,000,000   B+        10.125% due 7/1/09(e)                                  1,015,000
   670,000   B+      Terra Industries Inc., Series B, 10.500% due 6/15/05       536,000
-----------------------------------------------------------------------------------------
                                                                              3,165,063
-----------------------------------------------------------------------------------------
Chemicals - Specialty -- 0.2%
                     Lyondell Chemical Co. :
   220,000   BB        Series A, 9.625% due 5/1/07                              218,350
   840,000   BB        Series B, 9.875% due 5/1/07                              832,650
   550,000   B       Zeneca Specialty Chemical PLC, 11.000% due 7/1/09(e)       566,500
-----------------------------------------------------------------------------------------
                                                                              1,617,500
-----------------------------------------------------------------------------------------
Coal Mining -- 0.1%
 1,100,000   Caa2*   AEI Holding Co. Inc., 10.500% due 12/15/05(e)              753,500
-----------------------------------------------------------------------------------------
Construction/AG Equipment/Trucks -- 0.1%
 1,335,000   B       Columbus McKinnon Corp., 8.500% due 4/1/08               1,174,800
-----------------------------------------------------------------------------------------
Consumer Electronics/Appliances -- 0.3%
 3,000,000   BBB     Black & Decker, 6.625% due 11/15/00                      2,992,500
-----------------------------------------------------------------------------------------
Containers/Packaging-- 0.8%
   275,000   B       AEP Industries Inc., 9.875% due 11/15/07                   237,875
750,000EUR   B1*     BSN Financing, 10.250% due 8/1/09(e)                       761,315
 1,000,000   B       Huntsman Packaging Corp., 9.125% due 10/1/07               973,750
 1,610,000   B       Stone Container Finance, 11.500% due 8/15/06(e)          1,710,625
   930,000   B-      Sweetheart Cup Co. Inc., 10.500% due 9/1/03                890,475
                     Tekni-Plex, Inc.:
 1,480,000   B-        Series B, 11.250% due 4/1/07                           1,566,950
   325,000   B-        Series B, 9.250% due 3/1/08                              321,343
-----------------------------------------------------------------------------------------
                                                                              6,462,333
-----------------------------------------------------------------------------------------
Contract Drilling -- 0.3%
 1,595,000   BB      Pride International Inc., 10.000% due 6/1/09             1,598,987
   900,000   BB-     RBF Finance Co., 11.375% due 3/15/09                       954,000
-----------------------------------------------------------------------------------------
                                                                              2,552,987
-----------------------------------------------------------------------------------------
Discount Stores -- 0.3%
 1,860,000   B+      Ames Dept. Stores, 10.000% due 4/15/06                   1,748,400
   850,000   BB+     Kmart Corp., 12.500% due 3/1/05                            948,812
-----------------------------------------------------------------------------------------
                                                                              2,697,212
-----------------------------------------------------------------------------------------
Diversified Commercial Services -- 0.1%
   750,000   B2*     Intertek Financial PLC, Series B, 10.250% due 11/1/06      667,500
-----------------------------------------------------------------------------------------
Diversified Financial Services -- 0.2%
                     Amresco Inc:
   600,000   CCC-      Series 97-A, 10.000% due 3/15/04                         393,000
 2,265,000   CCC-      Series 98-A, 9.875% due 3/15/05                        1,483,575
-----------------------------------------------------------------------------------------
                                                                              1,876,575
-----------------------------------------------------------------------------------------
Diversified Manufacturing -- 0.5%
   580,000   B-      Blount Inc., 13.000% due 8/1/09(e)                         616,250
 2,500,000   Baa2*   FMC Corp., 7.000% due 5/15/08                            2,250,000

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                  January 31, 2000
--------------------------------------------------------------------------------

 FACE
AMOUNT(c)  RATING(d)                       SECURITY                                  VALUE
============================================================================================
Diversified Manufacturing -- 0.5% (continued)
 1,500,000   B+     Park-Ohio Industries Inc., 9.250% due 12/1/07                 $1,395,000
--------------------------------------------------------------------------------------------
                                                                                   4,261,250
--------------------------------------------------------------------------------------------
Drugs/Generic -- 0.3%
 2,465,000   BB     ICN Pharmaceuticals Inc., Series B, 9.250% due 8/15/05         2,400,293
--------------------------------------------------------------------------------------------
Electronic Components -- 0.2%
 2,000,000   B+     Celestica International Inc., 10.500% due 12/31/06             2,105,000
--------------------------------------------------------------------------------------------
Engineering and Construction -- 0.2%
   390,000   B-     American Plumbing & Mechanical, 11.625% due 10/15/08             368,550
   435,000   B      Group Maintenance America Corp., 9.750% due 1/15/09              448,050
   745,000   BB-    Integrated Electrical Services, Series B, 9.375% due 2/1/09      725,443
--------------------------------------------------------------------------------------------
                                                                                   1,542,043
--------------------------------------------------------------------------------------------
Environmental Services -- 0.9%
 4,225,000   B+     Allied Waste NA, 10.000% due 8/1/09(e)@                        3,707,438
   795,000   B+     IT Group Inc., Series B, 11.250% due 4/1/09                      771,150
   330,000   CCC+   Metal Management Inc., 10.000% due 5/15/08                       249,150
   745,000   B+     URS Corp., Series B, 12.250% due 5/1/09                          778,525
 2,500,000   BBB    USA Waste Services, 6.500% due 12/15/02                        2,300,000
--------------------------------------------------------------------------------------------
                                                                                   7,806,263
--------------------------------------------------------------------------------------------
Finance Companies -- 2.6%
 2,000,000   A+     American General Finance Corp., 5.875% due 7/15/01             1,962,500
 2,790,000   AA-    Associates Corp. NA, 5.750% due 10/15/03                       2,636,550
 2,500,000   A+     AT&T Capital Corp., 6.250% due 5/15/01                         2,471,875
 1,225,000   A+     CIT Group Inc., 6.800% due 4/17/00                             1,225,673
 2,525,000   A      Countrywide Home Loan, 7.200% due 10/30/06                     2,427,156
 2,000,000   AAA    General Electric Capital Corp., 7.000% due 2/3/03              1,987,500
 2,000,000   A      Household Finance Corp., 6.750% due 6/1/00                     1,997,740
 2,500,000   A+     International Lease Finance Corp., 5.950% due 6/1/01           2,456,250
                    Private Export Funding Corp.:
 2,500,000   AAA      Series G, 6.670% due 9/15/09                                 2,406,250
 1,000,000   AAA      7.010% due 4/30/04                                             992,500
 2,000,000   A-     TransAmerica Financial Corp., 6.750% due 6/1/00                1,998,700
--------------------------------------------------------------------------------------------
                                                                                  22,562,694
--------------------------------------------------------------------------------------------
Food Distributors -- 0.8%
   185,000   B-     Agrilink Foods Inc., 11.875% due 11/01/08                        182,919
 1,945,000   B2*    Carrols Corp., 9.500% due 12/1/08                              1,735,913
 2,400,000   A+     Diageo PLC, 8.625% due 8/15/01                                 2,445,000
 2,000,000   B-     Imperial Holly, 9.750% due 12/15/07                            1,390,000
   490,000   B-     Premier International Foods PLC, 12.000% due 9/1/09(e)           490,613
   985,000   B      SC International Services Inc., Series B, 9.250% due 9/1/07      906,200
--------------------------------------------------------------------------------------------
                                                                                   7,150,645
--------------------------------------------------------------------------------------------
Forest Products -- 0.2%
   865,000   B      Ainsworth Lumber, 12.500% due 7/15/07                            951,500
   585,000   B+     Millar Western Forest, 9.875% due 5/15/08                        580,613
--------------------------------------------------------------------------------------------
                                                                                   1,532,113
--------------------------------------------------------------------------------------------
Home Furnishings -- 0.1%
   610,000   B      Falcon Products Inc., Series B, 11.375% due 6/15/09              573,400
--------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    13

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 2000
--------------------------------------------------------------------------------

 FACE
AMOUNT(c)    RATING(d)                      SECURITY                                     VALUE
===============================================================================================
Homebuilding -- 0.1%
 1,320,000   BB-     US Home Corp., 8.875% due 2/15/09                               $1,199,550
-----------------------------------------------------------------------------------------------
Hospital/Nursing Management -- 0.6%
 2,500,000   BB+     Columbia/HCA Healthcare, zero coupon due 6/1/02                  2,024,533
     4,200   B+      Fresenius Medical Care, 9.000% due 12/1/06                         399,000
 2,825,000   B-      Magellan Health Services, 9.000% due 2/15/08                     2,295,313
-----------------------------------------------------------------------------------------------
                                                                                      4,718,846
-----------------------------------------------------------------------------------------------
Hotels/Resorts -- 0.7%
 2,500,000   A       Carnival Corp., 6.150% due 4/15/08                               2,221,875
 1,915,000   B-      Courtyard by Marriott, Series B, 10.750% due 2/1/08              1,857,550
    50,000   BB      HMH Properties, Inc., Series C, 8.450% due 12/1/08                  45,125
                     Intrawest Corp.:
   555,000   B+      9.750% due 8/15/08                                                 532,800
 1,040,000   B+      10.500% due 2/1/10(e)                                            1,029,600
-----------------------------------------------------------------------------------------------
                                                                                      5,686,950
-----------------------------------------------------------------------------------------------
Insurance - Life -- 0.6%
 2,500,000   BBB+    Conseco Inc., 6.400% due 2/10/03                                 2,365,625
 2,000,000   AA      Mass Mutual Life, 7.625% due 11/15/23(e)                         1,905,000
 1,300,000   AAA     SunAmerica Inc., 6.580% due 1/15/02                              1,283,750
-----------------------------------------------------------------------------------------------
                                                                                      5,554,375
-----------------------------------------------------------------------------------------------
Internet Services -- 1.6%
   505,000   Caa2*   Cybernet Internet Services, 14.000% due 7/1/09                     426,725
 1,155,000   B-      Exodus Communications, 10.750% due 12/15/09(e)                   1,163,663
   920,000   NR      Globix Corp., 12.500% due 2/1/10(e)                                926,900
                     PSINet Inc.:
   420,000   B-        10.500% due 12/1/06(e)                                           425,250
 2,500,000   B-        11.500% due 11/1/08                                            2,625,000
 1,205,000   B-        11.000% due 8/1/09                                             1,244,163
 1,950,000   NR      Splitrock Services Inc., Series B, 11.750% due 7/15/08           2,081,625
                     Verio Inc.:
   695,000   B-        10.375% due 4/1/05                                               698,475
 1,915,000   B-        11.250% due 12/1/08                                            2,001,175
 1,010,000   B-        10.625% due 11/15/09(e)                                        1,047,875
 1,225,000   CCC+    Wam!Net Inc., Series B, step bond to yield 13.161% due 3/1/05      695,188
-----------------------------------------------------------------------------------------------
                                                                                     13,336,039
-----------------------------------------------------------------------------------------------
Investment Bankers/Brokers/Services -- 0.6%
                     Donaldson, Lufkin & Jenrette Inc.:
 2,000,000   A-      6.375% due 5/26/00                                               1,997,260
 2,500,000   A-      6.170% due 7/15/03                                               2,387,500
 1,000,000   BBB+    PaineWebber Group Inc., 7.000% due 3/1/00                          999,990
-----------------------------------------------------------------------------------------------
                                                                                      5,384,750
-----------------------------------------------------------------------------------------------
Leisure/Movies/Entertainment -- 0.4%
   480,000   B-      AMC Enterainment Inc., 9.500% due 2/1/11                           386,400
   560,000   B-      Premier Parks Inc., step bond to yield 10.819% due 4/1/08          375,200
 2,500,000   B-      SFX Entertainment Inc., Series B, 9.125% due 2/1/08              2,331,250
-----------------------------------------------------------------------------------------------
                                                                                      3,092,850
-----------------------------------------------------------------------------------------------
Machinery - Industrial/Components -- 0.0%
   339,000   B-      Alvey Systems Inc., 11.375% due 1/31/03                            354,255
-----------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 2000
--------------------------------------------------------------------------------

FACE
AMOUNT(c)    RATING(d)                SECURITY                                 VALUE
=======================================================================================
Media Conglomerates -- 0.6%
 2,500,000   BBB-   News America Holdings, 7.750% due 2/1/24                $2,368,750
 2,500,000   BBB    Time Warner Inc., 7.950% due 2/1/00                      2,500,000
---------------------------------------------------------------------------------------
                                                                             4,868,750
---------------------------------------------------------------------------------------
Medical Specialties -- 0.1%
   590,000   B-     Hanger Orthopedic Group, 11.250% due 6/15/09               502,975
---------------------------------------------------------------------------------------
Metals/Minerals -- 0.1%
   785,000   B-     Haynes International Inc., 11.625% due 9/1/04              502,400
---------------------------------------------------------------------------------------
Motor Vehicles -- 0.3%
 2,500,000   A+     Ford Motor Co., 7.400% due 11/1/46                       2,315,625
---------------------------------------------------------------------------------------
Multi-Sector Companies -- 0.1%
 1,315,000   B-     Triarc Consumer Beverage, 10.250% due 2/15/09(e)         1,264,044
---------------------------------------------------------------------------------------
Newspapers -- 0.1%
   485,000   B+     Garden State Newspapers, 8.625% due 7/1/11                 444,381
---------------------------------------------------------------------------------------
Oil and Gas Production -- 0.7%
                    Belco Oil & Gas Corp., Series B:
   350,000   B1*      10.500% due 4/1/06                                       356,125
   635,000   B1*      8.875% due 9/15/07                                       601,663
   930,000   B      Canadian Forest Oil Ltd., 8.750% due 9/15/07               864,900
 1,750,000   B      Clark USA Inc., Series B, 10.875% due 12/1/05              717,500
   790,000   B      Forest Oil Corp., 10.500% due 1/15/06                      797,900
   715,000   B+     Nuevo Energy Co., Series B, 9.500% due 6/1/08              700,700
   780,000   B+     Parker Drilling Co., Series D, 9.750% due 11/15/06         748,800
 1,000,000   B+     R&B Falcon Corp., 12.250% due 3/15/06                    1,085,000
   445,000   B+     Vintage Petroleum, 9.750% due 6/30/09                      448,338
---------------------------------------------------------------------------------------
                                                                             6,320,926
---------------------------------------------------------------------------------------
Oil/Gas Transmission -- 0.3%
 1,500,000   BBB+   Enron Corp., 6.450% due 11/15/01                         1,475,625
   665,000   BB-    Leviathan Gas Pipelines, Series B, 10.375% due 6/1/09      688,275
---------------------------------------------------------------------------------------
                                                                             2,163,900
---------------------------------------------------------------------------------------
Package Goods/Cosmetics -- 0.2%
 2,000,000   AA     Procter & Gamble Corp., 6.875% due 9/15/09               1,920,000
---------------------------------------------------------------------------------------
Packaged Foods -- 0.4%
 2,265,000   BBB+   Conagra Inc., 5.500% due 10/15/02                        2,146,088
 1,000,000   BBB+   Quaker Oats, 7.440% due 3/2/26                             911,250
---------------------------------------------------------------------------------------
                                                                             3,057,338
---------------------------------------------------------------------------------------
Paper -- 0.6%
   400,000   B      Doman Industries Ltd., 8.750% due 3/15/04                  351,000
1,260,000EUR B      Kappa Beheer BV, 10.625% due 7/15/09(e)                  1,297,501
   235,000   CCC+   Repap New Brunswick, 10.625% due 4/15/05                   215,613
                    Riverwood International:
   880,000   B-       10.625% due 8/1/07                                       888,800
 1,380,000   CCC+     10.875% due 4/1/08                                     1,329,975
 1,110,000   BB+    Tembec Industries Inc., 9.875% due 9/30/05               1,132,200
---------------------------------------------------------------------------------------
                                                                             5,215,089
---------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    15

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 2000
--------------------------------------------------------------------------------

FACE
AMOUNT(c)    RATING(d)                     SECURITY                                     VALUE
===============================================================================================
Pharmaceuticals - Other -- 0.1%
   415,000   B      King Pharmaceutical Inc., 10.750% due 2/15/09                   $  434,713
-----------------------------------------------------------------------------------------------
Photographic Products -- 0.1%
 1,075,000   BB-    Polaroid Corp., 11.500% due 2/15/06@                             1,075,000
-----------------------------------------------------------------------------------------------
Printing/Forms -- 0.1%
   505,000   B      Merrill Corp., 12.000% due 5/1/09(e)(f)                            492,375
-----------------------------------------------------------------------------------------------
Railroads -- 0.6%
 3,000,000   BBB+   Norfolk Southern Corp., 7.875% due 2/15/04                       3,011,250
 2,000,000   BBB-   Union Pacific Co., 7.875% due 2/15/02                            2,005,000
-----------------------------------------------------------------------------------------------
                                                                                     5,016,250
-----------------------------------------------------------------------------------------------
Real Estate Investment Trust -- 0.1%
   900,000   NR     Ocwen Asset Investment, 11.500% due 7/1/05                         765,000
-----------------------------------------------------------------------------------------------
Recreational Products/Toys -- 0.3%
 2,000,000   A      Hasbro Inc., 6.600% due 7/15/28                                  1,705,000
500,000EUR   B2*    Head Holding, 10.750% due 7/15/06(e)                               509,989
-----------------------------------------------------------------------------------------------
                                                                                     2,214,989
-----------------------------------------------------------------------------------------------
Rental/Leasing Companies -- 0.1%
 1,035,000   BB-    Avis Rent a Car Inc., 11.000% due 5/1/09                         1,073,813
    75,000   B      NationsRent Inc., 10.375% due 12/15/08                              73,406
-----------------------------------------------------------------------------------------------
                                                                                     1,147,219
-----------------------------------------------------------------------------------------------
Retail - Food Chains -- 0.0%
   395,000   B+     Stater Brothers Holding, 10.750% due 8/15/06                       399,938
-----------------------------------------------------------------------------------------------
Retail - Other Specialty Stores -- 0.1%
 1,260,000   B-     Advance Stores Co. Inc., Series B, 10.250% due 4/15/08           1,089,900
-----------------------------------------------------------------------------------------------
Savings and Loan Associations -- 0.1%
 1,250,000   B2*    Ocwen Capital Trust I, 10.875% due 8/1/27                          793,750
-----------------------------------------------------------------------------------------------
Semiconductors -- 0.2%
 2,000,000   B      Fairchild Semiconductor, 10.125% due 3/15/07                     1,985,000
-----------------------------------------------------------------------------------------------
Steel/Iron -- 0.3%
 1,025,000   B+     Russel Metals Inc., 10.000% due 6/1/09                           1,000,656
   755,000   B+     WCI Steel Inc., Series B, 10.000% due 12/1/04                      753,113
   940,000   B-     WHX Corp., 10.500% due 4/15/05                                     914,150
-----------------------------------------------------------------------------------------------
                                                                                     2,667,919
-----------------------------------------------------------------------------------------------
Telecommunications - Major U.S. -- 0.1%
   500,000   B2*    Omnipoint Corp., Series A, 11.625% due 8/15/06                     528,750
-----------------------------------------------------------------------------------------------
Telecommunications - Other -- 3.4%
                    Call-Net Enterprises Inc.:
   250,000   B+       Step bond to yield 12.787% due 8/15/08                           126,875
   455,000   B+       9.375% due 5/15/09                                               384,475
                    Esprit Telecom Group PLC:
 1,500,000   B-       11.500% due 12/15/07                                           1,481,250
   750,000   B-       10.875% due 6/15/08                                              733,125
                    Focal Communications Corp.:
   510,000   B        Series B, step bond to yield 12.978% due 2/15/08                 335,325
   405,000   B        11.875% due 1/15/10(d)                                           414,113
   740,000   CCC+   GT Group Telecom, step bond to yield 13.250% due 2/1/10(e)(f)      394,050


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
16                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 2000
--------------------------------------------------------------------------------

  FACE
AMOUNT(c)      RATING(d)             SECURITY                                                        VALUE
============================================================================================================
Telecommunications - Other -- 3.4% (continued)
                      Hermes Europe Railtel BV:
 2,250,000    B         11.500% due 8/15/07                                                      $2,283,750
   350,000    B         10.375% due 1/15/09                                                         336,875
                      ICG Holding Inc:
   705,000    B-        Step bond to yield 12.932% due 9/15/05                                      643,313
   595,000    B-        Step bond to yield 12.644% due 5/1/06                                       480,463
 1,000,000EUR CCC+    Jazztel PLC, 13.250% due 12/15/09(e)                                        1,007,748
                      KMC Telecom Holdings Inc.:
   450,000    B-        Step bond to yield 15.834% due 2/15/08                                      252,000
   935,000    B-        13.500% due 5/15/09                                                         939,675
 3,580,000    B       Level 3 Communications, step bond to yield 11.322% due 12/1/08              2,165,900
   360,000    B+      Metromedia Fiber Network, 10.000% due 12/15/09                                363,600
                      Microcell Telecommunication:
   475,000    B3*       Series B, Step bond to yield 11.843% due 6/1/06                             427,500
   985,000    B-        Step bond to yield 11.785% due 6/1/09                                       630,400
                      Nextlink Communications:
 2,030,000    B         Step bond yield 12.053% due 6/1/09                                        1,238,300
 1,380,000    B         Step bond yield 12.125% due 12/1/09(e)                                      800,400
 2,400,000    B         12.500% due 4/15/06                                                       2,577,000
 1,285,000    B         10.750% due 6/1/09                                                        1,301,063
 2,000,000    B-      Primus Telecomm Group, 11.750% due 8/1/04                                   1,977,500
                      Tele 1 Europe BV:
   490,000    B-        13.000% due 5/15/09                                                         512,050
   500,000EUR B-        13.000% due 5/15/09                                                         523,442
 2,500,000    BBB     Telephone and Data Systems, 7.000% due 8/1/06                               2,337,500
 1,655,000    B-      Versatel Telecom BV, 13.250% due 5/15/08                                    1,750,163
 1,065,000    B-      Viatel Inc., 11.250% due 4/15/08                                            1,001,100
 1,250,000    BB-     Williams Communications Group Inc., 10.875% due 10/1/09                     1,287,500
------------------------------------------------------------------------------------------------------------
                                                                                                 28,706,455
------------------------------------------------------------------------------------------------------------
Telecommunications Equipment -- 0.2%
 2,375,000    NA      World Access Inc., Series B, 13.250% due 1/15/08                            2,137,500
------------------------------------------------------------------------------------------------------------
Telephone and Cellular -- 1.6%
                      Airgate PCS, Inc.:
   320,000    Caa1*     Step bond yield 13.548% due 10/1/09                                         176,800
   995,000    NR        Step bond yield 13.227% due 10/1/09(f)                                      686,550
 1,355,000    B-      Centennial Cellular, 10.750% due 12/15/08                                   1,415,975
 2,305,000    B       Crown Castle International Corp., step bond to yield 11.057% due 5/15/11    1,383,000
   505,000    NA      Dobson/Sygnet Communications, 12.250% due 12/15/08                            552,975
    95,000    CCC+    Dolphin Telecomm PLC., step bond to yield 11.704% due 6/1/08                   44,175
 1,835,000    B-      Millicom International Cellular, step bond to yield 14.382% due 6/1/06      1,587,275
                      Nextel Communications:
 1,135,000    B1*       Step bond yield 10.913% due 9/15/07                                         851,250
 1,635,000    B1*       Step bond yield 10.743% due 2/15/08                                       1,140,413
   495,000    NR      Spectrasite Holdings Inc., step bond to yield 11.250% due 4/15/09             287,718
                      Telesystem International Wireless:
 2,885,000    CCC+      Series B, step bond to yield 12.262% due 6/30/07                          1,904,100
 2,050,000    CCC+      Series C, step bond to yield 12.051% due 11/1/07                          1,086,500
 1,275,000    B3*     Triton PCS, Inc., step bond to yield 11.399% due 5/1/08                       910,030
------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    17

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 2000
--------------------------------------------------------------------------------

  FACE
AMOUNT(c)       RATING(d)                    SECURITY                            VALUE
=======================================================================================
Telephone and Cellular -- 1.6% (continued)
                      Voicestream Wireless Co.:
     720,000    B-      Step bond to yield 11.875% due 11/15/09(e)         $    439,200
   1,010,000    B-      10.375% due 11/15/09(e)                               1,040,300
---------------------------------------------------------------------------------------
                                                                             13,506,261
---------------------------------------------------------------------------------------
Textiles -- 0.0%
     700,000DEM B     Texon International PLC., 10.000% due 2/1/08              308,138
---------------------------------------------------------------------------------------
Transportation - Marine -- 0.1%
     615,000    B-    Oglebay Norton Co., 10.000% due 2/1/09                    579,638
---------------------------------------------------------------------------------------
Unregulated Power Generation -- 0.6%
                      AES Corp.:
   1,345,000    BB      10.250% due 7/15/06                                   1,355,088
   1,635,000    Ba1*    9.500% due 6/1/09                                     1,630,913
   2,000,000    BB+*  Calpine Corp., 10.500% due 5/15/06                      2,100,000
---------------------------------------------------------------------------------------
                                                                              5,086,001
---------------------------------------------------------------------------------------
Wholesale Distributors -- 0.2%
     505,000    B     Buhrmann US Inc., 12.250% due 11/1/09(e)                  515,100
     980,000    B-    Fisher Scientific International, 9.000% due 2/1/08        918,750
---------------------------------------------------------------------------------------
                                                                              1,433,850
---------------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS AND NOTES
                      (Cost -- $275,341,236)                                261,237,411
=======================================================================================

COLLATERALIZED MORTGAGE OBLIGATION -- 0.3%
   2,779,982    Airplanes Pass-Through Trust, 10.875% due 3/15/19
                      (Cost -- $3,071,880)                                    2,363,735
=======================================================================================
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 6.1%
U.S. Government Agencies -- 3.2%
   5,000,000    Federal Home Loan Bank, 5.880% due 4/15/08                    4,578,550
   5,000,000    Federal Home Loan Mortgage Corp., 5.750% due 7/15/03          4,797,600
Federal National Mortgage Association:
   5,000,000      4.625% due 10/15/01                                         4,823,250
  14,630,376      6.500% due 5/1/29                                          13,583,280
---------------------------------------------------------------------------------------
                                                                             27,782,680
---------------------------------------------------------------------------------------
U.S. Treasury Obligations -- 2.9%
   6,700,000    U.S. Treasury Notes, 6.500% due 8/15/05                       6,623,352
U.S. Treasury Bonds:
   2,500,000      7.875% due 2/15/21                                          2,831,775
  16,000,000      6.250% due 8/15/23                                         15,261,600
---------------------------------------------------------------------------------------
                                                                             24,716,727
---------------------------------------------------------------------------------------
                      TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                      (Cost -- $56,062,585)                                  52,499,407
=======================================================================================



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
18                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 2000
--------------------------------------------------------------------------------


SHARES                              SECURITY                                                     VALUE
========================================================================================================
WARRANTS(a) -- 0.2%
Internet Services -- 0.1%
        505          Cybernet Internet Service, Expire 7/1/09(d)                            $     60,600
      1,950          SplitRock Service, Expire 7/15/08                                           370,500
      5,490          Wam!Net, Inc., Expire 3/1/05                                                 63,821
--------------------------------------------------------------------------------------------------------
                                                                                                 494,921
--------------------------------------------------------------------------------------------------------
Telecommunications - Other -- 0.1%
                     Tele 1 Europe B.V.:
        490            Expire 5/15/09(d)                                                          95,550
        500            Expire 5/15/09                                                             95,395
      1,655          Versatel Telecommunications, Expire 5/15/08(d)                              707,513
--------------------------------------------------------------------------------------------------------
                                                                                                 898,458
--------------------------------------------------------------------------------------------------------
                     TOTAL WARRANTS
                     (Cost -- $222,170)                                                        1,393,379
========================================================================================================

   FACE
  AMOUNT                            SECURITY                                                     VALUE
========================================================================================================
REPURCHASE AGREEMENT -- 1.9%
$ 16,384,000         Morgan Stanley Dean Witter & Co., 5.680% due 2/1/00;
                     Proceeds at maturity -- $16,386,585; (Fully collateralized by
                     U.S. Treasury Notes, 5.500% to 7.000% due 5/15/09 to 7/15/09;
                     Market value -- $16,711,219) (Cost -- $16,384,000)                       16,384,000
========================================================================================================
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $746,817,660**)                                               $856,776,066
========================================================================================================

@    All or a portion of this security is on loan (See Note 5).
(a)  Non-income producing security.
(b) Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)  Face amount in U.S. dollars unless otherwise indicated.
(d) All ratings are by Standard & Poor's Ratings Service with the exception of those identified by an asterisk (*), which are rated by Moody's Investor Services, Inc.
(e) Security is exempt from registration under Rule 144A of the Securities Act of 1993. This security may be sold in transaction that are exempt from registration, normally to qualified institutional buyers.
(f)  Security issued with attached warrants.
**   Aggregate cost for Federal income tax purposes is substantially the same

     Currency abbreviations:
     -----------------------
     GBP -- British Pound
     EUR -- Euro
     DEM -- German Mark

     See page 20 for definition of ratings.




                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    19

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA    -- Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B  -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly and CCC speculative with respect to and CCC capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa    -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa     -- Bonds rated "Aa" are judged to be of the high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A      -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa    -- Bonds rated "Baa" are considered to be medium grade obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba     -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby may not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B      -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa    -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR     -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
20                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                 January 31, 2000
--------------------------------------------------------------------------------

ASSETS:
          Investments, at value (Cost -- $746,817,660)                                                       $856,776,066
          Cash                                                                                                        278
          Collateral for securities on loan (Note 5)                                                           85,240,716
          Receivable for securities sold                                                                          772,247
          Receivable for Fund shares sold                                                                          94,096
          Dividends and interest receivable                                                                     7,518,141
          Receivable for open forward foreign currency contracts (Note 8)                                         244,512
--------------------------------------------------------------------------------------------------------------------------
          Total Assets                                                                                        950,646,056
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
          Payable for securities on loan (Note 5)                                                              85,240,716
          Payable for securities purchased                                                                      5,890,420
          Investment advisory fees payable                                                                        311,309
          Administration fees payable                                                                             138,056
          Payable for Fund shares purchased                                                                        59,004
          Payable for open forward foreign currency contracts (Note 8)                                             36,921
          Distribution fees payable                                                                                 2,311
          Accrued expenses                                                                                        307,754
--------------------------------------------------------------------------------------------------------------------------
          Total Liabilities                                                                                    91,986,491
--------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                             $858,659,565
==========================================================================================================================
NET ASSETS:
          Par value of shares of beneficial interest                                                         $     59,823
          Capital paid in excess of par value                                                                 715,039,178
          Undistributed net investment income                                                                   5,854,448
          Accumulated net realized gain from security transactions and foreign currencies                      27,550,415
          Net unrealized appreciation of investments and foreign currencies                                   110,155,701

Total Net Assets                                                                                             $858,659,565
==========================================================================================================================
Shares Outstanding:
          Class A                                                                                              25,131,159
          ----------------------------------------------------------------------------------------------------------------
          Class B                                                                                              33,424,432
          ----------------------------------------------------------------------------------------------------------------
          Class L                                                                                                 848,349
          ----------------------------------------------------------------------------------------------------------------
          Class O                                                                                                 419,215
          ----------------------------------------------------------------------------------------------------------------

Net Asset Value:
          Class A (and redemption price)                                                                     $      14.38
          ----------------------------------------------------------------------------------------------------------------
          Class B *                                                                                          $      14.33
          ----------------------------------------------------------------------------------------------------------------
          Class L **                                                                                         $      14.35
          ----------------------------------------------------------------------------------------------------------------
          Class O **                                                                                         $      14.34
          ----------------------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
          Class A (net asset value plus 5.26% of net asset value per share)                                  $      15.14
          ----------------------------------------------------------------------------------------------------------------
          Class L (net asset value plus 1.01% of net asset value per share)                                  $      14.49
==========================================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L and O shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    21

--------------------------------------------------------------------------------
Statement of Operations (unaudited)    For the Six Months Ended January 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                          $ 15,888,546
  Dividends                                                            2,576,441
--------------------------------------------------------------------------------
  Total Investment Income                                             18,464,987
--------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 2)                                           2,460,084
  Investment advisory fees (Note 2)                                    1,980,453
  Administration fees (Note 2)                                           880,201
  Shareholder and system servicing fees                                  455,735
  Shareholder communications                                             123,288
  Registration fees                                                       48,526
  Audit and legal                                                         22,796
  Custody                                                                 22,442
  Pricing service fees                                                    10,615
  Trustees' fees                                                           8,492
  Other                                                                    8,591
--------------------------------------------------------------------------------
  Total Expenses                                                       6,021,223
--------------------------------------------------------------------------------
Net Investment Income                                                 12,443,764
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 8):
  Realized Gain From:
    Security transactions (excluding short-term securities)           27,483,615
    Foreign currency transactions                                        177,544
--------------------------------------------------------------------------------
Net Realized Gain                                                     27,661,159
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments and
  Foreign Currencies:
    Beginning of period                                              102,319,889
    End of period                                                    110,155,701
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                              7,835,812
--------------------------------------------------------------------------------
Net Gain on Investments and Foreign Currencies                        35,496,971
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 47,940,735
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
22                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Six Months Ended January 31, 2000 (unaudited) and the Year Ended July 31, 1999

                                                          2000             1999
====================================================================================
OPERATIONS:
  Net investment income                              $  12,443,764    $  27,456,408
  Net realized gain                                     27,661,159        5,500,671
  Increase in net unrealized appreciation                7,835,812       69,388,242
------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                47,940,735      102,345,321
------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                (11,127,034)     (23,023,939)
  Net realized gains                                    (4,875,008)    (222,811,078)
------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                      (16,002,042)    (245,835,017)
------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sales of shares                     89,192,543      119,334,482
  Net asset value of shares issued for
    reinvestment of dividends                           13,091,026      201,028,376
  Cost of shares reacquired                           (168,500,424)    (323,959,616)
------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                            (66,216,855)      (3,596,758)
------------------------------------------------------------------------------------
Decrease in Net Assets                                 (34,278,162)    (147,086,454)

NET ASSETS:
  Beginning of period                                  892,937,727      104,024,181
------------------------------------------------------------------------------------
  End of period*                                     $ 858,659,565    $ 892,937,727
====================================================================================
* Includes undistributed net investment income of:   $   5,854,448    $   4,537,718
====================================================================================



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    23

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Balanced Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Municipal High Income Fund, Smith Barney Exchange Reserve Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are recorded on the identified cost basis; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and
(j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled. The Fund from time to time may also enter into options and/or futures contracts to hedge market risk.



2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Trust. The Fund pays SSBC an investment advisory fee calculated at an annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

--------------------------------------------------------------------------------
24                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by Private Trust. During the period October 1, 1999 through January 31, 2000, the Fund paid transfer agent fees of $259,904 to Private Trust.

CFBDS, Inc. ("CFBDS") act as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

SSB acts as the primary broker for its portfolio agency transactions. For the six months ended January 31, 2000, SSB received total brokerage commissions of $11,935.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate, these purchases do not incur an initial sales charge.

For the six months ended January 31, 2000, CFBDS and SSB received sales charges of $40,000 and $42,000 on sales of the Fund's Class A and Class L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                                     Class A          Class B
================================================================================
CDSCs                                                $1,000           $74,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, L and O shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to Class B, L and O shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets for each class, respectively. For the six months ended January 31, 2000, total Distribution Plan fees incurred were as follows:

                                        Distribution
                                           Plan Fees
=====================================================
Class A                                 $    425,533
-----------------------------------------------------
Class B                                    1,965,293
-----------------------------------------------------
Class L                                       47,734
-----------------------------------------------------
Class O                                       21,524
=====================================================

All officers and one Trustee of the Trust are employees of SSB.


3. Investments

During the six months ended January 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

=====================================================
Purchases                               $163,544,904
-----------------------------------------------------
Sales                                    246,005,186
=====================================================

At January 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were approximately as follows:

=====================================================
Gross unrealized appreciation           $159,017,809
Gross unrealized depreciation            (49,059,403)
-----------------------------------------------------
Net unrealized appreciation             $109,958,406
=====================================================


4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    25

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

5. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At January 31, 2000, the Fund loaned common stocks having a value of approximately $84,398,731 and holds the following collateral for loaned securities:

Security Description                                                     Value
================================================================================
Commercial Paper:
 American Home Product, 5.900% due 3/3/00                            $ 1,536,174
 Atlantic One Funding, 5.920% due 2/23/00                              4,380,103
 Atlantic One Funding, 5.970% due 3/22/00                              1,964,725
 Atlantic One Funding, 5.980% due 3/23/00                              1,473,203
 CC USA Discount Commercial paper,
  6.900% due 2/14/00                                                   1,710,738
 Moriarity Discount Commercial paper,
  5.950% due 2/18/00                                                     554,646
 Sigma Financial Corp., 5.960% due 3/7/00                              5,313,467
Floating Rate Certificate of Deposit:
 Bank of Montreal, 5.570% due 2/2/00                                   3,393,231
Floating Rate Commercial Paper:
 American Home Product, 5.480% due 4/20/00                             3,505,639
Floating Rate Notes:
 Goldman Sachs Group LP, 5.280% due 8/23/00                            4,185,986
 Sigma Finance Corp., 6.230% due 4/4/00                                    5,007
 Sigma Finance Corp., 5.640% due 1/22/01                                  55,250
Time Deposit:
 Chase Manhattan Bank, 5.880% due 2/1/00                              12,044,554
Tri-Party Repurchase Agreements:
 J.P. Morgan Security, 5.800% due 2/1/00                              13,637,437
 Morgan Stanley Dean Witter, 5.810% due 2/1/00                        31,480,556
--------------------------------------------------------------------------------
Total                                                                $85,240,716
================================================================================

Income earned by the Fund from securities loaned for the six months ended January 31, 2000 was $65,748.

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At January 31, 2000, the Fund had no open purchased call or put options.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be reduced by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

--------------------------------------------------------------------------------
26                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any decrease in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended January 31, 2000, the Fund did not write any options.

7. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At January 31, 2000, the Fund had no open futures contracts.



8. Forward Foreign Currency Contracts

At January 31, 2000, the Fund had forward foreign currency contracts open as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                              Local               Market          Settlement           Unrealized
Foreign Currency                             Currency             Value             Date               Gain (Loss)
==================================================================================================================
To Sell:
Euro                                         516,250           $  505,929           6/15/00           $  (20,749)
Euro                                         229,332              224,747           6/15/00               (9,217)
Euro                                         343,998              337,121           6/15/00               (2,233)
------------------------------------------------------------------------------------------------------------------
                                                                                                         (32,199)
------------------------------------------------------------------------------------------------------------------
To Buy:
Euro                                         353,250              345,619           2/2/00                  (493)
Euro                                         573,330              516,868           6/15/00               29,235
Euro                                       1,000,000              980,008           6/15/00               54,892
Euro                                       4,000,000            3,920,423           6/15/00              160,385
British Pound                              1,148,400            1,856,390           6/22/00               (4,229)
------------------------------------------------------------------------------------------------------------------
                                                                                                         239,790
------------------------------------------------------------------------------------------------------------------
Net Unrealized Gain on Forward
Foreign Currency Contracts                                                                            $  207,591
==================================================================================================================

--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    27

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

9. Shares of Beneficial Interest

At January 31, 2000, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, specifically related to the distribution of its share.

At January 31, 2000, total paid-in capital amounted to the following for each class:

                                   Class A                 Class B                Class L                 Class O
===================================================================================================================
Total Paid-in Capital            $338,657,012           $358,499,773           $ 11,795,461           $  6,146,755
===================================================================================================================

Transactions in shares of each class were as follows:

                                                              Six Months Ended                                 Year Ended
                                                              January 31, 2000                                July 31, 1999
                                                       --------------------------------            ---------------------------------

                                                         Shares                Amount                Shares                Amount
====================================================================================================================================

Class A
Shares sold                                             5,065,629         $  70,995,432             5,919,283         $  81,549,199
Shares issued on reinvestment                             390,829             5,513,292             4,606,069            56,520,992
Shares reacquired                                      (2,750,537)          (38,652,405)           (4,974,702)          (68,325,408)

------------------------------------------------------------------------------------------------------------------------------------

Net Increase                                            2,705,921         $  37,856,319             5,550,650         $  69,744,783
====================================================================================================================================

Class B
Shares sold                                               924,664         $  13,008,822             2,154,517         $  29,356,635
Shares issued on reinvestment                             522,858             7,338,107             1,468,647           139,771,603
Shares reacquired                                      (9,144,117)         (127,909,196)           (7,345,693)         (237,964,734)

------------------------------------------------------------------------------------------------------------------------------------

Net Decrease                                           (7,696,595)        $(107,562,267)           (3,722,529)        $ (68,836,496)

====================================================================================================================================

Class L
Shares sold                                               362,997         $   5,096,660               577,934         $   7,896,903
Shares issued on reinvestment                              10,543               148,915                26,724               334,662
Shares reacquired                                         (68,010)             (941,839)              (91,287)           (1,238,215)

------------------------------------------------------------------------------------------------------------------------------------

Net Increase                                              305,530         $   4,303,736               513,371         $   6,993,350
====================================================================================================================================

Class O
Shares sold                                                 6,500         $      91,629                12,802         $     177,899
Shares issued on reinvestment                               6,448                90,712               134,052             1,634,462
Shares reacquired                                         (71,419)             (996,984)             (204,621)           (2,891,437)

------------------------------------------------------------------------------------------------------------------------------------

Net Decrease                                              (58,471)        $    (814,643)              (57,767)        $  (1,079,076)

====================================================================================================================================

Class Y(1)
Shares sold                                                    --                    --                    --                    --
Shares issued on reinvestment                                  --                    --                    27         $         332
Shares reacquired                                              --                    --                  (118)               (1,535)

------------------------------------------------------------------------------------------------------------------------------------

Net Decrease                                                   --                    --                   (91)        $      (1,203)

====================================================================================================================================

Class Z(2)
Shares sold                                                    --                    --                26,802         $     353,846
Shares issued on reinvestment                                  --                    --               225,868             2,766,325
Shares reacquired                                              --                    --              (989,658)          (13,538,287)

------------------------------------------------------------------------------------------------------------------------------------

Net Decrease                                                   --                    --              (736,988)        $ (10,418,116)

====================================================================================================================================


(1)  At January 31, 1999, all Class Y shares were fully redeemed.
(2)  At January 31, 1999, all Class Z shares were fully redeemed.

--------------------------------------------------------------------------------
28                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:


Class A Shares                                    2000(1)(2)     1999(2)       1998        1997        1996        1995
========================================================================================================================
Net Asset Value, Beginning of Period              $ 13.86       $ 16.52      $ 15.53     $ 14.51     $ 14.03     $ 13.28
------------------------------------------------------------------------------------------------------------------------
Income From Operations:
 Net investment income                               0.23          0.45         0.70        0.80        0.83        0.85
 Net realized and unrealized gain                    0.57          0.92         1.80        1.36        0.47        0.82
------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                         0.80          1.37         2.50        2.16        1.30        1.67
------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                              (0.20)        (0.37)       (0.68)      (0.82)      (0.82)      (0.82)
 Net realized gains                                 (0.08)        (3.66)       (0.83)      (0.32)      --          (0.08)
 Capital                                            --            --           --          --          --          (0.02)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.28)        (4.03)       (1.51)      (1.14)      (0.82)      (0.92)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $ 14.38       $ 13.86      $ 16.52     $ 15.53     $ 14.51     $ 14.03
------------------------------------------------------------------------------------------------------------------------
Total Return                                         5.82%++      12.27%       16.70%      15.48%       9.21%      13.24%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)              $   362       $   310      $   279     $   248     $   266     $   169
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                            1.05%+        1.08%        1.05%       1.06%       1.04%       1.07%
 Net investment income                               3.19+         3.26         4.29        5.29        5.55        6.36
------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                19%           60%         110%         45%         58%         36%
========================================================================================================================

(1)  For the six months ended January 31, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    29

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:


Class B Shares                                   2000(1)(2)     1999(2)        1998          1997          1996         1995
==============================================================================================================================
Net Asset Value, Beginning of Period             $ 13.82       $ 16.49       $ 15.52       $ 14.51       $ 14.02      $ 13.28
------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
 Net investment income                              0.19          0.38          0.62          0.73          0.77         0.78
 Net realized and unrealized gain                   0.57          0.93          1.80          1.35          0.47         0.82
------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                        0.76          1.31          2.42          2.08          1.24         1.60
------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                             (0.17)        (0.32)        (0.62)        (0.75)        (0.75)       (0.76)
 Net realized gains                                (0.08)        (3.66)        (0.83)        (0.32)        --           (0.08)
 Capital                                           --            --            --            --            --           (0.02)
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.25)        (3.98)        (1.45)        (1.07)        (0.75)       (0.86)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $ 14.33       $ 13.82       $ 16.49       $ 15.52       $ 14.51      $ 14.02
------------------------------------------------------------------------------------------------------------------------------
Total Return                                        5.52%++      11.78%        16.17%        14.88%         8.78%       12.62%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)             $   479       $   568       $   740       $   951       $ 1,310      $ 1,573
------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                           1.54%+        1.56%         1.52%         1.52%         1.55%        1.56%
 Net investment income                              2.71+         2.81          3.87          4.85          5.13         5.82
------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               19%           60%          110%           45%           58%          36%
==============================================================================================================================

(1)  For the six months ended January 31, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
30                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:


Class L Shares                                 2000(1)(2)          1999(2)        1998(3)
==========================================================================================
Net Asset Value, Beginning of Period          $  13.83           $ 16.52        $ 17.14
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                            0.17              0.35           0.02
 Net realized and unrealized gain (loss)          0.58              0.91          (0.41)
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               0.75              1.26          (0.39)
------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                           (0.15)            (0.29)         --
 Net realized gains                              (0.08)            (3.66)         (0.23)
------------------------------------------------------------------------------------------
Total Distributions                              (0.23)            (3.95)         (0.23)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $  14.35           $ 13.83        $ 16.52
------------------------------------------------------------------------------------------
Total Return                                      5.49%++          11.43%         (2.28)%++
------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $ 12,171           $ 7,508        $   486
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                         1.80%+            1.85%          1.74%+
 Net investment income                            2.44+             2.54           2.51+
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             19%               60%           110%
==========================================================================================

(1)  For the six months ended January 31, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  For the period from June 15, 1998 (inception date) to July 31, 1998.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    31

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:


Class O Shares                              2000(1)(2)         1999(2)      1998(2)(3)     1997(2)        1996        1995(4)
=============================================================================================================================
Net Asset Value, Beginning of Period         $ 13.83         $ 16.50        $ 15.53       $ 14.51      $  14.02      $ 13.28
-----------------------------------------------------------------------------------------------------------------------------
Income From Operations:
 Net investment income                          0.19            0.39           0.64          0.73          0.77         0.78
 Net realized and unrealized gain               0.57            0.92           1.79          1.36          0.47         0.82
-----------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                    0.76            1.31           2.43          2.09          1.24         1.60
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                         (0.17)          (0.32)         (0.63)        (0.75)        (0.75)       (0.76)
 Net realized gains                            (0.08)          (3.66)         (0.83)        (0.32)        --           (0.08)
 Capital                                       --              --             --            --            --           (0.02)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.25)          (3.98)         (1.46)        (1.07)        (0.75)       (0.86)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $ 14.34         $ 13.83        $ 16.50       $ 15.53      $  14.51      $ 14.02
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                    5.54%++        11.79%         16.19%        15.01%         8.80%       12.62%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $ 6,013         $ 6,606        $ 8,838       $ 9,381      $ 11,441      $ 3,925
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
 Expenses                                       1.54%+          1.50%          1.48%         1.47%         1.50%        1.51%
Net investment income                           2.71+           2.83           3.89          4.89          5.19         5.77
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          19%             60%           110%           45%           58%          36%
=============================================================================================================================

(1)  For the six months ended January 31, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  On June 12, 1998, Class C shares were renamed Class O shares.
(4)  On November 7, 1994, the former Class D shares were renamed Class C shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
32                                       2000 Semi-Annual Report to Shareholders

Smith Barney Balanced Fund

Trustees
Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Officers
Heath B. McLendon
Chairman and Investment Officer

Lewis E. Daidone
Senior Vice President and Treasurer

John C. Bianchi
Vice President and Investment Officer

James E. Conroy
Vice President and Investment Officer

Charles P. Graves III
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary


Investment Adviser
SSB Citi Fund Management LLC


Distributor
CFBDS, Inc.


Custodian
PNC Bank, N.A.


Transfer Agent
Smith Barney Private Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013


Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699






This report is submitted for the general information of the shareholders of Smith Barney Income Funds -- Smith Barney Balanced Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

[GRAPHIC]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


Smith Barney
Balanced Fund
388 Greenwich Street,
MF-2 New York, New York 10013

www.smithbarney.com/mutualfunds

[LOGO OF SMITH BARNEY]



                                  SMITH BARNEY

                             DIVERSIFIED STRATEGIC

                                   INCOME Fund

                                             CLASSIC INVESTOR SERIES

                                             SEMI-ANNUAL REPORT

                                             JANUARY 31,2000


                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]



            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Smith Barney
Diversified Strategic
Income Fund

The Smith Barney Diversified Strategic Income Fund ("Fund") seeks high current income by investing primarily in U.S. government securities and U.S. government mortgage-related securities, foreign government securities, including securities issued by supranational organizations and U.S. and foreign corporate debt securities.

Smith Barney Diversified Strategic Income Fund Average Annual Total Returns January 31, 2000

                                     Without Sales Charges(1)
                           ------------------------------------------
                           Class A           Class B          Class L
=====================================================================
Six-Month+                   0.46%             0.22%            0.08%
---------------------------------------------------------------------
One-Year                    (1.80)            (2.26)           (2.27)
---------------------------------------------------------------------
Five-Year                    7.41              6.91             6.91
---------------------------------------------------------------------
Ten-Year                      N/A              7.70              N/A
---------------------------------------------------------------------
Since Inception++            6.68              7.55             5.72
=====================================================================

                                     With Sales Charges(2)
                           ------------------------------------------
                           Class A           Class B         Class L
=====================================================================
Six-Month+                  (4.04)%           (4.15)%         (1.93)%
---------------------------------------------------------------------
One-Year                    (6.20)            (6.39)          (4.16)
---------------------------------------------------------------------
Five-Year                    6.43              6.76            6.68
---------------------------------------------------------------------
Ten-Year                      N/A              7.70             N/A
---------------------------------------------------------------------
Since Inception++            6.00              7.55            5.58
=====================================================================

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 4.50% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

 + Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B and L shares are November 6, 1992, December 28, 1989 and March 19, 1993, respectively.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

The Fund's investment team follows a flexible investment approach that emphasizes both diversification and balance. Based on their analysis of current economic and market conditions, the team allocates assets across three classes of bonds: U.S. government and mortgage securities, high-yield corporate bonds and foreign government securities.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------
                    Class A        SDSAX
                    Class B        SLDSX
                    Class L        SDSIX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter ..........................................................  1

Historical Performance ......................................................  5

Smith Barney Diversified Strategic Income
Fund at a Glance ............................................................  8

Schedule of Investments .....................................................  9

Statement of Assets and Liabilities.......................................... 21

Statement of Operations...................................................... 22

Statements of Changes in Net Assets.......................................... 23

Notes to Financial Statements................................................ 24

Financial Highlights......................................................... 30

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO]               [PHOTO]

HEATH B.              JAMES E.
MCLENDON              CONROY

Chairman              Vice President and
                      Investment Officer

[PHOTO]               [PHOTO]

JOHN C.               SIMON
BIANCHI, CFA          HILDRETH

Vice President and    Investment Officer
Investment Officer

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Diversified Strategic Income Fund ("Fund") for the period ended January 31, 2000.

Any discussion of the Fund's holdings is as of January 31, 2000. Please refer to pages 9 through 19 for a list of the Fund's holdings. We hope you find this report to be useful and informative.

Performance Update

For the six months ended January 31, 2000, the Fund's Class A, B and L shares returned 0.46%, 0.22% and 0.08% without the effects of sales charges, respectively, as compared to the Lehman Brothers Aggregate Bond Index return of 0.66% for the same period. (The Lehman Brothers Aggregate Bond Index is made up of U.S. Treasury bonds, government agency bonds, mortgage-backed securities and corporate bonds.)

The Diversified Strategic Income Fund relies on the portfolio managers' ability to manage the Fund's asset allocation in light of rapidly changing global market conditions. Our goal is to provide our shareholders with a dividend level consistent with maintaining a relatively stable net asset value ("NAV").

As of January 31, 2000, the Fund's allocation was roughly 17.1% in foreign government bonds, 27.7% in high-yield corporate bonds, 49.6% in U.S. government securities, 5.2% in U.S. Treasuries and 0.4% in other sectors. Following are brief summaries of the economic and market conditions that affected the Fund's three major bond sectors during the reporting period.

Market & Economic Update

1999 turned out to be one of the two worst years for the bond market in the 1990's (1994 being the other), making it perhaps one of the most challenging bond markets in history.

On February 2, 2000, the Federal Reserve Board ("Fed") raised interest rates for a fourth time in less than eight months, aiming to keep inflation at bay and to curb the nation's rapidly growing economy. In 1999, the bond market was negatively impacted by diminishing liquidity -- a direct result of the global financial crisis that reached its climax in October of 1998, as well as the Fed's monetary policy actions.

--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                 1

It is our belief that the worst may be over. With the likelihood of more moderate growth going forward, inflation fears could abate. The bond market is likely to remain unsettled until worries about Fed monetary tightening and the rapid pace of economic growth subside. We foresee the Fed raising rates again in the first half of 2000. Nevertheless, we doubt that yields will rise much above recent levels. In fact, many bond experts expect that yields on 30-year U.S. Treasuries will trade between 6.0% and 6.7% over the next 12 months. If these indicators are correct, these yields can provide investors with a comfortable cushion against declines in bond prices.

U.S. Government and Mortgage Backed Securities

The continued focus on "how much" the Fed will tighten monetary policy in the coming months is now thrown into apparent conflict with the U.S. Treasury's intent to "buy back" or retire U.S. Treasury securities. The market response has been for short and intermediate rates to rise while 30 year rates have remained steady.

The spread market, namely corporates and mortgage securities, continues to gyrate daily as the swap spread or dealers cost of funding constantly changes. It has created a highly illiquid market that has kept many institutional investors sidelined while the hedge funds attempt to protect their positions.

In our view, the larger issue at hand is whether the stock market has returned to focusing on fundamentals and not on the "herd" mentality of 1999. The Fed, through active policy and jawboning, is attempting to sober investor expectations. This will ultimately dictate the course for bonds in 2000.

During the period, we continued to emphasize higher coupon mortgages in the Fund's U.S. government and mortgage-backed securities portion and balance the shorter duration purchases against longer dated strip treasuries. (Duration is a common gauge of the price sensitivity of an asset or portfolio to a change in interest rates.)

High Yield Corporate Bonds

During this period of rising interest rates and declining bond prices, the Fund's high-yield bonds benefited from having an eight-year average maturity that enabled it to better weather the increase in overall interest rates than longer maturity securities. (Maturity refers to the date on which the principal is required to be paid on a bond.)

We would expect to maintain this maturity given the continued volatility in the bond markets. In addition, over the last six months, we continued to add to our basic industry positions on the assumption that stronger U.S. economic growth would benefit a number industries. We also maintained healthy weightings in the fast-growing telecommunications, cable and media sectors. The strongest performing industry sectors in the high yield market in the past six months were in basic materials (i.e., forest products, metals, mining etc.), chemicals, cable and media, and telecommunications. (Please note that portfolio holdings are as of January 31, 2000 and are subject to change.)

The worst performing sectors included restaurants, healthcare and textile/apparel. Some of our better performing investments included Ocean Energy, a major oil company, Tembec, a paper and forest products company, Nextel, a fast growing wireless communications company, Nextlink, a fast growing telecommunications company, and PSINet, a major Internet telecommunications company.

During the first half of 1999, the higher quality issues had actually underperformed the lower quality issues by a meaningful margin because of their higher sensitivity to rising U.S. Treasury rates. Given our relatively higher quality orientation versus our peer group, our total return performance was negatively impacted in the first half of 1999. We especially lagged our high-yield peer group since a number of our high-yield fund competitors had emphasized a combination of lower quality issues, emerging market debt as well as common and preferred stock.

--------------------------------------------------------------------------------
2                                        2000 Semi-Annual Report to Shareholders

During the second half of 1999, we witnessed a sharp reversal of the first half of the year's trends. Lower quality issues dramatically underperformed in the second half of last year because of rising default rates. Yet, we do not attribute rising defaults in the high-yield market to a deteriorating U.S. economy. We believe, instead, that rising defaults may be a natural fallout from the massive amount of new issuance in the past three years when a great deal of merger and acquisition activity took place. A number of defaults are occurring among the less viable companies that are simply not competitive in today's more challenging economic environment. Given our quality orientation, we did not have any defaults in the Fund in 1999. In our view, this is no time to get reckless with respect to credit risk.

Foreign Government Securities

Our investment strategy regarding the Fund's foreign government securities currently emphasizes three factors:

 .    To be fully invested and earn high yield;

 .    To stay in for a moderately long duration and be prepared to take advantage of potential spread tightening; and

 .    To focus on countries with low external financing requirements.

We restored our Japanese bond position in the Fund to 65% of its duration-weighted index. We have not owned Japanese bonds for almost a year because yields were in the 1.0% to 1.8% range.

However, we underestimated the extent of the recession in Japan during the first half of 1999, and the subsequent rally in Japanese bonds. Indeed, Japan has become the best performing global government bonds. As a result, we thought it was prudent to increase our Japanese bond exposure during the period.

Another significant change to the Fund's global government bond holdings during the past year was the elimination of our above-index position in Australia and the reduction of our above-index position in Denmark. These moves allowed us to take profits as those markets outperformed the U.S. We also increased the percentage of assets allocated to Euroland and extended duration in that market in the wake of Euroland underperformance versus the U.S. during the summer of 1999. (Euroland refers to the eleven countries whose official currency is the euro--Austria, Belgium, Germany, Ireland, Italy, Luxembourg, Netherlands, Portugal and Spain.)

Bond yields have moved higher worldwide in recent months, making 1999 the worst year for bond returns since 1994. In local currency terms, returns are significantly worse than at the same stage in 1994. In our opinion, a growing global economy and concerns over inflationary pressures have been responsible for the rise in yields. Over the next twelve months, we expect the rebound in the global economy to continue and bond yields to move slightly higher. We also anticipate an uptick in inflation over the same period, but no return to the kind of high inflation levels last seen in the 1980s.

We expect better performance from Europe versus the U.S. over next six months because interest rates in euroland are discounting greater central bank rate hikes than in the U.S., yet both inflation and economic growth are lower in Europe.

One risk to our expectations is the Japanese economy rebounding too strongly, leading to a drain of capital from the U.S. and Europe back to Japan, resulting in a stronger yen and greater upward pressure on commodity prices. Should this occur, the global economy could become unbalanced and worldwide inflation might again resurface.

--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                 3

Market Outlook

We will continue to focus on what we believe are the better quality securities in each of the Fund's bond sectors and look to pick up additional yield. We remain bullish on the total return prospects of the bond market at current valuation levels, especially given the continued health of the economy. As we enter the new millennium, we expect a continuation of solid economic growth with only a modest upward bias to inflation.

Thank you for investing in the Smith Barney Diversified Strategic Income Fund. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,

/s/ Heath B. McLendon        /s/ James E. Conroy

Heath B. McLendon            James E. Conroy

Chairman                     Vice President and
                             Investment Officer

/s/ John C. Bianchi, CFA     /s/ Simon Hildreth

John C. Bianchi, CFA         Simon Hildreth
Vice President and           Investment Officer
Investment Officer

February 18, 2000

--------------------------------------------------------------------------------
4                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                        Net Asset Value
                                     -----------------------
                                     Beginning        End      Income    Capital Gain     Return      Total
Period Ended                         of Period     of Period  Dividends  Distributions  of Capital  Returns(1)
==================================================================================================================
1/31/00                                 $7.46        $7.24      $0.26          $0.00       $0.00       0.46%+
------------------------------------------------------------------------------------------------------------------
7/31/99                                  7.96         7.46       0.49           0.01        0.04       0.41
------------------------------------------------------------------------------------------------------------------
7/31/98                                  8.01         7.96       0.58           0.05        0.00       7.47
------------------------------------------------------------------------------------------------------------------
7/31/97                                  7.82         8.01       0.67           0.00        0.00      11.36
------------------------------------------------------------------------------------------------------------------
7/31/96                                  7.85         7.82       0.62           0.00        0.05       8.39
------------------------------------------------------------------------------------------------------------------
7/31/95                                  7.76         7.85       0.48           0.00        0.19      10.35
------------------------------------------------------------------------------------------------------------------
7/31/94                                  8.41         7.76       0.62           0.10        0.04       1.16
------------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/93                     8.24         8.41       0.45           0.12        0.00      9.30+
==================================================================================================================
  Total                                                         $4.17          $0.28       $0.32
==================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                         Net Asset Value
                                     -----------------------
                                     Beginning        End      Income    Capital Gain     Return      Total
Period Ended                         of Period     of Period  Dividends  Distributions  of Capital  Returns(1)
==================================================================================================================
1/31/00                                 $7.48        $7.26      $0.24          $0.00       $0.00       0.22%+
------------------------------------------------------------------------------------------------------------------
7/31/99                                  7.98         7.48       0.46           0.01        0.03      (0.06)
------------------------------------------------------------------------------------------------------------------
7/31/98                                  8.03         7.98       0.54           0.05        0.00       6.93
------------------------------------------------------------------------------------------------------------------
7/31/97                                  7.83         8.03       0.62           0.00        0.00      10.89
------------------------------------------------------------------------------------------------------------------
7/31/96                                  7.86         7.83       0.57           0.00        0.05       7.80
------------------------------------------------------------------------------------------------------------------
7/31/95                                  7.76         7.86       0.44           0.00        0.18      10.00
------------------------------------------------------------------------------------------------------------------
7/31/94                                  8.41         7.76       0.60           0.10        0.03       0.66
------------------------------------------------------------------------------------------------------------------
7/31/93                                  8.55         8.41       0.58           0.14        0.00       7.28
------------------------------------------------------------------------------------------------------------------
7/31/92                                  7.98         8.55       0.68           0.00        0.07      17.12
------------------------------------------------------------------------------------------------------------------
7/31/91                                  8.06         7.98       0.71           0.06        0.09      10.42
------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/90                    8.00         8.06       0.40           0.00        0.00       6.00+
==================================================================================================================
  Total                                                         $5.84          $0.36       $0.45
==================================================================================================================

--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                 5

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                          Net Asset Value
                                     -----------------------
                                     Beginning        End      Income    Capital Gain     Return      Total
Period Ended                         of Period     of Period  Dividends  Distributions  of Capital  Returns(1)
==================================================================================================================
1/31/00                                 $7.48        $7.25      $0.24          $0.00       $0.00       0.08%+
------------------------------------------------------------------------------------------------------------------
7/31/99                                  7.97         7.48       0.46           0.01        0.03       0.08
------------------------------------------------------------------------------------------------------------------
7/31/98                                  8.01         7.97       0.54           0.05        0.00       7.08
------------------------------------------------------------------------------------------------------------------
7/31/97                                  7.81         8.01       0.62           0.00        0.00      10.92
------------------------------------------------------------------------------------------------------------------
7/31/96                                  7.84         7.81       0.57           0.00        0.05       7.82
------------------------------------------------------------------------------------------------------------------
7/31/95                                  7.76         7.84       0.44           0.00        0.18       9.73
------------------------------------------------------------------------------------------------------------------
7/31/94                                  8.41         7.76       0.60           0.10        0.03       0.66
------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93                    8.36         8.41       0.20           0.03        0.00       3.41+
==================================================================================================================
  Total                                                         $3.67          $0.19       $0.29
==================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                  Net Asset Value
                                     Beginning        End      Income    Capital Gain     Return      Total
Period Ended                         of Period     of Period  Dividends  Distributions  of Capital  Returns(1)
==================================================================================================================
1/31/00                                 $7.46        $7.24      $0.27          $0.00       $0.00       0.62%+
------------------------------------------------------------------------------------------------------------------
7/31/99                                  7.96         7.46       0.51           0.01        0.04       0.72
------------------------------------------------------------------------------------------------------------------
7/31/98                                  8.00         7.96       0.60           0.05        0.00       7.96
------------------------------------------------------------------------------------------------------------------
7/31/97                                  7.82         8.00       0.70           0.00        0.00      11.64
------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/96                    7.89         7.82       0.53           0.00        0.05       6.65+
==================================================================================================================
  Total                                                         $2.61          $0.06       $0.09
==================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Z Shares
--------------------------------------------------------------------------------

                                         Net Asset Value
                                     -----------------------
                                     Beginning        End      Income    Capital Gain     Return      Total
Period Ended                         of Period     of Period  Dividends  Distributions  of Capital  Returns(1)
==================================================================================================================
1/31/00                                 $7.47        $7.25      $0.27          $0.00       $0.00       0.63%+
------------------------------------------------------------------------------------------------------------------
7/31/99                                  7.96         7.47       0.51           0.01        0.04       0.84
------------------------------------------------------------------------------------------------------------------
7/31/98                                  8.01         7.96       0.60           0.05        0.00       7.78
------------------------------------------------------------------------------------------------------------------
7/31/97                                  7.82         8.01       0.69           0.00        0.00      11.69
------------------------------------------------------------------------------------------------------------------
7/31/96                                  7.85         7.82       0.63           0.00        0.06       8.72
------------------------------------------------------------------------------------------------------------------
7/31/95                                  7.76         7.85       0.49           0.00        0.20      10.94
------------------------------------------------------------------------------------------------------------------
7/31/94                                  8.41         7.76       0.65           0.10        0.04       1.43
------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93                    8.24         8.41       0.47           0.12        0.00       9.47+
==================================================================================================================
  Total                                                         $4.31          $0.28       $0.34
==================================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
6                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                         Without Sales Charges(1)
                                      ---------------------------------------------------------------
                                       Class A      Class B    Class L        Class Y     Class Z
=====================================================================================================
Six Months Ended 1/31/00+                0.46%        0.22%      0.08%          0.62%       0.63%
-----------------------------------------------------------------------------------------------------
Year Ended 1/31/00                      (1.80)       (2.26)     (2.27)         (1.49)      (1.49)
-----------------------------------------------------------------------------------------------------
Five Years Ended 1/31/00                 7.41         6.91       6.91            N/A        7.76
-----------------------------------------------------------------------------------------------------
Ten Years Ended 1/31/00                   N/A         7.70        N/A            N/A         N/A
-----------------------------------------------------------------------------------------------------
Inception* through 1/31/00               6.68         7.55       5.72           6.33        7.04
=====================================================================================================


                                                            With Sales Charges(2)
                                     ----------------------------------------------------------------
                                       Class A      Class B    Class L        Class Y     Class Z
=====================================================================================================
Six Months Ended 1/31/00+               (4.04)%      (4.15)%    (1.93)%         0.62%       0.63%
-----------------------------------------------------------------------------------------------------
Year Ended 1/31/00                      (6.20)       (6.39)     (4.16)         (1.49)      (1.49)
-----------------------------------------------------------------------------------------------------
Five Years Ended 1/31/00                 6.43         6.76       6.68            N/A        7.76
-----------------------------------------------------------------------------------------------------
Ten Years Ended 1/31/00                   N/A         7.70        N/A            N/A         N/A
-----------------------------------------------------------------------------------------------------
Inception* through 1/31/00               6.00         7.55       5.58           6.33        7.04
=====================================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                        Without Sales Charges(1)
================================================================================
Class A (Inception* through 1/31/00)                              59.68%
--------------------------------------------------------------------------------
Class B (1/31/90 through 1/31/00)                                110.04
--------------------------------------------------------------------------------
Class L (Inception* through 1/31/00)                              46.60
--------------------------------------------------------------------------------
Class Y (Inception* through 1/31/00)                              30.28
--------------------------------------------------------------------------------
Class Z (Inception* through 1/31/00)                              63.59
================================================================================

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.50% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, L, Y and Z shares are November 6, 1992, December 28, 1989, March 19, 1993, October 10, 1995 and November 6, 1992, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                 7

--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class B Shares of the Smith Barney Diversified Strategic Income Fund vs. Lehman Brothers Aggregate Bond Index+

                            January 1990 -- January 2000

                                    [GRAPH]

                                Smith Barney             Lehman Brothers
                           Diversified Strategic             Aggregate
                                Income Fund                 Bond Index

Jan 31, 1990                      10,000                      10,000
July 1990                         10,680                      10,425
July 1991                         11,793                      11,541
July 1992                         13,811                      13,247
July 1993                         14,816                      14,595
July 1994                         14,913                      14,609
July 1995                         16,404                      16,086
July 1996                         17,684                      16,976
July 1997                         19,610                      18,804
July 1998                         20,970                      20,283
July 1999                         20,959                      20,787
Jan 31, 2000                      21,004                      20,924

+ Hypothetical illustration of $10,000 invested in Class B shares at inception on January 31, 1990, assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2000. The Lehman Brothers Aggregate Bond Index is composed of the Government Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed issues. The index is unmanaged and it is not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Top Ten Holdings*                                         As of January 31, 2000
--------------------------------------------------------------------------------
1. Government National Mortgage Association                                34.2%
--------------------------------------------------------------------------------
2. Federal National Mortgage Association                                   13.2
--------------------------------------------------------------------------------
3. U.S. Treasury Principal Strips                                           5.3
--------------------------------------------------------------------------------
4. Buoni Poliennali Del Tes                                                 3.5
--------------------------------------------------------------------------------
5. Bundesobligation                                                         3.4
--------------------------------------------------------------------------------
6. Kingdom of Denmark                                                       2.7
--------------------------------------------------------------------------------
7. U.K. Treasury                                                            1.9
--------------------------------------------------------------------------------
8. NYKREDIT                                                                 1.6
--------------------------------------------------------------------------------
9. Federal Home Mortgage Corp.                                              1.0
--------------------------------------------------------------------------------
10. United International Holdings                                           0.8
--------------------------------------------------------------------------------
*    As a percentage of total investments.

Investment Breakdown*
--------------------------------------------------------------------------------

                                    [GRAPH]

17.1%  International Bonds

 0.4%  Common Stock, Preferred Stock and Warrants

27.7%  Corporate Bonds and Notes

54.8%  U.S. Agencies & Government Obligations


--------------------------------------------------------------------------------
8                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                             January 31, 2000
--------------------------------------------------------------------------------

    FACE
   AMOUNT                              SECURITY                                                        VALUE
--------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECTOR -- 54.8%
U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 54.8%

$242,150,000             U.S. Treasury Principal Strip, zero coupon bond to yield
                           6.364% due 11/15/09 (a)                                               $ 124,060,710
  95,100,000             Federal Home Loan Bank, zero coupon bond to yield
                           7.402% due 3/16/23 (a)                                                   13,628,781
  24,164,506             Federal Home Loan Mortgage Corp., 7.000% due 2/1/22 through 6/1/28         23,054,389
                         Federal National Mortgage Association:
   6,866,400               6.000% balloon due 4/1/05                                                 6,518,755
   4,116,662               6.000% due 1/1/13 through 9/1/13                                          3,845,210
 316,611,083               7.000% due 7/1/15 through 9/1/29 (a)                                    301,866,506
  50,000,000               zero coupon bond to yield 7.041% due 6/1/17                              14,525,500
                         Government National Mortgage Association:
 465,674,545               8.000% due 10/15/22 through 12/15/29                                    464,654,757
      26,534               7.000% due 10/15/25                                                          25,257
 227,557,008               7.500% due 12/15/28 through 7/15/29 (b)                                 221,938,626
 120,000,000               8.000% due 2/15/29 (c)                                                  119,661,600
--------------------------------------------------------------------------------------------------------------
                         TOTAL U.S. GOVERNMENT SECTOR
                         (Cost -- $1,333,569,432)                                                1,293,780,091
==============================================================================================================
    FACE
   AMOUNT       RATING(d)              SECURITY                                                        VALUE
--------------------------------------------------------------------------------------------------------------
HIGH YIELD SECTOR -- 28.1%
CORPORATE BONDS AND NOTES -- 27.7%

Aerospace -- 0.1%
   2,485,000    B-       Dunlop Standard Aerospace Holdings, Sr. Notes,
                           11.875% due 5/15/09 (e)                                                   2,537,806
--------------------------------------------------------------------------------------------------------------
Airlines -- 0.3%
   9,562,738    BB       Airplanes Pass Through Trust, Corporate Collateralized Mortgage Obligation,
                           Series D, 10.875% due 3/15/19(e)                                          8,130,910
--------------------------------------------------------------------------------------------------------------
Aluminum -- 0.5%
                         Kaiser Aluminum Chemical Corp.:
   1,045,000    B1*        Sr. Notes, Series B, 10.875% due 10/15/06                                 1,055,450
     935,000    B1*        Sr. Notes, Series D, 10.875% due 10/15/06                                   943,181
   8,865,000    B3*        Sr. Sub. Notes, 12.750% due 2/1/03(e)                                     8,776,350
--------------------------------------------------------------------------------------------------------------
                                                                                                    10,774,981
--------------------------------------------------------------------------------------------------------------
Apparel -- 0.0%
   1,150,000    B-       Tropical Sportswear International Corp., 11.000% due 6/15/08                1,089,625
--------------------------------------------------------------------------------------------------------------
Auto Parts: O.E.M. -- 0.4%
   5,755,000    B        Collins & Aikman Products, Company Guaranteed, 11.500% due 4/15/06          5,654,287
   3,130,000    B        Dura Operating Corp., Sr. Sub. Notes, 9.000% due 5/1/09                     2,918,725
   1,440,000    B+       Tenneco Automotive Inc., 11.625% due 10/15/09 (e)(f)                        1,476,000
--------------------------------------------------------------------------------------------------------------
                                                                                                    10,049,012
--------------------------------------------------------------------------------------------------------------
Automotive Aftermarket -- 0.0%
    270,000     B+       Exide Corp., Sr. Notes, 10.000% due 4/15/05 (e)                               257,850
--------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                 9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 2000
--------------------------------------------------------------------------------

    FACE
   AMOUNT       RATING(d)              SECURITY                                                        VALUE
--------------------------------------------------------------------------------------------------------------
Broadcasting -- 0.3%

$  3,955,800    NR       AMFM Operating Inc., Payment-in-Kind, 12.625% due 10/31/06                $ 4,549,170
   1,925,000    B        Capstar Broadcasting, Sr. Discount Notes, step bond to yield
                           11.007% due 2/1/09                                                        1,720,469
--------------------------------------------------------------------------------------------------------------
                                                                                                     6,269,639
--------------------------------------------------------------------------------------------------------------
Building Products -- 0.4%
   2,480,000    B        Amatek Industries Property Ltd., Sr. Sub. Notes, 12.000% due 2/15/08 (e)    2,352,900
   2,510,000    B        Atrium Cos. Inc., Sr. Sub. Notes, 10.500% due 5/1/09 (f)                    2,409,600
   2,025,000    B        NCI Building Systems Inc., Sr. Sub. Notes, Series B, 9.250% due 5/1/09      1,921,219
                         Nortek Inc., Sr. Notes:
     600,000    B+         9.250% due 3/15/07                                                          576,000
   1,435,000    B+         9.125% due 9/1/07(e)                                                      1,375,806
--------------------------------------------------------------------------------------------------------------
                                                                                                     8,635,525
--------------------------------------------------------------------------------------------------------------
Cable Television -- 3.5%
   6,400,000    B+       Adelphia Communications Corp., 9.875% due 3/1/07                            6,400,000
                         Century Communications Corp.:
   1,970,000    BB-        Sr. Discount Notes, 8.375% due 11/15/17                                   1,760,688
   5,975,000    BB-        Sr. Notes, zero coupon bond to yield 10.091% due 1/15/08                  2,509,500
                         Charter Communications Holdings LLC:
  12,505,000    B+         Sr. Discount Notes, step bond to yield 11.722% due 4/1/11 (f)             7,252,900
     375,000    B+         Sr. Notes, 10.000% due 4/1/09 (f)                                           375,937
   6,650,000    BB-      CSC Holdings, Sr. Sub. Debentures, 10.500% due 5/15/16                      7,348,250
   5,125,000    B        Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09                            5,060,937
   5,870,000    B-       NTL Communications Corp., Sr. Notes, 11.500% due 10/1/08(e)                 6,251,550
   8,070,000    BB-      Rogers Cablesystems Ltd., Sr. Sub. Debentures, 11.000% due 12/1/15          9,109,013
   3,650,000    B+       Telewest Communications PLC, Sr. Notes, 11.250% due 11/1/08                 3,869,000
  26,980,000    B-       United International Holdings, Sr. Discount Notes, step bond to yield
                           11.076% due 2/15/08                                                      17,941,700
  28,000,000    B        United Pan-Europe Communications N.V., Sr. Discount Notes,
                           step bond to yield 13.067% due 8/1/09(e)                                 15,260,000
--------------------------------------------------------------------------------------------------------------
                                                                                                    83,139,475
--------------------------------------------------------------------------------------------------------------
Casinos/Gambling -- 0.5%
     915,000    BB+      Circus Circus Enterprises, Sr. Sub. Notes, 7.625% due 7/15/13                 784,613
   4,785,000    B        Harvey Casinos Resorts, Sr. Sub. Notes, 10.625% due 6/1/06                  4,922,569
   1,375,000    B        Hollywood Casino Corp., Company Guaranteed, 11.250% due 5/1/07              1,419,687
   1,030,000    B        Hollywood Casino Shreveport, 1st Mortgage, 13.000% due 8/1/06 (f)           1,102,100
   2,105,000    NR       Jazz Casino Co. LLC, Payment-in-Kind, Sr. Sub. Notes,
                           5.867% due 11/15/09                                                       1,010,400
     970,000    Ba3*     Sun International Hotels, Sr. Sub. Notes, 8.625% due 12/15/07                 914,225
     935,000    B-       Venetian Casino Resort LLC, Company Guaranteed,
                           12.250% due 11/15/04(e)                                                     776,050
--------------------------------------------------------------------------------------------------------------
                                                                                                    10,929,644
--------------------------------------------------------------------------------------------------------------
Chemicals - Major -- 0.5%
                         Huntsman ICI Chemicals:
   3,190,000    B+         Sr. Discount Notes, 10.125% due 7/1/09 (f)                                3,237,850
  21,275,000    B+         Sr. Sub. Notes, zero coupon to yield 13.067% due 12/31/09 (f)             6,648,437
   2,535,000    B+       Terra Industries, Sr. Notes, 10.500% due 6/15/05                            2,028,000
--------------------------------------------------------------------------------------------------------------
                                                                                                    11,914,287
--------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 2000
--------------------------------------------------------------------------------

    FACE
   AMOUNT       RATING(d)               SECURITY                                                      VALUE
--------------------------------------------------------------------------------------------------------------
Chemicals - Specialty -- 0.2%
                         Lyondell Chemical Co., Sr. Secured Notes:
$  1,100,000    BB         9.625% due 5/1/07                                                       $ 1,091,750
   1,625,000    BB         9.875% due 5/1/07                                                         1,610,781
   2,050,000    B        ZSC Specialty Chemical PLC,Sr. Notes, 11.000% due 7/1/09 (f)                2,111,500
--------------------------------------------------------------------------------------------------------------
                                                                                                     4,814,031
--------------------------------------------------------------------------------------------------------------
Coal Mining -- 0.1%
   4,790,000    Caa2*    AEI Resources Inc., Sr. Sub. Notes, 10.500% due 12/15/05 (f)                3,281,150
--------------------------------------------------------------------------------------------------------------
Computer Services -- 0.1%
   3,440,000    NR       Globix Corp., Sr. Notes, 12.500% due 2/1/10 (f)                             3,465,800
--------------------------------------------------------------------------------------------------------------
Construction/AG Equipment/Trucks -- 0.2%
   4,595,000    B        Columbus McKinnon Corp., Sr. Sub. Notes, 8.500% due 4/1/08                  4,043,600
--------------------------------------------------------------------------------------------------------------
Containers/Packaging -- 1.2%
   2,200,000    B        BWAY Corp., Sr. Sub. Notes, 10.250% due 4/15/07                             2,109,250
   3,490,000    B        Huntsman Packaging Corp., Sr. Sub. Notes, 9.125% due 10/1/07                3,398,387
   9,175,000    B        Stone Container Corp., Sr. Notes, 11.500% due 8/15/06 (f)                   9,748,438
   3,505,000    B-       Sweetheart Cup Corp., Inc., Sr. Sub. Notes, 10.500% due 9/1/03(e)           3,356,038
                         Tekni-Plex Inc., Sr. Sub. Notes:
   6,950,000    B-         11.250% due 4/1/07                                                        7,358,312
   2,110,000    B-         9.250% due 3/1/08                                                         2,086,263
--------------------------------------------------------------------------------------------------------------
                                                                                                    28,056,688
--------------------------------------------------------------------------------------------------------------
Contract Drilling -- 0.6%
   1,015,000    B+       Parker Drilling Co., Sr. Notes, 9.750% due 11/15/06                           974,400
   6,145,000    BB       Pride International Inc., Sr. Notes, 10.000% due 6/1/09(e)                  6,160,363
   3,290,000    Ba3*     R&B Falcon Corp., Sr. Notes, 12.250% due 3/15/06                            3,569,650
   3,920,000    BB-      RBF Finance Co., Sr. Secured Notes, 11.375% due 3/15/09                     4,155,200
--------------------------------------------------------------------------------------------------------------
                                                                                                    14,859,613
--------------------------------------------------------------------------------------------------------------
Discount Stores -- 0.5%
   7,870,000    B+       Ames Department Stores Inc., Sr. Notes, 10.000% due 4/15/06(e)              7,397,800
   3,695,000    BB+      K-Mart Corp., 12.500% due 3/1/05                                            4,124,544
--------------------------------------------------------------------------------------------------------------
                                                                                                    11,522,344
--------------------------------------------------------------------------------------------------------------
Diversified Commercial Services -- 0.1%
   1,900,000    B-       Intertek Finance PLC, Sr. Sub. Notes, 10.250% due 11/1/06                   1,691,000
   1,500,000    B-       Outsourcing Solutions Inc., Sr. Sub. Notes, 11.000% due 11/1/06             1,430,625
--------------------------------------------------------------------------------------------------------------
                                                                                                     3,121,625
--------------------------------------------------------------------------------------------------------------
Diversified Financial Services -- 0.2%
                         Amresco Inc., Sr. Sub. Notes:
   3,640,000    CCC-       10.000% due 3/15/04                                                       2,384,200
   1,975,000    CCC-       9.875% due 3/15/05                                                        1,293,625
--------------------------------------------------------------------------------------------------------------
                                                                                                     3,677,825
--------------------------------------------------------------------------------------------------------------
Diversified Manufacture -- 0.3%
   2,530,000    B-       Blount International Inc., Sr. Sub. Notes, 13.000% due 8/1/09 (e)(f)        2,688,125
   4,725,000    B+       Park-Ohio Industries Inc., Sr. Sub. Notes, 9.250% due 12/1/07               4,394,250
--------------------------------------------------------------------------------------------------------------
                                                                                                     7,082,375
--------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 2000
--------------------------------------------------------------------------------

    FACE
   AMOUNT       RATING(d)              SECURITY                                                        VALUE
--------------------------------------------------------------------------------------------------------------
Drugs - Generic -- 0.2%
$  4,190,000    BB       ICN Pharmaceuticals Inc., Sr. Notes, 9.250% due 8/15/05                   $ 4,080,012
--------------------------------------------------------------------------------------------------------------
Electronic Components -- 0.2%
   4,235,000    B+       Celestica International Inc., Sr. Sub. Notes, 10.500% due 12/31/06          4,457,338
--------------------------------------------------------------------------------------------------------------
Engineering & Construction -- 0.2%
   1,270,000    B-       American Plumbing & Mechanical, Sr. Sub. Notes, 11.625% due 10/15/08        1,200,150
     420,000    B        Group Maintenance America Corp., Sr. Sub. Notes, 9.750% due 1/15/09           432,600
   2,210,000    BB-      Integrated Electrical Services Inc., Sr. Sub. Notes, 9.375% due 2/1/09 (e)  2,151,988
--------------------------------------------------------------------------------------------------------------
                                                                                                     3,784,738
--------------------------------------------------------------------------------------------------------------
Environmental Services -- 0.6%
  11,205,000    B+       Allied Waste Industries Inc., Sr. Sub. Notes, 10.000% due 8/1/09 (e)(f)     9,832,388
     430,000    B+       IT Group Inc., Sr. Sub. Notes, 11.250% due 4/1/09                             417,100
   2,315,000    CCC+     Metal Management Inc., Company Guaranteed, 10.000% due 5/15/08              1,747,825
   3,165,000    B+       URS Corp., Sr. Sub. Notes, 12.250% due 5/1/09(e)                            3,307,425
--------------------------------------------------------------------------------------------------------------
                                                                                                    15,304,738
--------------------------------------------------------------------------------------------------------------
Food Distributors -- 0.6%
   7,255,000    B-       Carrols Corp., Sr. Sub. Notes, 9.500% due 12/1/08                           6,475,088
   2,110,000    B-       Premier International Foods PLC, Sr. Notes, 12.000% due 9/1/09 (e)(f)       2,112,637
   4,745,000    B        SC International Services Inc., Sr. Sub. Notes, 9.250% due 9/1/07           4,365,400
--------------------------------------------------------------------------------------------------------------
                                                                                                    12,953,125
--------------------------------------------------------------------------------------------------------------
Food Specialty/Candy -- 0.4%
   5,775,000    B-       B&G Foods Inc., Sr. Sub. Notes, 9.625% due 8/1/07                           5,053,125
   6,550,000    B-       Imperial Holly Corp., Sr. Sub. Notes, 9.750% due 12/15/07                   4,552,250
--------------------------------------------------------------------------------------------------------------
                                                                                                     9,605,375
--------------------------------------------------------------------------------------------------------------
Forest Products -- 0.3%
   5,555,000    B        Ainsworth Lumber Co. Ltd., Sr. Notes, 12.500% due 7/15/07                   6,110,500
     895,000    B+       Millar Western Forest Products, 9.875% due 5/15/08                            888,288
--------------------------------------------------------------------------------------------------------------
                                                                                                     6,998,788
--------------------------------------------------------------------------------------------------------------
Home Furnishings -- 0.1%
   2,635,000    B        Falcon Products Inc., Sr. Sub. Notes, 11.375% due 6/15/09(e)                2,476,900
--------------------------------------------------------------------------------------------------------------
Homebuilding -- 0.2%
   5,610,000    BB-      U.S. Home Corp., Sr. Sub. Notes, 8.875% due 2/15/09                         5,098,088
--------------------------------------------------------------------------------------------------------------
Hospital/Nursing Management -- 0.3%
   7,705,000    B-       Magellan Health Services, Inc., Sr. Sub. Notes, 9.000% due 2/15/08          6,260,312
--------------------------------------------------------------------------------------------------------------
Hotel/Resorts -- 0.3%
   2,665,000    B-       Courtyard by Marriott, Sr. Secured Notes, 10.750% due 2/1/08                2,585,050
   3,715,000    B+       Intrawest Corp., Sr. Notes, 9.750% due 8/15/08                              3,566,400
--------------------------------------------------------------------------------------------------------------
                                                                                                     6,151,450
--------------------------------------------------------------------------------------------------------------
Insurance - Multi-Line -- 0.1%
   4,350,000    B        Veritas Capital Trust, Company Guaranteed, 10.000% due 1/1/28               3,045,000
--------------------------------------------------------------------------------------------------------------
Internet Services -- 1.6%
   2,095,000    Caa2*    Cybernet Internet Services International, Inc., Sr. Notes,
                           14.000% due 7/1/09                                                        1,770,275
   4,510,000    B-       Exodus Communications, Inc., Sr. Notes, 10.750% due 12/15/09 (f)            4,543,825

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT        RATING(d)              SECURITY                                                        VALUE
--------------------------------------------------------------------------------------------------------------
Internet Services -- 1.6% (continued)
                         PSINet Inc., Sr. Notes:
$  1,065,000    B-         10.500% due 12/1/06 (f)                                                 $ 1,078,313
   5,765,000    B-         11.500% due 11/1/08                                                       6,053,250
   3,955,000    B-         11.000% due 8/1/09                                                        4,083,538
   6,975,000    NR       Splitrock Services Inc., Sr. Sub. Notes, 11.750% due 7/15/08                7,445,813
                         Verio Inc.:
   3,090,000    B-         10.375% due 4/1/05(e)                                                     3,105,450
   3,765,000    B-         11.250% due 12/1/08                                                       3,934,425
   3,735,000    B-         10.625% due 11/15/09 (f)                                                  3,875,062
   1,635,000    CCC+     WAM! Net Inc., Sr. Discount Notes, step bond to yield
                           12.827% due 3/1/05                                                          927,862
--------------------------------------------------------------------------------------------------------------
                                                                                                    36,817,813
--------------------------------------------------------------------------------------------------------------
Leisure/Movies/Entertainment -- 0.4%
   1,290,000    B-       AMC Entertainment Inc., Sr. Sub. Notes, 9.500% due 2/1/11(e)                1,038,450
     750,000    B-       Premier Parks, Inc., Sr. Discount Notes, step bond to yield
                           10.812% due 4/1/08                                                          502,500
   9,025,000    B-       SFX Entertainment, Sr. Sub. Notes, 9.125% due 2/1/08                        8,415,812
--------------------------------------------------------------------------------------------------------------
                                                                                                     9,956,762
--------------------------------------------------------------------------------------------------------------
Machinery - Industrial/Components -- 0.1%
--------------------------------------------------------------------------------------------------------------
   2,434,000    B-       Alvey Systems Inc., Sr. Sub. Notes, 11.375% due 1/31/03                     2,543,530
--------------------------------------------------------------------------------------------------------------
Medical Specialties -- 0.1%
--------------------------------------------------------------------------------------------------------------
   2,530,000    B-       Hanger Orthopedic Group, Sr. Sub. Notes, 11.250% due 6/15/09(e)             2,156,825
--------------------------------------------------------------------------------------------------------------
Multi-Sector Companies -- 0.2%
--------------------------------------------------------------------------------------------------------------
   5,920,000    B-       Triarc Consumer & Beverage, Sr. Sub. Notes, 10.250% due 2/15/09 (f)         5,690,600
--------------------------------------------------------------------------------------------------------------
Newspapers -- 0.1%
--------------------------------------------------------------------------------------------------------------
   2,800,000    B+       Garden State Newspapers, Sr. Sub. Notes, 8.625% due 7/1/11                  2,565,500
--------------------------------------------------------------------------------------------------------------
Oil & Gas Production -- 0.8%
                         Belco Oil & Gas Corp., Sr. Sub. Notes:
   1,500,000    B1*        10.500% due 4/1/06                                                        1,526,250
   2,780,000    B1*        8.875% due 9/15/07                                                        2,634,050
     910,000    B        Canadian Forest Oil Ltd., Sr. Sub. Notes, 8.750% due 9/15/07                  846,300
     940,000    B        Chesapeake Energy Corp., Company Guaranteed, 9.625% due 5/1/05                883,600
   9,500,000    B        Clark USA Inc., Sr. Notes, 10.875% due 12/1/05(e)                           3,895,000
   1,285,000    B        Forest Oil Corp., Sr. Sub. Notes, 10.500% due 1/15/06                       1,297,850
   2,790,000    B+       Nuevo Energy Corp., Sr. Sub. Notes, 9.500% due 6/1/08                       2,734,200
   2,885,000    B        Stone Energy Corp., Sr. Sub. Notes, 8.750% due 9/15/07                      2,711,900
   1,925,000    B+       Vintage Petroleum, Inc., Sr. Sub. Notes, 9.750% due 6/30/09                 1,939,437
--------------------------------------------------------------------------------------------------------------
                                                                                                    18,468,587
--------------------------------------------------------------------------------------------------------------
Oil/Gas Transmission -- 0.2%
   4,645,000    BB-      Leviathan Gas Pipeline Partners, LP, Sr. Sub. Notes,
                           10.375% due 6/1/09                                                        4,807,575
--------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                13

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 2000
--------------------------------------------------------------------------------

    FACE
   AMOUNT       RATING(d)              SECURITY                                                        VALUE
--------------------------------------------------------------------------------------------------------------
Paper -- 0.8%
                         Doman Industries Ltd., Sr. Notes:
$  2,775,000    B          8.750% due 3/15/04                                                      $ 2,435,063
     630,000    B          9.250% due 11/15/07                                                         511,875
   2,155,000    CCC+     Repap New Brunswick, Sr. Secured Notes, 10.625% due 4/15/05 (e)             1,977,212
                         Riverwood International Corp.:
   4,250,000    B-         Company Guaranteed, 10.625% due 8/1/07                                    4,292,500
   5,750,000    CCC+       Sr. Sub. Notes, 10.875% due 4/1/08(e)                                     5,541,562
     231,750    NR       SD Warren Co., Debentures, Payment-in-Kind, 14.000% due 12/15/06              257,242
   4,275,000    BB+      Tembec Finance Corp., Sr. Notes, 9.875% due 9/30/05                         4,360,500
--------------------------------------------------------------------------------------------------------------
                                                                                                    19,375,954
--------------------------------------------------------------------------------------------------------------
Pharmaceuticals - Other -- 0.2%
   3,305,000    B        King Pharmaceuticals Inc., Sr. Sub. Notes, 10.750% due 2/15/09(e)           3,461,988
--------------------------------------------------------------------------------------------------------------
Photographic Products -- 0.2%
   3,875,000    BB-      Polaroid Corp., Sr. Notes, 11.500% due 2/15/06(e)                           3,875,000
--------------------------------------------------------------------------------------------------------------
Printing Forms -- 0.1%
   1,865,000    B        Merrill Corp., Sr. Sub. Notes, 12.000% due 5/1/09 (g)                       1,818,375
--------------------------------------------------------------------------------------------------------------
Real Estate -- 0.2%
   3,880,000    B+       Intrawest Corp., Sr. Notes, 10.500% due 2/1/10 (f)                          3,841,200
--------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 0.1%
   4,000,000    NR       Ocwen Asset Investment, 11.500% due 7/1/05                                  3,400,000
--------------------------------------------------------------------------------------------------------------
Rental/Leasing Companies -- 0.2%
   4,430,000    BB-      Avis Rent A Car Inc., Sr. Sub. Notes, 11.000% due 5/1/09                    4,596,125
--------------------------------------------------------------------------------------------------------------
Retail - Food Chains -- 0.1%
   1,955,000    B+       Stater Brothers Holdings Inc., Sr. Notes, 10.750% due 8/15/06               1,979,437
--------------------------------------------------------------------------------------------------------------
Retail - Other Specialty Stores -- 0.0%
     875,000    B-       Advance Stores Co., Sr. Sub. Notes, 10.250% due 4/15/08                       756,875
--------------------------------------------------------------------------------------------------------------
Savings & Loan Associations -- 0.2%
   4,100,000    B2*      Ocwen Capital Trust I, Jr. Sub. Notes, 10.875% due 8/1/27(e)                2,603,500
   1,655,000    B+       Ocwen Financial Corp., Sr. Notes, 11.875% due 10/1/03(e)                    1,522,600
--------------------------------------------------------------------------------------------------------------
                                                                                                     4,126,100
--------------------------------------------------------------------------------------------------------------
Semiconductors -- 0.3%
   7,325,000    B        Fairchild Semiconductor Corp., Sr. Sub. Notes, 10.125% due 3/15/07          7,270,063
--------------------------------------------------------------------------------------------------------------
Steel/Iron Ore -- 0.7%
   1,980,000    BB-      LTV Corp., Sr. Notes, 11.750% due 11/15/09 (e)(f)                           2,029,500
   4,605,000    B+       Russel Metals Inc., Sr. Notes, 10.000% due 6/1/09                           4,495,631
   3,450,000    B+       WCI Steel Inc., Sr. Notes, 10.000% due 12/1/04                              3,441,375
   5,905,000    B-       WHX Corp., Sr. Notes, 10.500% due 4/15/05                                   5,742,613
--------------------------------------------------------------------------------------------------------------
                                                                                                    15,709,119
--------------------------------------------------------------------------------------------------------------
Telecommunications - Equipment -- 0.3%
   8,505,000    NR       World Access, Inc., 13.250% due 1/15/08(e)                                  7,654,500
--------------------------------------------------------------------------------------------------------------
Telecommunications - Major -- 0.1%
   1,860,000    B2*      Omnipoint Corp., Sr. Notes, 11.625% due 8/15/06                             1,966,950
--------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 2000
--------------------------------------------------------------------------------

    FACE
   AMOUNT       RATING(d)              SECURITY                                                        VALUE
--------------------------------------------------------------------------------------------------------------
Telecommunications - Other -- 3.5%
                         Call-Net Enterprises, Inc.:
$    930,000    B+         Sr. Discount Notes, step bond to yield 12.787% due 8/15/08              $   471,975
     225,000    B+         Sr. Notes, 9.375% due 5/15/09                                               190,125
                         Esprit Telecom Group PLC, Sr. Notes:
   3,950,000    B-         11.500% due 12/15/07                                                      3,900,625
   2,250,000    B-         10.875% due 6/15/08                                                       2,199,375
                         Focal Communications Corp.:
   1,950,000    B          Sr. Discount Notes, step bond to yield 12.978% due 2/15/08                1,282,125
   1,555,000    B          Sr. Notes, 11.875% due 1/15/10 (f)                                        1,589,988
   2,750,000    CCC+     GT Group Telecom, Sr. Discount Notes, step bond to yield
                           13.250% due 2/1/10 (f)                                                    1,464,375
                         Hermes Europe Railtel BV, Sr. Notes:
   7,250,000    B          11.500% due 8/15/07                                                       7,358,750
   1,745,000    B          10.375% due 1/15/09(e)                                                    1,679,562
                         ICG Communications Inc.:
   1,435,000    B-         Company Guaranteed, step bond to yield 12.657% due 5/1/06                 1,158,763
   2,950,000    B-         Sr. Discount Notes, step bond to yield 12.951% due 9/15/05 (e)            2,691,875
                         KMC Telecom Holdings Inc., Sr. Discount Notes:
   1,155,000    B-         13.500% due 5/15/09                                                       1,160,775
   2,655,000    B-         Step bond to yield 15.885% due 2/15/08                                    1,486,800
  14,640,000    B        Level 3 Communications, Inc., Sr. Discount Notes,
                           step bond to yield 11.123% due 12/1/08(e)                                 8,857,200
                         Metromedia Fiber Network, Inc., Sr. Notes:
   2,140,000    B+         10.000% due 11/15/08                                                      2,150,700
   1,605,000    B+         10.000% due 12/15/09                                                      1,621,050
                         NEXTLINK Communications, Inc.:
  11,010,000    B          Sr. Discount Notes, step bond to yield 12.094% due 6/1/09                 6,716,100
   5,095,000    B          Sr. Discount Notes, step bond to yield 12.125% due 12/1/09 (f)            2,955,100
   4,340,000    B          Sr. Notes, 12.500% due 4/15/06                                            4,660,075
   4,760,000    B          Sr. Notes, 10.750% due 6/1/09(e)                                          4,819,500
   8,405,000    B-       Primus Telecom Group, Inc., Sr. Notes, 11.750% due 8/1/04                   8,310,444
   2,195,000    B-       Tele1 Europe B.V., Sr. Notes, 13.000% due 5/15/09(e)                        2,293,775
   5,935,000    B-       Versatel Telecom B.V., Sr. Notes, 13.250% due 5/15/08                       6,276,262
                         Viatel Inc., Sr. Notes:
   6,665,000    B-         11.250% due 4/15/08(e)                                                    6,265,100
   1,775,000    B-         11.500% due 3/15/09                                                       1,677,375
--------------------------------------------------------------------------------------------------------------
                                                                                                    83,237,794
--------------------------------------------------------------------------------------------------------------
Telephone - Cellular -- 2.7%
   3,080,000    B-       Centennial Cellular, Sr. Sub. Notes, 10.750% due 12/15/08(e)                3,218,600
   7,920,000    B        Crown Castle International Corp., Sr. Discount Notes,
                           step bond to yield 10.772% due 5/15/11                                    4,752,000
   2,065,000    NR       Dobson/Sygnet Communications Corp., Sr. Notes,
                           12.250% due 12/15/08                                                      2,261,175
   2,035,000    CCC+     Dolphin Telecom PLC, Sr. Discount Notes, step bond to yield
                           11.576% due 6/1/08                                                          946,275
                         Microcell Telecommunications, Sr. Discount Notes:
   1,980,000    B3*        Step bond to yield 11.843% due 6/1/06                                     1,782,000
   3,130,000    B-         Step bond to yield 11.799% due 6/1/09                                     2,003,200
   5,665,000    B-       Millicom International Cellular SA, Sr. Discount Notes,
                           step bond to yield 13.762% due 6/1/06                                     4,900,225

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                15

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT        RATING(d)              SECURITY                                                        VALUE
--------------------------------------------------------------------------------------------------------------
Telephone - Cellular -- 2.7% (continued)
                         Nextel Communications, Sr. Discount Notes:
$  6,820,000    B1*        Step bond to yield 10.779% due 9/15/07(e)                               $ 5,115,000
   8,745,000    B1*        Step bond to yield 10.759% due 2/15/08                                    6,099,637
   6,885,000    NR       Spectrasite Holdings Inc., Sr. Discount Notes, step bond to yield
                           11.118% due 4/15/09                                                       4,001,906
                         Telesystem International Wireless, Sr. Discount Notes:
   8,560,000    CCC+       Step bond to yield 12.377% due 6/30/07                                    2,249,600
   7,180,000    CCC+       Step bond to yield 12.010% due 11/1/07                                    3,805,400
   6,915,000    B3*      Triton PCS Inc., Sr. Sub. Discount Notes, step bond to yield
                           11.399% due 5/1/08(e)                                                     4,935,581
                         VoiceStream Wireless Corp.:
   2,660,000    B2*        Sr. Discount Notes, step bond to yield 11.875% due 11/15/09 (e)(f)        1,622,600
   5,735,000    B2*        Sr. Notes, 10.375% due 11/15/09 (f)                                       5,907,050
--------------------------------------------------------------------------------------------------------------
                                                                                                    63,600,249
--------------------------------------------------------------------------------------------------------------
Transportation - Marine -- 0.1%
   2,760,000    B-       Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09                      2,601,300
     555,000    BB-      Sea Containers Ltd., Sr. Sub. Debentures, Series A,
                           12.500% due 12/1/04(e)                                                      571,650
--------------------------------------------------------------------------------------------------------------
                                                                                                     3,172,950
--------------------------------------------------------------------------------------------------------------
Unregulated Power Generation -- 0.7%
                         AES Corp.:
   1,400,000    Ba1*       Sr. Notes, 9.500% due 6/1/09(e)                                           1,396,500
   6,225,000    Ba3*       Sr. Sub. Notes, 10.250% due 7/15/06(e)                                    6,271,688
   7,775,000    BB+      Calpine Corp., Sr. Notes, 10.500% due 5/15/06(e)                            8,163,750
--------------------------------------------------------------------------------------------------------------
                                                                                                    15,831,938
--------------------------------------------------------------------------------------------------------------
Wholesale Distributors -- 0.2%
   1,875,000    B        Buhrman U.S. Inc., Sr. Sub. Notes, 12.250% due 11/1/09 (f)                  1,912,500
   3,910,000    B-       Fisher Scientific International Inc., Sr. Sub. Notes, 9.000% due 2/1/08     3,665,625
--------------------------------------------------------------------------------------------------------------
                                                                                                     5,578,125
--------------------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS AND NOTES
                         (Cost -- $686,497,306)                                                    652,129,603
--------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES -- 0.0%
Oil/Natural Gas -- 0.0%
     500,000    B-       Parker Drilling Co., 5.500% due 8/1/04
                         (Cost -- $364,385)                                                            370,625
--------------------------------------------------------------------------------------------------------------
SHARES                                 SECURITY                                                        VALUE
--------------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.1%
Hospital/Nursing Management -- 0.1%
   2,995,000             Fresenius Medical Care Preferred Capital Trust, 9.000%                      2,845,250
--------------------------------------------------------------------------------------------------------------
Telephone -- 0.0%
          72             Intermedia Communications, Payment-in-Kind, Series B, 13.500%                  72,360
--------------------------------------------------------------------------------------------------------------
                         TOTAL PREFERRED STOCK
                         (Cost -- $3,029,752)                                                        2,917,610
--------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
16                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 2000
--------------------------------------------------------------------------------

SHARES                                 SECURITY                                                        VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCK -- 0.0% (h)
Telecommunications Equipment -- 0.0%
      19,250             Pagemart Nationwide Inc.                                                  $   365,750
      26,723             World Access, Inc.                                                            460,972
--------------------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCK
                         (Cost -- $472,486)                                                            826,722
--------------------------------------------------------------------------------------------------------------
WARRANTS -- 0.3% (h)
Broadcasting -- 0.0%
       6,775             Australis Media, Expire 10/30/01 (f)                                                1
      12,325             UIH Australia, Expire 5/15/06                                                 369,749
--------------------------------------------------------------------------------------------------------------
                                                                                                       369,750
--------------------------------------------------------------------------------------------------------------
Cable Television -- 0.0%
       6,000             Wireless One Inc., Expire 10/19/00                                              1,500
--------------------------------------------------------------------------------------------------------------
Internet Services -- 0.1%
       2,095             Cybernet Internet Services, Expire 7/1/09 (f)                                 177,028
       6,975             Splitrock Services, Expire 7/15/08                                          1,325,250
      12,450             WAM! Net Inc., Expire 3/1/05                                                  144,731
--------------------------------------------------------------------------------------------------------------
                                                                                                     1,647,009
--------------------------------------------------------------------------------------------------------------
Paper -- 0.0%
       8,500             SD Warren Co., Expire 12/15/06                                                149,600
--------------------------------------------------------------------------------------------------------------
Telecommunications -- 0.2%
      42,090             Pagemart Nationwide Inc., Expire 12/31/03                                     631,350
       7,800             RSL Communications Ltd., Expire 11/15/06                                      312,000
       2,195             Tele1 Europe BV, Expire 5/15/09 (f)                                           428,025
       5,935             Versatel Telecom, Expire 5/15/08 (f)                                        2,537,212
--------------------------------------------------------------------------------------------------------------
                                                                                                     3,908,587
--------------------------------------------------------------------------------------------------------------
Telephone - Cellular -- 0.0%
       5,000             Iridium World Communications, Expire 7/15/05 (f)                                   50
--------------------------------------------------------------------------------------------------------------
                         TOTAL WARRANTS
                         (Cost -- $41,501)                                                           6,076,496
--------------------------------------------------------------------------------------------------------------
                         TOTAL HIGH YIELD SECTOR
                         (Cost -- $690,405,430)                                                    662,321,056
--------------------------------------------------------------------------------------------------------------
 FACE
AMOUNT+                               SECURITY                                                        VALUE
--------------------------------------------------------------------------------------------------------------
INTERNATIONAL SECTOR -- 17.1%
BONDS -- 17.1%
Denmark -- 4.3%
 500,000,000             Denmark, 4.000% due 3/15/02                                                64,502,603
                         NYKREDIT:
 169,297,000               6.000% due 10/1/19                                                       21,252,253
 126,244,000               7.000% due 10/1/29                                                       16,237,678
--------------------------------------------------------------------------------------------------------------
                                                                                                   101,992,534
--------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                17

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 2000
--------------------------------------------------------------------------------

    FACE
   AMOUNT+                             SECURITY                                                        VALUE
--------------------------------------------------------------------------------------------------------------
Europe -- 4.8%
  90,000,000EUR          Buoni Poliennali Del Tes, 3.250% due 4/15/04                             $ 81,636,467
   2,550,000EUR          Dolphin Telecom PLC, step bond to yield 11.500% due 6/1/08                  1,172,609
   1,250,000EUR          ESAT Telecom Group PLC, 11.875% due 11/1/09                                 1,543,303
  10,000,000EUR          Export - Import Japan, 4.625% due 7/23/03                                   9,615,686
   9,000,000EUR          Republic of Italy, 6.000% due 4/2/04                                        9,038,481
  10,000,000EUR          Republic of Portugal, 6.000% due 2/16/04                                   10,031,994
--------------------------------------------------------------------------------------------------------------
                                                                                                   113,038,540
--------------------------------------------------------------------------------------------------------------
Germany -- 3.6%
                         Bundesobligation:
  15,000,000EUR            3.500% due 11/11/03(e)                                                   13,959,769
  25,000,000EUR            3.250% due 2/17/04                                                       22,923,842
  45,000,000EUR            4.125% due 8/27/04                                                       42,376,820
   4,000,000             Esprit Telecom, Sr. Notes, 11.500% due 12/15/07                             1,950,879
   5,250,000             Texon International PLC, Sr. Notes, 10.000% due 2/1/08(e)                   2,311,039
--------------------------------------------------------------------------------------------------------------
                                                                                                    83,522,349
--------------------------------------------------------------------------------------------------------------
Ireland -- 0.2%
   4,000,000EUR          Helaba Dublin, 2.950% due 2/4/00                                            3,913,426
--------------------------------------------------------------------------------------------------------------
Netherlands -- 0.2%
   5,180,000EUR          Kappa Beheer BV, Sr. Sub. Notes, 10.625% due 7/15/09 (e)(f)                 5,334,171
--------------------------------------------------------------------------------------------------------------
United Kingdom -- 3.8%
   2,925,000EUR          BSN Financing Co., S.A., Company Guaranteed, 10.250% due 8/1/09 (f)         2,969,129
   2,375,000             Diamond Holdings PLC, Company Guaranteed, 10.000% due 2/1/08 (e)            3,772,652
   8,000,000             European Investment Bank, 8.000% due 6/10/03                               13,272,603
   2,075,000EUR          Head Holdings GMBH, Sr. Notes, 10.750% due 7/15/06 (f)                      2,116,456
                         International Bank Reconstruction & Development:
   5,500,000               6.500% due 1/7/03                                                         8,777,676
   5,000,000               Zero coupon bond to yield 6.313% due 7/17/00                              7,873,942
     500,000             NTL Inc., Sr. Sub. Notes, 9.500% due 4/1/08                                   786,138
   3,575,000             Polestar Corp. PLC, Sr. Notes, 10.500% due 5/30/08(e)                       5,562,939
  27,500,000             U.K. Treasury, 6.500% due 12/7/03                                          44,641,699
--------------------------------------------------------------------------------------------------------------
                                                                                                    89,773,234
--------------------------------------------------------------------------------------------------------------
United States -- 0.2%
   3,500,000EUR          Exodus Communications Inc., Sr. Notes, 10.750% due 12/15/09 (f)             3,509,999
   1,675,000EUR          PSINet Inc., 11.000% due 8/1/09 (f)                                         1,687,978
   2,000,000             United Mexican States - Value Recovery Rights, Expire 6/30/03                       1
--------------------------------------------------------------------------------------------------------------
                                                                                                     5,197,978
--------------------------------------------------------------------------------------------------------------
                         TOTAL BONDS
                         (Cost -- $443,143,132)                                                    402,772,232
--------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
18                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 2000
--------------------------------------------------------------------------------

SHARES                                 SECURITY                                                        VALUE
--------------------------------------------------------------------------------------------------------------
WARRANTS -- 0.0% (h)
Europe -- 0.0%
       2,100             Tele1 Europe BV, Expire 5/15/09 (f)
                         (Cost -- $0)                                                           $      400,653
--------------------------------------------------------------------------------------------------------------
                         TOTAL INTERNATIONAL SECTOR
                         (Cost -- $443,143,132)                                                    403,172,885
--------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $2,467,117,994**)                                             $2,359,274,032
--------------------------------------------------------------------------------------------------------------

(a)  Security is segregated for open forward foreign currency contracts.

(b)  Security is segregated for TBA purchases.

(c)  Security is traded on a "to be announced" basis (See Note 9).

(d) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc.

(e)  All or a portion of this security is on loan (See Note 10).

(f) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(g)  Security issued with attached warrants. (h) Non-income producing security.

+    Face amount represents local currency, unless otherwise indicated.

**   Aggregate cost for Federal income tax purposes is substantially the same.

     Currency abbreviations used in this schedule:
     ---------------------------------------------
     EUR -- Euro

     See page 20 for definition of ratings.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                19

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") letter ratings may be modified by the addition of a plus (+) or minus (-) sign, which is used to show relative standing within the major rating categories.

BBB         --  Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, --  Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on
CC and C balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") applies the numerical modifiers 1, 2, and 3 in each generic rating classification from "Baa" through "Caa". The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

Baa         --  Bonds rated "Baa" are considered to be medium grade obligations;
                that is they are neither highly protected nor poorly secured.
                Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
                These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba          --  Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured.
                Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B           --  Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa         --  Bonds that are rated "Caa" are of poor standing. Such issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR          --  Indicates that the bond is not rated by Standard & Poor's or
                Moody's.

--------------------------------------------------------------------------------
20                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (unaudited)                January 31, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $2,467,117,994)                                                                    $2,359,274,032
   Cash                                                                                                                   3,103,845
   Foreign currency, at value (Cost -- $35,754,650)                                                                      18,397,543
   Collateral for securities on loan (Note 10)                                                                          102,743,125
   Dividends and interest receivable                                                                                     33,367,018
   Receivable for open forward currency contracts                                                                        10,626,795
   Receivable for securities sold                                                                                         5,641,561
   Receivable for Fund shares sold                                                                                        1,427,540
------------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                                                                       2,534,581,459
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
   Payable for securities purchased                                                                                     125,347,903
   Payable for securities on loan (Note 10)                                                                             102,743,125
   Investment advisory fees payable                                                                                         894,300
   Distribution fees payable                                                                                                506,398
   Administration fees payable                                                                                              397,467
   Payable for open forward foreign currency contracts                                                                      362,878
   Payable for Fund shares purchased                                                                                        225,991
   Accrued expenses                                                                                                         612,520
------------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                                                    231,090,582
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                                     $2,303,490,877
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares                                                                                       $      317,680
   Capital paid in excess of par value                                                                                2,537,082,107
   Undistributed net investment income                                                                                   10,509,704
   Accumulated net realized loss from security transactions, futures contracts and foreign currencies                  (129,062,460)
   Net unrealized depreciation of investments and foreign currencies                                                   (115,356,154)
------------------------------------------------------------------------------------------------------------------------------------
   Total Net Assets                                                                                                  $2,303,490,877
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                                                                               67,911,752
   ---------------------------------------------------------------------------------------------------------------------------------
   Class B                                                                                                              199,643,420
   ---------------------------------------------------------------------------------------------------------------------------------
   Class L                                                                                                               23,588,772
   ---------------------------------------------------------------------------------------------------------------------------------
   Class Y                                                                                                               22,814,085
   ---------------------------------------------------------------------------------------------------------------------------------
   Class Z                                                                                                                3,721,912
   ---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                                                                    $         7.24
   ---------------------------------------------------------------------------------------------------------------------------------
   Class B *                                                                                                         $         7.26
   ---------------------------------------------------------------------------------------------------------------------------------
   Class L **                                                                                                        $         7.25
   ---------------------------------------------------------------------------------------------------------------------------------
   Class Y (and redemption price)                                                                                    $         7.24
   ---------------------------------------------------------------------------------------------------------------------------------
   Class Z (and redemption price)                                                                                    $         7.25
   ---------------------------------------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 4.71% of net asset value per share)                                                 $         7.58
   ---------------------------------------------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                                                 $         7.32
------------------------------------------------------------------------------------------------------------------------------------

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                21

--------------------------------------------------------------------------------
Statement of Operations (unaudited)    For the Six Months Ended January 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                                                                          $   99,090,454
   Dividends                                                                                                                596,725
   Less: Foreign withholding tax                                                                                            (24,306)
------------------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                                                                               99,662,873
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                                                                             7,515,002
   Investment advisory fees (Note 2)                                                                                      5,717,494
   Administration fees (Note 2)                                                                                           2,541,109
   Shareholder and system servicing fees                                                                                    793,510
   Custody                                                                                                                  217,871
   Shareholder communications                                                                                                83,250
   Registration fees                                                                                                         50,546
   Audit and legal fees                                                                                                      26,111
   Pricing                                                                                                                   15,164
   Trustees' fees                                                                                                             9,650
   Other                                                                                                                      9,514
------------------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                                                                        16,979,221
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                                                    82,683,652
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 3, 4 AND 6):
   Realized Loss From:
     Security transactions (excluding short-term securities)                                                            (45,092,227)
     Futures contracts                                                                                                     (436,594)
     Foreign currency transactions                                                                                       10,447,663
------------------------------------------------------------------------------------------------------------------------------------
   Net Realized Loss                                                                                                    (35,081,158)
------------------------------------------------------------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation of Investments:
     Beginning of period                                                                                                (74,167,739)
     End of period                                                                                                     (115,356,154)
------------------------------------------------------------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                                                                              (41,188,415)
------------------------------------------------------------------------------------------------------------------------------------
Net Loss on Investments, Futures Contracts and Foreign Currencies                                                       (76,269,573)
------------------------------------------------------------------------------------------------------------------------------------
Increase in Assets From Operations                                                                                   $    6,414,079
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
22                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended January 31, 2000 (unaudited) and the Year Ended July 31, 1999

                                                                                       2000           1999
----------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                                        $   82,683,652   $  174,927,659
   Net realized loss                                                               (35,081,158)     (71,703,606)
   Increase in net unrealized depreciation                                         (41,188,415)     (96,070,540)
----------------------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                                            6,414,079        7,153,513
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                           (81,725,119)    (173,885,347)
   Net realized gains                                                                       --       (2,720,960)
   Capital                                                                                  --      (12,759,570)
----------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders                       (81,725,119)    (189,365,877)
----------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
   Net proceeds from sale of shares                                                730,586,922    1,035,956,865
   Net asset value of shares issued for reinvestment of dividends                   42,110,343       98,091,915
   Cost of shares reacquired                                                    (1,083,686,335)  (1,221,161,067)
----------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Fund Share Transactions                            (310,989,070)     (87,112,287)
----------------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                            (386,300,110)    (269,324,651)

NET ASSETS:
   Beginning of period                                                           2,689,790,987    2,959,115,638
----------------------------------------------------------------------------------------------------------------
   End of period*                                                               $2,303,490,877   $2,689,790,987
----------------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment income of:            $   10,509,704   $     (896,492)
----------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                23

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Diversified Strategic Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales were reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

--------------------------------------------------------------------------------
24                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2.   Investment Advisory Agreement, Administration Agreement and Other
     Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Trust. The Fund pays SSBC, an investment advisory fee calculated at an annual rate of 0.45% of the average daily net assets. The Fund has also entered into a sub-advisory agreement with Smith Barney Global Capital Management Inc. ("Global Capital Management"), a subsidiary of SSBH. From its fee, SSBC pays Global Capital Management a sub-advisory fee calculated at an annual rate of 0.10% of the Fund's average daily net assets. These fees are calculated daily and paid monthly.

SSBC also acts as the Trust's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Trust's transfer agent and PFPC Global Fund Services ("PFPC") became the sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. During the period October 1, 1999 through January 31, 2000, the Fund paid transfer agent fees of $475,557 to Private Trust.

CFBDS, Inc. acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as members of the selling group.

For the six months ended January 31, 2000, SSB and CFBDS received sales charges of approximately $254,000 and $358,000 on sales of the Fund's Class A and L shares, respectively.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

In addition, CDSCs paid to SSB for the six months ended January 31, 2000 were:

                                           Class A        Class B        Class L
================================================================================
CDSCs                                      $12,000      $1,485,000       $34,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to Class B and

--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                25

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

L shares calculated at the annual rates of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the six months ended January 31, 2000, total Distribution Plan fees incurred were:

                                          Class A        Class B        Class L
================================================================================
Distribution Plan Fees                    $618,028     $6,275,271       $621,703
================================================================================

All officers and one Trustee of the Trust are employees of SSB.

3. Investments

During the six months ended January 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                         $1,250,240,040
--------------------------------------------------------------------------------
Sales                                                              1,832,851,321
================================================================================

At January 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                     $  21,587,669
Gross unrealized depreciation                                      (129,431,631)
--------------------------------------------------------------------------------
Net unrealized depreciation                                       $(107,843,962)
================================================================================

4. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At January 31, 2000, the Fund had no open futures contracts.

5. Fund Concentration

The Fund's investment in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest and or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

--------------------------------------------------------------------------------
26                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

6. Forward Foreign Currency Contracts

At January 31, 2000, the Fund had the following open forward foreign currency contracts:

                                                     Local        Market     Settlement   Unrealized
Foreign Currency                                   Currency       Value         Date     Gain (Loss)
======================================================================================================
To Sell:
British Pound                                      46,890,000  $ 76,001,160     2/23/00  $   824,589
British Pound                                       6,319,000    10,214,671     6/22/00      (23,262)
Danish Krone                                      890,000,000   117,167,161     2/23/00    4,268,232
Euro                                                2,163,656     2,117,208      2/2/00       (3,316)
Euro                                              124,490,380   121,995,432     2/23/00    4,114,568
Euro                                                2,866,650     2,809,339     6/15/00      189,391
Euro                                                1,705,657     1,671,557     6/15/00       86,975
Euro                                                2,000,000     1,960,016     6/15/00       69,844
Euro                                               24,478,575    23,989,195     6/15/00      981,399
Euro                                                1,515,000     1,484,712     6/15/00       91,797
------------------------------------------------------------------------------------------------------
                                                                                          10,600,217
------------------------------------------------------------------------------------------------------
To Buy:
Euro                                                1,239,000     1,214,230     6/15/00      (49,798)
Euro                                                1,321,875     1,295,448     6/15/00      (56,368)
Euro                                                1,262,500     1,237,260     6/15/00      (54,151)
Euro                                                1,010,000       989,808     6/15/00      (63,218)
Euro                                                  573,330       561,868     6/15/00      (23,043)
Euro                                                1,318,659     1,292,296     6/15/00      (53,000)
Euro                                                  573,330       561,868     6/15/00      (23,043)
Euro                                                2,106,988     2,064,865     6/15/00      (13,679)
------------------------------------------------------------------------------------------------------
                                                                                            (336,300)
------------------------------------------------------------------------------------------------------
Total Unrealized Gain on Open
  Forward Currency Contracts                                                             $10,263,917
======================================================================================================

7.   Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

8.   Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the six months ended January 31, 2000, the Fund did not have any reverse repurchase agreements.

--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                27

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

9. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in FNMA/GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At January 31, 2000, the Fund held one TBA security with a total cost of $119,900,009.

10. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At January 31, 2000, the Fund loaned common stocks having a value of $97,687,921 and holds the following collateral for loaned securities:

Security Description                                                    Value
================================================================================
Time Deposits:
     Banque Bruxelles Lambert London, 5.880% due 2/1/00             $  4,744,893
     Canadian Imperial Bank G.C., 5.880% due 2/1/00                    4,744,893
     Credit Agricole Indosuez G.C., 5.880% due 2/1/00                  4,744,892
     Norwest Bank Grand Cayman, 5.880% due 2/1/00                      4,744,892
     Sun Trust Bank Atlanta, 5.880% due 2/1/00                         4,744,892

Repurchase Agreements:
     Bear Stearns, 5.840% due 2/1/00                                  16,607,123
     CS First Boston, 5.820% due 2/1/00                               16,386,859
     J.P. Morgan Securities, 5.870% due 2/1/00                        20,640,281
     Morgan Stanley Dean Witter & Co., 5.810% due 2/1/00              20,640,281

Commercial Paper:
     Market Street Funding, 5.870% due 2/1/00                          4,744,119
--------------------------------------------------------------------------------
Total                                                               $102,743,125
================================================================================

Income earned by the Fund from securities loaned for the six months ended January 31, 2000 was $88,013.

--------------------------------------------------------------------------------
28                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

11.  Shares of Beneficial Interest

At January 31, 2000, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At January 31, 2000, total paid-in capital amounted to the following for each class:

                              Class A        Class B          Class L        Class Y           Class Z
=========================================================================================================
Total Paid-in Capital      $525,678,064   $1,619,823,044    $184,482,669    $177,968,004   $29,448,006
=========================================================================================================

Transactions in shares of each class were as follows:

                                                              Six Months Ended                             Year Ended
                                                              January 31, 2000                             July 31, 1999
                                                      ----------------------------------          ----------------------------------
                                                         Shares              Amount                 Shares                Amount
====================================================================================================================================
Class A
Shares sold                                            46,837,397         $ 345,660,652            49,423,427         $ 382,503,137
Shares issued on reinvestment                           1,280,528             9,421,273             2,130,596            16,483,850
Shares reacquired                                     (42,476,561)         (313,466,282)          (39,196,000)         (302,969,796)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                            5,641,364         $  41,615,643            12,358,023         $  96,017,191
====================================================================================================================================
Class B
Shares sold                                             6,985,203         $  51,715,458            35,214,847         $ 275,802,675
Shares issued on reinvestment                           3,782,840            27,936,510             9,329,090            72,489,124
Shares reacquired                                     (58,221,685)         (430,544,033)          (83,241,196)         (648,668,655)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                          (47,453,642)        $(350,892,065)          (38,697,259)        $(300,376,856)
====================================================================================================================================
Class L
Shares sold                                            43,719,948         $ 323,095,616            40,377,358         $ 314,105,808
Shares issued on reinvestment                             504,768             3,721,685               927,846             7,187,211
Shares reacquired                                     (45,214,747)         (334,201,242)          (33,732,218)         (261,860,475)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                  (990,031)        $  (7,383,941)            7,572,986         $  59,432,544
====================================================================================================================================
Class Y
Shares sold                                             1,184,935         $   8,765,317             6,217,160         $  48,511,994
Shares issued on reinvestment                               1,448                10,661                 2,732                21,163
Shares reacquired                                        (166,643)           (1,224,630)              (82,339)             (635,345)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                            1,019,740         $   7,551,348             6,137,553         $  47,897,812
====================================================================================================================================
Class Z
Shares sold                                               182,827         $   1,349,879             1,914,307         $  15,033,251
Shares issued on reinvestment                             138,449             1,020,214               246,824             1,910,567
Shares reacquired                                        (575,683)           (4,250,148)             (906,344)           (7,026,796)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                  (254,407)        $  (1,880,055)            1,254,787         $   9,917,022
====================================================================================================================================

--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                29

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class A Shares                                       2000(1)(2)    1999(2)      1998(2)        1997         1996         1995
==============================================================================================================================
Net Asset Value, Beginning of Period               $   7.46      $   7.96     $   8.01     $   7.82     $   7.85     $   7.76
------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                             0.27          0.50         0.53         0.62         0.61         0.94
  Net realized and unrealized gain (loss)             (0.23)        (0.46)        0.05         0.24         0.03        (0.18)
------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                           0.04          0.04         0.58         0.86         0.64         0.76
------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                               (0.26)        (0.49)       (0.58)       (0.67)       (0.62)       (0.48)
  Net realized gains                                     --         (0.01)       (0.05)          --           --           --
  Capital                                                --         (0.04)          --           --        (0.05)       (0.19)
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   (0.26)        (0.54)       (0.63)       (0.67)       (0.67)       (0.67)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $   7.24      $   7.46     $   7.96     $   8.01     $   7.82     $   7.85
------------------------------------------------------------------------------------------------------------------------------
Total Return                                           0.46%++       0.41%        7.47%       11.36%        8.39%       10.35%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                   $491,377      $464,652     $397,127     $267,272     $202,700     $177,336
------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                                7.16%+        6.38%        6.51%        7.75%        7.85%        8.15%
  Interest expense                                       --            --         0.06         0.06         0.01           --
  Other expenses(3)                                    1.03+         1.02         1.01         1.03         1.04         1.09
------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  52%          150%         128%          85%          90%          83%
==============================================================================================================================

(1)  For the six months ended January 31, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) The manager waived part of its fees for the year ended July 31, 1995. If such fees were not waived, the per share effect on net investment income and the expense ratio would have been $0.01 and 1.14%, respectively.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
30                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class B Shares                                        2000(1)(2)      1999(2)      1998(2)       1997        1996        1995
==============================================================================================================================
Net Asset Value, Beginning of Period                $   7.48         $  7.98      $  8.03      $ 7.83      $ 7.86      $ 7.76
------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                              0.23            0.46         0.49        0.59        0.58        0.70
  Net realized and unrealized gain (loss)              (0.21)          (0.46)        0.05        0.23        0.01        0.02
------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                            0.02            0.00         0.54        0.82        0.59        0.72
------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                (0.24)          (0.46)       (0.54)      (0.62)      (0.57)      (0.44)
  Net realized gains                                      --           (0.01)       (0.05)         --          --          --
  Capital                                                 --           (0.03)          --          --       (0.05)      (0.18)
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.24)          (0.50)       (0.59)      (0.62)      (0.62)      (0.62)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $   7.26         $  7.48      $  7.98      $ 8.03      $ 7.83      $ 7.86
------------------------------------------------------------------------------------------------------------------------------
Total Return                                            0.22%++        (0.06)%       6.93%      10.89%       7.80%      10.00%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                $  1,449         $ 1,849      $ 2,280      $2,440      $2,380      $2,367
------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                                 6.28%+          5.88%        6.12%       7.34%       7.36%       6.82%
  Interest expense                                        --              --         0.06        0.06        0.01          --
  Other expenses(3)                                     1.51+           1.49         1.50        1.51        1.52        1.56
------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                   52%            150%         128%         85%         90%         83%
==============================================================================================================================

(1)  For the six months ended January 31, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) The manager waived part of its fees for the year ended July 31, 1995. If such fees were not waived, the per share effect on net investment income and the expense ratio would have been $0.00* and 1.61%, respectively.
*    Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                31

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class L Shares                                       2000(1)(2)      1999(2)      1998(2)(3)       1997        1996      1995(4)
================================================================================================================================
Net Asset Value, Beginning of Period               $   7.48        $   7.97     $   8.01        $  7.81     $  7.84     $  7.76
--------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(5)                             0.24            0.47         0.49           0.58        0.52        1.16
  Net realized and unrealized gain (loss)             (0.23)          (0.46)        0.06           0.24        0.07       (0.46)
--------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                           0.01            0.01         0.55           0.82        0.59        0.70
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                               (0.24)          (0.46)       (0.54)         (0.62)      (0.57)      (0.44)
  Net realized gains                                     --           (0.01)       (0.05)            --          --          --
  Capital                                                --           (0.03)          --             --       (0.05)      (0.18)
Total Distributions                                   (0.24)          (0.50)       (0.59)         (0.62)      (0.62)      (0.62)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $   7.25        $   7.48     $   7.97        $  8.01     $  7.81     $  7.84
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                           0.08%++         0.08%        7.08%         10.92%       7.82%       9.73%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                   $171,014        $183,740     $135,485        $83,543     $42,222     $12,730
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                                6.61%+          6.01%        6.09%          7.19%       7.61%      10.23%
  Interest expense                                       --              --         0.06           0.06        0.01          --
  Other expenses(5)                                    1.47+           1.45         1.45           1.46        1.47        1.46
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  52%            150%         128%            85%         90%         83%
================================================================================================================================

(1)  For the six months ended January 31, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  On June 12, 1998, Class C shares were renamed Class L shares.
(4)  On November 7, 1994, the former Class D shares were renamed Class C shares.
(5) The manager waived part of its fees for the year ended July 31, 1995. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been $0.00* and 1.51%, respectively.
*    Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
32                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class Y Shares                                              2000(1)(2)      1999(2)      1998(2)       1997       1996(3)
=========================================================================================================================
Net Asset Value, Beginning of Period                      $   7.46        $   7.96     $   8.00     $  7.82     $   7.89
-------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                       0.28            0.53         0.55        0.64         0.50
  Net realized and unrealized gain (loss)                    (0.23)          (0.47)        0.06        0.24         0.01
-------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                  0.05            0.06         0.61        0.88         0.51
-------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                      (0.27)          (0.51)       (0.60)      (0.70)       (0.53)
  Net realized gains                                            --           (0.01)       (0.05)         --           --
  Capital                                                       --           (0.04)          --          --        (0.05)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (0.27)          (0.56)       (0.65)      (0.70)       (0.58)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $   7.24        $   7.46     $   7.96     $  8.00     $   7.82
-------------------------------------------------------------------------------------------------------------------------
Total Return                                                  0.62%++         0.72%        7.96%      11.64%        6.65%++
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                          $165,151        $162,674     $124,559     $80,479     $ 26,940
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                                       7.53%+          6.76%        6.88%       7.84%        8.54%+
  Interest expense                                              --              --         0.06        0.06         0.01
  Other expenses                                              0.69+           0.67         0.66        0.70         0.69+
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                         52%            150%         128%         85%          90%
=========================================================================================================================

(1)  For the six months ended January 31, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  For the period from October 10, 1995 (inception date) to July 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                33

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class Z Shares                                       2000(1)(2)     1999(2)     1998(2)       1997        1996      1995(3)
===========================================================================================================================
Net Asset Value, Beginning of Period               $   7.47        $  7.96     $  8.01     $  7.82     $  7.85     $  7.76
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(4)                             0.27           0.53        0.55        0.65        0.64        0.84
  Net realized and unrealized gain (loss)             (0.22)         (0.46)       0.05        0.23        0.02       (0.06)
---------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                           0.05           0.07        0.60        0.88        0.66        0.78
---------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                               (0.27)         (0.51)      (0.60)      (0.69)      (0.63)      (0.49)
  Net realized gains                                     --          (0.01)      (0.05)         --          --          --
  Capital                                                --          (0.04)         --          --       (0.06)      (0.20)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   (0.27)         (0.56)      (0.65)      (0.69)      (0.69)      (0.69)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $   7.25        $  7.47     $  7.96     $  8.01     $  7.82     $  7.85
---------------------------------------------------------------------------------------------------------------------------
Total Return                                           0.63%++        0.84%       7.78%      11.69%       8.72%      10.94%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                   $ 26,972        $29,710     $21,670     $20,397     $16,270     $14,361
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                                7.33%+         6.80%       6.85%       8.08%       8.19%       8.30%
  Interest expense                                       --             --        0.06        0.06        0.01          --
  Expenses(4)                                          0.69+          0.67        0.74        0.69        0.70        0.75
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  52%           150%        128%         85%         90%         83%
===========================================================================================================================

(1)  For the six months ended January 31, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  On November 7, 1994, the former Class C shares were renamed Class Z shares.
(4) The manager waived part of its fees for the year ended July 31, 1995. If such fees were not waived, the per share decrease in net investment income and the actual expense ratios would have been $0.00* and 0.80%, respectively.
*    Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
34                                       2000 Semi-Annual Report to Shareholders

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

Smith Barney
Diversified Strategic
Income Fund

Trustees

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

John C. Bianchi
Vice President and Investment Officer

James E. Conroy
Vice President and Investment Officer

Simon Hildreth
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary


Investment Adviser
SSB Citi Fund Management LLC


Distributor
CFBDS, Inc.


Custodian
The Chase Manhattan Bank


Transfer Agent
Smith Barney Private Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013


Sub-Transfer Agent
PFPCGlobal Fund Services P.O. Box 9699
Providence, Rhode Island 02940-9699


This report is submitted for the general information of shareholders of Smith Barney Diversified Strategic Income Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

[LOGO OF SALOMON SMITH BARNEY]
Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney Diversified
Strategic Income Fund
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

FD2174 3/00

[LOGO OF SMITH BARNEY MUTUAL FUNDS]



                                  SMITH BARNEY
                                  HIGH INCOME
                                          Fund


                                        STYLE PURE SERIES
                                        SEMI-ANNUAL REPORT
                                        JANUARY 31,2000


                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Smith Barney
High Income Fund


Smith Barney High Income Fund ("Fund") seeks) high current income by investing in high-yielding corporate bonds, debentures and notes denominated in U.S. dollars or foreign currencies.

Smith Barney High Income Fund
Average Annual Total Returns
January 31, 2000
                                                   Without Sales Charges(1)
                                            ------------------------------------
                                            Class A       Class B       Class L
================================================================================
Six Months+                                  1.81%         1.55%         1.68%
--------------------------------------------------------------------------------
One-Year                                     1.14          0.62          0.80
--------------------------------------------------------------------------------
Five-Year                                    9.02          8.49          8.58
--------------------------------------------------------------------------------
Ten-Year                                      N/A          9.31           N/A
--------------------------------------------------------------------------------
Since Inception++                            8.61          8.02          7.83
================================================================================

                                                   Without Sales Charges(2)
                                            ------------------------------------
                                             Class A       Class B       Class L
================================================================================
Six Months+                                 (2.81)%       (2.82)        (0.26)%
--------------------------------------------------------------------------------
One-Year                                    (3.40)        (3.52)        (1.12)
--------------------------------------------------------------------------------
Five-Year                                    8.02          8.35          8.36
--------------------------------------------------------------------------------
Ten-Year                                      N/A          9.31           N/A
--------------------------------------------------------------------------------
Since Inception++                            7.92          8.02          7.63
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B and L shares are November 6, 1992, September 2, 1986 and August 24, 1994, respectively.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

We were encouraged by our results over the past six months. Our relatively conservative strategy enabled us to outperform the high-yield bond market as the financial markets encountered considerable price volatility. We believe our general cautiousness remains warranted given the increasing uncertainty over future world economic growth and financial market performance. While no guarantees can be made, we think that the high-yield bond market maybe attractively valued at current levels and that we are in a strong position to take advantage of any economic or market dislocations that may occur over the next six months.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

     Class A     SHIAX
     Class B     SHIBX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter ........................................................    1

Historical Performance ....................................................    4

Smith Barney High Income Fund
at a Glance ...............................................................    7

Schedule of Investments ...................................................    8

Statement of Assets and Liabilities .......................................   20

Statement of Operations ...................................................   21

Statements of Changes in Net Assets .......................................   22

Notes to Financial Statements .............................................   23

Financial Highlights ......................................................   29

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO]         [PHOTO]

HEATH B.        JOHN C.
MCLENDON        BIANCHI

Chairman        Vice President and
                Investment Officer

Dear Shareholder:

We are pleased to provide you with the semi-annual)report for the Smith Barney High Income Fund ("Fund") for the period ended January 31, 2000. Any discussion of the Funds holdings is as of January 31, 2000. Please refer to pages eight through eighteen for a listing of the Fund's holdings. We hope that you find this report useful and informative.

Performance Update

For the six months ended January 31, 2000, the Fund returned 1.81%, 1.55% and 1.68% for Class A, B and L shares, respectively, excluding the effects of sales charges. These results were above the average six month total return of 0.34% for open-end high-yield funds as reported by Lipper, Inc. (Lipper, Inc. is a major fund-tracking organization.) For the same period the Salomon Smith Barney High Yield Market (7-10 year) Index ("Salomon Index")* returned a negative 1.07%. In addition, during the past six months, the Fund distributed income dividends totaling $0.48 per Class A share. For additional performance information please refer to pages four through six.

Market and Economic Overview

During this period of rising interest rates and declining bond prices, the Fund benefited from having an eight-year average maturity that enabled it to better weather the increase in overall interest rates than many other longer maturity funds. (Maturity refers to the date on which the principal is required to be repaid on a bond.)

We would expect to maintain the Fund's current maturity given the continued high volatility in the bond markets. In addition, over the past six months, the U.S. bond market continued to suffer from rising investor concerns over strong economic growth, potentially higher inflation and a more restrictive Federal Reserve Board ("Fed") monetary policy.

The Fed raised short-term interest rates three times in the past six months for a total of 75 basis points (0.75%) in an effort to moderate economic growth and help control inflation. (A basis point is equal to 0.01%.) In early February, the Fed raised interest rates again by another 25 basis points (0.25%) and indicated it would most likely move again to tighten monetary policy in the first half of 2000. Given the strength in the U.S. and other global economies, we were not surprised by the Fed's recent actions. Despite these Fed moves, we believe that the worst of the bond market decline is behind us. We also expect better bond market performance sometime in 2000, as the U.S. economy slows down under the weight of higher interest rates.

1999 turned out to be one of the worst years in bond market history in terms of performance. Not surprisingly, the high-yield bond market generated the best performance returns in the domestic bond market given the strength of the U.S. economy. However, because of the dramatic increase in overall interest rates, the high-yield market was only able to generate modestly positive total returns as high current yields offset price declines.


------------------
* The Salomon Index is an unmanaged broad-based index of high yield bonds with a remaining maturity of at least seven years, but less than ten years.

--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                  1

Portfolio Strategy**

During the last six months, we continued to add to our basic industry positions on the assumption that stronger U.S. economic growth would benefit a number of cyclical industries. We also maintained healthy weightings in the fast-growing telecommunications, cable and media sectors. The strongest performing industry sectors in the high-yield market in the past six months were in basic materials (i.e., forest products, metals, mining etc.), chemicals, cable and media, and telecommunications.

The worst performing sectors included restaurants, healthcare and textile/apparel. Some of our better performing investments included Ocean Energy, a major oil company, Tembec, a paper and forest products company, Nextel, a fast growing wireless communications company, Nextlink, a fast growing telecommunications company, and PSINet, a major Internet telecommunications company.

Our portfolio changes over the first half of the Fund's fiscal year benefited the Fund's performance in the second half. Our continued emphasis on better quality issues and our increased focus on basic industry issues contributed to our relative outperformance versus our peer group. During the first half of 1999, the higher quality issues actually underperformed the lower quality issues by a meaningful margin because of their higher sensitivity to rising U.S. Treasury rates.

Given our relatively higher quality orientation versus our peer group, our total return performance was negatively impacted in the first half of 1999. We especially lagged our peer group since a number of our high yield-fund competitors had emphasized a combination of lower quality issues, emerging market debt, as well as common and preferred stock.

During the second half of 1999, we saw a sharp reversal of earlier trends. Lower quality issues dramatically underperformed in the second half of last year because of rising default rates. Yet, we do not think rising defaults in the high yield market are due to a deteriorating U.S. economy. Instead, we believe that rising defaults are a natural fallout from the massive amount of new issuance in the past three years when a lot of merger and acquisition activity took place. A number of defaults are occurring among the less viable companies that are simply not competitive in today's more challenging economic environment. Given our quality orientation, we did not have any defaults in the Fund in 1999. In our view, this is no time to get reckless with respect to credit risk.

We have continued to eliminate underperforming companies and selectively raised our exposure to improving credits during the period. We will continue to selectively add attractively priced credits in an effort to add more balance to the Fund. In terms of quality, we have been increasing our exposure during the period to the middle B- rated segment of the market where we have continued to find attractive yields. And while no guarantees can be made, we believe as rates rise, a yield-oriented strategy may be prudent. (Past performance is not indicative of future results.)

Market Outlook

As we enter the new millennium, we would expect a continuation of solid economic growth with only a modest upward bias towards inflation. We anticipate both the stock market as well as the high-yield bond market to do better than U.S. Treasuries. In this environment, we believe the middle-quality high-yield issues should outperform as they offer the most attractive yields with more limited default risk than lower-quality issues. In addition, they tend to be less


---------------
**  Portfolio holdings are as of January 31, 2000 and are subject to change.

--------------------------------------------------------------------------------
2                                        2000 Semi-Annual Report to Shareholders
sensitive to rising interest rates than higher-quality issues. We will also continue to focus closely on some of the stronger companies in select commodity sectors such as paper, energy and steel where conditions appear to be improving. Longer term, we remain positive on the high-yield market and seek to generate relatively strong total return performance over the near term.

Thank you for investing in the Smith Barney High Income Fund. We look forward to continuing to help you pursue your long-term financial goals in the new century.

Sincerely,

/s/ Heath B. McLendon           /s/ John C. Bianchi

Heath B. McLendon               John C. Bianchi, CFA
Chairman and                    Vice President and
Chief Executive Officer         Investment Officer

February 18, 2000


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                  3

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                                        Net Asset Value
                                                  --------------------------
                                                   Beginning         End          Income      Capital Gain    Return        Total
Period Ended                                       of Period      of Period      Dividends   Distributions  of Capital    Returns(1)
====================================================================================================================================
1/31/00                                           $   10.30      $   10.00      $   0.48      $   0.00      $   0.00          1.81%+
------------------------------------------------------------------------------------------------------------------------------------
7/31/99                                               11.74          10.30          0.99          0.00          0.01         (3.65)
------------------------------------------------------------------------------------------------------------------------------------
7/31/98                                               11.82          11.74          1.09          0.00          0.00          8.85
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                                               10.98          11.82          1.08          0.00          0.00         18.31
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                                               11.10          10.98          1.08          0.00          0.00          8.95
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                                               11.16          11.10          1.05          0.00          0.07         10.28
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                                               12.01          11.16          1.12          0.00          0.00          2.11
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93                                 11.03          12.01          0.86          0.00          0.00         17.29+
====================================================================================================================================
  Total                                                                        $    7.75     $    0.00      $   0.08
====================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                                        Net Asset Value
                                                  --------------------------
                                                   Beginning         End          Income      Capital Gain    Return        Total
Period Ended                                       of Period      of Period      Dividends   Distributions  of Capital    Returns(1)
====================================================================================================================================
1/31/00                                           $   10.31      $   10.01      $   0.45      $   0.00      $   0.00          1.55%+
------------------------------------------------------------------------------------------------------------------------------------
7/31/99                                               11.75          10.31          0.94          0.00          0.01         (4.15)
------------------------------------------------------------------------------------------------------------------------------------
7/31/98                                               11.83          11.75          1.03          0.00          0.00          8.34
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                                               10.99          11.83          1.02          0.00          0.00         17.72
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                                               11.11          10.99          1.02          0.00          0.00          8.41
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                                               11.16          11.11          0.99          0.00          0.07          9.77
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                                               12.01          11.16          1.06          0.00          0.00          1.60
------------------------------------------------------------------------------------------------------------------------------------
7/31/93                                               11.15          12.01          1.10          0.00          0.00         18.55
------------------------------------------------------------------------------------------------------------------------------------
7/31/92                                               10.05          11.15          1.11          0.00          0.06         23.86
------------------------------------------------------------------------------------------------------------------------------------
7/31/91                                               10.59          10.05          1.27          0.00          0.02          8.82
------------------------------------------------------------------------------------------------------------------------------------
7/31/90                                               13.36          10.59          1.61          0.00          0.01         (8.66)
====================================================================================================================================
  Total                                                                        $   11.60     $    0.00      $   0.17
====================================================================================================================================

--------------------------------------------------------------------------------
4                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                                        Net Asset Value
                                                  --------------------------
                                                   Beginning         End          Income      Capital Gain    Return        Total
Period Ended                                       of Period      of Period      Dividends   Distributions  of Capital    Returns(1)
====================================================================================================================================
1/31/00                                              $10.32         $10.03         $0.46         $0.00         $0.00          1.68%+
------------------------------------------------------------------------------------------------------------------------------------
7/31/99                                               11.76          10.32          0.94          0.00          0.01         (4.08)
------------------------------------------------------------------------------------------------------------------------------------
7/31/98                                               11.84          11.76          1.04          0.00          0.00          8.38
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                                               11.00          11.84          1.03          0.00          0.00         17.77
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                                               11.11          11.00          1.03          0.00          0.00          8.56
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/95                                 10.90          11.11          0.90          0.00          0.07         11.50+
====================================================================================================================================
  Total                                                                            $5.40         $0.00         $0.08
====================================================================================================================================


--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                                        Net Asset Value
                                                  --------------------------
                                                   Beginning         End          Income      Capital Gain    Return        Total
Period Ended                                       of Period      of Period      Dividends   Distributions  of Capital    Returns(1)
====================================================================================================================================
1/31/00                                              $10.33         $10.03         $0.50         $0.00         $0.00          1.98%+
------------------------------------------------------------------------------------------------------------------------------------
7/31/99                                               11.77          10.33          1.03          0.00          0.01         (3.33)
------------------------------------------------------------------------------------------------------------------------------------
7/31/98                                               11.84          11.77          1.11          0.00          0.00          9.18
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                                               10.99          11.84          1.11          0.00          0.00         18.68
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                                               11.10          10.99          0.92          0.00          0.00          9.32
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/95                                 10.88          11.10          0.03          0.00          0.07          2.91+
====================================================================================================================================
  Total                                                                            $4.70         $0.00         $0.08
====================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Z Shares
--------------------------------------------------------------------------------

                                                        Net Asset Value
                                                  --------------------------
                                                   Beginning         End          Income      Capital Gain    Return        Total
Period Ended                                       of Period      of Period      Dividends   Distributions  of Capital    Returns(1)
====================================================================================================================================
1/31/00                                              $10.29         $ 9.84         $0.49         $0.00         $0.00          0.43%+
------------------------------------------------------------------------------------------------------------------------------------
7/31/99                                               11.74          10.29          1.02          0.00          0.01         (3.49)
------------------------------------------------------------------------------------------------------------------------------------
7/31/98                                               11.80          11.74          1.11          0.00          0.00          9.33
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                                               10.99          11.80          1.11          0.00          0.00         18.29
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                                               11.09          10.99          1.11          0.00          0.00          9.42
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                                               11.16          11.09          1.08          0.00          0.07         10.55
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                                               12.01          11.16          1.15          0.00          0.00          2.37
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93                                 11.03          12.01          0.88          0.00          0.00         17.47+
====================================================================================================================================
  Total                                                                            $7.95         $0.00         $0.08
====================================================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                  5

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                                Without Sales Charge(1)
                                           -----------------------------------------------------------------------------
                                           Class A              Class B      Class L               Class Y      Class Z
========================================================================================================================
Six Months Ended 1/31/00+                  1.81%                1.55%        1.68%                 1.98%        0.43%
------------------------------------------------------------------------------------------------------------------------
Year Ended 1/31/00                         1.14                 0.62         0.80                  1.50        (0.12)
------------------------------------------------------------------------------------------------------------------------
Five Years Ended 1/31/00                   9.02                 8.49         8.58                  N/A          8.96
------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 1/31/00                    N/A                  9.31         N/A                   N/A          N/A
------------------------------------------------------------------------------------------------------------------------
Inception* through 1/31/00                 8.61                 8.02         7.83                  6.67         8.65
========================================================================================================================

                                                                             With Sales Charge(2)
                                           -----------------------------------------------------------------------------
                                           Class A              Class B      Class L               Class Y      Class Z
========================================================================================================================
Six Months Ended 1/31/00+                 (2.81)%              (2.82)%      (0.26)%               1.98%         0.43%
------------------------------------------------------------------------------------------------------------------------
Year Ended 1/31/00                        (3.40)               (3.52)       (1.12)                1.50         (0.12)
------------------------------------------------------------------------------------------------------------------------
Five Years Ended 1/31/00                   8.02                 8.35         8.36                  N/A          8.96
------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 1/31/00                    N/A                  9.31         N/A                   N/A          N/A
------------------------------------------------------------------------------------------------------------------------
Inception* through 1/31/00                 7.92                 8.02         7.63                 6.67          8.65
========================================================================================================================


--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                         Without Sales Charge(1)
================================================================================
Class A (Inception* through 1/31/00)                            81.77%
--------------------------------------------------------------------------------
Class B (1/31/90 through 1/31/00)                              143.58
--------------------------------------------------------------------------------
Class L (Inception* through 1/31/00)                            50.69
--------------------------------------------------------------------------------
Class Y (Inception* through 1/31/00)                            29.39++
--------------------------------------------------------------------------------
Class Z (Inception* through 1/31/00)                            82.32
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC occurs. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ For the purpose of calculating Class Y shares' cumulative total return, an inception date of February 5, 1996 is recognized.

* Inception dates for Class A, B, L, Y and Z shares are November 6, 1992, September 2, 1986, August 24, 1994, April 28, 1995 and November 6, 1992, respectively.


--------------------------------------------------------------------------------
6                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney High Income Fund at a Glance (unaudited)
--------------------------------------------------------------------------------
Growth of $10,000 Invested in Class B Shares of the Smith Barney High Income Fund vs. Salomon Smith Barney High-Yield Market (7-10 year) Index+

January 1990 -- January 2000


                 Smith Barney              Salomon Smith Barney
               High Income Fund    High-Yield Market (7-10 year) Index
January 1990        10,000                        10,000
July 1990            9,730                         9,151
July 1991           10,692                         8,418
July 1992           13,390                        12,188
July 1993           16,029                        14,266
July 1994           16,388                        16,625
July 1995           18,099                        16,189
July 1996           19,621                        19,424
July 1997           23,099                        21,675
July 1998           25,025                        24,902
July 1999           23,987                        25,232
January 2000        24,358                        24,962


+ Hypothetical illustration of $10,000 invested in Class B shares on January 31, 1990, assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2000. The Salomon Smith Barney High-Yield Market (7-10 year) Index includes cash-pay and deferred-interest bonds with a remaining maturity of at least seven years, but less than ten years. This index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

[GRAPH]

Industry Diversification*
-------------------------------------------

Telecommunications/Other            13.50%
Cable Television                    11.90%
Telephone/Cellular                   9.70%
Internet Services                    6.20%
Container/Packaging                  4.10%
Paper                                3.60%
Environmental Services               2.90%
Casino/Gambling                      2.80%
Oil and Gas Production               2.50%
Food Distributors                    2.20%
Other                               40.60%

* As a percentage of total corporate bonds and notes.

[GRAPH]

Investment Breakdown**
-------------------------------------------

Preferred Stock and Warrants           1.2%
Cash Equivalent                        3.6%
Common Stock                           0.1%
Corporate Bonds and Notes             95.1%

** As a percentage

--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                  7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                             January 31, 2000
--------------------------------------------------------------------------------

  FACE
AMOUNT++        RATING(a)       SECURITY                                                            VALUE
------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 95.1%
Aerospace -- 0.3%
  4,380,000       B-     Dunlop Standard Aero Holdings PLC, Sr. Notes, 11.875% due 5/15/09       $ 4,473,075
------------------------------------------------------------------------------------------------------------
Airlines -- 0.5%
  8,814,090       BB     Airplanes Pass-Through Trust, Corporate Asset-Backed Securities,
                          Series 1, Class D, 10.875% due 3/15/19                                   7,494,356
------------------------------------------------------------------------------------------------------------
Aluminum -- 1.5%
                         Kaiser Aluminum & Chemical Corp.:
                          Sr. Notes:
  2,090,000       B1*    Series B, 10.875% due 10/15/06                                            2,110,900
  1,640,000       B1*    Series D, 10.875% due 10/15/06                                            1,654,350
 19,955,000       B3*    Sr. Sub. Notes, 12.750% due 2/1/03                                       19,755,450
------------------------------------------------------------------------------------------------------------
                                                                                                  23,520,700
------------------------------------------------------------------------------------------------------------
Apparel -- 0.3%
  4,550,000       B-     Tropical Sportswear International Corp., Guaranteed Sr. Sub. Notes,
                          Series A, 11.000% due 6/15/08                                            4,311,125
------------------------------------------------------------------------------------------------------------
Auto Parts: O.E.M. -- 1.7%
  8,710,000       B      Collins & Aikman Products Co., Guaranteed
                          Sr. Sub. Notes, 11.500% due 4/15/06                                      8,557,575
  5,410,000       B      Dura Operating Corp., Guaranteed Sr. Sub. Notes, Series B,
                          9.000% due 5/1/09                                                        5,044,825
                         Hayes Lemmerz International Inc., Guaranteed Sr. Sub Notes:
  2,540,000       B       Series B, 8.250% due 12/15/08                                            2,260,600
  2,480,000       B       11.000% due 7/15/06                                                      2,529,600
  7,850,000       B+     Tenneco Automotive Inc., Sr. Sub. Notes, 11.625% due 10/15/09(b)          8,046,250
------------------------------------------------------------------------------------------------------------
                                                                                                  26,438,850
------------------------------------------------------------------------------------------------------------
Automotive Aftermarket -- 0.2%
  2,735,000       B+     Exide Corp., Sr. Exchange Notes, 10.000% due 4/15/05                      2,611,925
------------------------------------------------------------------------------------------------------------
Broadcasting -- 0.8%
  7,007,300       NR     AMFM Operating Inc., Debentures, 12.625% due 10/31/06                     8,058,395
  4,830,000       B      Capstar Broadcasting Partners, Inc., Sr. Discount Notes,
                          step bond to yield 11.790% due 2/1/09                                    4,316,813
------------------------------------------------------------------------------------------------------------
                                                                                                  12,375,208
------------------------------------------------------------------------------------------------------------
Building Products -- 1.1%
  4,135,000       B      Amatek Industries Pty Ltd., Sr. Sub. Notes, 12.000% due 2/15/08           3,923,081
  3,320,000       B      Atrium Companies, Inc., Guaranteed Sr. Sub. Notes, Series B,
                          10.500% due 5/1/09      3,187,200
  3,450,000       B      NCI Building Systems, Inc., Sr. Sub. Notes, Series B, 9.250% due 5/1/09   3,273,187
                         Nortek, Inc., Sr. Notes, Series B:
    680,000       B+      9.250% due 3/15/07                                                         652,800
  6,650,000       B+      9.125% due 9/1/07                                                        6,375,687
------------------------------------------------------------------------------------------------------------
                                                                                                  17,411,955
------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 2000
--------------------------------------------------------------------------------

  FACE
 AMOUNT++         RATING(a)        SECURITY                                                         VALUE
==============================================================================================================
Cable Television -- 11.3%
                         Adelphia Communications Corp.:
 22,845,000       BB-     Sr. Discount Notes, Series B, zero coupon bond to yield
                           10.674% due 1/15/08                                                  $  9,594,900
                          Sr. Notes:
  9,455,000       B+       Series B, 9.875% due 3/1/07                                             9,455,000
  1,500,000       BB-      9.750% due 2/15/02                                                      1,507,500
  3,800,000       BB-      8.375% due 11/15/17                                                     3,396,250
                         Charter Communications Holdings, LLC/Charter
                          Communications Capital Corp.:
 14,930,000       B+       Sr. Discount Notes, step bond to yield 11.744% due 4/1/11(b)            8,659,400
  5,905,000       B+       Sr. Notes, 10.000% due 4/1/09(b)                                        5,919,763
 14,430,000       BB-    CSC Holdings Inc., Sr. Sub. Debentures, 10.500% due 5/15/16              15,945,150
  4,975,000(GBP)  B-     Diamond Holdings PLC, Guaranteed Notes, 10.000% due 2/1/08(c)             7,977,216
  7,810,000       B      Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09                          7,712,375
                         NTL Communications Corp.:
  5,500,000(EUR)  B-      Sr. Discount Notes, step bond to yield 13.563% due 11/15/09(b)(c)        3,147,992
 15,480,000       B-      Sr. Notes, Series B, 11.500% due 10/1/08                                16,486,200
  5,305,000       B-     RCN Corp., Sr. Discount Notes, Series B,
                          step bond to yield 11.436% due 10/15/07                                  3,660,450
                         Rogers Cablesystems, Ltd. Guaranteed Sr. Sub. Debentures,
 10,955,000       BB-     11.000% due 12/1/15                                                     12,365,456
  6,550,000       B+     TeleWest Communications PLC, Sr. Notes, 11.250% due 11/1/08               6,943,000
 51,075,000       B-     United International Holdings, Inc., Sr. Secured Discount Notes,
                          Series B, step bond to yield 12.458% due 2/15/08                        33,964,875
 50,000,000       B2*    United Pan-Europe Communications NV, Sr. Discount Notes, Series B,
                          step bond to yield 12.335% due 8/1/09                                   27,250,000
--------------------------------------------------------------------------------------------------------------
                                                                                                 173,985,527
--------------------------------------------------------------------------------------------------------------
Casinos/Gambling -- 2.6%
  7,845,000       B      Harveys Casino Resorts, Guaranteed Sr. Sub. Notes, 10.625% due 6/1/06     8,070,544
  9,060,000       B      Hollywood Casino Corp., Guaranteed Sr. Secured Notes,
                          11.250% due 5/1/07                                                       9,354,450
  1,855,000       B      Hollywood Casino Corp./Shreveport Capital Corp.,                          1,984,850
                          First Mortgage Notes, 13.000% due 8/1/06(b)
  3,080,000       NR     Jazz Casino Co. LLC, Sr. Sub. Notes, 5.867% due 11/15/09                  1,478,400
                         Las Vegas Sands, Inc./Venetian Casino Resort, LLC:
  6,390,000       B-      Guaranteed Mortgage Notes, 12.250% due 11/15/04                          5,303,700
  2,900,000       CCC+    Guaranteed Sr. Sub. Notes, 14.250% due 11/15/05                          1,856,000
  1,495,000       BB+    Mandalay Resort Group, Inc., Sr. Sub. Debentures, 7.625% due 7/15/13      1,281,963
  4,655,000       Ba3*   Sun International Hotels Ltd., Guaranteed Sr. Sub. Notes,
                          9.000% due 3/15/07                                                       4,305,875
  7,350,000       Ba3*   Sun International Hotels Ltd./Sun International North America, Inc.,
                          Guaranteed Sr. Sub. Notes, 8.625% due 12/15/07                           6,927,375
--------------------------------------------------------------------------------------------------------------
                                                                                                  40,563,157
--------------------------------------------------------------------------------------------------------------
Chemicals - Major -- 1.7%
                         Huntsman ICI Chemicals LLC:
 38,450,000       B+      Sr. Discount Notes, zero coupon bond to yield 13.530% due 12/31/09(b)   12,015,625
 10,575,000       B+      Sr. Sub. Notes, 10.125% due 7/1/09(b)                                   10,733,625
  4,785,000       B+     Terra Industries Inc., Sr. Notes, Series B, 10.500% due 6/15/05           3,828,000
--------------------------------------------------------------------------------------------------------------
                                                                                                  26,577,250
--------------------------------------------------------------------------------------------------------------


                See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                  9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 2000
--------------------------------------------------------------------------------

  FACE
 AMOUNT++         RATING(a)        SECURITY                                                         VALUE
==============================================================================================================
Chemicals - Specialty -- 0.6%
                         Lyondell Chemical Co., Sr. Secured Notes:
  1,725,000       BB      Series A, 9.625% due 5/1/07                                            $ 1,712,063
  1,915,000       BB      Series B, 9.875% due 5/1/07                                              1,898,244
  5,100,000       B      ZSC Specialty Chemicals PLC, Guaranteed Sr. Notes, 11.000% due 7/1/09(b)  5,253,000
--------------------------------------------------------------------------------------------------------------
                                                                                                   8,863,307
--------------------------------------------------------------------------------------------------------------
Coal Mining -- 0.5%
  7,930,000       CCC-   AEI Resources Inc., Guaranteed Sr. Notes, 10.500% due 12/15/05(b)         5,432,050
  3,130,000       B      P&L Coal Holdings Corp., Guaranteed Sr. Sub Notes, Series B,
                          9.625% due 5/15/08                                                       2,969,588
--------------------------------------------------------------------------------------------------------------
                                                                                                   8,401,638
--------------------------------------------------------------------------------------------------------------
Construction/AG Equipment/Trucks -- 0.5%
  8,280,000       B       Columbus McKinnon Corp., Guaranteed Sr. Sub. Notes, 8.500% due 4/1/08   7,286,400
--------------------------------------------------------------------------------------------------------------
Containers/Packaging -- 3.9%
  1,885,000       B      AEP Industries Inc., Sr. Sub. Notes, 9.875% due 11/15/07                  1,630,525
  9,600,000(EUR)  B1*    BSN Financing Co., Guaranteed Sr. Notes, 10.250% due 8/1/09(b)(c)         9,744,834
  7,570,000       B      BWAY Corp., Sr. Sub. Notes, Series B, 10.250% due 4/15/07                 7,257,737
  5,300,000       B      Huntsman Packaging Corp., Guaranteed Sr. Sub. Notes,
                          9.125% due 10/1/07                                                       5,160,875
 16,125,000       B       Stone Container Finance Corp., Guaranteed Sr. Notes,
                          11.500% due 8/15/06(b)                                                  17,132,813
  8,532,000       B-     Sweetheart Cup Co., Inc., Guaranteed Sr. Sub. Notes, 10.500% due 9/1/03   8,169,390
                         Tekni-Plex Inc.:
  5,190,000       B-      Guaranteed Sr. Sub. Notes, Series B, 9.250% due 3/1/08                   5,131,612
  4,930,000       B-      Sr. Sub. Notes, Series B, 11.250% due 4/1/07                             5,219,637
--------------------------------------------------------------------------------------------------------------
                                                                                                  59,447,423
--------------------------------------------------------------------------------------------------------------
Contract Drilling -- 1.9%
                         Parker Drilling Co.:
  3,150,000       B-      Convertible Sub. Notes, 5.500% due 8/1/04                                2,334,938
  3,970,000       B+      Guaranteed Sr. Notes, Series D, 9.750% due 11/15/06                      3,811,200
  6,890,000       BB     Pride International, Inc., Sr. Notes,
                          10.000% due 6/1/09                                                       6,907,225
  7,940,000       Ba3*   R&B Falcon Corp., Sr. Notes, 12.250% due 3/15/06                          8,614,900
  6,705,000       BB-    RBF Finance Co., Guaranteed Sr. Secured Notes, 11.375% due 3/15/09        7,107,300
--------------------------------------------------------------------------------------------------------------
                                                                                                  28,775,563
--------------------------------------------------------------------------------------------------------------
Discount Stores -- 1.3%
 13,710,000       B+     Ames Department Stores, Inc., Sr. Notes, 10.000% due 4/15/06             12,887,400
  6,205,000       BB+    Kmart Corp., Debentures, 12.500% due 3/1/05                               6,926,331
--------------------------------------------------------------------------------------------------------------
                                                                                                  19,813,731
--------------------------------------------------------------------------------------------------------------
Diversified Commercial Services -- 1.1%
  7,950,000       B2*    Intertek Finance PLC, Guaranteed Sr. Sub. Notes, Series B,
                          10.250% due 11/1/06                                                      7,075,500
 10,450,000       B-     Outsourcing Solutions Inc., Sr. Sub. Notes, Series B,
                          11.000% due 11/1/06                                                      9,966,688
--------------------------------------------------------------------------------------------------------------
                                                                                                  17,042,188
--------------------------------------------------------------------------------------------------------------


                See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                       2000 Semi-Annual Report to Shareholders

------------------------------------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                                            January 31, 2000
------------------------------------------------------------------------------------------------------------
 FACE
AMOUNT++         RATING(a)                           SECURITY                                      VALUE
============================================================================================================
Diversified Financial Services-- 0.5%
                         Amresco, Inc., Sr. Sub. Notes:
  4,510,000       CCC-    Series 1997-A, 10.000% due 3/15/04                                     $ 2,954,050
  5,935,000       CCC-    Series 1998-A, 9.875% due 3/15/05                                        3,887,425
------------------------------------------------------------------------------------------------------------
                                                                                                   6,841,475
------------------------------------------------------------------------------------------------------------
Diversified Manufacturing -- 0.8%
  4,395,000       B-     Blount, Inc., Sr. Sub. Notes, 13.000% due 8/1/09(b)                       4,669,688
  7,440,000       B+     Park-Ohio Industries, Inc., Sr. Sub. Notes, 9.250% due 12/1/07            6,919,200
------------------------------------------------------------------------------------------------------------
                                                                                                  11,588,888
------------------------------------------------------------------------------------------------------------
Drugs - Generic-- 1.1%
 17,755,000       BB     ICN Pharmaceuticals Inc., Sr. Notes, Series B, 9.250% due 8/15/05        17,288,931
------------------------------------------------------------------------------------------------------------
Electronic Components -- 0.5%
  6,763,000       B+     Celestica International Inc., Sr. Sub. Notes, 10.500% due 12/31/06        7,118,058
------------------------------------------------------------------------------------------------------------
Engineering and Construction-- 1.0%
  2,260,000       B-     American Plumbing & Mechanical, Inc., Guaranteed
                          Sr. Sub. Notes, Series B, 11.625% due 10/15/08                           2,135,700
  7,835,000       B      Group Maintenance America Corp., Exchange Sr. Sub. Notes,
                          9.750% due 1/15/09                                                       8,070,050
  4,515,000       BB-    Integrated Electrical Services, Inc., Guaranteed Sr. Sub. Notes, Series B,
                          9.375% due 2/1/09                                                        4,396,481
------------------------------------------------------------------------------------------------------------
                                                                                                  14,602,231
------------------------------------------------------------------------------------------------------------
Environmental Services -- 2.7%
 32,400,000       B+     Allied Waste North America, Sr. Sub. Notes, 10.000% due 8/1/09(b)        28,431,000
  4,620,000       B+     IT Group, Inc., Guaranteed Sr. Sub. Notes, Series B, 11.250% due 4/1/09   4,481,400
    820,000       CCC+   Metal Management, Inc., Guaranteed Sr. Sub. Notes,
                          10.000% due 5/15/08                                                        619,100
  8,225,000       B+     URS Corp., Sr. Sub. Notes, Series B, 12.250% due 5/1/09 8,595,125
------------------------------------------------------------------------------------------------------------
                                                                                                  42,126,625
------------------------------------------------------------------------------------------------------------
Food Distributors -- 2.2%
  5,605,000       B-     Agrilink Foods, Inc., Guaraneed Sr. Sub. Notes, 11.875% due 11/1/08       5,541,944
 12,230,000       B2*    Carrols Corp., Sr. Sub. Notes, 9.500% due 12/1/08                        10,915,275
  6,810,000       B-     Premier International Foods PLC, Sr. Notes, 12.000% due 9/1/09(b)         6,818,513
  9,945,000       B      SC International Services, Inc., Guaranteed Sr. Sub. Notes,
                          Series B, 9.250% due 9/1/07                                              9,149,400
------------------------------------------------------------------------------------------------------------
                                                                                                  32,425,132
------------------------------------------------------------------------------------------------------------
Foods - Specialty/Candy-- 1.1%
  7,000,000       B-     B&G Foods Inc., Guaranteed Sr. Sub. Notes, 9.625% due 8/1/07              6,125,000
 14,975,000       B-     Imperial Holly Corp., Guaranteed Sr. Sub. Notes, 9.750% due 12/15/07     10,407,625
------------------------------------------------------------------------------------------------------------
                                                                                                  16,532,625
------------------------------------------------------------------------------------------------------------
Forest Products-- 1.0%
  9,770,000       B      Ainsworth Lumber Co. Ltd., Sr. Secured Notes, 12.500% due 7/15/07        10,747,000
  4,485,000       B+     Millar Western Forest Products Ltd., Sr. Notes, 9.875% due 5/15/08        4,451,362
------------------------------------------------------------------------------------------------------------
                                                                                                  15,198,362
------------------------------------------------------------------------------------------------------------
Home Furnishings -- 0.3%
  4,545,000       B      Falcon Products, Inc., Guaranteed Sr. Sub. Notes, Series B,
                          11.375% due 6/15/09                                                      4,272,300
------------------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney High Income Statements.                                          11

------------------------------------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                                            January 31, 2000
------------------------------------------------------------------------------------------------------------
 FACE
AMOUNT++         RATING(a)                      SECURITY                                           VALUE
============================================================================================================
Homebuilding -- 0.6%
  9,440,000       BB-    U.S. Home Corp., Sr. Sub. Notes, 8.875% due 2/15/09                     $ 8,578,600
------------------------------------------------------------------------------------------------------------
Hospital/Nursing Management -- 1.4%
  3,993,000       Ba3*   Fresenius Medical Care Capital Trust I, Guaranteed Trust Preferred Securities,
                          9.000% due 12/1/06                                                       3,793,350
 21,315,000       B-     Magellan Health Services, Inc., Sr. Sub. Notes, Series A,
                          9.000% due 2/15/08                                                      17,318,437
------------------------------------------------------------------------------------------------------------
                                                                                                  21,111,787
------------------------------------------------------------------------------------------------------------
Hotel/Resort -- 1.1%
     65,000       B-     Courtyard By Marriott II LP/Courtyard Finance   Co., Sr. Secured Notes,
                          Series B, 10.750% due   2/1/08                                              63,050
  1,810,000       BB     HMH Properties, Inc., Guaranteed Sr. Notes,
                          Series C, 8.450% due    12/1/08                                          1,633,525
                         Intrawest Corp., Sr. Notes:
  8,485,000       B+      9.750% due 8/15/08                                                       8,145,600
  7,340,000       B+      10.500% due 2/1/10(b)                                                    7,266,600
------------------------------------------------------------------------------------------------------------
                                                                                                  17,108,775
------------------------------------------------------------------------------------------------------------
Insurance - Multi-Line-- 0.3%
  6,700,000       B      Veritas Capital Trust, Guaranteed Trust Preferred Securities,
                          10.000% due 1/1/28                                                       4,690,000
------------------------------------------------------------------------------------------------------------
Internet Services -- 5.9%
  3,650,000       Caa2*  Cybernet Internet Services International, Inc., Sr. Notes, 14.000%
                          due 7/1/09                                                               3,084,250
                         Exodus Communications, Inc.,    Sr. Notes:
  9,365,000       B-      10.750% due 12/15/09(b)                                                  9,435,238
  6,000,000(EUR)  B-      10.750% due     12/15/09(b)(c)                                           6,017,142
  6,715,000       NR     Globix Corp., Sr. Notes, 12.500% due 2/1/10(b)                            6,765,363
                         PSINet Inc., Sr. Notes:
  4,940,000       B-      10.500% due 12/1/06(b)                                                   5,001,750
  8,565,000       B-      11.500% due 11/1/08                                                      8,993,250
  8,860,000       B-      11.000% due 8/1/09                                                       9,147,950
  3,000,000(EUR)  B-      11.000% due 8/1/09(b)(c)                                                 3,023,247
 10,705,000       NR     Splitrock Services, Inc., Guaranteed Sr. Notes, Series B,
                          11.750% due 7/15/08                                                     11,427,588
                         Verio Inc., Sr. Notes:
  4,940,000       B-      10.375% due 4/1/05                                                       4,964,700
 10,185,000       B-      11.250% due 12/1/08                                                     10,643,325
  7,505,000       B-      10.625% due 11/15/09(b)                                                  7,786,438
  6,955,000       CCC+   WAM!NET Inc., Guaranteed Sr. Discount Notes, Series B,
                          step bond to yield 15.968% due 3/1/05                                    3,946,962
------------------------------------------------------------------------------------------------------------
                                                                                                  90,237,203
------------------------------------------------------------------------------------------------------------
Leisure/Movies/Entertainment -- 1.5%
  2,600,000       B-     AMC Entertainment Inc., Exchange Sr. Sub. Notes, 9.500% due 2/1/11        2,093,000
  7,845,000       B-     Premier Parks Inc., Sr. Discount        Notes,
                          step bond to yield 10.754%      due 4/1/08                               5,256,150
 17,050,000      B-      SFX Entertainment, Inc., Guaranteed Sr. Sub. Notes, Series B,
                          9.125% due 2/1/08                                                       15,899,125
------------------------------------------------------------------------------------------------------------
                                                                                                  23,248,275
------------------------------------------------------------------------------------------------------------
Machinery - Industrial/Components-- 0.4%
  6,315,000       B-     Alvey Systems, Inc., Sr. Sub. Notes,    11.375% due 1/31/03               6,599,175
------------------------------------------------------------------------------------------------------------

                      See Notes to Financial  Statements.
--------------------------------------------------------------------------------
12                                       2000 Semi-Annual Report to Shareholders

------------------------------------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                                            January 31, 2000
------------------------------------------------------------------------------------------------------------
 FACE
AMOUNT++         RATING(a)                         SECURITY                                        VALUE
============================================================================================================
Medical Specialties -- 0.2%
  4,360,000       B-     Hanger Orthopedic Group, Inc., Sr. Sub. Notes, 11.250% due 6/15/09      $ 3,716,900
------------------------------------------------------------------------------------------------------------
Metal/Minerals - Other-- 0.1%
  3,075,000       B-     Haynes International, Inc., Sr. Notes, 11.625% due 9/1/04                 1,968,000
------------------------------------------------------------------------------------------------------------
Multi-Sector Companies -- 0.5%
  8,155,000       NR     Triarc Consumer Beverage, Sr. Sub. Notes, 10.250% due 2/15/09(b)          7,838,994
------------------------------------------------------------------------------------------------------------
Newspapers-- 0.6%
  9,905,000       B+     Garden State Newspapers, Inc., Sr. Sub. Notes, Series B,
                          8.625% due 7/1/11                                                        9,075,456
------------------------------------------------------------------------------------------------------------
Oil and Gas Production-- 2.4%
                         Belco Oil & Gas Corp.:
  4,700,000       B1*     Guaranteed Sr. Sub. Notes, Series B, 10.500% due 4/1/06                  4,782,250
  4,910,000       B1*     Sr. Sub. Notes, Series B, 8.875% due 9/15/07                             4,652,225
  1,640,000       B      Chesapeake Energy Corp., Guaranteed Sr. Notes, Series B,
                          9.625% due 5/1/05                                                        1,541,600
 16,090,000       B      Clark USA Inc., Sr. Notes, Series B, 10.875% due 12/1/05                  6,596,900
  2,425,000       B      Forest Oil Corp., Guaranteed Sr. Sub. Notes,
                          10.500% due 1/15/06                                                      2,449,250
 10,710,000       B+     Nuevo Energy Co., Sr. Sub. Notes, Series B, 9.500% due 6/1/08            10,495,800
  3,120,000       B      Stone Energy Corp., Guaranteed Sr. Sub. Notes, 8.750% due 9/15/07         2,932,800
  3,305,000       B+     Vintage Petroleum, Inc., Sr. Sub. Notes, 9.750% due 6/30/09               3,329,788
------------------------------------------------------------------------------------------------------------
                                                                                                  36,780,613
------------------------------------------------------------------------------------------------------------
Oil and Gas Transmission-- 0.3%
  4,950,000       BB-    Leviathan Gas Pipeline Partners, L.P./Leviathan Finance Corp.,
                          Sr. Sub. Notes, Series B, 10.375% due 6/1/09                             5,123,250
------------------------------------------------------------------------------------------------------------
Paper-- 3.4%
                         Doman Industries Ltd., Sr. Notes:
  2,200,000       B       Series B, 9.250% due 11/15/07                                            1,787,500
 10,155,000       B       8.750% due 3/15/04                                                       8,911,013
  9,265,000(EUR)  B      Kappa Beheer BV, Guaranteed Sr. Sub. Notes, 10.625% due 7/15/09(b)(c)     9,540,753
  5,595,000       CCC+   Repap New Brunswick Inc., Second Priority Mortgage Notes,
                          10.625% due 4/15/05                                                      5,133,412
                         Riverwood International Corp.:
  6,830,000       B-      Guaranteed Sr. Notes, 10.625% due 8/1/07                                 6,898,300
  9,310,000       CCC+    Guaranteed Sr. Sub. Notes, 10.875% due 4/1/08                            8,972,513
  2,317,500       NR     S.D. Warren Co., Debentures, 14.000% due 12/15/06                         2,572,425
  8,790,000       BB+    Tembec Finance Corp., Guaranteed Sr. Notes, 9.875% due 9/30/05            8,965,800
------------------------------------------------------------------------------------------------------------
                                                                                                  52,781,716
------------------------------------------------------------------------------------------------------------
Pharmaceuticals-- 0.4%
  6,140,000       B      King Pharmaceuticals, Inc., Guaranteed Sr. Sub. Notes,
                          10.750% due 2/15/09                                                      6,431,650
------------------------------------------------------------------------------------------------------------
Photographic Products -- 0.6%
  9,065,000       BB-    Polaroid Corp., Sr. Notes, 11.500% due 2/15/06                            9,065,000
------------------------------------------------------------------------------------------------------------
Printing/Forms -- 0.8%
  3,775,000       B      Merrill Corp., 12.000% due 5/1/09(b)#                                     3,680,625
  5,150,000(GBP)  B      Polestar Corp. PLC, Sr. Notes, Series B, 10.500% due 5/30/08(c)           8,013,745
------------------------------------------------------------------------------------------------------------
                                                                                                  11,694,370
------------------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 13

------------------------------------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                                            January 31, 2000
------------------------------------------------------------------------------------------------------------
 FACE
AMOUNT++         RATING(a)                          SECURITY                                       VALUE
============================================================================================================
Real Estate Investment Trusts-- 0.4%
  7,500,000       NR     Ocwen Asset Investment Corp., Redeemable Notes, 11.500% due 7/1/05      $ 6,375,000
------------------------------------------------------------------------------------------------------------
Recreational Products/Toys -- 0.4%
  5,500,000(EUR)  B2*    Head Holding GmbH, Sr. Notes, 10.750%   due 7/15/06(b)(c)                 5,609,884
------------------------------------------------------------------------------------------------------------
Rental/Leasing Companies -- 0.7%
  7,645,000       BB-    Avis Rent a Car, Inc., Guaranteed Sr.   Sub. Exchange Notes,
                          11.000% due 5/1/09                                                       7,931,688
  3,540,000       B      NationsRent, Inc., Guaranteed Sr. Sub. Notes,   10.375% due 12/15/08      3,464,775
------------------------------------------------------------------------------------------------------------
                                                                                                  11,396,463
------------------------------------------------------------------------------------------------------------
Retail - Food Chains-- 0.3%
  5,135,000       B+     Stater Bros. Holdings Inc., Sr. Notes,  10.750% due 8/15/06               5,199,188
------------------------------------------------------------------------------------------------------------
Retail - Other Specialty Stores-- 0.7%
 12,250,000      B-      Advance Stores Co., Inc., Guaranteed Sr. Sub. Notes, Series B,
                          10.250% due 4/15/08                                                     10,596,250
------------------------------------------------------------------------------------------------------------
Savings and Loan Associations-- 0.9%
  8,100,000       B2*    Ocwen Capital Trust I, Guaranteed Capital Securities,
                          10.875% due 8/1/27                                                       5,143,500
  4,000,000       B+     Ocwen Federal Bank FSB, Sub. Debentures, 12.000% due 6/15/05              3,800,000
  5,835,000       B+     Ocwen Financial Corp., Notes, 11.875% due 10/1/03                         5,368,200
------------------------------------------------------------------------------------------------------------
                                                                                                  14,311,700
------------------------------------------------------------------------------------------------------------
Semiconductors -- 0.8%
 12,265,000      B       Fairchild Semiconductor Corp., Sr. Sub. Notes, 10.125% due 3/15/07       12,173,013
------------------------------------------------------------------------------------------------------------
Steel/Iron Ore -- 1.8%
  3,975,000       BB-    The LTV Corp., Sr. Notes, 11.750% due 11/15/09(b)                         4,074,375
  6,745,000       B+     Russel Metals Inc., 10.000%     due 6/1/09#                               6,584,806
  7,595,000       B+     WCI Steel, Inc., Sr. Secured Notes, Series B, 10.000% due 12/1/04         7,576,012
  9,960,000       B-     WHX Corp., Sr. Exchange Notes,  10.500% due 4/15/05                       9,686,100
------------------------------------------------------------------------------------------------------------
                                                                                                  27,921,293
------------------------------------------------------------------------------------------------------------
Telecommunications - Major U.S.-- 0.3%
                         Omnipoint Corp., Sr. Notes:
  3,810,000       B2*     Series A, 11.625% due 8/15/06                                            4,029,075
     25,000       B2*     11.500% due 9/15/09(b)                                                      27,250
------------------------------------------------------------------------------------------------------------
                                                                                                   4,056,325
------------------------------------------------------------------------------------------------------------
Telecommunications - Other-- 12.8%
                         Call-Net Enterprises, Inc.:
  1,900,000       B+      Sr. Discount Notes, step bond to yield  12.522% due 8/15/08                964,250
  1,050,000       B+      Sr. Notes, 9.375% due   5/15/09                                            887,250
  4,150,000(EUR)  B+      Esat Telecom Group PLC, Sr. Notes, 11.875% due 11/1/09(c)                5,116,038
                         Esprit Telecom Group PLC, Sr. Notes:
  5,950,000       B-      11.500% due 12/15/07                                                     5,875,625
  5,000,000(DEM)  B-      11.500% due 12/15/07(c)                                                  2,438,597
  1,900,000       B-      10.875% due 6/15/08                                                      1,857,250
                         Focal Communications Corp.,
  3,680,000       B       Sr. Discount Notes, Series B, step bond to yield 12.455% due 2/15/08     2,419,600
  2,930,000       B       Sr. Notes, 11.875% due  1/15/10(b)                                       2,995,925
  7,250,000(EUR)  B-     Global TeleSystems Group, Inc., Sr. Notes, 11.000% due 12/1/09(b)(c)      7,057,911
  5,215,000       CCC+   GT Group Telecom Inc., step bond to yield  13.286% due 2/1/10#            2,776,987


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                       2000 Semi-Annual Report to Shareholders

------------------------------------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                                           January 31, 2000
------------------------------------------------------------------------------------------------------------
 FACE
AMOUNT++         RATING(a)                          SECURITY                                      VALUE
============================================================================================================
Telecommunications - Other-- 12.8% (continued)
                         Hermes Europe Railtel BV, Sr. Notes:
 14,775,000       B       11.500% due 8/15/07                                                 $   14,996,625
  2,295,000       B       10.375% due 1/15/09                                                      2,208,937
                         ICG Holdings, Inc.:
  5,245,000       B-      Guaranteed Sr. Discount Notes, step bond to yield
                           13.233% due 9/15/05                                                     4,786,063
  5,475,000       B-      Guaranteed Sr. Secured Discount Notes, step bond to yield
                           13.401% due 5/1/06                                                      4,421,062
  4,750,000(EUR)  CCC+   Jazztel PLC, Sr. Notes, 13.250% due 12/15/09(b)(c)                        4,786,807
                         KMC Telecom Holdings, Inc.:
  8,340,000       B-      Sr. Discount Notes, step bond to yield 15.191% due 2/15/08               4,670,400
  4,080,000       B-      Sr. Notes, 13.500% due 5/15/09                                           4,100,400
 27,850,000       B      Level 3 Communications, Inc., Sr. Discount Notes,
                          step bond to yield 11.712% due 12/1/08                                  16,849,250
                         Metromedia Fiber Network, Inc. Sr. Notes:
  6,245,000       B+      Series B, 10.000% due 11/15/08                                           6,276,225
  3,930,000       B+      10.000% due 12/15/09                                                     3,969,300
                         NEXTLINK Communications, Inc.:
                          Sr. Discount Notes:
 17,300,000       B        Step bond to yield 12.750% due 6/1/09                                  10,553,000
 10,220,000       B        Step bond to yield 12.135% due 12/1/09(b)                               5,927,600
  8,395,000       B       Sr. Notes, 10.750% due 6/1/09                                            8,499,937
  6,635,000       B      NEXTLINK Communications, LLC/NEXTLINK Capital Inc.,
                          Sr. Notes, 12.500% due 4/15/06                                           7,124,331
 10,140,000       B-     Primus Telecommunications Group Inc., Sr. Notes, 11.750% due 8/1/04      10,025,925
                         Tele1 Europe BV, Sr. Notes:
  6,855,000       B-      13.000% due 5/15/09                                                      7,163,475
  1,900,000(EUR)  B-      13.000% due 5/15/09(c)                                                   1,989,081
 10,945,000       B-     VersaTel Telecom International NV, Sr. Notes, 13.250% due 5/15/08        11,574,337
                         Viatel, Inc.:
  2,825,000       B-      Sr. Dollar Notes, 11.500% due 3/15/09                                    2,669,625
  7,425,000       B-      Sr. Notes, 11.250% due 4/15/08                                           6,979,500
  9,240,000       BB-    Williams Communications Group, Inc., Sr. Notes,
                          10.875% due 10/1/09                                                      9,517,200
 17,390,000      NR      World Access, Inc., Sr. Notes, Series B, 13.250% due 1/15/08             15,651,000
------------------------------------------------------------------------------------------------------------
                                                                                                 197,129,513
------------------------------------------------------------------------------------------------------------
Telephone - Cellular-- 9.2%
                         AirGate PCS, Inc.:
  2,380,000       Caa1*   Sr. Sub. Notes, step bond to yield 13.420% due 10/1/09                   1,314,950
  7,425,000       NR      Step bond to yield 13.153% due 10/1/09#                                  5,123,250
  3,170,000       B-     Centennial Cellular Corp./Centennial Cellular Operating Co. LLC,
                          Sr. Sub. Notes, 10.750% due 12/15/08                                     3,312,650
 11,500,000(CAD)  B3*    Clearnet Communications Inc., Sr. Discount Notes,
                          step bond to yield 14.159% due 5/15/03(c)                                5,000,345
  4,000,000       NR     Clearnet Communications Inc./DLJ Secured Loan Trust,
                          Sr. Secured Certificates, Class A-1, 10.125% due 7/7/07                  4,000,000
 11,750,000       B      Crown Castle International Corp., Sr. Discount Notes,
                          step bond to yield 11.525% due 5/15/11                                   7,050,000
  4,580,000       NR     Dobson/Sygnet Communications Co., Sr. Notes,
                          12.250% due 12/15/08                                                     5,015,100


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 15

------------------------------------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                                            January 31, 2000
------------------------------------------------------------------------------------------------------------
 FACE
AMOUNT++         RATING(a)                        SECURITY                                         VALUE
============================================================================================================
Telephone - Cellular-- 9.2% (continued)
                         Dolphin Telecom PLC, Sr. Discount Notes:
  9,775,000       CCC+    Step bond to yield 13.416% due 6/1/08                               $    4,545,375
  5,150,000(EUR)  CCC+    Step bond to yield 12.161% due 6/1/08(c)                                 2,368,210
                         Microcell Telecommunications Inc., Sr. Discount Notes:
  3,470,000       B3*     Series B, step bond to yield 12.386% due 6/1/06                          3,123,000
 10,310,000       B-      Step bond to yield 12.266% due 6/1/09                                    6,598,400
 15,840,000       B-     Millicom International Cellular S.A., Sr. Discount Notes,
                          step bond to yield 19.107% due 6/1/06                                   13,701,600
                         Nextel Communications, Inc.:
  8,620,000       B1*     Sr. Redeemable Discount Notes, step bond to yield
                           10.995% due 9/15/07                                                     6,465,000
 27,930,000       B1*     Sr. Serial Redeemable Discount Notes, step bond to yield
                           10.484% due 2/15/08                                                    19,481,175
  2,190,000       B3*    Nextel Partners, Inc., Sr. Discount Notes,
                          step bond to yield 12.904% due 2/1/09                                    1,459,087
  8,050,000       NR     Spectrasite Holdings Inc., Sr. Discount Notes,
                          step bond to yield 11.822% due 4/15/04                                   4,679,063
                         Telesystem International Wireless Inc., Sr. Discount Notes:
 23,915,000       CCC+    Series B, step bond to yield 16.265% due 6/30/07                        15,783,900
 14,005,000       CCC+    Series C, step bond to yield 13.640% due 11/1/07                         7,422,650
 13,520,000       B3*    Triton PCS, Inc., Guaranteed Sr. Sub. Discount Notes,
                          step bond to yield 11.521% due 5/1/08                                    9,649,900
                         VoiceStream Wireless Corp./VoiceStream Wireless Holdings Corp.:
  5,360,000       B2*     Sr. Discount Notes, step bond to yield 11.924% due 11/15/09(b)           3,269,600
 11,540,000       B2*     Sr. Notes, 10.375% due 11/15/09(b)                                      11,886,200
------------------------------------------------------------------------------------------------------------
                                                                                                 141,249,455
------------------------------------------------------------------------------------------------------------
Textiles-- 0.3%
 11,850,000(DEM)  B3*    Texon International PLC, Sr. Notes, 10.000% due 2/1/08(b)(c)              5,216,347
------------------------------------------------------------------------------------------------------------
Transportation - Marine-- 0.3%
  4,400,000       B-     Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09                    4,147,000
  1,075,000       BB-    Sea Containers Ltd., Sr. Sub. Debentures,
                          Series A, 12.500% due 12/1/04                                            1,107,250
------------------------------------------------------------------------------------------------------------
                                                                                                   5,254,250
------------------------------------------------------------------------------------------------------------
Unregulated Power Generation-- 1.8%
                         AES Corp.:
  8,075,000       Ba1*    Sr. Notes, 9.500% due 6/1/09                                             8,054,812
  9,635,000       Ba3*    Sr. Sub. Notes, 10.250% due 7/15/06                                      9,707,262
  9,085,000       BB+    Calpine Corp., Sr. Notes, 10.500% due 5/15/06                             9,539,250
------------------------------------------------------------------------------------------------------------
                                                                                                  27,301,324
------------------------------------------------------------------------------------------------------------
Wholesale Distributors -- 0.9%
  3,780,000       B      Buhrmann N.V., Sr. Sub. Notes, 12.250% due 11/1/09(b)                     3,855,600
  9,930,000       B-     Fisher Scientific International Inc., Sr. Sub. Notes, 9.000% due 2/1/08   9,309,375
------------------------------------------------------------------------------------------------------------
                                                                                                  13,164,975
------------------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS AND NOTES
                         (Cost-- $1,527,528,879)                                               1,460,392,749
============================================================================================================



                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
16                                       2000 Semi-Annual Report to Shareholders

---------------------------------------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                                            January 31, 2000
---------------------------------------------------------------------------------------------------------------
  SHARES                                                          SECURITY                              VALUE
===============================================================================================================
COMMON STOCK -- 0.1%
Telecommunications - Other -- 0.1%
      18,375                     Pagemart Nationwide Inc.(b)(d)                                       $ 349,125
      54,640                     World Access, Inc.(d)                                                  942,555
---------------------------------------------------------------------------------------------------------------
                                 TOTAL COMMON STOCK
                                 (Cost-- $949,036)                                                    1,291,680
===============================================================================================================
PREFERRED STOCK -- 0.4%
Diversified Manufacture -- 0.1%
      60,000                     Eagle-Picher Holdings, Inc.,
                                 11.750% Cumulative Redeemable Exchangeable, Series B                 2,280,000
---------------------------------------------------------------------------------------------------------------
Electronic Components -- 0.0%
       7,891                     ViaSystems Inc., Series B                                               71,023
---------------------------------------------------------------------------------------------------------------
Food Distributors -- 0.0%
       2,705                     AmeriKing, Inc., 13.000% Cumulative Exchangeable                        37,870
---------------------------------------------------------------------------------------------------------------
Savings and Loan Associations -- 0.3%
     177,300                          California Federal Preferred Capital Corp.,
                                 9.125% Noncumulative Exchangeable, Series A                          3,900,600
---------------------------------------------------------------------------------------------------------------
Telecommunication - Other -- 0.0%
       1,790                     Dobson Communications Corp., 13.000% Sr. Exchangeable                  171,840
         116                     Intermedia Communications Inc.,
                                 13.500% Redeemable Exchangeable, Series B                              117,190
---------------------------------------------------------------------------------------------------------------
                                                                                                        289,030
---------------------------------------------------------------------------------------------------------------
                                 TOTAL PREFERRED STOCK
                                 (Cost-- $8,352,313)                                                  6,578,523
===============================================================================================================
WARRANTS(d) -- 0.8%
Broadcasting          0.1%
      21,675                     UIH Australia Pacific Inc., Expire 5/15/06                             650,250
---------------------------------------------------------------------------------------------------------------
Cable -- 0.0%
       5,925                     Wireless One Inc., Expire 10/19/00                                       1,481
---------------------------------------------------------------------------------------------------------------
Internet Services -- 0.2%
       3,650                     Cybernet Internet Services, Inc., Expire 7/1/09(b)                     438,000
      14,405                     Splitrock Services Inc., Expire 7/15/08                              2,736,950
      33,975                     WAM!NET Inc., Expire 3/1/05(b)                                         394,959
---------------------------------------------------------------------------------------------------------------
                                                                                                      3,569,909
---------------------------------------------------------------------------------------------------------------
Paper -- 0.0%
       8,025                     SDW Holdings Corp., Expire 12/15/06(b)                                 141,240
---------------------------------------------------------------------------------------------------------------
Telecommunications - Other-- 0.5%
       9,550                     RSL Communications, Ltd., Expire 11/15/06                              382,000
       3,555                     Tele1 Europe B.V., Expire 5/15/09(b)                                   693,225
       3,600                     Tele1 Europe B.V., Expire 5/15/09(b)(c)                                686,835
      10,945                     VersaTel Telecom International N.V., Expire 5/15/08(b)               4,678,988
      37,490                     WebLink Wireless, Inc., Expire 12/31/03                                562,350
---------------------------------------------------------------------------------------------------------------
                                                                                                      7,003,398
---------------------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 17

---------------------------------------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 2000
---------------------------------------------------------------------------------------------------------------

  SHARES                                                          SECURITY                              VALUE
===============================================================================================================
Telephone - Cellular -- 0.0%
      10,475                     Iridium World Communications Ltd., Expire 7/15/05(b)               $      105
---------------------------------------------------------------------------------------------------------------
                                 TOTAL WARRANTS
                                 (Cost-- $2,414,727)                                                 11,366,383
===============================================================================================================
   FACE
  AMOUNT                                                          SECURITY                              VALUE
===============================================================================================================
REPURCHASE AGREEMENT -- 3.6%
$55,382,000                      Goldman, Sachs & Co., 5.700% due 2/1/00;
                                 Proceeds at maturity-- $55,390,769;
                                 (Fully collateralized by U.S. Treasury Bonds and Notes,
                                 4.875% to 10.375% due 4/30/01 to 5/15/17;
                                 Market value-- $56,489,792) (Cost-- $55,382,000)                    55,382,000
===============================================================================================================
                                 TOTAL INVESTMENTS -- 100%
                                 (Cost-- $1,594,626,955**)                                       $1,535,011,335
===============================================================================================================

++   Face amount in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except that those identified by an asterisk (*) are rated by Moody's Investor Service Inc.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) Security is segregated by Custodian for open forward foreign currency contracts. (d) Non-income producing security.
#    Security issued with attached warrants.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     Currency abbreviations:
     -----------------------
     GBP -- British Pound
     EUR -- Euro
     DEM-- German Mark
     CAD -- Canadian Dollar

     See page 19 for definition of ratings.






                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
18                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Rating Service ("Standard & Poor's") -- Ratings from "BBB" to "D" may be modified by the addition of a plus (+) or minus (-) sign, which is used to show relative standing within the major rating categories.

BBB            -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB,  B and CCC -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D              -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Services, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Baa" through "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Baa            -- Bonds rated "Baa" are considered to be medium grade
                  obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba             -- Bonds rated "Ba" are judged to have speculative elements;
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby may not well characterize bonds in this class.

B              -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa            -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR             -- Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 19

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                 January 31, 2000
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost-- $1,594,626,955)                          $1,535,011,335
  Cash                                                                              499
  Receivable for Fund shares sold                                             1,421,964
  Receivable for securities sold                                              6,332,454
  Interest receivable                                                        36,536,514
  Receivable for open forward foreign currency contracts (Note 8)             3,816,890
-----------------------------------------------------------------------------------------
  Total Assets                                                            1,583,119,656
-----------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                           10,914,166
  Payable for open forward foreign currency contracts (Note 8)                  885,834
  Investment advisory fees payable                                              633,961
  Payable for Fund shares purchased                                             267,905
  Administration fees payable                                                   253,585
  Distribution fees payable                                                      40,531
  Accrued expenses                                                              355,521
-----------------------------------------------------------------------------------------
  Total Liabilities                                                          13,351,503
-----------------------------------------------------------------------------------------
Total Net Assets                                                         $1,569,768,153
=========================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                             $      156,745
  Capital paid in excess of par value                                     1,826,435,959
  Overdistributed net investment income                                      (1,963,739)
Accumulated net realized loss from securities transactions
  and foreign currencies                                                   (198,294,049)
  Net unrealized depreciation of investments and foreign currencies         (56,566,763)
-----------------------------------------------------------------------------------------
Total Net Assets                                                         $1,569,768,153
=========================================================================================
Shares Outstanding:
  Class A                                                                    43,043,963
-----------------------------------------------------------------------------------------
  Class B                                                                    72,610,919
-----------------------------------------------------------------------------------------
  Class L                                                                    13,511,465
-----------------------------------------------------------------------------------------
  Class Y                                                                    27,569,829
-----------------------------------------------------------------------------------------
  Class Z                                                                         8,768
-----------------------------------------------------------------------------------------

Net Asset Value:
  Class A (and redemption price)                                                 $10.00
-----------------------------------------------------------------------------------------
  Class B *                                                                      $10.01
-----------------------------------------------------------------------------------------
  Class L **                                                                     $10.03
-----------------------------------------------------------------------------------------
  Class Y (and redemption price)                                                 $10.03
-----------------------------------------------------------------------------------------
  Class Z (and redemption price)                                                  $9.84
-----------------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.71% of net asset value per share)              $10.47
-----------------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)              $10.13
=========================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
20                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)    For the Six Months Ended January 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                                           $ 87,134,203
  Dividends                                                                             1,253,238
---------------------------------------------------------------------------------------------------
  Total Investment Income                                                              88,387,441
---------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2)                                                     4,068,592
  Distribution fees (Note 2)                                                            3,998,135
  Administration fees (Note 2)                                                          1,627,437
  Shareholder and system servicing fees                                                   523,391
  Shareholder communications                                                              422,291
  Registration fees                                                                        94,818
  Custody                                                                                  52,972
  Audit and legal                                                                          14,035
  Trustees' fees                                                                           11,543
  Other                                                                                    11,268
---------------------------------------------------------------------------------------------------
  Total Expenses                                                                       10,824,482
---------------------------------------------------------------------------------------------------
Net Investment Income                                                                  77,562,959
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 8):
  Realized Gain (Loss) From:
    Securities transactions (excluding short-term securities)                         (50,070,395)
    Foreign currency transactions                                                       2,464,088
---------------------------------------------------------------------------------------------------
  Net Realized Loss                                                                   (47,606,307)
---------------------------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation of Investments and Foreign Currencies:
    Beginning of period                                                               (55,133,719)
    End of period                                                                     (56,566,763)
---------------------------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                                              (1,433,044)
---------------------------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies                                        (49,039,351)
---------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                               $ 28,523,608
===================================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 21

--------------------------------------------------------------------------------
Statements of Change in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended January 31, 2000 (unaudited) and the Year Ended July 31, 1999

                                                                2000              1999
==============================================================================================
OPERATIONS:
  Net investment income                                    $   77,562,959     $  146,589,832
  Net realized loss                                           (47,606,307)      (100,357,309)
  Increase in net unrealized depreciation                      (1,433,044)      (104,146,218)
----------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations            28,523,608        (57,913,695)
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                       (74,017,836)      (147,164,256)
  Capital                                                              --         (2,010,947)
----------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions To Shareholders                             (74,017,836)      (149,175,203)
----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                            451,042,721        962,304,050
  Net asset value of shares issued for
    reinvestment of dividends                                  29,526,853         62,438,522
  Cost of shares reacquired                                  (530,683,150)      (828,877,756)
----------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions                                   (50,113,576)       195,864,816
----------------------------------------------------------------------------------------------
Decrease in Net Assets                                        (95,607,804)       (11,224,082)

NET ASSETS:
  Beginning of period                                       1,665,375,957      1,676,600,039
----------------------------------------------------------------------------------------------
  End of period*                                           $1,569,768,153     $1,665,375,957
==============================================================================================
* Includes overdistributed net investment income of:       $   (1,963,739)    $   (7,563,912)
==============================================================================================


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
22                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney High Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney Convertible Fund, Smith Barney Municipal High Income Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) gains or losses on the sale of securities are recorded by using the specific identification method;
(i) dividends and distributions to shareholders are recorded on the ex-dividend date; (j) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of the relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $84,580,052 was reclassified to paid in capital. Net investment income, net realized gains and net assets were not affected by this change; (l) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 23

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled. The Fund from time to time may also enter into options and/or futures contracts to hedge market risk.

2.   Investment Advisory Agreement, Administration Agreement and Other
     Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Trust. The Fund pays SSBC an investment advisory fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by Private Trust. During the period October 1, 1999 through January31, 2000, the Fund paid transfer agent fees of $295,366 to Private Trust.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2000, CFBDS and SSB received sales charges of $253,000 and $143,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                              Class A       Class B      Class L
--------------------------------------------------------------------------------
CDSCs                                         $15,000      $921,000      $31,000
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the six months ended January 31, 2000, total Distribution Plan fees incurred were:

                                              Class A       Class B      Class L
--------------------------------------------------------------------------------
Distribution Plan Fees                       $584,781    $2,922,118     $491,236
--------------------------------------------------------------------------------

All officers and one Trustee of the Trust are employees of SSB.

--------------------------------------------------------------------------------
24                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

3. Investments

During the six months ended January 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                           $529,543,911
--------------------------------------------------------------------------------
Sales                                                                625,966,887
--------------------------------------------------------------------------------

At January 31, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                      $ 29,958,673
--------------------------------------------------------------------------------
Gross unrealized depreciation                                       (89,574,293)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(59,615,620)
--------------------------------------------------------------------------------

4. Capital Loss Carryforward

At July 31, 1999, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $72,393,000 available, to offset future realized capital gains. To the extent that these capital carryforward losses are used to offset realized capital gains, it is probable that the gains so offset will not be distributed. The following capital loss carryforward amounts expire on July 31 in the year indicated below:

                                                                    Carryforward
Year                                                                   Amounts
--------------------------------------------------------------------------------
2000                                                                 $ 9,861,000
2003                                                                  13,404,000
2004                                                                  23,360,000
2007                                                                  25,768,000
--------------------------------------------------------------------------------

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At January 31, 2000, the Fund had no open futures contracts.

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At January 31, 2000, the Fund had no open purchased call or put options contracts.

--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 25

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

For the six months ended January 31, 2000, the Fund did not write any options.

7. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
26                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

8. Forward Foreign Currency Contracts

At January 31, 2000, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The net unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                 Local           Market        Settlement      Unrealized
Foreign Currency               Currency           Value           Date        Gain (Loss)
=========================================================================================
To Sell:
Euro                         (7,250,000)     $ (7,105,057)       6/15/00      $  463,146
Euro                         (6,879,960)       (6,742,415)       6/15/00         454,539
Euro                         (3,500,000)       (3,430,027)       6/15/00         122,228
Euro                         (4,750,000)       (4,655,037)       6/15/00         260,738
Euro                        (58,945,288)      (57,766,844)       6/15/00       2,363,244
Euro                         (2,525,000)       (2,474,520)       6/15/00         152,995
British Pound                (9,920,750)      (16,036,905)       6/22/00         (36,521)
Canadian Dollar              (7,245,000)       (5,023,575)        6/8/00         (89,969)
-----------------------------------------------------------------------------------------
                                                                               3,690,400
-----------------------------------------------------------------------------------------
To Buy:
Euro                          4,904,375         4,806,326        6/15/00        (197,117)
Euro                          2,115,000         2,072,717        6/15/00         (90,188)
Euro                          1,262,500         1,237,260        6/15/00         (54,151)
Euro                          1,262,500         1,237,260        6/15/00         (79,023)
Euro                          1,296,875         1,270,948        6/15/00         (81,174)
Euro                          1,971,250         1,931,840        6/15/00        (112,740)
Euro                            573,330           561,868        6/15/00         (23,043)
Euro                          2,436,653         2,387,939        6/15/00         (97,934)
Euro                            573,330           561,868        6/15/00         (23,043)
Euro                            143,333           140,467        6/15/00            (931)
-----------------------------------------------------------------------------------------
                                                                                (759,344)
-----------------------------------------------------------------------------------------
Net Unrealized Gain on Forward
   Foreign Currency Contracts                                                 $2,931,056
=========================================================================================

9. Shares of Beneficial Interest

At January 31, 2000, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

At January 31, 2000, total paid-in capital amounted to the following for each class:

                           Class A         Class B         Class L         Class Y        Class Z
==================================================================================================
Total Paid-in Capital   $465,431,559    $936,168,269    $143,312,693    $279,333,261    $2,346,922
==================================================================================================

--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 27

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                 Six Months Ended                      Year Ended
                                                 January 31, 2000                    July 31, 1999
                                          ------------------------------     --------------------------------
                                             Shares           Amount            Shares            Amount
=============================================================================================================
Class A
Shares sold                                20,367,928     $ 205,684,541       30,693,460      $ 329,457,614
Shares issued on reinvestment               1,118,463        11,254,609        2,320,067         24,728,133
Shares reacquired                         (26,381,700)     (266,918,423)     (28,694,046)      (309,682,580)
-------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                    (4,895,309)    $ (49,979,273)       4,319,481      $  44,503,167
=============================================================================================================
Class B
Shares sold                                 5,645,068     $  57,100,735       22,658,578      $ 243,905,277
Shares issued on reinvestment               1,428,063        14,376,340        2,881,204         30,722,603
Shares reacquired                         (13,782,663)     (139,418,649)     (19,385,138)      (208,080,670)
-------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                    (6,709,532)    $ (67,941,574)       6,154,644      $  66,547,210
=============================================================================================================
Class L
Shares sold                                 3,364,165     $  34,099,405       10,088,505      $ 108,547,108
Shares issued on reinvestment                 320,965         3,236,469          542,331          5,780,852
Shares reacquired                          (3,979,185)      (40,331,177)      (4,726,792)       (50,764,189)
-------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                      (294,055)    $  (2,995,303)       5,904,044      $  63,563,771
=============================================================================================================
Class Y
Shares sold                                15,238,412     $ 154,158,040       26,317,750      $ 280,394,051
Shares issued on reinvestment                  64,740           657,023          112,305          1,201,686
Shares reacquired                          (8,241,471)      (84,004,262)     (23,916,811)      (260,350,270)
-------------------------------------------------------------------------------------------------------------
Net Increase                                7,061,681     $  70,810,801        2,513,244      $  21,245,467
=============================================================================================================
Class Z
Shares sold                                        --     $          --               --                 --
Shares issued on reinvestment                     243             2,412              492      $       5,248
Shares reacquired                              (1,065)          (10,639)              (4)               (47)
-------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                          (822)    $      (8,227)             488      $       5,201
=============================================================================================================

--------------------------------------------------------------------------------
28                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:



Class A Shares                                2000(1)(2)     1999(2)     1998         1997        1996        1995
=====================================================================================================================
Net Asset Value, Beginning of Period           $10.30       $11.74       $11.82      $10.98      $11.10      $11.16
---------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                          0.51         1.00         1.02        1.09        1.08        1.08
  Net realized and unrealized gain (loss)       (0.33)       (1.44)       (0.01)       0.83       (0.12)      (0.02)
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              0.18        (0.44)        1.01        1.92        0.96        1.06
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.48)       (0.99)       (1.09)      (1.08)      (1.08)      (1.05)
  Capital                                          --        (0.01)          --          --          --       (0.07)
---------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.48)       (1.00)       (1.09)      (1.08)      (1.08)      (1.12)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $10.00       $10.30       $11.74      $11.82      $10.98      $11.10
---------------------------------------------------------------------------------------------------------------------
Total Return                                     1.81%++     (3.65)%       8.85%      18.31%       8.95%      10.28%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $430,612     $493,725     $512,294    $424,087    $341,040    $316,716
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       1.13%+       1.05%        1.05%       1.06%       1.10%       1.11%
  Net investment income                         10.05+        9.24         8.61        9.57        9.65       10.03
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            34%          96%         102%         78%         72%         60%
=====================================================================================================================

(1) For the six months ended January 31, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 29

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:


Class B Shares                                2000(1)(2)     1999(2)     1998         1997        1996        1995
======================================================================================================================
Net Asset Value, Beginning of Period           $10.31       $11.75       $11.83      $10.99      $11.11      $11.16
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                          0.49         0.95         0.96        1.03        1.02        1.03
  Net realized and unrealized gain (loss)       (0.34)       (1.44)       (0.01)       0.83       (0.12)      (0.02)
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              0.15        (0.49)        0.95        1.86        0.90        1.01
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.45)       (0.94)       (1.03)      (1.02)      (1.02)      (0.99)
  Capital                                          --        (0.01)          --          --          --       (0.07)
----------------------------------------------------------------------------------------------------------------------
Total Distributions                            ( 0.45)       (0.95)       (1.03)      (1.02)      (1.02)      (1.06)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $10.01       $10.31       $11.75      $11.83      $10.99      $11.11
----------------------------------------------------------------------------------------------------------------------
Total Return                                     1.55%++     (4.15)%       8.34%      17.72%       8.41%       9.77%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $726,980     $817,382     $859,472    $680,916    $560,031    $478,499
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       1.61%+       1.55%        1.55%       1.55%       1.59%       1.61%
  Net investment income                          9.55+        8.75         8.11        9.07        9.16        9.52
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            34%          96%         102%         78%         72%         60%
======================================================================================================================

(1) For the six months ended January 31, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
30                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:


Class L Shares                                2000(1)(2)     1999(2)     1998(3)      1997        1996        1995(4)(5)
=========================================================================================================================
Net Asset Value, Beginning of Period           $10.32       $11.76       $11.84      $11.00      $11.11      $10.90
-------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                          0.49         0.96         0.97        1.04        1.03        0.95
  Net realized and unrealized gain (loss)       (0.32)       (1.45)       (0.01)       0.83       (0.11)       0.23
-------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              0.17        (0.49)        0.96        1.87        0.92        1.18
-------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.46)       (0.94)       (1.04)      (1.03)      (1.03)      (0.90)
  Capital                                          --        (0.01)          --          --          --       (0.07)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                            ( 0.46)       (0.95)       (1.04)      (1.03)      (1.03)      (0.97)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $10.03       $10.32       $11.76      $11.84      $11.00      $11.11
-------------------------------------------------------------------------------------------------------------------------
Total Return                                     1.68%++     (4.08)%       8.38%      17.77%       8.56%      11.50%++
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $135,488     $142,477      $92,946     $44,444     $21,049      $6,011
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       1.54%+       1.48%        1.48%       1.48%       1.51%       1.56%+
  Net investment income                          9.62+        8.84         8.15        9.14        9.23        9.58+
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            34%          96%         102%         78%         72%         60%
=========================================================================================================================

(1) For the six months ended January 31, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
(4) On November 7, 1994, the former Class D shares were renamed Class C shares.
(5) For the period from August 24, 1994 (inception date) to July 31, 1995.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 31

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:


Class Y Shares                                2000(1)(2)     1999(2)     1998         1997        1996        1995(3)
=======================================================================================================================
Net Asset Value, Beginning of Period           $10.33       $11.77       $11.84      $10.99      $11.10      $10.88
-----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                          0.53         1.02         1.05        1.12        0.92        0.09
  Net realized and unrealized gain (loss)       (0.33)       (1.42)       (0.01)       0.84       (0.11)       0.23
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              0.20        (0.40)        1.04        1.96        0.81        0.32
-----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.50)       (1.03)       (1.11)      (1.11)      (0.92)      (0.03)
  Capital                                          --        (0.01)          --          --          --       (0.07)
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                            ( 0.50)       (1.04)       (1.11)      (1.11)      (0.92)      (0.10)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $10.03       $10.33       $11.77      $11.84      $10.99      $11.10
-----------------------------------------------------------------------------------------------------------------------
Total Return                                     1.98%++     (3.33)%       9.18%      18.68%       9.32%       2.91%++
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $276,602     $211,693     $211,781    $139,269     $35,097     $10,306
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       0.71%+       0.72%        0.72%       0.73%       0.76%       0.86%+
  Net investment income                         10.49+        9.52         8.83        9.90        9.98       10.28+
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            34%          96%         102%         78%         72%         60%
=======================================================================================================================

(1) For the six months ended January 31, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from April 28, 1995 (inception date) to July 31, 1995. ++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
32                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:


Class Z Shares                                2000(1)(2)     1999(2)     1998(2)      1997(2)     1996        1995(2)
=====================================================================================================================
Net Asset Value, Beginning of Period           $10.29       $11.74       $11.80      $10.99      $11.09      $11.16
---------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                          0.53         1.01         1.04        1.12        1.11        1.11
  Net realized and unrealized gain (loss)       (0.49)       (1.43)        0.01        0.80       (0.10)      (0.03)
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              0.04        (0.42)        1.05        1.92        1.01        1.08
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.49)       (1.02)       (1.11)      (1.11)      (1.11)      (1.08)
  Capital                                          --        (0.01)          --          --          --       (0.07)
---------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.49)       (1.03)       (1.11)      (1.11)      (1.11)      (1.15)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $ 9.84       $10.29       $11.74      $11.80      $10.99      $11.09
---------------------------------------------------------------------------------------------------------------------
Total Return                                     0.43%++     (3.49)%       9.33%      18.29%       9.42%      10.55%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                  $86          $99         $107        $104      $7,158      $9,917
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       0.72%+       0.89%        0.85%       0.75%       0.77%       0.86%
  Net investment income                         10.43+        9.28         8.82        9.88        9.98       10.28
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            34%          96%         102%         78%         72%         60%
=====================================================================================================================

(1) For the six months ended January 31, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 33

Smith Barney
High Income Fund

Trustees
Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan


Officers
Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

John C. Bianchi
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary


Investment Adviser
SSB Citi Fund Management LLC


Distributor
CFBDS, Inc.


Custodian
PNC Bank, N.A.


Transfer Agent
Smith Barney Private Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013


Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box  9699
Providence, Rhode Island 02940-9699



This report is submitted for general information of the shareholders of Smith Barney Income Funds -- Smith Barney High Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

[LOGO OF SOLOMON SMITH BARNEY]

Smith Barney
High Income Fund
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

==========
[LOGO] SB
       MF
==========

================================================================================
                                  SMITH BARNEY
                                  CONVERTIBLE
                                         FUND
================================================================================

                                                       SPECIAL DISCIPLINE SERIES
                                                       SEMI-ANNUAL REPORT
                                                       JANUARY 31, 2000

                             [LOGO] SB SMITH BARNEY
                                    MF  MUTUAL FUNDS

--------------------------------------------------------------------------------
             Not FDIC Insured o Not Bank Guaranteed o May Lose Value

Smith Barney
Convertible Fund

================================================================================

The Smith Barney Convertible Fund ("Fund") seeks current income and capital appreciation by investing primarily in convertible securities. These are securities that may be converted to common stock or other equity interests in the issuer at a predetermined price or rate.

Smith Barney Convertible Fund
Average Annual Total Returns
January 31, 2000

                                       Without Sales Charges(1)
                          ------------------------------------------------------
                          Class A        Class B         Class L        Class O
================================================================================
Six Months+                (3.33)%        (3.59)%         (3.70)%        (3.65)%
--------------------------------------------------------------------------------
One-Year                   (3.53)         (4.05)          (4.61)         (4.21)
--------------------------------------------------------------------------------
Five-Year                   8.13           7.60             N/A           7.57
--------------------------------------------------------------------------------
Ten-Year                     N/A           7.44             N/A            N/A
--------------------------------------------------------------------------------
Since Inception++           7.18           7.15           (5.18)          7.03
================================================================================

                                        With Sales Charges(2)
                          ------------------------------------------------------
                          Class A        Class B         Class L        Class O
================================================================================
Six Months+                (8.15)%        (8.32)%         (5.57)%        (4.60)%
--------------------------------------------------------------------------------
One-Year                   (8.35)          (8.66)         (6.48)         (5.13)
--------------------------------------------------------------------------------
Five-Year                   7.02            7.45            N/A           7.57
--------------------------------------------------------------------------------
Ten-Year                     N/A            7.44            N/A            N/A
--------------------------------------------------------------------------------
Since Inception++           6.42            7.15          (5.75)          7.03
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L and O shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B, L and O shares are November 6, 1992, September 9, 1986, June 15, 1998 and November 7, 1994, respectively.

================================================================================
Fund Highlight
================================================================================

During the reporting period, Salomon Brothers Asset Management ("SaBAM") was appointed sub-advisor to the Smith Barney Convertible Fund. We believe that the appointment of SaBAM should benefit future and existing investors. With $1.2 billion in convertible assets under management as of January 31, 2000 and a portfolio management team led by Daniel J. Berkery and Ross S. Margolies, SaBAM offers what has historically been a successful combination of both experience and expertise. Of course, past performance is not a guarantee of future results.

================================================================================
NASDAQ SYMBOL
================================================================================

      Class A                               SCRAX

      Class B                               SCVSX

      Class O                               SCVOX

================================================================================
What's Inside
================================================================================

Shareholder Letter...........................................................  1

Historical Performance.......................................................  5

Smith Barney Convertible Fund at a Glance....................................  8

Schedule of Investments......................................................  9

Statement of Assets and Liabilities.......................................... 14

Statement of Operations...................................................... 15

Statements of Changes in Net Assets.......................................... 16

Notes to Financial Statements................................................ 17

Financial Highlights......................................................... 21

================================================================================
Shareholder Letter
================================================================================

[GRAPHIC]                                                   [GRAPHIC]

Heath B.                                                    Daniel J.
McLendon                                                    Berkery

Chairman                                                    Investment Officer

                                                            [GRAPHIC]

                                                            Ross S.
                                                            Margolies

                                                            Investment Officer

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Convertible Fund ("Fund") for the period ended January 31, 2000. In this report, we summarize the period's prevailing economic conditions, and outline the Fund's strategy. Any discussion of the Fund's holdings is as of January 31, 2000. Please refer to pages 9 through 12 for a list of the Fund's holdings. We hope that you find this report to be useful and informative.

Performance Overview

For the six months ended January 31, 2000, the Fund returned a negative 3.33% for its Class A shares without the effects of sales charges. For the same period the Standard and Poor's 500 Index ("S&P 500")(1) and the Salomon Smith Barney Broad Investment Grade Index ("SSB BIG")(2) posted a total return of 5.58% and 0.68%, respectively.

Special Shareholder Notice

During the reporting period, Salomon Brothers Asset Management ("SaBAM") was appointed sub-advisor to the Fund. We believe that the appointment of SaBAM should benefit future and existing investors. With $1.2 billion in convertible assets under management as of January 31, 2000 and a portfolio management team led by Daniel J. Berkery and Ross S. Margolies, SaBAM offers what has historically been a successful combination of both experience and expertise. Of course, past performance is not indicative of future results.

The Fund will continue to be managed to achieve its stated objective of current income and capital appreciation. We believe Dan Berkery, Ross Margolies and their portfolio management team bring to the Fund's management both stock expertise as well as bond knowledge.

It is our view that the characteristics of the convertible market have changed over time as evidenced by the fact that many new issues coming into the market are in two sectors, technology and telecommunications. Also, more than half the issues in the convertible bond market are rated below investment grade. We believe that SaBAM's resources and analyst strength will provide the means needed to analyze investment opportunities in today's convertible bond market.

Investment Strategy

As previously noted, the Fund seeks current income and capital appreciation by investing primarily in convertible securities. Convertible securities are bonds or preferred stocks that may be converted into common stock or other equity interests in the issuer at a predetermined price or rate. In evaluating a convertible security, we analyze the fixed income characteristics of the security, as well as the equity characteristics of the underlying security. One of our goals is to maxi-

----------

1 The S&P 500 is a market-capitalization weighted measure of 500 widely held common stocks.

2 The SSB BIG is an unmanaged market-capitalization weighted index which includes fixed-rate Treasury, Government-sponsored, mortgage and investment-grade corporates (BBB-/Baa3) with a maturity of year or longer.


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                  1
mize return potential but also help to minimize risk for our shareholders. In our opinion, as the convertible bond market has evolved over the past few years, risk control has become more important for portfolio managers in this asset class.

While no guarantees can be made, we have positioned the Fund to behave like a classical convertible bond fund, participating in the upside potential of common stocks while still providing some degree of downside support. We have positioned the Fund's portfolio as less equity sensitive than the broad convertible market. However this did not come about because of a top down(3) investment strategy but because we seek to purchase convertibles that we think have a real investment value floor.

Market Overview and Outlook

We expect that the Federal Reserve Board ("Fed") will continue to raise short-term interest rates through the first half of 2000. The Fed's continuing increases of short-term interest rates should affect the convertible market in two ways. First, many investors in the convertible market today are leveraged hedge funds whose cost of capital increases with interest rate hikes, decreasing the valuations of convertibles in the market. Second, because of the high sensitivity of the convertible market to stocks, the market may move down more than historically if the stock market goes down. In this environment, we plan to stick to our investment style of buying securities where we can quantify the downside risk. (Of course, no guarantees can be made that our approach will be successful.)

The breadth in the convertible bond market was very narrow in 1999. The convertible bond market currently has higher than normal equity sensitivity and this is a major risk when investing in the convertible bond market. The broad convertible market(4) ended January with an estimated equity sensitivity of 0.70 as measured by a concept called delta. (Delta, an option term, is a measure of the relationship between a security and the underlying stock price.)

In simple terms, that means that for every 1.00% move up or down in the stocks underlying the convertible market, the actual convertible securities will move up or down 0.70%. This compares to an estimated 0.52 delta for the Fund. Today, convertibles are more sensitive to moves in common stocks than they have been in recent years because they are trading so far above their downside support levels.

In addition to being less equity sensitive than the broad convertible market, currently, the Fund has only a 54% premium to investment value. This means that on average the convertibles in the Fund are trading closer to their downside support level as measured by investment value. Thus, our convertibles have the potential to capture a significant portion of the stock market's moves, offer high income, and offer better downside protection than the broad convertible market. (Of course, no guarantees can be made that our approach will be successful.)

Portfolio Update(5)

We have made a number of changes to the Fund's portfolio over the last five weeks. We have invested in convertibles across all levels of credit ratings. This has involved buying some lower- rated securities; however, we have tried to balance these purchases by investing in some very highly-rated securities. The portfolio-weighted credit rating has remained the same, BB+, compared to when we began managing the Fund. This is slightly higher than the broad market's average credit rating of BB. (Credit ratings are

----------

3 Top-down approach to investing is a method in which an investor looks at trends in the general economy, and next selects industries and then companies that should benefit from those trends.

4 As represented by the Merrill Lynch All U.S. Convertible Bond Index. The Merrill Lynch All U.S. Convertible Bond Index is a rule-driven index, which includes all bonds and preferreds of U.S.- registered companies which have $50 million or more in aggregate market value, and are convertible in U.S. dollar denominated common stocks, ADRs or cash equivalents.

5 Please note that Portfolio holdings are as of January 31, 2000 and are subject to change.


--------------------------------------------------------------------------------
2                                        2000 Semi-Annual Report to Shareholders
supplied by Standard & Poor's Ratings Service, a major credit reporting and bond rating agency, and other major credit and bond rating agencies.)

We have also slightly increased the Fund's weighting in common stocks. In order to help minimize the risks in the Fund, we have kept the common stock positions to a relatively small percentage. As of January 31, 2000, the Fund held 10% of its assets in common stocks. Most of the common stocks in the Fund are stocks with convertibles outstanding, and we have chosen to invest in these common stocks because we have deemed them to be more attractive than their convertible securities. We also invest in common stocks that have yields that approximate the yields in the convertible market and offer attractive upside potential.

During the period, we increased the Fund's weighting in the technology sector. As of January 31, 2000, the Fund had a 27% investment in technology companies. This is a smaller percentage in technology than the broad convertible market but it is two percentage points higher than the 25% technology weighting in the Goldman Sachs Convertible 100 Index, a more narrow measure of the convertible market. (The Goldman Sachs Convertible 100 Index is a U.S. dollar denominated index of the 100 largest market capitalization convertible securities in the U.S.)

Because the convertible market provides financing for growing companies, the technology component of the Goldman Sachs Convertible 100 Index is often very high. The downside protection of convertibles gives investors the opportunity to invest in volatile technology companies while controlling the risk. In the technology sector we think the Quantum Corporation 7% 8/1/04 bonds are an attractive investment because investors are earning a 15% yield to maturity despite Quantum Corporation's strong balance sheet.

We also added positions in Cypress Semiconductor bonds; we feel that the fundamentals in Cypress Semiconductor's business will drive strong stock performance over the near term. Since these bonds trade only 31% above their investment value, we should have some downside protection if we are wrong about Cypress stock.

We are currently overweighted in the energy sector. We have been positive on the fundamentals of energy companies for some time. We are underweighted in communication services versus both the Goldman Sachs Convertible 100 Index and the broader convertible market. The main reason we have underweighted communication services is that we have been unable to identify many securities that have an investment value we can quantify, and therefore quantifying the potential downside has been extremely challenging. These are the types of convertibles that we avoid, especially in times when we think that the market has considerable downside risk.

Thank you for your investment in the Smith Barney Convertible Fund. We look forward to helping you pursue your financial goals in the new century.

Sincerely,


/s/ Heath B. McLendon                        /s/ Daniel J. Berkery

Heath B. McLendon                            Daniel J. Berkery
Chairman                                     Investment Officer


/s/ Ross S. Margolies

Ross S. Margolies
Investment Officer

February 22, 2000


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                  3

================================================================================
 Top Ten Holdings*    As of January 31, 2000
================================================================================

 1. Quantum Corp.                                                          3.2%
--------------------------------------------------------------------------------

 2. NTL Inc.                                                               2.9
--------------------------------------------------------------------------------

 3. Rogers Communications Inc.                                             2.6
--------------------------------------------------------------------------------

 4. Clear Channel Communications Inc.                                      2.1
--------------------------------------------------------------------------------

 5. Kerr-McGee Corp.                                                       2.1
--------------------------------------------------------------------------------

 6. Wendy's Financing I                                                    2.0
--------------------------------------------------------------------------------

 7. S3 Inc.                                                                1.9
--------------------------------------------------------------------------------

 8. International Paper Capital Trust                                      1.9
--------------------------------------------------------------------------------

 9. Sunbeam Corp.                                                          1.9
--------------------------------------------------------------------------------

10. Alpharma Inc.                                                          1.8
--------------------------------------------------------------------------------

*     As a percentage of total investments.


--------------------------------------------------------------------------------
4                                        2000 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                                Net Asset Value
                            ------------------------
                           Beginning         End          Income    Capital Gain     Return     Total
Period Ended                of Period      of Period     Dividends  Distributions  of Capital  Returns(1)
==========================================================================================================
1/31/00                     $15.25         $14.42         $0.32         $0.00        $0.00       (3.33)%+
----------------------------------------------------------------------------------------------------------
7/31/99                      16.90          15.25          0.66          0.44         0.00       (3.11)
----------------------------------------------------------------------------------------------------------
7/31/98                      18.61          16.90          0.79          1.26         0.00        1.97
----------------------------------------------------------------------------------------------------------
7/31/97                      15.66          18.61          0.75          0.36         0.00       26.94
----------------------------------------------------------------------------------------------------------
7/31/96                      15.27          15.66          0.73          0.00         0.00        7.41
----------------------------------------------------------------------------------------------------------
7/31/95                      14.56          15.27          0.73          0.00         0.00       10.35
----------------------------------------------------------------------------------------------------------
7/31/94                      14.99          14.56          0.73          0.00         0.00        1.99
----------------------------------------------------------------------------------------------------------
Inception*-- 7/31/93         13.82          14.99          0.51          0.03         0.00       12.63+
==========================================================================================================
  Total                                                   $5.22         $2.09        $0.00
==========================================================================================================

================================================================================
Historical Performance - Class B Shares
================================================================================

                                Net Asset Value
                            ------------------------
                           Beginning         End          Income    Capital Gain     Return     Total
Period Ended                of Period      of Period     Dividends  Distributions  of Capital  Returns(1)
==========================================================================================================
1/31/00                     $15.22         $14.38        $0.29         $0.00        $0.00       (3.59)%+
----------------------------------------------------------------------------------------------------------
7/31/99                      16.89          15.22         0.60          0.44         0.00       (3.61)
----------------------------------------------------------------------------------------------------------
7/31/98                      18.60          16.89         0.71          1.26         0.00        1.51
----------------------------------------------------------------------------------------------------------
7/31/97                      15.66          18.60         0.67          0.36         0.00       26.29
----------------------------------------------------------------------------------------------------------
7/31/96                      15.27          15.66         0.66          0.00         0.00        6.91
----------------------------------------------------------------------------------------------------------
7/31/95                      14.56          15.27         0.66          0.00         0.00        9.80
----------------------------------------------------------------------------------------------------------
7/31/94                      14.99          14.56         0.66          0.00         0.00        1.50
----------------------------------------------------------------------------------------------------------
7/31/93                      13.84          14.99         0.62          0.04         0.00       13.40
----------------------------------------------------------------------------------------------------------
7/31/92                      12.51          13.84         0.64          0.00         0.02       16.25
----------------------------------------------------------------------------------------------------------
7/31/91                      12.21          12.51         0.68          0.00         0.03        8.86
==========================================================================================================
  Total                                                  $6.19         $2.10        $0.05
==========================================================================================================

================================================================================
Historical Performance - Class L Shares
================================================================================

                                Net Asset Value
                            ------------------------
                           Beginning         End          Income    Capital Gain     Return     Total
Period Ended                of Period      of Period     Dividends  Distributions  of Capital  Returns(1)
==========================================================================================================
1/31/00                     $15.18         $14.34        $0.28         $0.00        $0.00       (3.70)%+
----------------------------------------------------------------------------------------------------------
7/31/99                      16.90          15.18         0.57          0.44         0.00       (4.08)
----------------------------------------------------------------------------------------------------------
Inception*-- 7/31/98         17.14          16.90         0.12          0.00         0.00       (0.74)+
==========================================================================================================
  Total                                                  $0.97         $0.44        $0.00
==========================================================================================================


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                  5

================================================================================
Historical Performance - Class O Shares
================================================================================

                                Net Asset Value
                            ------------------------
                           Beginning         End          Income    Capital Gain     Return     Total
Period Ended                of Period      of Period     Dividends  Distributions  of Capital  Returns(1)
==========================================================================================================
1/31/00                     $15.19         $14.34        $0.30         $0.00        $0.00       (3.65)%+
----------------------------------------------------------------------------------------------------------
7/31/99                      16.87          15.19         0.60          0.44         0.00       (3.66)
----------------------------------------------------------------------------------------------------------
7/31/98                      18.58          16.87         0.71          1.26         0.00        1.53
----------------------------------------------------------------------------------------------------------
7/31/97                      15.64          18.58         0.68          0.36         0.00       26.37
----------------------------------------------------------------------------------------------------------
7/31/96                      15.27          15.64         0.67          0.00         0.00        6.82
----------------------------------------------------------------------------------------------------------
Inception*-- 7/31/95         14.09          15.27         0.49          0.00         0.00       12.17+
==========================================================================================================
  Total                                                  $3.45         $2.06        $0.00
==========================================================================================================

================================================================================
Historical Performance - Class Y Shares
================================================================================

                                Net Asset Value
                            ------------------------
                           Beginning         End          Income    Capital Gain     Return     Total
Period Ended                of Period      of Period     Dividends  Distributions  of Capital  Returns(1)
==========================================================================================================
7/31/00                     $15.34         $14.51        $0.35         $0.00        $0.00       (3.12)%+
----------------------------------------------------------------------------------------------------------
7/31/99                      16.98          15.34         0.71          0.44         0.00       (2.68)
----------------------------------------------------------------------------------------------------------
7/31/98                      18.66          16.98         0.84          1.26         0.00        2.42
----------------------------------------------------------------------------------------------------------
7/31/97                      15.68          18.66         0.80          0.36         0.00       27.44
----------------------------------------------------------------------------------------------------------
Inception*-- 7/31/96         16.15          15.68         0.39          0.00         0.00       (0.56)+
==========================================================================================================
  Total                                                  $3.09         $2.06        $0.00
==========================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

================================================================================
Average Annual Total Returns
================================================================================

                                                 Without Sales Charges(1)
                               -----------------------------------------------------------
                               Class A      Class B      Class L      Class O      Class Y
==========================================================================================
Six Months Ended 1/31/00+      (3.33)%      (3.59)%      (3.70)%      (3.65)%      (3.12)%
------------------------------------------------------------------------------------------
Year Ended 1/31/00             (3.53)       (4.05)       (4.61)       (4.21)       (3.15)
------------------------------------------------------------------------------------------
Five Years Ended 1/31/00        8.13         7.60          N/A         7.57          N/A
------------------------------------------------------------------------------------------
Ten Years Ended 1/31/00          N/A         7.44          N/A          N/A          N/A
------------------------------------------------------------------------------------------
Inception* through 1/31/00      7.18         7.15        (5.18)        7.03         5.20
==========================================================================================

                                                    With Sales Charges(2)
                               -----------------------------------------------------------
                               Class A      Class B      Class L      Class O      Class Y
==========================================================================================
Six Months Ended 1/31/00+      (8.15)%      (8.32)%      (5.57)%      (4.60)%      (3.12)%
------------------------------------------------------------------------------------------
Year Ended 1/31/00             (8.35)       (8.66)       (6.48)       (5.13)       (3.15)
------------------------------------------------------------------------------------------
Five Years Ended 1/31/00        7.02         7.45          N/A         7.57          N/A
------------------------------------------------------------------------------------------
Ten Years Ended 1/31/00          N/A         7.44          N/A          N/A          N/A
------------------------------------------------------------------------------------------
Inception* through 1/31/00      6.42         7.15        (5.75)        7.03         5.20
==========================================================================================


--------------------------------------------------------------------------------
6                                        2000 Semi-Annual Report to Shareholders

================================================================================
Cumulative Total Returns
================================================================================

                                                        Without Sales Charges(1)
--------------------------------------------------------------------------------
Class A (Inception* through 1/31/00)                              65.07%
--------------------------------------------------------------------------------
Class B (1/31/90 through 1/31/00)                                105.01
--------------------------------------------------------------------------------
Class L (Inception* through 1/31/00)                              (8.31)
--------------------------------------------------------------------------------
Class O (Inception* through 1/31/00)                              42.70
--------------------------------------------------------------------------------
Class Y (Inception* through 1/31/00)                              22.36
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L and O shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, L, O and Y shares are November 6, 1992, September 9, 1986, June 15, 1998, November 7, 1994 and February 7, 1996, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                  7

================================================================================
Smith Barney Convertible Fund at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class B Shares of the Smith Barney Convertible Fund vs. Standard & Poor's 500 Index and Lipper Convertible Securities Fund Peer Group Average+

   [The following table was depcited as a line graph in the printed material.]

                                  January 2000

                        SB Conv.              Lipper                S&P
                        --------              ------                ---
January 1990             10000                10000                10000
July 1990                10065                10141                11016
July 1991                10957                11132                12422
July 1992                12737                13036                14011
July 1993                14444                15396                15235
July 1994                14661                15923                16021
July 1995                16098                18026                20203
July 1996                17209                19571                23549
July 1997                21734                23334                33049
July 1998                22063                24916                39428
July 1999                21266                27402                47391
January 2000             20501                32561                50035

+ Hypothetical illustration of $10,000 invested in Class B shares on January 31, 1990, assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2000. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include reinvestment of dividends. The Lipper Convertible Securities Fund Peer Group Average is composed of the Fund's peer group of 63 mutual funds, as of January 31, 2000, investing in convertible securities. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

   [The following table was depcited as a line graph in the printed material.]


Industry Diversification*
--------------------------------------------------------------------------------

Broadcasting                                                                7.7%
Cable TV                                                                    6.9%
Computer Software                                                           4.3%
Electronics - Computers                                                    11.2%
Finance Companies - Consumer Credit                                         3.3%
Health Care, Drugs & Hospital Supp.                                         7.9%
Oil and Natural Gas                                                         8.2%
Oil Refining and Marketing                                                  3.5%
Retail                                                                      4.1%
Telecommunications                                                         10.7%
Other                                                                      32.2%

   [The following table was depcited as a pie chart in the printed material.]

Investment Breakdown*
--------------------------------------------------------------------------------

Repurchase Agreement                                                        3.0%
Convertible Bonds and Notes                                                52.2%
Common Stock                                                               10.1%
Convertible Preferred Stock                                                34.7%

* As a percentage of total investments.


--------------------------------------------------------------------------------
8                                        2000 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)                            January 31, 2000
================================================================================

   SHARES                        SECURITY                               VALUE
================================================================================
COMMON STOCK - 10.1%

Computer - Memory Devices - 0.9%
     30,000           Seagate Technology, Inc. (b)                   $ 1,201,875
--------------------------------------------------------------------------------

Financial Services - 0.2%
     10,000           FleetBoston Financial Corp.                        314,375
--------------------------------------------------------------------------------

Food - Manufacturing - 2.1%
     35,000           Hormel Foods Corp.                               1,421,875
     100,000          Nabisco Group Holdings Corp.                       862,500
     40,000           Tyson Foods, Inc., Class A Shares                  547,500
--------------------------------------------------------------------------------
                                                                       2,831,875
--------------------------------------------------------------------------------

Medical - Drugs - 0.5%
     15,000           Pharmacia & Upjohn, Inc.                           705,000
--------------------------------------------------------------------------------

Oil Refining and Marketing - 0.6%
     75,000           Tesoro Petroleum Corp.                             825,000
--------------------------------------------------------------------------------

Retail - Dept Store - 1.2%
     40,000           Federated Department Stores (b)                  1,665,000
--------------------------------------------------------------------------------

Retail - Food - 1.2%
     40,000           Delhaize America, Inc.                             717,500
     25,000           Safeway Inc. (b)                                   954,687
--------------------------------------------------------------------------------
                                                                       1,672,187
--------------------------------------------------------------------------------

Steel - Producers - 0.3%
     35,000           AK Steel Holding Corp.                             354,375
--------------------------------------------------------------------------------

Telecommunications - 1.1%
     20,000           GTE Corp. (b)                                    1,466,250
--------------------------------------------------------------------------------

Telecommunications Equipment - 2.0%
     13,000           Corning Inc. (c)                                 2,005,250
      4,500           Comverse Technology, Inc. (b)                      645,188
--------------------------------------------------------------------------------
                                                                       2,650,438
--------------------------------------------------------------------------------
                      TOTAL COMMON STOCK
                      (Cost - $14,189,830)                            13,686,375
================================================================================

CONVERTIBLE PREFERRED STOCK-- 34.7%

Broadcasting - 5.7%
     22,500           Emmis Communications Corp., Series A, Exchange
                      6.250%                                           1,475,156
     19,000           Entercom Communications Corp., Exchange 6.250%   1,270,625
     15,000           Pegasus Communications Corp., Exchange
                      6.500% (d)                                       1,537,500
     70,000           Sinclair Broadcast Group, Inc., Exchange
                      6.000%                                           2,056,250
     30,000           XM Satellite Radio Holdings Inc., Series B,
                      Exchange 8.250%                                  1,357,500
--------------------------------------------------------------------------------
                                                                       7,697,031
--------------------------------------------------------------------------------

Cable TV - 1.7%
     37,500           United Global Com, Inc., Series D, Exchange
                      7.000%                                           2,325,000
--------------------------------------------------------------------------------

Containers - Metal/Glass - 1.3%
     95,000           Crown Cork & Seal Co., Inc., Exchange 4.500%     1,799,063
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                  9

================================================================================
Schedule of Investments (unaudited)(continued)                 January 31, 2000
================================================================================

   SHARES                        SECURITY                               VALUE
================================================================================
Finance Companies - Consumer Credit - 3.3%
     11,000           American General Delaware LLC, Series A,
                      Exchange 6.000%                                    816,063
     62,500           CNB Captial Trust I, Exchange 6.000%             1,968,750
     30,000           St. Paul Capital LLC, Exchange 6.000%            1,650,000
--------------------------------------------------------------------------------
                                                                       4,434,813
--------------------------------------------------------------------------------

Financial Services - 1.2%
     35,000           PLC Capital Trust II, Exchange 6.500%            1,631,875
--------------------------------------------------------------------------------

Independent Power Producer - 0.6%
     17,500           Calpine Capital Trust, Exchange 5.500%             850,937
--------------------------------------------------------------------------------

Iron and Steel - Producers - 1.0%
     25,000           LTV Corp., Exchange 8.250% (c)(d)                1,346,875
--------------------------------------------------------------------------------

Machinery - General Industry - 1.5%
     85,000           Ingersoll-Rand Co., Exchange 6.750%              1,970,938
--------------------------------------------------------------------------------

Oil and Natural Gas - 4.5%
     80,000           Kerr-Mcgee Corp., Exchange 5.500%                2,860,000
     33,600           Pogo Trust I, Series A, Exchange 6.500%          1,896,300
     31,500           Unocal Capital Trust, Exchange 6.250%            1,429,312
--------------------------------------------------------------------------------
                                                                       6,185,612
--------------------------------------------------------------------------------

Oil Refining and Marketing-- 2.9%
    150,000           Tesoro Petroleum Corp., Exchange 7.250% (c)      1,837,500
     45,000           Tosco Financing Trust, Exchange 5.750%           2,081,250
--------------------------------------------------------------------------------
                                                                       3,918,750
--------------------------------------------------------------------------------

Paper and Paper Products - 1.8%
     50,000           International Paper Capital Trust, Exchange
                      5.250%                                           2,437,500
--------------------------------------------------------------------------------

REITS - Lodging - 1.2%
     50,000           Host Marriot Financial Trust, Exchange 6.750%    1,668,750
--------------------------------------------------------------------------------

REITS - Regional Malls - 0.6%
     11,200           Simon Property Group Inc., Series B, Exchange
                      6.500%                                             791,700
--------------------------------------------------------------------------------

Restaurants - Food Service - 1.9%
     57,500           Wendy's Financing I, Series A, Exchange
                      5.000% (c)                                       2,587,500
--------------------------------------------------------------------------------

Telecommunications Equipment - 1.0%
     30,000           Amdocs Ltd., Exchange 6.750%                     1,381,875
--------------------------------------------------------------------------------

Telecommunications Services - 3.1%
     40,000           ICG Funding LLC, Exchange 6.750%                 2,215,000
     31,000           Sprint Corp., Exchange 8.250%                    2,046,000
--------------------------------------------------------------------------------
                                                                       4,261,000
--------------------------------------------------------------------------------

Transportation Services - 1.4%
     45,000           Canadian National Railway Co., Exchange 5.250%   1,867,500
--------------------------------------------------------------------------------
                      TOTAL CONVERTIBLE PREFERRED STOCK
                      (Cost - $48,700,431)                            47,156,719
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                       2000 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)(continued)                 January 31, 2000
================================================================================
 FACE
AMOUNT     RATING(a)             SECURITY                               VALUE
================================================================================
CONVERTIBLE BONDS AND NOTES - 52.2%

Advertising - 0.9%
 $1,250,000  A        The Interpublic Group of Cos., Inc., 1.870%
                      due 6/1/06                                     $ 1,235,938
--------------------------------------------------------------------------------

Broadcasting - 2.0%
  2,750,000  BBB-     Clear Channel Communications, Inc., 1.500%
                      due 12/1/02                                      2,774,063
--------------------------------------------------------------------------------

Cable TV - 5.2%
  3,500,000  NR       NTL Inc., 5.750% due 12/15/09 (d)                3,675,000
  3,250,000  BB-      Rogers Communications, Inc., 2.000% due
                      11/26/05                                         3,396,250
--------------------------------------------------------------------------------
                                                                       7,071,250
--------------------------------------------------------------------------------

Communications - 2.3%
                    Bell Atlantic Financial Services Corp.:
  1,750,000  A+       5.750% due 4/1/03 (d)                            1,788,281
  1,000,000  A+       4.250% due 9/15/05 (d)                           1,317,500
--------------------------------------------------------------------------------
                                                                       3,105,781
--------------------------------------------------------------------------------

Computer Software - 4.3%
  5,000,000  NR       Network Associates, Inc., zero coupon due
                      2/13/18                                          1,787,500
  1,500,000  NR       Rational Software Corp., 5.000% due 2/1/07       1,481,250
    750,000  NR       Siebel Systems Inc., 5.500% due 9/15/06          1,528,125
  1,000,000  B-       Wind River Systems Inc., 5.000% due 8/1/02       1,093,750
--------------------------------------------------------------------------------
                                                                       5,890,625
--------------------------------------------------------------------------------

Consumer Products - 1.8%
 15,000,000  Caa2*    Sunbeam Corp., zero coupon due 3/25/18           2,512,500
--------------------------------------------------------------------------------

Diversified and Conglomerate Manufacturing-- 0.9%
                      Mark IV Industries:
    500,000  Ba2*     4.750% due 11/1/04 (d)                             429,375
  1,000,000  Ba2*     4.750% due 11/1/04                                 858,750
--------------------------------------------------------------------------------
                                                                       1,288,125
--------------------------------------------------------------------------------

Electronics - Computers-- 11.2%
  1,500,000  CCC+     Advanced Micro Devices, Inc., 6.000% due
                      5/15/05                                          1,681,875
  1,000,000  B2       *ASM Lithography Holding N.V., 4.250% due
                      11/30/04 (d)                                     1,268,750
  2,000,000  NR       Cypress Semiconductor Corp., 4.000% due
                      2/1/05 (c)                                       2,030,000
  1,500,000  B        -Integrated Process Equipment Corp., 6.250%
                      due 9/15/04                                      1,145,625
  1,750,000  B        Micron Technology Inc., 7.000% due 7/1/04        1,995,000
    500,000  B        Photronics Inc., 6.000% due 6/1/04 (c)             581,250
  5,500,000  B2*      Quantum Corp., 7.000% due 8/1/04                 4,138,750
  2,500,000  NR       S3 Inc., 5.750% due 10/1/03                      2,378,125
--------------------------------------------------------------------------------
                                                                      15,219,375
--------------------------------------------------------------------------------

Electronics Contract Manufacturing Services-- 0.9%
  2,000,000  BBB      Solectron Corp., zero coupon due 1/27/19         1,222,500
--------------------------------------------------------------------------------

Health Care, Drugs and Hospital Supplies-- 7.9%
  2,000,000  B        Alpharma Inc., 3.000% due 6/1/06                 2,365,000
  2,000,000  BBB-     Athena Neurosciences, Inc., 4.750% due
                      11/15/04                                         2,055,000
  1,250,000  AAA      Centocor Inc., 4.750% due 2/15/05                1,548,437
  1,250,000  A+       Goldman Sachs Group, 0.500% due 2/18/06          1,098,800
  1,250,000  BBB-     Healthsouth Corp., 3.250% due 4/1/03               975,000

--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 11

================================================================================
Schedule of Investments (unaudited)(continued)                 January 31, 2000
================================================================================
 FACE
AMOUNT     RATING(a)             SECURITY                               VALUE
================================================================================
Health Care, Drugs and Hospital Supplies - 7.9% (continued)
                      Roche Holdings Inc.:
$ 3,000,000  NR       Zero coupon due 5/6/12 (d)                     $ 1,451,250
  1,650,000  NR       Zero coupon due 1/19/15                          1,289,062
--------------------------------------------------------------------------------
                                                                      10,782,549
--------------------------------------------------------------------------------

Internet - Services - 0.8%
  2,100,000  BB-      America Online Inc., zero coupon due 12/6/19     1,057,875
--------------------------------------------------------------------------------

Office Equipment - 1.8%
  4,500,000  A-       Xerox Corp., 0.570% due 4/21/18                  2,401,875
--------------------------------------------------------------------------------

Oil and Natural Gas - 3.7%
  1,750,000  BBB+     Devon Energy Corp., 4.900% due 8/15/08           1,653,750
  1,750,000  BBB-     Kerr-Mcgee Corp., 7.500% due 5/15/14             1,666,875
  2,000,000  BB-      Pogo Producing Co., 5.500% due 6/15/06           1,667,500
--------------------------------------------------------------------------------
                                                                       4,988,125
--------------------------------------------------------------------------------

Oil Services - 3.2%
  1,500,000  A-       Diamond Offshore Drilling Inc., 3.750% due
                      2/15/07                                          1,455,000
  2,500,000  B-       Friede Goldman Halter, Inc., 4.500% due
                      9/15/04                                          1,546,875
  1,500,000  BBB-     Seacor Holdings Inc., 5.375% due 11/15/06        1,378,125
--------------------------------------------------------------------------------
                                                                       4,380,000
--------------------------------------------------------------------------------

Retail - 1.7%
                    Costco Cos., Inc.:
  1,000,000  A-       Zero coupon due 8/19/17 (d)                      1,140,000
  1,000,000  A-       Zero coupon due 8/19/17                          1,140,000
--------------------------------------------------------------------------------
                                                                       2,280,000
--------------------------------------------------------------------------------

Telecommunications Equipment-- 3.6%
    750,000  B-       Antec Corp., 4.500% due 5/15/03                  1,301,250
  3,000,000  B-       Aspect Communications Corp., zero coupon due
                      8/10/18                                          1,447,500
  2,000,000  A        DSC Communications Corp. 7.000% due 8/1/04       2,087,500
--------------------------------------------------------------------------------
                                                                       4,836,250
--------------------------------------------------------------------------------
                      TOTAL CONVERTIBLE BONDS AND NOTES
                      (Cost-- $69,250,208)                            71,046,831
================================================================================
REPURCHASE AGREEMENT-- 3.0%
  4,116,000           Goldman, Sachs & Co., 5.700% due 2/1/00;
                       Proceeds at maturity- $4,116,652; (Fully
                       collateralized by U.S. Treasury Notes and Bonds,
                       4.875% to 10.375%  due 3/31/01 to 5/15/17;
                       Market value - $4,168,402) (Cost - $4,116,000)  4,116,000
================================================================================
                       TOTAL INVESTMENTS - 100%
                      (Cost - $136,256,469**)                       $136,005,925
================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.

(b)   Non-income producing securities.

(c)   All or a portion of this security is on loan (See Note 6).

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 13 for bond ratings.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       2000 Semi-Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

The definition of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   -- Bonds rated "AAA" have the highest rating assigned by Standard &
         Poor's. Capacity to pay interest and repay principal is extremely strong.

AA    -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A     -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB   -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly and CCC speculative with respect to capacity and CCC to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B," and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa   -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    -- Bonds rated "Aa" are judged to be of high quality by all standards.
         Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A     -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa   -- Bonds rated "Baa" are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba    -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B     -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa   -- Bonds that are rated "Caa" are of poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.

NR    -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 13

================================================================================
Statement of Assets and Liabilities (unaudited)                 January 31, 2000
================================================================================

ASSETS:
Investments, at value (Cost - $136,256,469)                        $136,005,925
    Cash                                                                 72,633
    Collateral for securities on loan (Note 6)                        3,826,602
    Dividends and interest receivable                                   897,897
    Receivable for Fund shares sold                                          25
    Receivable for securities sold                                      994,613
--------------------------------------------------------------------------------
    Total Assets                                                    141,797,695
--------------------------------------------------------------------------------

LIABILITIES:
    Payable for securities on loan (Note 6)                           3,826,602
    Payable for securities purchased                                  3,654,086
    Investment advisory fees payable                                     54,558
    Administration fees payable                                          21,847
    Accrued expenses                                                     48,487
--------------------------------------------------------------------------------
    Total Liabilities                                                 7,605,580
--------------------------------------------------------------------------------
Total Net Assets                                                   $134,192,115
================================================================================

NET ASSETS:
    Par value of shares of beneficial interest                     $      9,267
    Capital paid in excess of par value                             152,647,632
    Undistributed net investment income                                 345,758
    Accumulated net realized loss from security transactions        (18,559,998)
    Net unrealized depreciation of investments                         (250,544)
--------------------------------------------------------------------------------
Total Net Assets                                                   $134,192,115
================================================================================

Shares Outstanding:
    Class A                                                           1,515,378
--------------------------------------------------------------------------------
    Class B                                                           1,075,590
--------------------------------------------------------------------------------
    Class L                                                              18,709
--------------------------------------------------------------------------------
    Class O                                                              27,631
--------------------------------------------------------------------------------
    Class Y                                                           6,629,967
--------------------------------------------------------------------------------

Net Asset Value:
    Class A (and redemption price)                                   $     14.42
--------------------------------------------------------------------------------
    Class B *                                                        $     14.38
--------------------------------------------------------------------------------
    Class L **                                                       $     14.34
--------------------------------------------------------------------------------
    Class O **                                                       $     14.34
--------------------------------------------------------------------------------
    Class Y (and redemption price)                                   $     14.51
--------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
    Class A (net asset value plus 5.26% of net asset value per
     share)                                                          $     15.18
--------------------------------------------------------------------------------
    Class L (net asset value plus 1.01% of net asset value per
     share)                                                          $     14.48
================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L and O shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                       2000 Semi-Annual Report to Shareholders

================================================================================
Statement of Operations (unaudited)    For the Six Months Ended January 31, 2000
================================================================================

INVESTMENT INCOME:
    Interest                                                        $ 2,566,091
    Dividends                                                         1,545,690
--------------------------------------------------------------------------------
    Total Investment Income                                           4,111,781
--------------------------------------------------------------------------------

EXPENSES:
    Investment advisory fees (Note 2)                                   351,337
    Administration fees (Note 2)                                        140,535
    Distribution fees (Note 2)                                          104,303
    Registration fees 51,628
    Shareholder and system servicing fees                                34,671
    Audit and legal 22,923
    Shareholder communications                                           19,033
    Trustees' fees 8,897
    Pricing service fees                                                  3,730
    Custody                                                               3,184
    Other                                                                 4,902
--------------------------------------------------------------------------------
    Total Expenses                                                      745,143
--------------------------------------------------------------------------------
Net Investment Income                                                 3,366,638
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
    Realized Loss From Security Transactions
    (excluding short-term securities):
      Proceeds from sales                                           117,064,285
      Cost of securities sold                                       130,492,202
--------------------------------------------------------------------------------
    Net Realized Loss                                               (13,427,917)
--------------------------------------------------------------------------------
    Change in Net Unrealized Depreciation of Investments:
      Beginning of period(5,738,798)
      End of period                                                    (250,544)
--------------------------------------------------------------------------------
    Decrease in Net Unrealized Depreciation                           5,488,254
--------------------------------------------------------------------------------
Net Loss on Investments                                              (7,939,663)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $ (4,573,025)
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 15

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended January 31, 2000 (unaudited) and the Year Ended July 31, 1999

                                                                            2000             1999
----------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                                                $3,366,638       $6,713,328
    Net realized loss                                                   (13,427,917)      (5,081,416)
    (Increase) decrease in net unrealized depreciation                    5,488,254       (5,574,411)
----------------------------------------------------------------------------------------------------
    Decrease in Net Assets From Operations                               (4,573,025)      (3,942,499)
----------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                (3,192,214)      (6,407,643)
    Net realized gains                                                           --       (4,074,052)
----------------------------------------------------------------------------------------------------
    Decrease in Net Assets From
      Distributions to Shareholders                                      (3,192,214)     (10,481,695)
----------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 8):
    Net proceeds from sale of shares                                      7,959,293       34,308,284
    Net asset value of shares issued for reinvestment of dividends          795,345        3,497,766
    Cost of shares reacquired                                           (11,316,226)     (24,850,065)
----------------------------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets From Fund Share Transactions       (2,561,588)      12,955,985
----------------------------------------------------------------------------------------------------

Decrease in Net Assets                                                  (10,326,827)      (1,468,209)
NET ASSETS:
    Beginning of period                                                 144,518,942      145,987,151
----------------------------------------------------------------------------------------------------
    End of period*                                                     $134,192,115     $144,518,942
====================================================================================================
* Includes undistributed net investment income of:                         $345,758         $171,334
====================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                       2000 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1. Significant Accounting Policies

The Smith Barney Convertible Fund ("Fund"), a separate investment fund of Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of the Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date and interest income, adjusted for accretion of original discount, is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 1999, reclassifications were made to undistributed net investment income and accumulated net realized gains to reflect book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Trust's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Fund's transfer agent and


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 17

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

PFPC Global Fund Services ("PFPC") became the sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by Private Trust. During the period October 1, 1999 through January 31, 2000, the Fund paid transfer agent fees of $17,356 to Private Trust.

CFBDS, Inc. acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as members of the selling group. For the six months ended January 31, 2000, SSB received no brokerage commissions.

For the six months ended January 31, 2000, CFBDS and SSB received sales charges of approximately $1,000 on sales of the Fund's Class L shares.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the six months ended January 31, 2000, CDSCs paid to SSB were approximately $12,000 for Class B shares.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, L and O shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B, L and O shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets of each class, respectively.

For the six months ended January 31, 2000, total Distribution Plan fees incurred were:

                                        Class A    Class B    Class L    Class O
================================================================================
Distribution
 Plan Fees                              $30,150    $70,274    $2,191     $1,688
================================================================================

All officers and one Trustee of the Trust are employees of SSB.

3. Investments

During the six months ended January 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $124,293,687
--------------------------------------------------------------------------------
Sales                                                                117,064,285
================================================================================

At January 31, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 6,230,371
Gross unrealized depreciation                                        (6,480,915)
-------------------------------------------------------------------------------
Net unrealized depreciation                                         $  (250,544)
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Options Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of


--------------------------------------------------------------------------------
18                                       2000 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At January 31, 2000, the Fund had no open purchased put or call options contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended January 31, 2000, the Fund did not have any written call or put options.

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At January 31, 2000, the Fund loaned common stocks having a value of $3,796,950 and holds the following collateral for loaned securities:

Security Description                                                    Value
================================================================================
Time Deposits:
  Chase Manhattan Bank, 5.880% due 2/1/00                            $   830,474
Tri-Party Repurchase Agreements:
  J.P. Morgan Securities, 5.800% due 2/1/00 825,538
  Morgan Stanley Dean Witter & Co.,
    5.810% due 2/1/00                                                  2,170,590
--------------------------------------------------------------------------------
Total                                                                $ 3,826,602
================================================================================

Income earned by the Fund from securities loaned for the six months ended January 31, 2000 was $17,506.


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 19

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

7. Capital Loss Carryforward

At July 31, 1999, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $2,263,000, available to offset future capital gains through July 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

8. Shares of Beneficial Interest

At January 31, 2000, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At January 31, 2000, total paid-in capital amounted to the following for each class:

                             Class A       Class B      Class L     Class O       Class Y
===========================================================================================
Total Paid-in Capital      $21,449,739   $19,355,133   $329,449    $532,034    $110,990,544
===========================================================================================

Transactions in shares of each class were as follows:

                                          Six Months Ended                      Year Ended
                                          January 31, 2000                     July 31, 1999
                                    ----------------------------        ---------------------------
                                     Shares             Amount           Shares             Amount
====================================================================================================
Class A
Shares sold                           75,616         $ 1,036,663          136,322       $  2,095,560
Shares issued on reinvestment         28,723             496,640          121,000          1,853,157
Shares reacquired                   (303,612)         (4,463,860)        (659,488)       (10,153,855)
----------------------------------------------------------------------------------------------------
Net Decrease                        (199,273)        $(2,930,557)        (402,166)      $ (6,205,138)
====================================================================================================
Class B
Shares sold                           25,744         $   372,341           85,020       $  1,307,023
Shares issued on reinvestment         19,343             282,456          101,749          1,556,010
Shares reacquired                   (386,414)         (5,638,009)        (876,431)       (13,432,261)
----------------------------------------------------------------------------------------------------
Net Decrease                        (341,327)        $(4,983,212)        (689,662)      $(10,569,228)
====================================================================================================
Class L
Shares sold                            2,679         $    38,702           27,844       $    429,273
Shares issued on reinvestment            412               6,016            1,417             21,652
Shares reacquired                    (19,970)           (289,317)          (6,109)           (93,180)
----------------------------------------------------------------------------------------------------
Net Increase (Decrease)              (16,879)        $  (244,599)          23,152       $    357,745
====================================================================================================
Class O
Shares sold                               --         $        --              180       $      2,762
Shares issued on reinvestment            697              10,233            4,379             66,947
Shares reacquired                    (10,740)           (156,446)         (59,200)          (915,187)
----------------------------------------------------------------------------------------------------
Net Decrease                         (10,043)        $  (146,213)         (54,641)      $   (845,478)
====================================================================================================
Class Y
Shares sold                          441,180         $ 6,511,587        1,965,698       $ 30,473,666
Shares issued on reinvestment             --                  --               --                 --
Shares reacquired                    (52,106)           (768,594)         (16,550)          (255,582)
----------------------------------------------------------------------------------------------------
Net Increase                         389,074         $ 5,742,993        1,949,148       $ 30,218,084
====================================================================================================


--------------------------------------------------------------------------------
20                                       2000 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

Class A Shares                                  2000(1)(2)      1999(2)     1998        1997       1996(2)     1995
=====================================================================================================================
Net Asset Value, Beginning of Period               $15.25        $16.90      $18.61      $15.66     $15.27     $14.56
---------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                              0.34          0.69        0.73        0.78       0.74       0.74
  Net realized and unrealized gain (loss)           (0.85)        (1.24)      (0.39)       3.28       0.38       0.70
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 (0.51)        (0.55)       0.34        4.06       1.12       1.44
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             (0.32)        (0.66)      (0.79)      (0.75)     (0.73)     (0.73)
  Net realized gains                                   --         (0.44)      (1.26)      (0.36)        --         --
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.32)        (1.10)      (2.05)      (1.11)     (0.73)     (0.73)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $14.42        $15.25      $16.90      $18.61     $15.66     $15.27
---------------------------------------------------------------------------------------------------------------------
Total Return                                        (3.33)%++     (3.11)%      1.97%      26.94%      7.41%     10.35%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                  $21,850       $26,141     $35,780     $38,803    $34,888    $35,238
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                           1.30%+        1.29%       1.25%       1.27%      1.40%      1.40%
  Net investment income                              4.56+         4.45        4.09        4.61       4.68       5.13
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                93%           27%         49%         57%        59%        48%
=====================================================================================================================

Class B Shares                                  2000(1)(2)      1999(2)     1998        1997       1996(2)     1995
=====================================================================================================================
Net Asset Value, Beginning of Period               $15.22        $16.89      $18.60      $15.66     $15.27     $14.56
---------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                              0.30          0.61        0.64        0.69       0.66       0.67
  Net realized and unrealized gain (loss)           (0.85)        (1.24)      (0.38)       3.28       0.39       0.70
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 (0.55)        (0.63)       0.26        3.97       1.05       1.37
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             (0.29)        (0.60)      (0.71)      (0.67)     (0.66)     (0.66)
  Net realized gains                                   --         (0.44)      (1.26)      (0.36)        --         --
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.29)        (1.04)      (1.97)      (1.03)     (0.66)     (0.66)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $14.38        $15.22      $16.89      $18.60     $15.66     $15.27
---------------------------------------------------------------------------------------------------------------------
Total Return                                        (3.59)%++     (3.61)%      1.51%      26.29%      6.91%      9.80%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                  $15,468       $21,559     $35,570     $42,927    $42,420    $45,524
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                           1.81%+        1.76%       1.74%       1.77%      1.90%      1.90%
  Net investment income                              4.05+         3.98        3.60        4.12       4.18       4.63
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                93%           27%         49%         57%        59%        48%
=====================================================================================================================

(1)   For the six months ended January 31, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 21

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class L Shares                               2000(1)(2)    1999(2)    1998(3)
================================================================================
Net Asset Value, Beginning of Period          $15.18      $16.90      $17.14
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.28        0.53        0.05
  Net realized and unrealized loss             (0.84)      (1.24)      (0.17)
--------------------------------------------------------------------------------
Total Loss From Operations                     (0.56)      (0.71)      (0.12)
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.28)      (0.57)      (0.12)
  Net realized gains                              --       (0.44)         --
--------------------------------------------------------------------------------
Total Distributions                            (0.28)      (1.01)      (0.12)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                $14.34      $15.18      $16.90
--------------------------------------------------------------------------------
Total Return                                   (3.70)%++   (4.08)%     (0.74)%++
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $268        $540        $210
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      2.18%+      2.30%       1.98%+
  Net investment income                         3.75+       3.39        2.51+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                           93%         27%         49%
================================================================================

Class O Shares                                  2000(1)(2)      1999(2)     1998        1997       1996(2)     1995(5)(6)
==========================================================================================================================
Net Asset Value, Beginning of Period               $15.19        $16.87      $18.58      $15.64     $15.27      $14.09
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                              0.29          0.61        0.63        0.67       0.67        0.50
  Net realized and unrealized gain (loss)           (0.84)        (1.25)      (0.37)       3.31       0.37        1.17
--------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 (0.55)        (0.64)       0.26        3.98       1.04        1.67
--------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             (0.30)        (0.60)      (0.71)      (0.68)     (0.67)      (0.49)
  Net realized gains                                   --         (0.44)      (1.26)      (0.36)        --          --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.30)        (1.04)      (1.97)      (1.04)     (0.67)      (0.49)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $14.34        $15.19      $16.87      $18.58     $15.64      $15.27
--------------------------------------------------------------------------------------------------------------------------
Total Return                                        (3.65)%++     (3.66)%      1.53%      26.37%      6.82%      12.17%++
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                     $396          $572      $1,557      $1,252       $641         $83
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                           1.89%+        1.78%       1.70%       1.74%      1.86%       1.87%+
  Net investment income                              3.89+         4.00        3.63        4.14       4.17        4.77+
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                93%           27%         49%         57%        59%         48%
==========================================================================================================================

(1)   For the six months ended January 31, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)   For the period from June 15, 1998 (inception date) to July 31, 1998.

(4)   On June 12, 1998, Class C shares were renamed Class O shares.

(5) On November 7, 1994, the former Class D shares were renamed Class C shares.

(6)   For the period from November 7, 1994 (inception date) to July 31, 1995.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
22                                       2000 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class Y Shares                                    2000(1)(2)       1999(2)      1998        1997    1996(2)(3)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $15.34         $16.98       $18.66      $15.68    $16.15
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                0.38           0.76         0.77        0.83      0.38
  Net realized and unrealized gain (loss)             (0.86)         (1.25)       (0.35)       3.31     (0.46)
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                   (0.48)         (0.49)        0.42        4.14     (0.08)
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                               (0.35)         (0.71)       (0.84)      (0.80)    (0.39)
  Net realized gains                                     --          (0.44)       (1.26)      (0.36)       --
-------------------------------------------------------------------------------------------------------------
Total Distributions                                   (0.35)         (1.15)       (2.10)      (1.16)    (0.39)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $14.51         $15.34       $16.98      $18.66    $15.68
-------------------------------------------------------------------------------------------------------------
Total Return                                          (3.12)%++      (2.68)%       2.42%      27.44%    (0.56)%++
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                    $96,210        $95,707      $72,870     $29,080    $9,189
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                             0.85%+         0.83%        0.83%       0.85%     1.00%+
  Net investment income                                5.01+          4.87         4.49        5.04      4.98+
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  93%            27%          49%         57%       59%
-------------------------------------------------------------------------------------------------------------

(1)   For the six months ended January 31, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)   For the period from February 7, 1996 (inception date) to July 31, 1996.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 23

SMITH BARNEY
CONVERTIBLE FUND

TRUSTEES
Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

OFFICERS
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Daniel J. Berkery
Investment Officer

Ross S. Margolies
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER
SSB Citi Fund Management LLC

DISTRIBUTOR
CFBDS, Inc.

CUSTODIAN
PNC Bank, N.A.

TRANSFER AGENT
Smith Barney Private Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of shareholders of Smith Barney Convertible Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

SALOMON SMITH BARNEY
------------------------------
A member of citigroup [GRAPHIC]

Salomon Smith Barney is a Service mark of Salomon Smith Barney Inc.

SMITH BARNEY
CONVERTIBLE FUND
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

FD02170 3/00

[LOGO] SB
       MF

                               [GRAPHIC OMITTED]

                                  SMITH BARNEY
                                 MUNICIPAL HIGH
                                     INCOME

                                                                    Fund

                                                              STYLE PURE SERIES

                                                              SEMI-ANNUAL REPORT

                                                              JANUARY 31, 2000

SB   Smith Barney   [LOGO]
MF   Mutual Funds

             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

Smith Barney Municipal
High Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Smith Barney Municipal High Income Fund ("Fund") seeks maximum current income that is exempt from federal income taxes1 by investing primarily in intermediate- and long-term municipal bonds and municipal leases, rated A, Baa or Ba by Moody's Investors Service, Inc. or A, BBB or BB by Standard & Poor's Ratings Service.

Smith Barney Municipal High Income Fund
Average Annual Total Returns
January 31, 2000

                                               Without Sales Charges(2)
                                     -------------------------------------------
                                         Class A         Class B         Class L
================================================================================
Six-Month+                               (5.89)%         (6.14)%         (6.19)%
--------------------------------------------------------------------------------
One-Year                                 (7.01)          (7.49)          (7.59)
--------------------------------------------------------------------------------
Five-Year                                 5.04            4.51            4.43
--------------------------------------------------------------------------------
Ten-Year                                   N/A            5.54             N/A
--------------------------------------------------------------------------------
Since Inception++                         5.01            6.92            5.57
================================================================================

                                               Without Sales Charges(3)
                                     -------------------------------------------
                                         Class A         Class B         Class L
================================================================================
Six-Month+                               (9.67)%         (10.24)%        (8.02)%
--------------------------------------------------------------------------------
One-Year                                (10.75)          (11.44)         (9.39)
--------------------------------------------------------------------------------
Five-Year                                 4.18             4.36           4.21
--------------------------------------------------------------------------------
Ten-Year                                   N/A             5.54            N/A
--------------------------------------------------------------------------------
Since Inception++                         4.41             6.92           5.37
================================================================================

(1) Please note that a portion of the income from this Fund may be subject to the Alternative Minimum Tax ("AMT").
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase and thereafter declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.
      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.
+ Total return is not annualized, as it may not be representative of the total return for year
++ Inception dates for Class A, B and L shares are November 6, 1992, September 16, 1985 and November 17, 1994.

--------------------------------------------------------------------------------
MUNICIPAL BOND MARKET HIGHLIGHT
--------------------------------------------------------------------------------

We remain confident that we can achieve a high level of tax-exempt income, consistent with prudent investing and careful assessment of credits. While we believe municipal securities represent good value relative to inflation, we expect some upward pressure until markets stabilize with regard to inflation and ongoing Fed vigilance. The recent rise in interest rates has created buying opportunities. Nevertheless, we doubt that yields will rise much above recent levels, and we tend to use periods of market weakness to add to our positions. We are still confident that municipal bonds should continue to do well on a relative basis in 2000.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

               Class A                    STXAX
               Class B                    SXMTX
               Class L                    SMHLX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter ............................................................1

Historical Performance ........................................................4

Smith Barney Municipal High
Income Fund at a Glance .......................................................6

Schedule of Investments .......................................................7

Statement of Assets and Liabilities ..........................................19

Statement of Operations ......................................................20

Statements of Changes in Net Assets ..........................................21

Notes to Financial Statements ................................................22

Financial Highlights .........................................................25

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]                           [PHOTO OMITTED]

HEATH B.                                  PETER M.
MCLENDON                                  COFFEY

Chairman                                  Vice President

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Municipal High Income Fund ("Fund") for the period ended January 31, 2000. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update

For the six-months ended January 31, 2000, the Fund's Class A shares posted a negative total return of 5.89%, excluding the effects of sales charges. In comparison, its Lipper, Inc. peer group posted a return of a negative 3.82% for the same period. (Lipper, Inc. is a major fund-tracking organization.)

Market and Economic Overview

The municipal bond market went through a challenging year in 1999. Yields moved up all along the yield curve, causing the market value of existing holdings to erode significantly. (The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.) Indeed, many investors had sufficiently large losses to justify tax loss swaps, a key source of market activity in November and December.

The bond market has suffered in recent months from uncertainty over the outlook for Federal Reserve Board ("Fed") policy, given the resilience of stock markets and the apparent acceleration of consumer demand at the end of 1999. This, in addition to the considerable momentum going into 2000, implies that there may be less financial restraint in the economy than previously believed. The pace of demand growth is surpassing even optimistic assessments of the economy's limits, threatening inflation and underscoring the need for further Fed restraint.

A robust U.S. economy and three Fed interest-rate hikes negatively affected many bond investors in 1999, the worst year for bond investing since 1994. Last year was particularly challenging for U.S. Treasury securities. The 30-year U.S. Treasury bond suffered its worst decline in total return on record. This poor performance of U.S. Treasuries reflects a reversal of the "flight to quality" that developed during the global financial turmoil at the end of 1998. The best performing sector of the bond market in 1999 was municipal securities. Many factors contributed to this rebound in municipal yields. Key reasons include:

o An even larger rebound in U.S. Treasury yields. 30-year U.S. Treasury yield moved from roughly 5.05% at year-end 1998 to 6.50% at the end of 1999. In our opinion, the factors that pushed all rates up included: 1) A far stronger global economy; 2) extraordinarily strong U.S. growth; and 3) concerns that the Fed might have to move aggressively to forestall inflationary pressures;

o     A collapse in institutional demand for municipal bonds; and

o The problematic tax treatment of discounted municipals, which reduced market demand for bonds trading at a significant discount from the original offering price.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                        1

On February 2, 2000, the Fed raised interest rates for a fourth time in less than eight months, aiming to keep inflationary pressures at bay and to slow the nation's rapidly growing economy. Perhaps more significant than the Fed's actions was its accompanying statement that rapid growth could foster inflationary imbalances that would undermine the economy's record economic expansion.

We believe that the Fed's cautionary statement may hint at a slightly more aggressive approach in the months ahead. However, in our view, bond yields are high enough to adequately reflect the risk of slightly higher inflation. Indeed, we think that bond yields may be at or near their peak.

U.S. Treasuries have remained in a narrow trading range just above 6%, while select long-term municipal bonds are yielding approximately 95% to 100% of long-term U.S. Treasury bonds. Under typical market conditions, municipal bonds yield roughly 85% of similar-maturity U.S. Treasury bonds.

Presently, the U.S. economy appears to be battling opposing forces. On the one hand, inflation appears to be well contained. On the other hand, most economic observers -- including most Fed officials -- want the U.S. economy to slow from its current 4% annual growth rate in order to forestall a possible rebound in inflation. We believe that a modest amount of additional restraint could put the U.S. economy on a path toward sustainable, noninflationary growth.

Investment Strategy

As previously noted, the Municipal High Income Fund seeks maximum current income that is exempt from federal income taxes(1) by investing primarily in intermediate- and long-term municipal bonds and municipal leases, rated A, Baa or Ba by Moody's Investors Service, Inc. or A, BBB or BB by Standard & Poor's Ratings Service. (Standard & Poor's Corporation and Moody's Investors Service Inc. are two major credit-reporting and bond-rating agencies.)

Preferred sectors in the Fund include hospital bonds (15.0%), transportation bonds (13.6%), industrial development revenue bonds (12.1%) and multi-family housing bonds (12.1%). In our view, these issues tend to represent opportunities for higher yield at good relative values.

Municipal Bond Market Outlook

A few months into 2000, we think that the worst may be over. Many bond investment professionals expect that yields on 30-year U.S. Treasuries may trade between 6% and 6.7% over the next 12 months. These yields can provide investors with a comfortable cushion against declines in bond prices.

Inflation is the main factor driving bond market returns. Concerns persist over the acceleration in inflation in the Consumer Price Index ("CPI"), which climbed in 1999 as oil prices doubled. The bond market is likely to remain unsettled until worries about future Fed monetary tightenings and the rapid pace of economic growth subside. It is a possibility that the Fed may raise rates again in the first half of the year. Nevertheless, we doubt that yields will rise much above recent levels, and we tend to use periods of market weakness to add to our positions.

We are still confident that municipal bonds will continue to do well on a relative basis in 2000. The new issue calendar seems quite manageable and the artificial pressures created by tax swapping have abated to a significant degree.

Our outlook for new municipal bond issue volume is for a continuation of a steady supply for 2000, likely remaining in 1999's $225.9 billion range. We also expect new money financings to increase as a result of rebounds in transportation issues and education financing.

Given the higher yields and tighter conditions that already prevail in many sectors of the bond market, the Fed's recent actions may be sufficient to slow the

----------
(1) Please note that a portion of the income from this Fund may be subject to the Alternative Minimum Tax ("AMT").


--------------------------------------------------------------------------------
2                                        2000 Semi-Annual Report to Shareholders
economy without triggering higher inflation. We believe that the good news is that the economy's "soft landing" is likely to be at a higher annual growth rate than was previously thought possible due to the possible emergence of a "New Economy" where technological advances can spur growth without inflationary pressures.

Although the bond markets remain unsettled, we will continue to be gradual buyers in the market over time for several reasons, such as:

o Real municipal yields remain very high by historical standards, representing excellent value in our opinion;

o Longer intermediate and long maturity yields remain very high relative to their taxable counterparts;

o The municipal yield curve remains very steeply sloped, even as the U.S. Treasury yield curve is as flat as it has been in approximately six years. The difference in yield between 1-year and 30-year U.S. Treasuries is roughly 62 basis points. In municipals, the differential is over 200 basis points (a basis point is equal to 0.01%); and

o When capital markets begin to believe that the Fed has achieved its goal of easing growth down to non-inflationary levels, bonds could rally and shortages of bonds with the best coupon structures and call provisions could surface.

In closing, we thank you for your investment in the Municipal High Income Fund Inc. We look forward to continuing to help you pursue your financial goals in the new century.


Sincerely,


/s/ Heath B. McLendon                   /s/ Peter M. Coffey


Heath B. McLendon                       Peter M. Coffey
Chairman                                Vice President

February 7, 2000


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                        3

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                           Net Asset Value
                        --------------------
                        Beginning    End       Income     Capital Gain    Return      Total(1)
Period Ended            of Period  of Period  Dividends  Distributions  of Capital    Returns(1)
================================================================================================
1/31/00                  $ 16.98    $ 15.47    $ 0.47       $ 0.05        $ 0.00       (5.89)%+
------------------------------------------------------------------------------------------------
7/31/99                    17.96      16.98      0.92         0.43          0.00        2.06
------------------------------------------------------------------------------------------------
7/31/98                    18.07      17.96      0.98         0.27          0.00        6.54
------------------------------------------------------------------------------------------------
7/31/97                    17.31      18.07      0.98         0.00          0.00       10.40
------------------------------------------------------------------------------------------------
7/31/96                    17.25      17.31      1.00         0.00          0.00        6.28
------------------------------------------------------------------------------------------------
7/31/95                    17.26      17.25      1.00         0.02          0.04        6.42
------------------------------------------------------------------------------------------------
7/31/94                    18.24      17.26      1.06         0.13          0.00        1.14
------------------------------------------------------------------------------------------------
Inception*- 7/31/93        17.45      18.24      0.83         0.16          0.00       10.24+
================================================================================================
  Total                                        $ 7.24       $ 1.06        $ 0.04
================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                           Net Asset Value
                        --------------------
                        Beginning    End       Income     Capital Gain    Return      Total(1)
Period Ended            of Period  of Period  Dividends  Distributions  of Capital    Returns(1)
================================================================================================
1/31/00                  $ 16.99    $ 15.48   $  0.43       $ 0.05        $ 0.00       (6.14)%+
------------------------------------------------------------------------------------------------
7/31/99                    17.98      16.99      0.83         0.43          0.00        1.48
------------------------------------------------------------------------------------------------
7/31/98                    18.09      17.98      0.89         0.27          0.00        6.01
------------------------------------------------------------------------------------------------
7/31/97                    17.32      18.09      0.89         0.00          0.00        9.89
------------------------------------------------------------------------------------------------
7/31/96                    17.26      17.32      0.92         0.00          0.00        5.74
------------------------------------------------------------------------------------------------
7/31/95                    17.26      17.26      0.91         0.02          0.04        5.91
------------------------------------------------------------------------------------------------
7/31/94                    18.24      17.26      0.96         0.13          0.00        0.60
------------------------------------------------------------------------------------------------
7/31/93                    18.00      18.24      1.02         0.17          0.00        8.28
------------------------------------------------------------------------------------------------
7/31/92                    16.97      18.00      1.04         0.14          0.00        13.50
------------------------------------------------------------------------------------------------
7/31/91                    16.98      16.97      1.10         0.11          0.00        7.40
------------------------------------------------------------------------------------------------
7/31/90                    17.31      16.98      1.12         0.03          0.00        4.95
================================================================================================
Total                                         $ 10.11       $ 1.35        $ 0.04
================================================================================================


--------------------------------------------------------------------------------
4                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                           Net Asset Value
                        --------------------
                        Beginning    End       Income     Capital Gain    Return      Total(1)
Period Ended            of Period  of Period  Dividends  Distributions  of Capital    Returns(1)
================================================================================================
1/31/00                  $ 16.96    $ 15.45    $ 0.42       $ 0.05        $ 0.00       (6.19)%+
------------------------------------------------------------------------------------------------
7/31/99                    17.95      16.96      0.82         0.43          0.00        1.42
------------------------------------------------------------------------------------------------
7/31/98                    18.07      17.95      0.88         0.27          0.00        5.91
------------------------------------------------------------------------------------------------
7/31/97                    17.31      18.07      0.89         0.00          0.00        9.79
------------------------------------------------------------------------------------------------
7/31/96                    17.25      17.31      0.91         0.00          0.00        5.69
------------------------------------------------------------------------------------------------
Inception*- 7/31/95        15.83      17.25      0.62         0.02          0.04       13.45+
================================================================================================
  Total                                        $ 4.54       $ 0.77        $ 0.04
================================================================================================

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                   Without Sales Charges(1)
                                             -----------------------------------
                                             Class A      Class B       Class L
================================================================================
Six Months Ended 1/31/00+                    (5.89)%       (6.14)%       (6.19)%
--------------------------------------------------------------------------------
Year Ended 1/31/00                           (7.01)        (7.49)        (7.59)
--------------------------------------------------------------------------------
Five Years Ended 1/31/00                      5.04          4.51          4.43
--------------------------------------------------------------------------------
Ten Years Ended 1/31/00                        N/A          5.54           N/A
--------------------------------------------------------------------------------
Inception* through 1/31/00                    5.01          6.92          5.57
================================================================================

                                                   Without Sales Charges(2)
                                             -----------------------------------
                                             Class A      Class B       Class L
================================================================================
Six Months Ended 1/31/00+                    (9.67)%      (10.24)%       (8.02)%
--------------------------------------------------------------------------------
Year Ended 1/31/00                          (10.75)       (11.44)        (9.39)
--------------------------------------------------------------------------------
Five Years Ended 1/31/00                      4.18          4.36          4.21
--------------------------------------------------------------------------------
Ten Years Ended 1/31/00                        N/A          5.54           N/A
--------------------------------------------------------------------------------
Inception* through 1/31/00                    4.41          6.92          5.37
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                Without Sales Charges(1)
================================================================================
Class A (Inception* through 1/31/00)                      42.42%
--------------------------------------------------------------------------------
Class B (1/31/90 through 1/31/00)                         71.47
--------------------------------------------------------------------------------
Class L (Inception* through 1/31/00)                      32.62
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00% respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B and L shares are November 6, 1992, September 16, 1985 and November 17, 1994, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                        5

--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class B Shares of the Smith Barney Municipal High Income Fund vs. Lehman Brothers Municipal Bond Index+

-------------------------------------------------------------------------------

                          January 1990 -- January 2000

                               [GRAPHIC OMITTED]

  [The following table was depicted as a line graph in the printed material.]

                             SBMuniHiInc                Lehman
                             -----------                ------
January\1990                    10000                   10000
July\1990                       10394                   10480
July\1991                       11163                   11395
July\1992                       12670                   12961
July\1993                       13718                   14107
July\1994                       13800                   14370
July\1995                       14616                   15502
July\1996                       16454                   16525
July\1997                       16981                   18220
July\1998                       18001                   19312
July\1999                       18268                   19869
January\2000                    17147                   19479

+ Hypothetical illustration of $10,000 invested in Class B shares on January 31, 1990, assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2000. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of bonds which are all investment grade, fixed rate, long-term maturities (greater than one year) and are selected from issues larger than $50 million dated since January 1991. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

   [The following table was depicted as a bar graph in the printed material.]

Industry Diversification*
--------------------------------------------------------------------------------

  2.7%        Education
  2.2%        General Obligation
 15.0%        Hospital
 17.1%        Housing
 12.1%        Industrial Development
  8.9%        Life Care Systems
  5.8%        Pollution Control
 13.6%        Transportation
  6.3%        Utility
  2.3%        Water & Sewer
 14.0%        Other

* As a percentage of total investments.

Summary of Investments by Combined Ratings*
--------------------------------------------------------------------------------

                         Standard                 Percentage
      Moody's            & Poor's            of Total Investments
--------------------------------------------------------------------------------

        Aaa                 AAA                        15.4%

        Aa                  AA                          3.7

         A                   A                          9.1

        Baa                 BBB                        22.5

        Ba                  BB                          7.5

         B                   B                          2.3

        Ca                  CC                          0.6

        NR                  NR                         38.9
                                                      -----
                                                      100.0%
                                                      =====


--------------------------------------------------------------------------------
6                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                             January 31, 2000
--------------------------------------------------------------------------------

          FACE
         AMOUNT   RATING(a)                              SECURITY                                                        VALUE
=================================================================================================================================
MUNICIPAL BONDS AND NOTES -- 100%
Alabama -- 1.4%
     $ 4,000,000  Baa3*    Alabama IDA, (Boise Cascade project), 6.450% due 12/1/23(b)                              $   3,680,000
       1,225,000  Baa1*    Courtland, AL IDB, (Champion International Project), Series A,
                              6.700% due 11/1/29                                                                        1,203,562
       2,500,000  AAA      Morgan County-Decatur, AL Healthcare Authority, Hospital Revenue, Decatur
                              General Hospital, CONNIE LEE-Insured, 6.250% due 3/1/13                                   2,565,625
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        7,449,187
---------------------------------------------------------------------------------------------------------------------------------
Alaska -- 0.5%
       3,000,000  NR       Juneau, AK City and Boro, (St. Ann's Care Center Inc.), Nonrecourse Revenue,
                             6.875% due 12/1/25                                                                         2,673,750
---------------------------------------------------------------------------------------------------------------------------------
Arizona -- 2.5%
       2,900,000  BBB+     Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series A,
                              6.625% due 7/1/20                                                                         2,733,250
       2,500,000  NR       Flagstaff, AZ IDA, (Living Community Northern Community Project),
                              6.300% due 9/1/38                                                                         2,075,000
       2,000,000  NR       Gilbert, AZ Development Authority Non-Profit Revenue, 5.850% due 2/1/19                      1,760,000
                           Maricopa County, AZ IDA, Multi-Family Housing Revenue:
       5,325,000  NR         6.500% due 7/1/29                                                                          4,805,812
       1,965,000  NR         7.400% due 7/1/29                                                                          1,842,188
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       13,216,250
---------------------------------------------------------------------------------------------------------------------------------
Arkansas -- 0.1%
         735,000  AAA      Arkansas State Development Finance Authority, Single-Family Mortgage Revenue,
                             Series A, GNMA/FNMA-Collateralized, 6.200% due 7/1/15                                        740,513
---------------------------------------------------------------------------------------------------------------------------------
California -- 3.0%
       6,000,000  NR       Barona Band of Mission Indians, GO, 8.250% due 1/1/20                                        5,910,000
       3,000,000  A-       Los Angeles, CA Regional Airports Improvement, Corporate Lease Revenue, LA
                              International Airport, 6.800% due 1/1/27 (b)                                              3,048,750
       3,800,000  Aaa*     San Bernardino County, CA Single Family Mortgage Revenue, Series A-1,
                              GNMA/FNMA-Collateralized, 5.000% due 12/1/31                                              3,804,750
       3,000,000  Ba2*     Vallejo, CA COP, Lease Revenue, Touro University, 7.375% due 6/1/29                          2,902,500
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       15,666,000
---------------------------------------------------------------------------------------------------------------------------------
Colorado -- 2.3%
                           Colorado Health Facilities Authority Revenue:
       1,100,000  NR         Health and Residential Care Facilities, 6.000% due 7/1/29 (b)                                891,000
       2,500,000  NR         Volunteers of America, Series A, 5.875% due 7/1/28                                         1,993,750
       4,750,000  BBB+     Colorado Springs, CO Airport Revenue, Series A, 7.000% due 1/1/22 (b)                        4,850,937
                           Denver, CO City and County Airport Revenue:
         205,000  BBB+       Series A, 7.500% due 11/15/23 (b)                                                            218,325
       1,715,000  BBB+       Series C, 6.750% due 11/15/22 (b)                                                          1,719,288
       2,250,000  AAA      Jefferson County, CO COP, MBIA-Insured, 6.650% due 12/1/08                                   2,373,750
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       12,047,050
---------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                        7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 2000
--------------------------------------------------------------------------------

          FACE
         AMOUNT   RATING(a)                              SECURITY                                                        VALUE
=================================================================================================================================
Connecticut -- 0.8%
     $ 2,000,000  AAA      Connecticut State Airport Revenue, Bradley International Airport, FGIC-Insured,
                              7.650% due 10/1/12                                                                    $   2,210,000
                           Connecticut State Health and Educational Facilities,
                              University of Hartford, Series D:
         640,000  BBB-         6.750% due 7/1/12                                                                          645,600
       1,450,000  BBB-         6.800% due 7/1/22                                                                        1,435,500
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        4,291,100
---------------------------------------------------------------------------------------------------------------------------------
Delaware -- 0.7%
       4,000,000  NR       Sussex County, DE Assisted Living Facility Revenue, (Heritage at Milford Project),
                             7.250% due 7/1/29                                                                          3,620,000
---------------------------------------------------------------------------------------------------------------------------------
District of Columbia -- 1.3%
       6,500,000  BBB-     District of Columbia COP, 7.300% due 1/1/13                                                  6,849,375
---------------------------------------------------------------------------------------------------------------------------------
Florida -- 2.0%
       4,250,000  NR       Hillsborough County, FL IDA Revenue, (Lakeshore Villas Project), Series A,
                              6.700% due 7/1/21                                                                         3,809,063
       2,800,000  A3*      Hillsborough County, FL Utility Revenue, Series A, 7.000% due 8/1/14                         2,905,000
       2,100,000  NR       Orange County, FL HFA, Multi-Family Revenue, Series C, 9.000% due 1/1/32                     2,089,500
       1,900,000  AAA      Tampa, FL Utility Tax and Special Revenue, AMBAC-Insured, 6.900% due 10/1/09                 1,997,375
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       10,800,938
---------------------------------------------------------------------------------------------------------------------------------
Georgia -- 7.4%
       4,000,000  A        Atlanta, GA Airport Facilities Revenue, 7.250% due 1/1/17 (b)(c)                             4,135,800
       5,595,000  NR       Atlanta, GA Urban Residential Finance Authority, Multi-Family Revenue, Series A,
                              6.750% due 3/1/31                                                                         5,035,500
       5,000,000  NR       Augusta, GA Housing Authority, Multi-Family Housing Revenue,
                              (Emerald Coast Housing II), Series A, 7.500% due 8/1/34                                   4,618,750
       2,300,000  Baa1*    Clayton County, GA Housing Authority, Multi-Family Housing Revenue,
                              (Magnolia Park Apartments Project), 7.500% due 12/1/30                                    2,147,625
       1,500,000  NR       Columbus, GA Housing Authority Revenue, (Gardens at Calvary Project),
                              7.000% due 11/15/29                                                                       1,346,250
       4,840,000  NR       Coweta County, GA Development Authority Revenue, 6.750% due 7/1/29                           4,198,700
       2,500,000  NR       Fulton County, GA Residential Care Facility, 7.000% due 7/1/29                               2,203,125
       1,500,000  NR       Gainesville & Hall County, GA Development Authority Revenue,
                              Senior Living Facility, Series C, 7.250% due 11/15/29                                     1,421,250
       4,750,000  AAA      George L. Smith, GA World Congress Center Authority Revenue,
                              (Domed Stadium Project), 7.875% due 7/1/20 (b)                                            4,914,350
       5,000,000  AAA      Medical Center Hospital Authority, GA Columbus Healthcare,
                              Series C, MBIA-Insured, 6.400% due 8/1/06                                                 5,243,750
                           Savannah, GA Economic Development Authority Revenue:
       2,000,000  BBB-       College of Art and Design Project, 6.900% due 10/1/29                                      1,952,500
       2,000,000  NR         Marshview Inn, Series A, 7.125% due 7/1/29                                                 1,780,000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       38,997,600
---------------------------------------------------------------------------------------------------------------------------------
Hawaii -- 0.4%
       2,000,000  A        Hawaii State Department of Budget and Finance, Special Purpose
                             Mortgage Revenue, Kapiolani Health Care Systems, 6.400% due 7/1/13                         1,990,000
---------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
8                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 2000
--------------------------------------------------------------------------------

          FACE
         AMOUNT   RATING(a)                              SECURITY                                                        VALUE
=================================================================================================================================
Illinois -- 3.0%
     $20,000,000  AAA      Chicago, IL Board of Education, Capital Appreciation, School Reform,
                              Series B-1, FGIC-Insured, zero coupon due 12/1/29                                     $   2,875,000
       1,475,000  AA       Chicago, IL HDC, Section 8, Series A, FHA-Insured, 6.700% due 7/1/12                         1,521,094
       2,535,000  Aaa*     Chicago, IL Multi-Family Housing, Hearts United Apartments, Series A,
                              GNMA Collateralized, 5.600% due 1/1/41                                                    2,192,775
       2,000,000  Aaa*     Chicago, IL Single Family Mortgage Revenue, Series A, GNMA/FNMA Collateralized,
                              6.350% due 10/1/30                                                                        2,005,000
       8,300,000  A-       Illinois Development Finance Authority Hospital Revenue, 5.500% due 11/15/29                 6,256,125
       1,000,000  A-       Illinois Health Facility Authority Revenue, Victory Health Services, Series A,
                              5.750% due 8/15/27                                                                          812,500
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       15,662,494
---------------------------------------------------------------------------------------------------------------------------------
Indiana -- 3.8%
       2,000,000  B+       East Chicago, IN Exempt Facility Revenue, (ISPAT Inland Inc. Project),
                              7.000% due 1/1/14                                                                         1,822,500
       3,000,000  BB       East Chicago, IN Pollution Control Revenue, (Inland Steel Co. Project),
                              6.800% due 6/1/13                                                                         2,808,750
       5,000,000  Baa2*    Indiana State Development Finance Authority Environmental Revenue,
                              (USX Corp. Project), 5.600% due 12/1/32                                                   4,100,000
       3,000,000  B+       Indiana State Development Finance Authority Revenue, (Inland Steel Project),
                              5.750% due 10/1/11                                                                        2,568,750
                           Indianapolis, IN Airport Authority Revenue, Special Facility:
       3,500,000  BBB        Federal Express Corporate Project, 7.100% due 1/15/17 (b)                                  3,574,375
       2,625,000  Baa2*      United Airlines Project, Series A, 6.500% due 11/15/31 (b)                                 2,411,719
       2,925,000  NR       Indianapolis, IN Multi-Family Revenue, (Lake Nora Fox Club Project), Series B,
                              7.500% due 10/1/29                                                                        2,742,188
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       20,028,282
---------------------------------------------------------------------------------------------------------------------------------
Kansas -- 0.5%
       2,500,000  Aaa*     Sedgwick & Shawnee Counties, KS Single Family Revenue, Series A-1,
                             GNMA Collateralized, 5.500% due 12/1/26                                                    2,600,000
---------------------------------------------------------------------------------------------------------------------------------
Kentucky -- 2.0%
       4,250,000  BBB-     Kenton County, KY Airport Board Revenue, Delta Airlines, Project A,
                              7.500% due 2/1/20(b)                                                                      4,356,250
       1,500,000  BB+      Kentucky Economic Development Finance Authority, Hospital Systems Revenue,
                              Appalachian Regional Healthcare, 5.875% due 10/1/22                                       1,136,250
         590,000  NR       Kentucky Multi-County Residential Mortgage Revenue, 10.500% due 10/1/00                        594,962
       2,000,000  A        Pendleton County, KY Multi-County Lease Revenue, Series A, 6.500% due 3/1/19                 2,035,000
       2,605,000  Aa2*     Trimble County, KY PCR, Series B, 6.550% due 11/1/20 (b)                                     2,666,869
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       10,789,331
---------------------------------------------------------------------------------------------------------------------------------
Louisiana -- 3.4%
       5,000,000  NR       Hodge, LA Utility Revenue, 9.000% due 3/1/10 (b)                                             5,108,150
       2,600,000  A3*      Lake Charles, LA Harbor and Terminal District, (Trunkline Liquid
                              Natural Gas Co. Project), 7.750% due 8/15/22                                              2,798,250
       5,000,000  NR       Louisiana Local Government Environmental Facilities,
                              Development Authority Revenue, 8.000% due 11/1/25                                         4,756,250
       2,000,000  CC       Port of New Orleans, LA IDR, (Continential Grain Co. Project), 7.500% due 7/1/13             1,957,500
       3,000,000  BB+      West Feliciana Parish, LA PCR, Gulf State Utilities, 7.700% due 12/1/14                      3,176,250
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       17,796,400
---------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                        9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 2000
--------------------------------------------------------------------------------

          FACE
         AMOUNT   RATING(a)                              SECURITY                                                        VALUE
=================================================================================================================================
Maryland -- 4.7%
     $ 3,000,000  AA       Baltimore County, MD Mortgage Revenue, Series A, Dunfield Townhouses,
                              FHA-Insured, 6.900% due 8/1/28                                                        $   3,127,500
                           Maryland State Community Development Administration, Department of
                              Housing & Community Development:
         485,000  Aa3*         Multi-Family Housing, Insured Mortgage, Series A,
                                  FHA-Insured, 6.625% due 5/15/23                                                         505,613
       1,000,000  Aa2*         Single-Family Program, Fourth Series, 6.450% due 4/1/14                                  1,027,500
                           Maryland State Economic Development Corp.:
       3,500,000  NR         Air Cargo Revenue, 6.500% due 7/1/24                                                       3,268,125
       7,000,000  NR         Chesapeake Bay, Series A, 7.730% due 12/1/27                                               6,685,000
       2,830,000  Baa3*      Student Housing Revenue, Series A, 6.000% due 6/1/30                                       2,539,925
                           Northeast Maryland Waste Disposal Authority, Recovery Revenue,
                              MBIA-Insured, Southwest Resource Recovery:
       3,000,000  AAA          7.200% due 1/1/06                                                                        3,266,250
       3,000,000  AAA          7.200% due 1/1/07                                                                        3,262,500
       2,500,000  Ca*      Prince Georges County, MD Greater Southeast Healthcare System,
                              6.375% due 1/1/23 (d)                                                                     1,025,000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       24,707,413
---------------------------------------------------------------------------------------------------------------------------------
Massachusetts -- 5.6%
        2,000,000 NR       Massachusetts State Development Finance Agency Revenue,
                              Healthcare Facility, 7.100% due 7/1/32                                                    1,815,000
                           Massachusetts State Health and Educational Facilities Authority Revenue:
        3,500,000 AAA        New England Medical Center Hospitals, Series F, FGIC-Insured,
                                6.625% due 7/1/25                                                                       3,565,625
        3,670,000 Ba2*       Saint Memorial Medical Center, Series A, 6.000% due 10/1/23                                2,949,762
                           Massachusetts State HFA, Housing Projects, Residential Development,
                              FNMA-Collateralized:
       2,000,000  AAA          Series C, 6.875% due 11/15/11                                                            2,105,000
       3,000,000  AAA          Series D, 6.800% due 11/15/12                                                            3,142,500
                           Massachusetts State HFA Single Family:
       1,920,000  Aa3*       Series 38, 7.200% due 12/1/26                                                              1,960,800
       2,470,000  Aa3*       Series 41, 6.300% due 12/1/14                                                              2,513,225
                           Massachusetts State IFA Revenue:
       2,345,000  B          Bradford College, GO of Institution Insured, 5.625% due 11/1/28                             1,876,000
                             Resource Recovery Revenue, (Semass Project):
       2,700,000  NR           Series A, 9.000% due 7/1/15                                                              2,885,625
       4,260,000  NR           Series B, 9.250% due 7/1/15 (b)                                                          4,558,200
      10,870,000  Aaa*     Massachusetts State Turnpike Authority, Metropolitan Highway System Revenue,
                              Series C, MBIA-Insured, zero coupon due 1/1/23                                            2,554,450
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       29,926,187
---------------------------------------------------------------------------------------------------------------------------------
Michigan -- 4.3%
       6,000,000  BB-      Detroit, MI Local Development Finance Authority, Tax Increment, Series A,
                              5.500% due 5/1/21                                                                         5,182,500
       1,500,000  AAA      Detroit, MI Water Supply System Revenue, 10.000% due 7/1/22 (e)                              1,530,000
                           Michigan State Hospital Finance Authority Revenue:
       2,500,000  AAA        10.000% due 2/15/22 (e)                                                                    2,525,000
       3,000,000  BBB        Detroit Medical Center, Series A, 5.250% due 8/15/28                                       2,066,250


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 2000
--------------------------------------------------------------------------------

          FACE
         AMOUNT   RATING(a)                              SECURITY                                                        VALUE
=================================================================================================================================
Michigan -- 4.3% (continued)
     $ 3,500,000  Ba3*     Michigan State Strategic Fund Limited Obligation Revenue, Michigan Sugar Co.,
                              Series A, 6.250% due 11/1/15                                                          $   3,145,625
       5,000,000  NR       Michigan State Strategic Fund Reserve Recovery Limited Obligation Revenue,
                              Central Wayne Energy, 7.000% due 7/1/27                                                   4,450,000
       3,750,000  AAA      Western Townships, MI Utilities Authority, Sewer Disposal Systems, FSA-Insured,
                              6.750% due 1/1/15                                                                         3,853,125
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       22,752,500
---------------------------------------------------------------------------------------------------------------------------------
Minnesota -- 1.1%
       1,000,000  NR       Sartell, MN Healthcare & Housing Facilities Revenue, (Foundation for
                              Healthcare Project), Series A, 6.625% due 9/1/29                                            862,500
                           St. Paul, MN Housing and Redevelopment Authority, (Healtheast Project), Series A:
       2,250,000  BBB-       5.700% due 11/1/15                                                                         1,825,313
       3,790,000  BBB-       6.625% due 11/1/17                                                                         3,354,150
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        6,041,963
---------------------------------------------------------------------------------------------------------------------------------
Montana -- 2.2%
       7,000,000  B+       Lewis & Clark County, MT Environmental Revenue Facilities, (Asarco Inc. Project),
                              5.850% due 10/1/33                                                                        5,503,750
       6,500,000  NR       Montana State Board Resource Recovery, (Yellowstone Energy LP Project),
                              7.000% due 12/31/19 (b)                                                                   6,061,250
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       11,565,000
---------------------------------------------------------------------------------------------------------------------------------
Nevada -- 1.1%
                           Henderson, NV Health Care Facilities Revenue, Catholic Healthcare West:
       4,000,000  BBB+       5.250% due 7/1/18                                                                          3,005,000
       4,500,000  BBB+       5.125% due 7/1/28                                                                          3,060,000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        6,065,000
---------------------------------------------------------------------------------------------------------------------------------
New Hampshire -- 1.0%
       1,250,000  BB-      New Hampshire Higher Educational and Health Facilities Authority Revenue,
                              Littleton Hospital, Series A, 6.000% due 5/1/28                                           1,006,250
       5,000,000  BBB-     New Hampshire State Business Finance Authority, PCR, 6.000% due 5/1/21 (b)                   4,493,750
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        5,500,000
---------------------------------------------------------------------------------------------------------------------------------
New Jersey -- 3.9%
         775,000  B1*      Atlantic County, NJ Utilities Authority, Solid Waste Revenue, 7.125% due 3/1/16                722,687
       5,000,000  NR       Camden County, NJ Improvement Authority Revenue, (Health Care
                              Redevelopment Project), Cooper Health System,
                              6.000% due 2/15/27                                                                        3,406,250
                           Hudson County, NJ Improvement Authority, Solid Waste Revenue:
         860,000  AAA        7.100% due 1/1/20                                                                            919,125
       4,000,000  BBB-       6.000% due 1/1/29                                                                          3,590,000
       4,000,000  NR       New Jersey EDA, Healthcare Facility Revenue, (Sayreville Senior Living Project),
                              Series A, 6.375% due 4/1/29                                                               3,310,000
                           New Jersey Healthcare Facility Financing Authority Revenue:
       1,000,000  NR         Raritan Bay Medical Center, 7.250% due 7/1/27                                                872,500
       5,000,000  BBB-       Trinitas Hospital Obligation Group, 7.500% due 7/1/30                                      4,700,000
       3,000,000  AAA      New Jersey State Housing & Mortgage Finance Agency, Multi-Family
                              Housing Revenue, Presidential Plaza, FHA-Insured, 7.000% due 5/1/30                       3,138,750
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       20,659,312
---------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 2000
--------------------------------------------------------------------------------

          FACE
         AMOUNT   RATING(a)                              SECURITY                                                        VALUE
=================================================================================================================================
New Mexico -- 0.0%
      $   30,606  Aaa*     Santa Fe, NM Single-Family Mortgage Revenue, 8.450% due 12/1/11                          $      31,945
---------------------------------------------------------------------------------------------------------------------------------
New York -- 5.0%
       1,595,000  NR       Monroe County, NY IDA, Depaul Community Facilities A, 5.875% due 2/1/28                      1,317,869
       5,000,000  A-       New York, NY GO Bonds, Series C, 6.660% due 8/1/09                                           5,075,000
                           New York, NY IDA, Civic Facility Revenue:
       3,000,000  NR         Amboy Properties Corp. Project, 6.750% due 6/1/20                                          2,726,250
       2,625,000  NR         NY Community Hospital Brooklyn, 6.875% due 11/1/10                                         2,378,906
       3,085,000  A-       New York State COP, (Hanson Redevelopment Project), 8.375% due 5/1/08                        3,443,631
                           NewYork State Energy, Research and Development
                              Authority, Electric Facilities Revenue, Long
                              Island Lighting Company:
         785,000  A-           Pre-Refunded, Series A, 7.150% due 6/1/20                                                  837,006
         845,000  A-           Pre-Refunded, Series A, 7.150% due 12/1/20                                                 900,981
       2,215,000  A-           Unrefunded Balance, Series A, 7.150% due 6/1/20                                          2,281,450
         305,000  A-           Unrefunded Balance, Series A, 7.150% due 12/1/20                                           314,150
       2,000,000  NR       Onondaga County, NY IDA, Solid Waste Disposal Facility Revenue,
                              (Solvay Paperboard LLC Project), 7.000% due 11/1/30                                       1,922,500
                           Suffolk County, NY IDA, Civic Facility Revenue, Southhampton Hospital Association:
       3,000,000  NR         Series A, 7.250% due 1/1/30                                                                2,685,000
       3,000,000  NR         Series B, 7.625% due 1/1/30                                                                2,745,000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       26,627,743
---------------------------------------------------------------------------------------------------------------------------------
North Carolina -- 1.9%
       8,500,000  NR       Charlotte, NC Special Facilities Revenue, Charlotte/Douglas International Airport,
                              5.600% due 7/1/27                                                                         6,523,750
                           North Carolina Medical Care Community Health Care Facilities Revenue,
                              DePaul Community Facility:
       2,055,000  NR           6.125% due 1/1/28                                                                        1,664,550
       2,000,000  NR           7.625% due 11/1/29                                                                       1,900,000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       10,088,300
---------------------------------------------------------------------------------------------------------------------------------
Ohio -- 1.0%
                           Ohio State Water Development Authority Revenue, PCR, Series A:
       3,475,000  BB+        Cleveland Electric, 8.000% due 10/1/23 (b)(c)                                              3,705,219
       1,500,000  BB+        Toledo Edison, 8.000% due 10/1/23 (b)(c)                                                   1,599,375
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        5,304,594
---------------------------------------------------------------------------------------------------------------------------------
Oklahoma -- 1.1%
       2,910,000  AAA      Oklahoma HFA, Single-Family Mortgage, Series B, GNMA-Collateralized,
                              7.997% due 8/1/18 (b)                                                                     3,204,637
       2,400,000  Baa1*    Tulsa, OK Municipal Airport Revenue, American Airlines, 7.350% due 12/1/11                   2,508,000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        5,712,637
---------------------------------------------------------------------------------------------------------------------------------
Oregon -- 1.0%
       1,000,000  NR       Clackamas County, OR Hospital Facility Authority Revenue,
                              Senior Living Facility, Mary Woods at Marylhurst, 6.625% due 5/15/29                        873,750
       5,000,000  NR       Klamath Falls, OR Electric Revenue, 6.000% due 1/1/25                                        4,225,000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        5,098,750
---------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 2000
--------------------------------------------------------------------------------

          FACE
         AMOUNT   RATING(a)                              SECURITY                                                        VALUE
=================================================================================================================================
Pennsylvania -- 13.0%
     $ 4,000,000  AAA      Allegheny County, PA Airport Revenue, Greater Pittsburgh International Airport,
                              Series B, FSA-Insured, 6.625% due 1/1/22 (b)                                          $   4,160,000
       2,500,000  Baa2*    Allegheny County, PA IDA, Series A, 6.700% due 12/1/20                                       2,515,625
       4,500,000  BBB      Allentown, PA Hospital Authority Revenue, Sacred Heart Hospital of Allentown,
                              Series B, 6.750% due 11/15/15                                                             4,291,875
       2,200,000  NR       Bucks County, PA IDA, Management Healthcare Facility-Chandler,
                              6.300% due 5/1/29                                                                         1,831,500
       2,000,000  NR       Chartiers Valley, PA Industrial & Commercial Development Authority Revenue,
                              Asbury Health Center, 6.375% due 12/1/24                                                  1,692,500
                           Dauphin County, PA General Authority:
       3,100,000  NR         Hotel and Conference Center-- Hyatt Regency, 6.200% due 1/1/29                             2,712,500
       6,000,000  NR         Riverfront Office, 6.000% due 1/1/25                                                       5,212,500
       2,000,000  BB-      Delaware County, PA IDA, Resource Recovery Facility, Series A,
                              6.200% due 7/1/19                                                                         1,740,000
       3,500,000  NR       Harrisburg, PA Office and Packaging Revenue, 6.000% due 5/1/19                               3,141,250
       2,500,000  A        Luzerne County, PA IDA, Exempt Facility Revenue, (Pennsylvania Gas and
                              Water Company Project), Series A, 7.200% due 10/1/17 (b)                                  2,631,250
                           Montgomery County, PA Higher Education & Health Authority Revenue,
                              Temple Continuing Care Center:
       6,000,000  NR           6.625% due 7/1/19                                                                        5,370,000
       5,000,000  NR           6.750% due 7/1/29                                                                        4,393,750
       1,500,000  A-       Montgomery County, PA IDA, Retirement Community Revenue,
                              5.250% due 11/15/28                                                                       1,098,750
       6,750,000  NR       Montgomery County, PA Redevelopment Authority, Multi-Family Housing,
                              (KBF Association LP Project), Series A, 6.500% due 7/1/25                                 6,648,750
       2,560,000  NR       New Morgan, PA Authority Office Revenue, (Commonwealth Office Project),
                              Series A, 6.500% due 6/1/25                                                               2,281,600
       5,000,000  NR       Pennsylvania Economic Development Financing Authority,
                              Exempt Facilities Revenue, 6.250% due 11/1/27                                             4,406,250
                           Pennsylvania EDA:
       6,000,000  NR         Exempt Faclities Revenue, National Gypsum Co., Series B,
                                6.125% due 11/1/27                                                                      5,167,500
       4,500,000  BBB-       Resource Recovery Revenue, (Colver Project), Series D, 7.125% due 12/1/15                  4,573,125
        4,000,000 BBB        WasteWater Treatment Revenue, Sun Co. Inc., (R & M Project),
                                Series A, 7.600% due 12/1/24 (b)                                                        4,285,000
         960,000  Baa*     Philadelphia, PA Municipal Authority Revenue, Series B, 6.400% due 11/15/16                    932,400
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       69,086,125
---------------------------------------------------------------------------------------------------------------------------------
Rhode Island -- 1.6%
       4,750,000  AA+      Rhode Island Housing & Mortgage Finance Corp., 10.000% due 4/1/24 (e)                        5,023,125
       5,000,000  BBB+     Rhode Island State Health & Educational Building Corp. Revenue,
                              Roger Williams General Hospital, 5.500% due 7/1/28                                        3,712,500
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        8,735,625
---------------------------------------------------------------------------------------------------------------------------------
South Carolina -- 3.5%
       1,500,000  BBB-     Greenville County, SC IDR, (Lockheed Aeromod Center Inc. Project),
                              7.200% due 11/1/21 (b)                                                                    1,537,500
                           Greenville, SC Connector 2000 Association:
      11,250,000  BBB-       Series A, 5.375% due 1/1/38                                                                8,451,563
      20,250,000  BBB-       Series B, zero coupon due 1/1/30                                                           1,873,125
      15,550,000  BBB-       Series B, zero coupon due 1/1/38                                                             758,063


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       13

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 2000
--------------------------------------------------------------------------------

          FACE
         AMOUNT   RATING(a)                              SECURITY                                                        VALUE
=================================================================================================================================
South Carolina -- 3.5% (continued)
     $ 1,475,000  BBB      Loris, SC Community Hospital Revenue, Series B, 5.625% due 1/1/29                          $ 1,135,750
       1,135,000  BBB-     Piedmont Municipal Power Agency, SC Electrical Revenue, Series A,
                              5.250% due 1/1/21                                                                           903,744
       4,000,000  A3*      Richland County, SC PCR, (Union Camp Corp. Project), Series B,
                              6.625% due 5/1/22                                                                         4,040,000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       18,699,745
---------------------------------------------------------------------------------------------------------------------------------
South Dakota -- 0.3%
       1,835,000  NR       Oglala Sioux, SD Tribal Revenue Bond, 7.500% due 7/1/13                                      1,828,119
---------------------------------------------------------------------------------------------------------------------------------
Tennessee -- 1.2%
       3,150,000  BBB      Memphis-Shelby County, TN Airport Authority, Federal Express Corp.,
                              6.750% due 9/1/12                                                                         3,244,500
       3,500,000  NR       Shelby County, TN Health Educational & Housing Facilities Revenue,
                              6.875% due 7/1/36                                                                         3,132,500
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        6,377,000
---------------------------------------------------------------------------------------------------------------------------------
Texas -- 6.5%
       3,000,000  NR       Abilene, TX Health Facilities Development Corp., Retirement Facilities Revenue,
                              Sears Methodist Retirement, Series A, 5.900% due 11/15/25                                 2,388,750
       5,000,000  NR       Austin-Bergstrom Landhost Enterprises Inc., TX Airport Hotel, 6.750% due 4/1/27              4,625,000
       5,970,000  NR       Bexar County, TX Housing Financial Corp., Multi-Family Housing Revenue,
                              Continental Lady Ester, 6.875% due 6/1/29                                                 5,350,612
       2,000,000  AAA      Brazos River Authority, TX PCR, Houston Lighting & Power Co., Series A,
                              AMBAC-Insured, 6.700% due 3/1/17                                                          2,080,000
       1,880,000  NR       Denton County, TX Reclamation and Road District, 8.500% due 6/1/16                           1,888,103
       1,500,000  NR       El Paso County, TX Housing Finance Corp., Multi-Family Housing Revenue,
                              Series C, 8.375% due 6/1/30                                                               1,473,750
       5,000,000  BB       Harris County, TX IDC, Airport Facilities Revenue, (Continental Airlines Project),
                              5.375% due 7/1/19                                                                         4,087,500
       3,000,000  Ba1*     Houston, TX Airport Systems Revenue, Special Facilities, Series B,
                              5.700% due 7/15/29                                                                        2,460,000
                           Sam Rayburn, TX Municipal Power Agency, Power Supply System Revenue:
       1,935,000  BB         Series A, 6.250% due 10/1/17                                                               1,823,737
       2,000,000  BB         Series B, 6.125% due 10/1/13                                                               1,890,000
                           San Antonio, TX Airport System Revenue, AMBAC-Insured:
       3,000,000  AAA        7.125% due 7/1/06                                                                          3,251,250
       1,000,000  AAA        7.125% due 7/1/08                                                                          1,080,000
       2,000,000  AAA        7.375% due 7/1/13                                                                          2,162,500
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       34,561,202
---------------------------------------------------------------------------------------------------------------------------------
Vermont -- 0.5%
       1,000,000  NR       Vermont Educational & Health Buildings Financing Agency, (Copley Manor Project),
                              6.150% due 4/1/19                                                                           852,500
       1,595,000  A+       Vermont Housing Finance Agency, Single Family Series 2, 6.875% due 5/1/25                    1,612,944
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,465,444
---------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 2000
--------------------------------------------------------------------------------

          FACE
         AMOUNT   RATING(a)                              SECURITY                                                        VALUE
=================================================================================================================================
Virginia -- 2.7%
     $ 1,750,000  NR       Alexandria, VA Redevelopment & Housing Authority, Multi-Family Housing Revenue,
                              (Parkwood Court Apts. Project), Series C, 8.125% due 4/1/30                           $   1,686,562
       2,435,000  AAA      Fairfax County, VA Redevelopment and Housing Authority Multi-Family
                              Housing Revenue, Series A, FHA-Insured, 7.000% due 5/1/26                                 2,550,662
                           Pocahontas Parkway Association, VA Toll Road Revenue:
       6,340,000  BBB-       Series B, zero coupon due 8/15/29                                                            721,175
      35,500,000  BBB-       Series B, zero coupon due 8/15/35                                                          2,573,750
        2,000,000 NR       Virginia Beach, VA Development Authority Revenue, Ramada on the Beach,
                              7.000% due 12/1/15                                                                        2,002,500
                           Virginia Beach, VA Development Authority, Multi-Family Housing Revenue:
       2,500,000  NR         Residential Rental, (Hamptons Project), 7.500% due 10/1/39                                 2,315,625
       2,500,000  NR         Residential Rental, (Mayfair Project), 7.500% due 10/1/39                                  2,315,625
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       14,165,899
---------------------------------------------------------------------------------------------------------------------------------
Washington -- 0.9%
       2,000,000  BBB      Port Moses Lake, WA PCR, Union Carbide, 7.875% due 8/1/06 (b)                                2,020,000
       3,315,000  BBB-     Spokane, WA Downtown Foundation Parking Revenue, (River Park Square Project),
                              5.600% due 8/1/19                                                                         2,929,631
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        4,949,631
---------------------------------------------------------------------------------------------------------------------------------
West Virginia -- 0.4%
       2,000,000  A        Beckley, WV IDR, (Water Commission Project), 7.000% due 10/1/17 (b)                          2,090,000
---------------------------------------------------------------------------------------------------------------------------------
Wisconsin -- 0.2%
       1,600,000  NR       Wisconsin State Health and Educational Facilities Authority Revenue,
                              (Benchmark Healthcare Inc. Project), Series A, 6.750% due 12/1/28                         1,288,000
---------------------------------------------------------------------------------------------------------------------------------
Wyoming -- 0.2%
       1,250,000  AA       Wyoming Community Development Authority Housing Revenue, Series 1,
                              7.100% due 6/1/17                                                                         1,293,750
---------------------------------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100%
                           (Cost -- $569,628,008**)                                                                   $530,840,154
==================================================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c)   Security segregated by custodian for open purchase committments.
(d)   Security is in default.
(e) Variable rate municipal bonds and notes are payable upon not more than seven business days notice.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 16 through 18 for definition of ratings and certain security descriptions.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       15

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable ratings symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA         --    Bonds rated "AAA" have the highest rating assigned by Standard
                  & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA          --    Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A           --    Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB         --    Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B,      --    Bonds rated "BB" and "B" are regarded, on balance, as
CCC               predominantly speculative and with respect to capacity to pay
and CC            interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ca," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa         --    Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa          --    Bonds rated "Aa" are judged to be of high quality by all
                  standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A           --    Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa         --    Bonds rated "Baa" are considered as medium grade obligations,
                  i.e., they are neither highly protected nor poorly secured.
                  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba          --    Bonds rated "Ba" are judged to have speculative elements;
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


--------------------------------------------------------------------------------
16                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited) (continued)
--------------------------------------------------------------------------------

B           --    Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa         --    Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca          --    Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Fitch Investors Services, Inc. ("Fitch") -- Rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major ratings categories.

BBB         --    Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

NR          --    Indicates that the bond is not rated by Standard & Poor's,
                  Moody's or Fitch.*

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1        --    Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1         --    Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1      --    Moody's highest rating for issues having demand feature --
                  VRDO.

P-1         --    Moody's highest rating for commercial paper and for VRDOprior to the advent of the VMIG1 rating.*

--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       17

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG             -- Association of Bay Area Governments
AIG              -- American International Guaranty
AMBAC            -- AMBAC Indemnity Corporation
BAN              -- Bond Anticipation Notes
BIG              -- Bond Investors Guaranty
CGIC             -- Capital Guaranty Insurance Company
CHFCLI           -- California Health Facility Construction Loan Insurance
CONNIE LEE       -- College Construction Loan Association
COP              -- Certificate of Participation
EDA              -- Economic Development Authority
ETM              -- Escrowed to Maturity
FAIRS            -- Floating Adjustable Interest Rate Securities
FGIC             -- Financial Guaranty Insurance Company
FHA              -- Federal Housing Administration
FHLMC            -- Federal Home Loan Mortgage Corporation
FNMA             -- Federal National Mortgage Association
FRTC             -- Floating Rate Trust Certificates
FSA              -- Federal Savings Association
GIC              -- Guaranteed Investment Contract
GNMA             -- Government National Mortgage Association
GO               -- General Obligation
HDC              -- Housing Development Corporation
HFA              -- Housing Finance Authority
IDA              -- Industrial Development Agency
IDB              -- Industrial Development Board
IDR              -- Industrial Development Revenue
IFA              -- Industrial Finance Authority
INFLOS           -- Inverse Floaters
LOC              -- Letter of Credit
MBIA             -- Municipal Bond Investors Assurance Corporation
MVRICS           -- Municipal Variable Rate Inverse Coupon Security
PCR              -- Pollution Control Revenue
RAN              -- Revenue Anticipation Notes
RIBS             -- Residual Interest Bonds
RITES            -- Residual Interest Tax-Exempt Securities
SYCC             -- Structured Yield Curve Certificate
TAN              -- Tax Anticipation Notes
TECP             -- Tax-Exempt Commercial Paper
TOB              -- Tender Option Bonds
TRAN             -- Tax and Revenue Anticipation Notes
VA               -- Veterans Administration
VRWE             -- Variable Rate Wednesday Demand*


--------------------------------------------------------------------------------
18                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                 January 31, 2000
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost -- $569,628,008)                         $ 530,840,154
     Interest receivable                                                      7,726,777
     Receivable for securities sold                                             367,333
     Receivable for Fund shares sold                                             35,002
----------------------------------------------------------------------------------------
     Total Assets                                                           538,969,266
----------------------------------------------------------------------------------------
LIABILITIES:
     Payable to bank                                                          2,891,323
     Investment advisory fees payable                                           223,130
     Administration fees payable                                                 98,690
     Distribution fees payable                                                   26,801
     Payable for Fund shares redeemed                                             8,346
     Accrued expenses                                                           167,576
----------------------------------------------------------------------------------------
     Total Liabilities                                                        3,415,866
----------------------------------------------------------------------------------------
Total Net Assets                                                          $ 535,553,400
========================================================================================
NET ASSETS:
     Par value of shares of beneficial interest                           $      34,613
     Capital paid in excess of par value                                    575,030,787
     Overdistributed net investment income                                     (620,867)
     Accumulated net realized loss from security transactions                  (103,279)
     Net unrealized depreciation of investments                             (38,787,854)
----------------------------------------------------------------------------------------
Total Net Assets                                                          $ 535,553,400
----------------------------------------------------------------------------------------
Shares Outstanding:
     Class A                                                                 17,815,938
     -----------------------------------------------------------------------------------
     Class B                                                                 16,517,108
     -----------------------------------------------------------------------------------
     Class L                                                                    279,476
     -----------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                       $       15.47
     -----------------------------------------------------------------------------------
     Class B *                                                            $       15.48
     -----------------------------------------------------------------------------------
     Class L **                                                           $       15.45
     -----------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 4.17% of net asset value per share)    $       16.11
     -----------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)    $       15.61
========================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 3).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       19

--------------------------------------------------------------------------------
Statement of Operations (unaudited)    For the Six Months Ended January 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest                                                                $  20,097,397
------------------------------------------------------------------------------------------
EXPENSES:
    Distribution fees (Note 3)                                                  1,228,250
    Investment advisory fees (Note 3)                                           1,200,039
    Administration fees (Note 3)                                                  600,020
    Shareholder and system servicing fees                                         115,438
    Shareholder communications                                                     32,018
    Audit and legal                                                                23,808
    Pricing service fees                                                           16,376
    Custody                                                                        15,164
    Trustees' fees                                                                 14,153
    Other                                                                          22,239
------------------------------------------------------------------------------------------
    Total Expenses                                                              3,267,505
------------------------------------------------------------------------------------------
Net Investment Income                                                          16,829,892
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE4):
    Realized Gain From Security Transactions
    (excluding short-term securities):
       Proceeds from sales                                                    166,821,922
       Cost of securities sold                                                166,502,459
------------------------------------------------------------------------------------------
    Net Realized Gain                                                             319,463
------------------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation (Depreciation) of Investments:
       Beginning of period                                                     15,132,767
       End of period                                                          (38,787,854)
------------------------------------------------------------------------------------------
    Increase in Net Unrealized Depreciation                                   (53,920,621)
------------------------------------------------------------------------------------------
Net Loss on Investments                                                       (53,601,158)
------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                      $ (36,771,266)
==========================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
20                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended January 31, 2000 (unaudited) and the Year Ended July 31, 1999

                                                                           2000              1999
=======================================================================================================
OPERATIONS:
     Net investment income                                             $  16,829,892     $  34,814,939
     Net realized gain                                                       319,463         4,718,930
     Increase in net unrealized depreciation                             (53,920,621)      (26,281,421)
-------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations                   (36,771,266)       13,252,448
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
     Net investment income                                               (16,205,721)      (34,767,118)
     Net realized gains                                                   (1,971,761)      (17,476,059)
-------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders           (18,177,482)      (52,243,177)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
     Net proceeds from sale of shares                                     67,901,318        92,025,984
     Net asset value of shares issued for reinvestment of dividends       10,371,781        30,791,548
     Cost of shares reacquired                                          (133,516,941)     (179,315,600)
-------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Fund Share Transactions                 (55,243,842)      (56,498,068)
-------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                  (110,192,590)      (95,488,797)
NET ASSETS:
     Beginning of period                                                 645,745,990       741,234,787
-------------------------------------------------------------------------------------------------------
     End of period*                                                    $ 535,553,400     $ 645,745,990
=======================================================================================================
   * Includes overdistributed net investment income of:                $    (620,867)    $  (1,245,038)
=======================================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       21

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Municipal High Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney High Income Fund, Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked price provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) direct expenses are charged to each class; management fees and general Fund expenses are allocated on the basis of relative net assets of each class; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy requirements that allow interest from municipal securities, which is exempt from regular Federal income tax and from certain states' income taxes, to retain its exempt-interest status when distributed to the shareholders of the Fund.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually. Additional taxable distributions may be made if necessary to avoid a Federal excise tax.

3. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.


--------------------------------------------------------------------------------
22                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Trust's transfer agent and PFPC Global Fund Services ("PFPC") became the subtransfer agent. Private Trust receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholders accounts. During the period October 1, 1999 through January 31, 2000, the Fund paid transfer agent fees of $57,759 to Private Trust.

CFBDS, Inc. ("CFBDS") acts as the Trust's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker- dealers, continues to sell Trust shares to the public as a member of the selling group.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase and thereafter declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2000, CFBDS and SSB received sales charges of approximately $34,000 and $8,000 on sales of the Fund's Class A and Class L shares, respectively. In addition, CDSCs paid to CFBDS and SSB were approximately:

                                       Class A            Class B        Class L
================================================================================
CDSCs                                  $2,000             $96,000          --
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the six months ended January 31, 2000, total Distribution Plan fees incurred were:

                                            Class A       Class B        Class L
================================================================================
Distribution Plan Fees                     $216,824       $998,347       $13,079
================================================================================

All officers and one Trustee of the Trust are employees of SSB.

4. Investments

During the six months ended January 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $106,711,426
--------------------------------------------------------------------------------
Sales                                                                166,821,922
================================================================================

At January 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $  8,746,056
Gross unrealized depreciation                                       (47,533,910)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(38,787,854)
================================================================================

5. Shares of Beneficial Interest

At January 31, 2000, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At January 31, 2000, total paid-in capital amounted to the following for each class:

                                    Class A           Class B           Class L
================================================================================
Total Paid-in Capital             $308,050,536      $262,195,993      $4,818,871
================================================================================


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       23

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                       Six Months Ended                    Year Ended
                                       January 31, 2000                  July 31, 1999
                                 ---------------------------     -----------------------------
                                  Shares           Amount          Shares          Amount
==============================================================================================
Class A
Shares sold                       3,045,383     $ 49,523,477      3,963,217     $  70,039,058
Shares issued on reinvestment       338,199        5,451,828        746,907        13,127,610
Shares reacquired                (2,594,778)     (41,925,345)    (2,605,804)      (45,921,802)
----------------------------------------------------------------------------------------------
Net Increase                        788,804     $ 13,049,960      2,104,320     $  37,244,866
==============================================================================================
Class B
Shares sold                       1,011,633     $ 16,356,904      1,121,035     $  19,803,946
Shares issued on reinvestment       300,608        4,855,737        995,292        17,532,725
Shares reacquired                (5,600,804)     (91,056,464)    (7,522,522)     (132,503,062)
----------------------------------------------------------------------------------------------
Net Decrease                     (4,288,563)    $(69,843,823)    (5,406,195)    $ (95,166,391)
==============================================================================================
Class L
Shares sold                         124,802     $  2,020,937        123,749     $   2,182,980
Shares issued on reinvestment         4,001           64,216          7,478           131,213
Shares reacquired                   (33,386)        (535,132)       (51,280)         (890,736)
----------------------------------------------------------------------------------------------
Net Increase                         95,417     $  1,550,021         79,947     $   1,423,457
==============================================================================================


--------------------------------------------------------------------------------
24                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class A Shares                              2000(1)(2)           1999(2)          1998          1997          1996          1995
====================================================================================================================================
Net Asset Value, Beginning of Period         $  16.98           $  17.96        $  18.07      $  17.31      $  17.25      $  17.26
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                          0.49               0.92            0.95          0.97          1.00          1.04
  Net realized and unrealized gain (loss)       (1.48)             (0.55)           0.19          0.77          0.06          0.01*
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (0.99)              0.37            1.14          1.74          1.06          1.05
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.47)             (0.92)          (0.98)        (0.98)        (1.00)        (1.00)
  Net realized gains                            (0.05)             (0.43)          (0.27)           --            --         (0.02)
  Capital                                          --                 --              --            --            --         (0.04)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.52)             (1.35)          (1.25)        (0.98)        (1.00)        (1.06)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $  15.47           $  16.98        $  17.96      $  18.07      $  17.31      $  17.25
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                    (5.89)%++           2.06%           6.54%        10.40%         6.28%         6.42%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)         $    276           $    289        $    268      $    254      $    232      $    238
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       0.83%+             0.82%           0.83%         0.83%         0.84%         0.84%
  Net investment income                          5.89+              5.21            5.24          5.52          5.74          6.04
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            18%                50%             84%           51%           44%           38%
====================================================================================================================================

(1)   For the six months ended January 31, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
* Includes the per share effect of shareholder sales and redemption activity during the period, most of which occurred at net asset values less than the beginning of the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       25

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class B Shares                               2000(1)(2)          1999(2)          1998          1997          1996          1995
==================================================================================================================================
Net Asset Value, Beginning of Period         $  16.99           $  17.98        $  18.09      $  17.32      $  17.26      $  17.26
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                          0.44               0.83            0.86          0.89          0.92          0.95
  Net realized and unrealized gain (loss)       (1.47)             (0.56)           0.19          0.77          0.06          0.02*
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (1.03)              0.27            1.05          1.66          0.98          0.97
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.43)             (0.83)          (0.89)        (0.89)        (0.92)        (0.91)
  Net realized gains                            (0.05)             (0.43)          (0.27)           --            --         (0.02)
  Capital                                          --                 --              --            --            --         (0.04)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.48)             (1.26)          (1.16)        (0.89)        (0.92)        (0.97)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $  15.48           $  16.99        $  17.98      $  18.09      $  17.32      $  17.26
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                    (6.14)%++           1.48%           6.01%         9.89%         5.74%         5.91%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)         $    256           $    353        $    471      $    562      $    653      $    737
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       1.33%+             1.31%           1.32%         1.32%         1.33%         1.35%
  Net investment income                          5.37+              4.70            4.75          5.04          5.23          5.61
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            18%                50%             84%           51%           44%           38%
===================================================================================================================================

(1)   For the six months ended January 31, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
* Includes the per share effect of shareholder sales and redemption activity during the period, most of which occurred at net asset values less than the beginning of the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
26                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class L Shares                               2000(1)(2)          1999(2)        1998(3)        1997          1996         1995(4)
===================================================================================================================================
Net Asset Value, Beginning of Period         $   16.96         $   17.95      $   18.07     $   17.31     $   17.25    $   15.83
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                           0.43              0.81           0.87          0.88          0.89         0.60
  Net realized and unrealized gain (loss)        (1.47)            (0.55)          0.16          0.77          0.08         1.50*
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (1.04)             0.26           1.03          1.65          0.97         2.10
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.42)            (0.82)         (0.88)        (0.89)        (0.91)       (0.62)
  Net realized gains                             (0.05)            (0.43)         (0.27)           --            --        (0.02)
  Capital                                           --                --             --            --            --        (0.04)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.47)            (1.25)         (1.15)        (0.89)        (0.91)       (0.68)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $   15.45         $   16.96      $   17.95     $   18.07     $   17.31    $   17.25
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                     (6.19)%++          1.42%          5.91%         9.79%         5.69%       13.45%++
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $   4,318         $   3,122      $   1,869     $     752     $     546    $     211
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses                                          1.42%+            1.44%          1.42%         1.40%         1.39%        1.18%+
  Net investment income                           5.33+             4.62           4.64          4.94          5.18         5.56+
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             18%               50%            84%           51%           44%          38%
===================================================================================================================================

(1)   For the six months ended January 31, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   On June 12, 1998, Class C shares were renamed Class L shares.
(4)   For the period from November 17, 1994 (inception date) to July 31, 1995.
* Includes the per share effect of shareholder sales and redemption activity during the period, most of which occurred at net asset values less than the beginning of the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       27

Smith Barney
Municipal High
Income Fund

Trustees

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Officers

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Peter M. Coffey
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser

SSB Citi Fund Management LLC

Distributor

CFBDS, Inc.

Custodian

PNC Bank, N.A.

Transfer Agent

Smith Barney Private Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

Sub-Transfer Agent

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of the shareholders of Smith Barney Municipal High Income Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

       SOLOMON SMITH BARNEY
       --------------------
A member of citigroup[LOGO]

Solomon Smith Barney is a Service mark of Solomon Smith Barney Inc.

Smith Barney Municipal
High Income Fund

Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

FD02173 3/00

==========
[LOGO] SB
       MF
==========

================================================================================
                                  Smith Barney
                                  Total Return
                                    Bond Fund
================================================================================

                                                         CLASSIC INVESTOR SERIES

                                                         SEMI-ANNUAL REPORT

                                                         JANUARY 31, 2000

                             [LOGO] SB SMITH BARNEY
                                    MF MUTUAL FUNDS

--------------------------------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

Smith Barney Total
Return Bond Fund

================================================================================

The Smith Barney Total Return Bond Fund ("Fund") seeks to maximize total return consisting of income and capital appreciation by investing in a diversified portfolio of U.S. fixed-income securities of varying maturities.

Smith Barney Total Return Bond Fund
Average Annual Total Returns
January 31, 2000

                                                 Without Sales Charges(1)
                                          --------------------------------------
                                          Class A       Class B        Class L
================================================================================
Six-Months+                                (1.15)%       (1.53)%        (1.50)%
--------------------------------------------------------------------------------
One-Year                                   (6.88)        (7.48)         (7.43)
--------------------------------------------------------------------------------
Since Inception++                          (0.18)        (0.73)         (0.68)
================================================================================

                                                    With Sales Charges(2)
                                          --------------------------------------
                                          Class A       Class B        Class L
================================================================================
Six-Months+                                (5.58)%      (5.83)%         (3.45)%
--------------------------------------------------------------------------------
One-Year                                  (11.07)      (11.42)          (9.24)
--------------------------------------------------------------------------------
Since Inception++                          (2.54)       (2.61)          (1.22)
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.50% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase. All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++    Inception date for Class A, B and L shares is February 27, 1998.

================================================================================
BOND MARKET HIGHLIGHT
================================================================================

There is currently something for everyone in the bond market, conservative and aggressive investors alike. The two-year U.S. Treasury note now yields more than the 30-year U.S. Treasury bond. This means that conservative, income-oriented investors do not need to take on the added risks associated with very long-term maturities to capture the high yields that the market has to offer. (Of course past performance is not indicative of future results.) Similarly, more aggressive investors can take advantage of the potential price appreciation that longer-term securities would afford if yields were to decline.

================================================================================
NASDAQ SYMBOL
================================================================================

      Class A                               TRBAX

      Class B                               TRBBX

      Class L                               SBTLX

================================================================================
WHAT'S INSIDE
================================================================================

Shareholder Letter...........................................................  1

Historical Performance.......................................................  3

Smith Barney Total Return Bond Fund
at a Glance..................................................................  5

Schedule of Investments......................................................  6

Statement of Assets and Liabilities.......................................... 11

Statement of Operations...................................................... 12

Statements of Changes in Net Assets.......................................... 13

Notes to Financial Statements................................................ 14

Financial Highlights......................................................... 18

================================================================================
Shareholder Letter
================================================================================

[PHOTO OMITTED]                                             [PHOTO OMITTED]

Heath B.                                                    Joseph P.
McLendon                                                    Deane

Chairman                                                    Vice President and
                                                            Investment Officer

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Total Return Bond Fund ("Fund"). In this report, we discuss general bond market conditions and briefly review our investment strategy during the reporting period. A more detailed summary of performance and current holdings can be found in the appropriate sections that follow. We hope you find this report to be informative and useful.

Performance Overview

For the six months ended January 31, 2000, the Fund generated a negative total return of 1.15% for its Class A shares without sales charges. In comparison the Merrill Lynch U.S. Corporate & Government 10+ Years Bond Index posted a total return of negative 0.20% for the same period. (The Merrill Lynch U.S. Corporate & Government 10+ Years Bond Index is a broad measure of the performance of U.S. government and corporate fixed-rate debt issues with maturities greater than ten years.)

Market Overview

In our view, bond yields are high enough to adequately reflect the risk of slightly higher inflation. The period covered by this report was marked by continued robust U.S. economic growth, historically low inflation and low unemployment.

On February 2, 2000, the Federal Reserve Board ("Fed") raised interest rates for a fourth time in less than eight months, aiming to keep inflation at bay and to curb the nation's rapidly growing economy. Perhaps more significant than the Fed's actions was its accompanying statement that rapid growth could foster inflationary imbalances that would undermine the economy's record economic expansion. We believe that this cautionary statement may hint at a slightly more aggressive approach by the Fed in the months ahead. However, in our view, bond yields are high enough to adequately reflect the risk of slightly higher inflation. Indeed, we think that bond yields may be near their peak.

We believe performance in the fixed-income markets has been a direct result of Fed monetary policy actions. While presumably aimed at stock market exuberance, it is the bond market that has taken the brunt of any correction on fears of further Fed interest rate increases. We think the current lack of inflationary evidence defies a historically tight labor market and reinforces the influence of technology and the power of global pricing constraints.

To be sure, the bond market experienced a tough year in 1999. Yields moved up all along the yield curve, causing the market value of existing holdings to erode significantly. Additionally, the bond market has suffered in recent months from uncertainty over the outlook of future Fed monetary policy, given the resilience of stock markets and the apparent acceleration of consumer demand at the end of 1999. This, in addition to the considerable momentum going into 2000, may mean that there is less financial restraint in the economy than previously believed. The pace of demand growth is surpassing even optimistic assessments of the economy's speed limits, threatening to reignite inflation and underscoring the need for Fed vigilance and restraint.


--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund                                            1

Investment Strategy

Our aim is to provide our shareholders with high total return potential by investing primarily in taxable U.S. bonds. Our investment process involves:

1.    Reflecting on key market factors such as:

      o     U.S. economic indicators

      o     Inflation

      o     Federal Reserve Board policy

      o     The relative strength of the U.S. dollar;

2. Attempting to project the direction of interest rates as a foundation for structuring the Fund's portfolio's average maturity; and

3. Attempting to select bonds likely to either experience significant price appreciation when interest rates fall or sustain less-than-average price depreciation when interest rates rise.

As of January 31, 2000, 96.1% of the Fund's holdings were rated investment-grade (BBB/Baa and higher) by either Standard & Poor's Ratings Service ("Standard & Poor's") or Moody's Investors Service Inc. ("Moody's"), with 51.7% of the Fund invested in AAA/Aaa-rated bonds, the highest possible rating. (Standard & Poor's and Moody's are two major credit-reporting and bond-rating agencies).

Market Outlook

We think the U.S. economy should remain stable this year, as low unemployment and strong consumer confidence will likely support demand for goods. Additionally, we think that the Fed has engineered a good balance between strong economic growth and an "acceptable" rate of inflation.

Regarding further Fed tightenings, we think that such a move would not be detrimental to the bond market, particularly as the U.S. Treasury continues to pay down debt and inflation remains moderate. Given the higher yields and tighter conditions that already exist in many sectors of the bond market, the Fed's recent actions may be sufficient to slow the U.S. economy without triggering higher inflation. We believe the good news is that the economy's "soft landing" is likely to be at a higher annual growth rate than was previously thought possible due to the potential emergence of a "New Economy," where technological advances can spur economic growth without inflationary pressures because of higher productivity.

Inflation is the main factor in driving bond market returns. However, we have concerns over the acceleration in inflation in the Consumer Price Index ("CPI"), which climbed in 1999 as oil prices doubled. The bond market is likely to remain unsettled until worries about future Fed monetary tightenings and the rapid pace of economic growth subside. We think that the Fed may raise rates again in the first half of the year. Nevertheless, we doubt that yields will rise much above recent levels, and we tend to use periods of market weakness to add to our positions.

Thank you for your investment in Smith Barney Total Return Bond Fund. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,


/s/ Heath B. McLendon                      /s/ Joseph P. Deane
Heath B. McLendon                          Joseph P. Deane
Chairman                                   Vice President and
                                           Investment Officer

February 11, 2000


--------------------------------------------------------------------------------
2                                        2000 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================
                                Net Asset Value
                            ------------------------
                           Beginning         End          Income     Total
Period Ended                of Period      of Period     Dividends  Returns(1)
===============================================================================
1/31/00                       $10.67       $10.22         $0.33      (1.15)%+
--------------------------------------------------------------------------------
7/31/99                        11.53        10.67          0.68      (1.79)
--------------------------------------------------------------------------------
Inception* through 7/31/98     11.46        11.53          0.23       2.64+
===============================================================================
  Total                                                   $1.24
===============================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================
                                Net Asset Value
                            ------------------------
                           Beginning         End          Income     Total
Period Ended                of Period      of Period     Dividends  Returns(1)
===============================================================================
1/31/00                       $10.67       $10.21         $0.30      (1.53)%+
--------------------------------------------------------------------------------
7/31/99                        11.53        10.67          0.62      (2.29)
--------------------------------------------------------------------------------
Inception* through 7/31/98     11.46        11.53          0.21       2.48+
===============================================================================
  Total                                                   $1.13
===============================================================================

================================================================================
Historical Performance -- Class L Shares
================================================================================
                                Net Asset Value
                            ------------------------
                           Beginning         End          Income     Total
Period Ended                of Period      of Period     Dividends  Returns(1)
===============================================================================
1/31/00                       $10.67       $10.21         $0.31      (1.50)%+
--------------------------------------------------------------------------------
7/31/99                        11.53        10.67          0.62      (2.24)
--------------------------------------------------------------------------------
Inception* through 7/31/98     11.46        11.53          0.21      2.49+
===============================================================================
  Total                                                   $1.14
===============================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

================================================================================
Average Annual Total Returns
================================================================================

                                                 Without Sales Charges(1)
                                          --------------------------------------
                                          Class A       Class B        Class L
================================================================================
Six Months Ended 1/31/00+                  (1.15)%       (1.53)%        (1.50)%
--------------------------------------------------------------------------------
Year Ended 1/31/00                         (6.88)        (7.48)         (7.43)
--------------------------------------------------------------------------------
Inception* through 1/31/00                 (0.18)        (0.73)         (0.68)
================================================================================

                                                    With Sales Charges(2)
                                          --------------------------------------
                                          Class A       Class B        Class L
================================================================================
Six Months Ended 1/31/00+                  (5.58)%       (5.83)%        (3.45)%
--------------------------------------------------------------------------------
Year Ended 1/31/00                        (11.07)       (11.42)         (9.24)
--------------------------------------------------------------------------------
Inception* through 1/31/00                 (2.54)        (2.61)         (1.22)
================================================================================


--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund                                            3

================================================================================
Cumulative Total Returns
================================================================================
                                                        Without Sales Charges(1)
================================================================================
Class A (Inception* through 1/31/00)                            (0.35)%
--------------------------------------------------------------------------------
Class B (Inception* through 1/31/00)                            (1.40)
--------------------------------------------------------------------------------
Class L (Inception* through 1/31/00)                            (1.31)
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 4.50% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

*     Inception date for Class A, B and L shares is February 27, 1998.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
4                                        2000 Semi-Annual Report to Shareholders

================================================================================
Smith Barney Total Return Bond Fund at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class A, B and L Shares of the Smith Barney Total Return Bond vs. Merrill Lynch U.S. Corporate & Government 10+ Years Index+

     [The Following table was depicted as a bar graph the printed material.]

                         February 1998 -- January 2000

                  Class A        Class B        Class C        Merrill
                  -------        -------        -------        -------
2/27/98             9550          10000           9896          10000
7/98                9803           9798          10044          10521
1/99               10220          10207          10452          11303
7/99                9628           9640           9916           9915
1/31/2000           9516           9503           9766           9884

+ The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on February 27, 1998 (inception date), assuming deduction of the maximum 4.50% and 1.00% sales charge at the time of investment for Class A and L shares, respectively; the deduction of the maximum 4.50% for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at the net asset value through January 31, 2000. The Merrill Lynch U.S. Corporate & Government 10+ Years Index is a total return index consisting of U.S. Government agencies, Treasury securities and all investment grade corporate debt securities with maturities of ten years or more. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

     [The Following table was depicted as a pie chart the printed material.]

Industry Diversification*
--------------------------------------------------------------------------------

Auto Parts                                                                 12.5%
Chemicals                                                                   9.0%
Diversified Manufacturers                                                  14.9%
Electronic Components                                                       7.4%
Food Distributors                                                           9.4%
Insurance                                                                  23.1%
Investment Bankers                                                          3.2%
Oil & Gas Production                                                       10.8%
Retail                                                                      9.7%

*     As a percentage of total corporate bonds and notes.

   [The Following table was depicted as a bar chart in the printed material.]

Investment Breakdown**
--------------------------------------------------------------------------------

Municipal Bonds                                                            50.5%

Asset-Backed Securities                                                     2.9%

Corporate Bonds and Notes                                                  43.2%

Collateralized Mortgage-Backed Securities                                   3.4%


**    As a percentage of total investments.


--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund                                            5

================================================================================
Schedule of Investments (unaudited)                            January 31, 2000
================================================================================
 FACE
AMOUNT     RATING(a)             SECURITY                               VALUE
================================================================================
ASSET-BACKEDSECURITIES -- 2.9%

 $4,000,000  AAA      Emergent Home Equity Loan Trust, Series
                       1997-4, Class A5, 7.080% due 12/15/28
                       (Cost -- $4,021,875)                          $ 3,747,680
================================================================================
COLLATERALIZED MORTGAGE-BACKED SECURITIES -- 3.4%

  5,000,000  AAA      Residential Accredit Loans, Inc., Series
                       1998-QSIO, Class A9, 6.750% due 6/25/28
                       (Cost -- $4,900,038)                            4,361,500
================================================================================
CORPORATE BONDS AND NOTES - 43.2%

Auto Parts -- 5.4%
  4,775,000  A+       Ford Motor Co., Debentures, 8.875% due 1/15/22   5,216,687
  1,480,000  A        General Motors Corp., Debentures, 9.400% due
                       7/15/21                                         1,702,000
--------------------------------------------------------------------------------
                                                                       6,918,687
--------------------------------------------------------------------------------
Chemicals -- 3.9%
  5,000,000  BB       ARCO Chemical Co., Debentures, 9.800% due
                       2/1/20                                          4,956,250
--------------------------------------------------------------------------------
Diversified Manufacturers -- 6.4%
  6,670,000  Baa2*    FMC Corp., Medium-Term Notes, Series A, 7.000%
                       due 5/15/08                                     6,003,000
  2,475,000  A        Philip Morris Cos. Inc., Debentures, 7.750% due
                       1/15/27                                         2,208,937
--------------------------------------------------------------------------------
                                                                       8,211,937
--------------------------------------------------------------------------------
Electronic Components -- 3.2%
  4,775,000  A+       Motorola, Inc., Debentures, 6.500% due 11/15/28  4,082,625
--------------------------------------------------------------------------------
Food Distributors -- 4.1%
  5,775,000  A-       Tyson Foods, Inc., Notes, 7.000% due 5/1/18      5,204,719
--------------------------------------------------------------------------------
Insurance -- 10.0%
  6,425,000  A        Aetna Services, Inc., Guaranteed Debentures,
                       7.625% due 8/15/26                              5,710,219
  7,775,000  A-       CNA Financial Corp., Notes, 6.950% due 1/15/18   6,647,625
    475,000  A        Hartford Financial Services Group, Inc.,
                       Debentures, 7.300% due 11/1/15                    434,625
--------------------------------------------------------------------------------
                                                                      12,792,469
--------------------------------------------------------------------------------
Investment Bankers -- 1.4%
  2,075,000  AA-      Merrill Lynch & Co., Inc., Notes, 6.750% due
                       6/1/28                                          1,776,719
--------------------------------------------------------------------------------
Oil & Gas Production -- 4.6%
  4,775,000  Aa1*     Northern Illinois Gas Co., First Mortgage Bonds,
                       7.375% due 10/15/27                             4,416,875
  1,775,000  A        ONEOK, Inc., Debentures, 6.875% due 10/1/28      1,524,281
--------------------------------------------------------------------------------
                                                                       5,941,156
--------------------------------------------------------------------------------
Retail -- 4.2%
    750,000  A3*      J.C. Penney Co., Inc., Debentures, 7.650% due
                       8/15/16                                           658,125
  5,300,000  A-       Sears Roebuck Acceptance Corp., Notes, 7.500%
                       due 10/15/27                                    4,710,375
--------------------------------------------------------------------------------
                                                                       5,368,500
--------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS AND NOTES
                      (Cost -- $63,559,834)                           55,253,062
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                        2000 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)(continued)                  January 31, 2000
================================================================================
 FACE
AMOUNT     RATING(a)             SECURITY                               VALUE
================================================================================
MUNICIPAL BONDS  50.5%

Arizona -- 3.3%
$ 4,700,000  AAA      Phoenix, AZ IDA Revenue, America West Arena,
                       AMBAC-Insured, 7.125% due 12/1/21             $ 4,253,500
--------------------------------------------------------------------------------
California -- 21.4%
                      California Housing Finance Agency Revenue:
  5,500,000  AAA       Single-Family Mortgage, FHA-Insured, Series B-4
                       Class I, 6.970% due 8/1/29                      4,840,000
    810,000  AAA      Taxable Home Mortgage, MBIA-Insured, Series H,
                       7.250% due 8/1/22                                 723,938
  1,000,000  AAA      California Rural Home Mortgage Finance Authority,
                       Single-Family Mortgage Revenue, GNMA/FNMA/FHLMC-
                       Collateralized, Series B-3, 7.000% due 6/1/21     875,000
  6,200,000  AAA      Los Angeles, CA Convention and Exhibition Center
                       Authority Lease Revenue, MBIA-Insured, Series A,
                       7.125% due 8/15/24                              5,572,250
  7,980,000  AAA      Monrovia, CA Redevelopment Agency, Tax Allocation
                       (Center Redevelopment Project), AMBAC-Insured,
                       Series A, 7.050% due 5/1/29                     7,062,300
  5,000,000  AAA      Oakland, CA Revenue, 1800 Harrison Foundation,
                       AMBAC-Insured, Series A, 8.500% due 1/1/29      4,975,000
  2,040,000  AAA      Pinole, CA Redevelopment Agency, Tax Allocation,
                       MBIA-Insured, Series B, 6.750% due 8/1/17       1,797,750
  1,625,000  AAA      San Dieguito, CA Public Facilities Authority
                       Revenue, AMBAC-Insured, Series B, 7.000% due
                       8/1/18                                          1,464,531
--------------------------------------------------------------------------------
                                                                      27,310,769
--------------------------------------------------------------------------------
Georgia -- 3.1%
  4,500,000  AAA      De Kalb County, GA Development Authority Revenue
                       (Regional Office Project), MBIA-Insured, 6.875%
                       due 3/1/20                                      3,965,625
--------------------------------------------------------------------------------
Maryland -- 1.3%
  2,000,000  Aa2*     Montgomery County, MD Housing Opportunities,
                       Community Single-Family Mortgage Revenue,
                       Series C, 7.000% due 7/1/30                     1,707,500
--------------------------------------------------------------------------------
Massachusetts - 4.5%
  6,500,000  AAA      Northeastern University, MA Revenue, MBIA-
                       Insured, Series A, 7.040% due 10/1/28           5,752,500
--------------------------------------------------------------------------------
New York -- 3.8%
                      New York State Housing Finance Agency
                       Revenue, Multi-Family SONYMA-Insured,
                       Series A:
  1,730,000  Aa1*        6.875% due 8/15/18                            1,507,263
  3,845,000  Aa1*        6.920% due 8/15/29                            3,325,925
--------------------------------------------------------------------------------
                                                                       4,833,188
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund                                            7

================================================================================
Schedule of Investments (unaudited)                            January 31, 2000
================================================================================
 FACE
AMOUNT     RATING(a)             SECURITY                               VALUE
================================================================================
Pennsylvania - 5.7%
$ 5,000,000  AAA      Delaware River Port Authority, District
                       Project, FSA-Insured, Series A, 7.630% due
                       1/1/21                                        $ 4,793,750
                      York County, PA IDA, Economic Development Revenue,
                       FGIC-Insured:
  2,295,000  AAA         6.875% due 10/1/18                            2,025,337
    525,000  AAA         7.000% due 10/1/23                              459,375
--------------------------------------------------------------------------------
                                                                       7,278,462
--------------------------------------------------------------------------------
Texas -- 7.4%
  2,500,000  AAA      Dallas-Fort Worth, TX International Airport
                       Facilities Improvement Corp. Revenue, MBIA-
                       Insured, 7.070% due 11/1/24                     2,231,250
  7,530,000  AAA      Tyler, TX Health Facilities Development Corp.,
                       Hospital Revenue, East Texas, FSA Insured,
                       Series E, Remarketed 2/17/99,
                       7.830% due 11/1/27                              7,209,975
--------------------------------------------------------------------------------
                                                                       9,441,225
--------------------------------------------------------------------------------
                      TOTAL MUNICIPAL BONDS
                      (Cost -- $71,160,124)                           64,542,769
================================================================================
                      TOTAL INVESTMENTS - 100%
                      (Cost -- $143,641,871**)                      $127,905,011
================================================================================

(a) All ratings are by Standard & Poor's Ratings Service except those identified by an asterisk (*) which are rated by Moody's Investors Service Inc.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 9 and 10 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                        2000 Semi-Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   -- Bonds rated "AAA" have the highest rating assigned by Standard &
         Poor's. Capacity to pay interest and repay principal is extremely strong.

AA    -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A     -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB   -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB    -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa   -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    -- Bonds rated "Aa" are judged to be of high quality by all standards.
         Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A     -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa   -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR    -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund                                            9

Security Descriptions (unaudited)
--------------------------------------------------------------------------------
ABAG     -- Association of Bay Area Governments
AIG      -- American International Guaranty
AMBAC    -- AMBACIndemnity Corporation
BAN      -- Bond Anticipation Notes
BIG      -- Bond Investors Guaranty
CGIC     -- Capital Guaranty Insurance Company
CHFCLI   -- California Health Facility Construction Loan Insurance
COP      -- Certificate of Participation
EDA      -- Economic Development Authority
ETM      -- Escrowed To Maturity
FAIRS    -- Floating Adjustable Interest Rate Securities
FGIC     -- Financial Guaranty Insurance Company
FHA      -- Federal Housing Administration
FHLMC    -- Federal Home Loan Mortgage Corporation
FNMA     -- Federal National Mortgage Association
FRTC     -- Floating Rate Trust Certificates
FSA      -- Federal Savings Association
GIC      -- Guaranteed Investment Contract
GNMA     -- Government National Mortgage Association
GO       -- General Obligation
HDC      -- Housing Development Corporation
HFA      -- Housing Finance Authority
IDA      -- Industrial Development Authority
IDB      -- Industrial Development Board
IDR      -- Industrial Development Revenue
INFLOS   -- Inverse Floaters
ISD      -- Independent School District
LOC      -- Letter of Credit
MBIA     -- Municipal Bond Investors Assurance Corporation
MVRICS   -- Municipal Variable Rate Inverse Coupon Security
PCR      -- Pollution Control Revenue
PSFG     -- Permanent School Fund Guaranty
RAN      -- Revenue Anticipation Notes
RIBS     -- Residual Interest Bonds
RITES    -- Residual Interest Tax-Exempt Security
SONYMA   -- State of New York Mortgage Agency
SYCC     -- Structured Yield Curve Certificate
TAN      -- Tax Anticipation Notes
TECP     -- Tax Exempt Commercial Paper
TOB      -- Tender Option Bonds
TRAN     -- Tax and Revenue Anticipation Notes
VAN      -- Veterans Administration
VRDD     -- Variable Rate Daily Demand
VRWE     -- Variable Rate Wednesday Demand


--------------------------------------------------------------------------------
10                                       2000 Semi-Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities (unaudited)                 January 31, 2000
================================================================================
ASSETS:
   Investments, at value (Cost - $143,641,871)                    $ 127,905,011
   Receivable for Fund shares sold                                      130,505
   Receivable for securities sold                                        40,000
   Interest receivable                                                2,877,949
--------------------------------------------------------------------------------
   Total Assets                                                     130,953,465
--------------------------------------------------------------------------------
LIABILITIES:
   Payable to bank                                                    1,404,494
   Management fees payable                                               72,722
   Distribution fees payable                                             20,885
   Accrued expenses                                                     120,800
--------------------------------------------------------------------------------
   Total Liabilities                                                  1,618,901
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 129,334,564
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                     $      12,662
   Capital paid in excess of par value                              149,191,617
   Undistributed net investment income                                  461,633
   Accumulated net realized loss on security transactions            (4,594,488)
   Net unrealized depreciation of investments                       (15,736,860)
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 129,334,564
================================================================================
Shares Outstanding:
   Class A                                                            3,582,385
--------------------------------------------------------------------------------
   Class B                                                            7,152,371
--------------------------------------------------------------------------------
   Class L                                                            1,927,258
--------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                 $       10.22
--------------------------------------------------------------------------------
   Class B *                                                      $       10.21
--------------------------------------------------------------------------------
   Class L **                                                     $       10.21
--------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 4.71% of net asset value
    per share)                                                    $       10.70
--------------------------------------------------------------------------------
   Class B (net asset value plus 1.01% of net asset value
    per share)                                                    $       10.31
================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund                                           11

================================================================================
Statement of Operations (unaudited)    For the Six Months Ended January 31, 2000
================================================================================

INVESTMENT INCOME:
    Interest                                                       $  5,743,093
--------------------------------------------------------------------------------
EXPENSES:
    Management fees (Note 2)                                            488,923
    Distribution fees (Note 2)                                          444,250
    Shareholder and system servicing fees                                59,442
    Registration fees                                                    50,546
    Shareholder communications                                           35,888
    Audit and legal                                                      24,363
    Trustees' fees                                                        7,481
    Pricing fees                                                          4,853
    Custody                                                               3,639
    Other                                                                 2,791
--------------------------------------------------------------------------------
    Total Expenses                                                    1,122,176
--------------------------------------------------------------------------------
Net Investment Income                                                 4,620,917
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
    Realized Loss From Security Transactions
    (excluding short-term securities):
       Proceeds from sales                                           33,740,465
       Cost of securities sold                                       36,261,608
--------------------------------------------------------------------------------
    Net Realized Loss                                                (2,521,143)
--------------------------------------------------------------------------------
    Increase in Net Unrealized Depreciation of Investments:
       Beginning of period                                          (11,735,933)
       End of period                                                (15,736,860)
--------------------------------------------------------------------------------
    Increase in Net Unrealized Depreciation                          (4,000,927)
--------------------------------------------------------------------------------
Net Loss on Investments                                              (6,522,070)
-------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $ (1,901,153)
================================================================================

                       See Notes to Financial Statements.


-------------------------------------------------------------------------------
12                                       2000 Semi-Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended January 31, 2000 (unaudited) and for the Year Ended July 31, 1999

                                                                            2000            1999
====================================================================================================
OPERATIONS:
    Net investment income                                             $   4,620,917    $  10,001,622
    Net realized loss                                                    (2,521,143)      (1,586,644)
    Increase in net unrealized depreciation                              (4,000,927)     (12,619,508)
----------------------------------------------------------------------------------------------------
    Decrease in Net Assets From Operations                               (1,901,153)      (4,204,530)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                (4,356,733)     (10,075,382)
----------------------------------------------------------------------------------------------------
    Decrease in Net Assets From Distributions to Shareholders            (4,356,733)     (10,075,382)
----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
    Net proceeds from sale of shares                                      8,441,640       59,560,712
    Net asset value of shares issued for reinvestment of dividends        3,177,644        7,474,258
    Cost of shares reacquired                                           (38,372,292)     (47,266,874)
----------------------------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets From Fund Share Transactions      (26,753,008)      19,768,096
----------------------------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets                                   (33,010,894)       5,488,184
NET ASSETS:
    Beginning of period                                                 162,345,458      156,857,274
----------------------------------------------------------------------------------------------------
    End of period*                                                    $ 129,334,564    $ 162,345,458
====================================================================================================
  * Includes undistributed net investment income of:                  $     461,633    $     197,449
====================================================================================================

                              See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund                                           13

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1. Significant Accounting Policies

The Smith Barney Total Return Bond Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Diversified Strategic Income Fund, Smith Barney Exchange Reserve Fund, Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Premium Total Return Fund and Smith Barney Balanced Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Trust. The Fund pays SSBC a management fee calculated at an annual rate of 0.65% of the average daily net assets. This fee is calculated daily and paid monthly.

Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by Private Trust. During the period October 1, 1999 through January 31, 2000, the Fund paid transfer agent fees of $28,794 to Private Trust.


--------------------------------------------------------------------------------
14                                       2000 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

CFBDS, Inc. ("CFBDS") acts as the Trust's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH as well as certain other broker-dealers, continues to sell Trust shares to the public as a member of the selling group.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2000, CFBDS and SSB received sales charges of approximately $8,000 and $13,000 on sales of the Fund's Class A and Class L shares, respectively. In addition, CDSCs paid to CFBDS were approximately:

                                        Class A    Class B    Class L
================================================================================
CDSCs                                    $1,000   $211,000     $6,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the six months ended January 31, 2000, total Distribution Plan fees incurred were:

                                        Class A    Class B    Class L
================================================================================
Distribution Plan Fees                  $57,089   $307,141    $80,020
================================================================================

All officers and one Trustee of the Trust are employees of SSB.

3. Investments

During the six months ended January 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $10,774,874
--------------------------------------------------------------------------------
Sales                                                                 33,740,465
================================================================================

At January 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $     58,985
Gross unrealized depreciation                                       (15,795,845)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(15,736,860)
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.


--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund                                           15

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At January 31, 2000, the Fund had no open futures contracts.

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At January 31, 2000, the Fund had no securities on loan.

7. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high-grade debt obligations.

At January 31, 2000, the Fund had no open reverse repurchase agreements.

8. When-Issued Securities and Delayed Delivery Transactions

The Fund may purchase or sell securities offered on a when-issued or delayed-delivery basis. In such transactions, delivery of the securities occurs beyond the normal settlement period but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of the securities purchased or sold on a when-issued or delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The Fund will establish a segregated account with the Fund's custodian consisting of cash, U.S. government securities, debt securities of any grade or equity securities having a value equal to or greater than the Fund's purchase commitments.

At January 31, 2000, the Fund had no when-issued securities and had not entered into any delayed delivery transactions.

9. Capital Loss Carryforward

At July 31, 1999, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $1,372,200, available to offset future capital gains through July 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

10. Shares of Beneficial Interest

At January 31, 2000, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.


--------------------------------------------------------------------------------
16                                       2000 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

At January 31, 2000, total paid-in capital amounted to the following for each class:

                                        Class A        Class B        Class L
================================================================================
Total Paid-in Capital                 $42,877,900    $83,591,600    $22,734,779
================================================================================

Transactions in shares of each class were as follows:

                                          Six Months Ended                      Year Ended
                                          January 31, 2000                     July 31, 1999
                                    ----------------------------        ---------------------------
                                     Shares             Amount           Shares             Amount
====================================================================================================
Class A
Shares sold                            189,693       $ 1,979,085        1,553,323       $ 18,008,777
Shares issued on reinvestment          102,224         1,078,341          238,783          2,703,100
Shares reacquired                   (1,592,012)      (16,709,109)      (1,649,788)       (18,589,705)
----------------------------------------------------------------------------------------------------
Net Increase (Decrease)             (1,300,095)      $(13,651,683)        142,318       $  2,122,172
====================================================================================================
Class B
Shares sold                            403,796       $ 4,248,505        2,436,732       $ 28,251,213
Shares issued on reinvestment          147,674         1,556,187          314,514          3,558,412
Shares reacquired                   (1,459,855)      (15,296,456)      (1,785,496)       (20,175,965)
----------------------------------------------------------------------------------------------------
Net Increase (Decrease)               (908,385)      $(9,491,764)         965,750       $ 11,633,660
====================================================================================================
Class L
Shares sold                            209,978       $ 2,214,050        1,149,639       $ 13,300,722
Shares issued on reinvestment           51,530           543,116          107,281          1,212,746
Shares reacquired                     (607,662)       (6,366,727)        (751,724)        (8,501,204)
----------------------------------------------------------------------------------------------------
Net Increase (Decrease)               (346,154)      $(3,609,561)         505,196       $  6,012,264
====================================================================================================


--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund                                           17

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class A Shares                               2000(1)(2)     1999(2)    1998(3)
================================================================================
Net Asset Value, Beginning of Period          $10.67       $11.53      $11.46
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(4)                      0.35         0.67        0.25
  Net realized and unrealized gain (loss)      (0.47)       (0.85)       0.05
--------------------------------------------------------------------------------
Total Income (Loss) From Operations            (0.12)       (0.18)       0.30
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.33)       (0.68)      (0.23)
--------------------------------------------------------------------------------
Total Distributions                            (0.33)       (0.68)      (0.23)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                $10.22       $10.67      $11.53
--------------------------------------------------------------------------------
Total Return                                   (1.15)%++    (1.79)%      2.64%++
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $36,598      $52,101     $54,674
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                                   1.12%+       1.02%       1.00%+
  Net investment income                         6.52+        5.88        5.39+
-----------------------------------------------------------------------------
Portfolio Turnover Rate                            7%          32%          0%
================================================================================

(1)   For the six months ended January 31, 2000 (unaudited).

(2)   Per share amounts have been calculated using the average shares method.

(3)   For the period from February 27, 1998 (inception date) to July 31, 1998.

(4) The manager waived part of its fees for the year ended July 31, 1999 and the period ended July 31, 1998. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

   Per Share Decreases                               Expense Ratios
in Net Investment Income                           Without Fee Waivers
-------------------------                      --------------------------
   1999          1998                              1999         1998+
   ----          ----                              ----         -----
  $0.01         $0.01                              1.11%        1.21%

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
18                                       2000 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class B Shares                               2000(1)(2)     1999(2)    1998(3)
================================================================================
Net Asset Value, Beginning of Period          $10.67       $11.53      $11.46
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(4)                      0.32         0.62        0.23
  Net realized and unrealized gain (loss)      (0.48)       (0.86)       0.05
--------------------------------------------------------------------------------
Total Income (Loss) From Operations            (0.16)       (0.24)       0.28
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.30)       (0.62)      (0.21)
--------------------------------------------------------------------------------
Total Distributions                            (0.30)       (0.62)      (0.21)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                $10.21       $10.67      $11.53
--------------------------------------------------------------------------------
Total Return                                   (1.53)%++    (2.29)%      2.48%++
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $73,053      $85,991     $81,797
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                                   1.67%+       1.52%       1.50%+
  Net investment income                         5.99+        5.39        4.90+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                            7%          32%          0%
================================================================================

(1)   For the six months ended January 31, 2000 (unaudited).

(2)   Per share amounts have been calculated using the average shares method.

(3)   For the period from February 27, 1998 (inception date) to July 31, 1998.

(4) The manager waived part of its fees for the year ended July 31, 1999 and the period ended July 31, 1998. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

   Per Share Decreases                               Expense Ratios
in Net Investment Income                           Without Fee Waivers
-------------------------                      --------------------------
   1999          1998                              1999         1998+
   ----          ----                              ----         -----
  $0.01         $0.01                              1.61%        1.71%

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund                                           19

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class L Shares                               2000(1)(2)      1999(2)    1998(3)
================================================================================
Net Asset Value, Beginning of Period          $10.67       $11.53      $11.46
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(4)                      0.32         0.62        0.22
  Net realized and unrealized gain (loss)      (0.47)       (0.86)       0.06
--------------------------------------------------------------------------------
Total Income (Loss) From Operations            (0.15)       (0.24)       0.28
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.31)       (0.62)      (0.21)
--------------------------------------------------------------------------------
Total Distributions                            (0.31)       (0.62)      (0.21)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                $10.21       $10.67      $11.53
--------------------------------------------------------------------------------
Total Return                                   (1.50)%++    (2.24)%      2.49%++
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $19,684      $24,253     $20,386
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                                   1.62%+       1.47%       1.45%+
  Net investment income                         6.03+        5.44        4.97+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                            7%          32%          0%
================================================================================

(1)   For the six months ended January 31, 2000 (unaudited).

(2)   Per share amounts have been calculated using the average shares method.

(3)   For the period from February 27, 1998 (inception date) to July 31, 1998.

(4) The manager waived part of its fees for the year ended July 31, 1999 and the period ended July 31, 1998. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

   Per Share Decreases                               Expense Ratios
in Net Investment Income                           Without Fee Waivers
-------------------------                      --------------------------
   1999          1998                              1999         1998+
   ----          ----                              ----         -----
  $0.01         $0.01                              1.56%        1.66%

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                      2000 Semi-Annual Report to Shareholders*

Smith Barney
Total Return Bond Fund

Trustees

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Joseph P. Deane
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Manager

SSBC Fund Management Inc.

Distributor

CFBDS, Inc.

Custodian

PNC Bank, N.A.

Transfer Agent

Smith Barney Private Trust Company
388 Greenwich Street, 22nd Floor
NewYork, NY 10013

Sub-Transfer Agent

PFPC Global Fund Services
P.O. Box 9699
Providence, RI 02940-9699

This report is submitted for the general information of shareholders of Smith Barney Total Return Bond Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
Total Return Bond Fund
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

FD01627 3/00

[SBMF LOGO]

SMITH BARNEY
   EXCHANGE RESERVE

                                                                            FUND

                                                              SEMI-ANNUAL REPORT

                                                              JANUARY 31, 2000

                     [SBMF LOGO] Smith Barney
                                 Mutual Funds

             NOT FDIC INSURED O NOT BANK GUARANTEED O MAY LOSE VALUE

Smith Barney                        [PHOTO]                 [PHOTO]
Exchange
Reserve Fund                        HEATH B. MCLENDON       PHYLLIS M. ZAHORODNY

                                    Chairman                Vice President and
                                                            Investment Officer

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Exchange Reserve Fund ("Fund") for the period ended January 31, 2000. We hope that you find this report to be useful and informative. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. Any discussion of the Fund's holdings is as of January 31, 2000. Please refer to pages three and four for the Fund's holdings.

Please note that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your invest ment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance Summary

The chart below provides the yields for the Fund's Class B shares as of January 31, 2000.

              Seven-Day             30-Day
            Current Yield           Yield
            -------------           ------
                4.45%                4.54%

Market Update and Outlook

Strength in growth is nothing new for the U.S. economy, now in its ninth year of economic expansion.* Over the past year, Federal Reserve Board ("Fed") Chairman Alan Greenspan has raised concerns that excessive demand growth is fueling imbalances that could ultimately threaten the current expansion. The latest economic data from the U.S. Department of Commerce shows no signs of the ecomomy slowing down. Gross Domestic Product ("GDP"), the broadest measure of economic activity and the principal indicator of economic performance, is growing at 4.5% year-over-year and 5.8% growth was reported for the fourth quarter of 1999. All-time highs of consumer confidence, record levels of home sales and a 30-year-low unemployment rate point

--------------
 * Source: U.S. Department of Commerce


--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                             1
to continued strength for the coming year. As a result, the Fed has changed its monetary stance to "tightening bias" and raised short-term interest rates from 5.25% to 5.50% on the overnight federal-funds rate.**

Our outlook in 2000 is for a continuation of U.S. economic growth coupled with increased momentum from a global expansion. In our opinion, rising inflation expectations and a labor market that continues to tighten should lead the Fed to raise interest rates throughout the year to put the economy back on a more sustainable growth path.

Investment Strategy

The Fund seeks to maximize current income to the extent consistent with the preservation of capital. The Fund invests in high quality, U.S.-dollar-denominated short-term debt securities.

During the reporting period and in anticipation of higher rates, we lowered our average maturity to a target of 10 to 20 days. We anticipate keeping the Fund's average maturity in this range over the next several months in expectation of further rate increases at upcoming Federal Open Market Committee meetings.

The Fund had 38 different issuers and as of January 31, 2000 the Fund's assets were invested 7.6% in government agencies, 48.1% in bank obligations and 44.3% in corporate commercial paper.

Due to a strong U.S. economy and a high-quality approved list of issuers, the credit quality of our investments remains strong. During the period under review, we have added several large entities, such as BMW U.S. Capital Corp. and Aegon Funding Corp., to our approved list of issuers.

Thank you for investing in the Smith Barney Exchange Reserve Fund. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,


/s/ Heath B. McLendon        /s/ Phyllis M. Zahorodny

Heath B. McLendon            Phyllis M. Zahorodny
Chairman                     Vice President and
Investment Officer

February 1, 2000


--------------
** On February 2, 2000 after this letter was written, the Fed raised interest rates by 0.25%, to 5.75%. The federal-funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates.


--------------------------------------------------------------------------------
2                                        2000 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)                             January 31, 2000
================================================================================

          FACE                                                              ANNUALIZED
         AMOUNT                           SECURITY                             YIELD           VALUE
========================================================================================================
FEDERAL AGENCY DISCOUNT NOTES -- 7.6%
       $6,539,000      Federal Farm Credit Bank matures 2/15/00                 5.52%       $  6,525,014
        8,000,000      Federal National Mortgage Association
                          mature 2/10/00 to 2/17/00                         5.51 to 5.71       7,983,525
--------------------------------------------------------------------------------------------------------
                       TOTAL FEDERAL AGENCY DISCOUNT NOTES
                       (Cost -- $14,508,539)                                                  14,508,539
========================================================================================================
COMMERCIAL PAPER -- 72.4%
        2,100,000      A.I. Credit Corp. matures 2/9/00                         5.76           2,097,317
        4,000,000      American Express Credit Corp. matures 2/7/00             5.73           3,996,187
        5,000,000      Associates First Capital Corp. matures 2/18/00           5.70           4,986,612
        1,350,000      Bank Austria Finance matures 2/4/00                      5.62           1,349,370
        5,000,000      Bank Brussels Lambert matures 2/23/00                    5.72           4,982,614
        5,000,000      Banque Nationale de Paris matures 2/7/00                 5.68           4,995,283
        2,200,000      Barclays US Funding matures 2/29/00                      5.78           2,190,161
        3,000,000      Baus Funding LLC matures 2/15/00                         5.69           2,993,385
        5,000,000      BCI Funding Corp. matures 2/11/00                        5.66           4,992,167
        5,000,000      Bell Atlantic Network Funding matures 2/29/00            5.73           4,977,833
        5,000,000      BMW U.S. Capital Corp. matures 2/1/00                    5.60           5,000,000
        5,000,000      CADES matures 2/7/00                                     5.62           4,995,333
        4,000,000      Canadian Imperial Hldgs. Inc. matures 2/3/00             5.69           3,998,742
        5,000,000      CIT Group Holdings Inc.matures 2/4/00                    5.58           4,997,679
        4,000,000      Cregem North America Inc. matures 2/7/00                 5.80           3,996,140
        5,000,000      DaimlerChrysler North America Holdings Corp.
                          matures 2/28/00                                       5.71           4,978,700
        5,000,000      Deutsche Bank Financial Inc. matures 2/11/00             5.67           4,992,167
        5,000,000      Ford Motor Credit matures 2/3/00                         5.53           4,998,467
        6,000,000      General Electric Capital Corp.
                          matures 2/3/00 to 2/10/00                         5.56 to 5.60       5,994,890
        3,356,000      GTE Funding Inc. matures 2/7/00                          5.62           3,352,868
        3,000,000      International Nederlanden US Funding matures 2/4/00      5.70           2,998,582
        6,000,000      J.P. Morgan & Co. matures 2/16/00 to 2/18/00         5.65 to 5.69       5,984,607
        5,000,000      Merrill Lynch matures 2/8/00                             5.78           4,994,390
        5,000,000      Nationwide Building Society matures 2/14/00              5.66           4,989,835
        2,700,000      Pfizer Inc. matures 2/7/00                               5.58           2,697,498
        5,000,000      Procter & Gamble Co. matures 2/18/00                     5.65           4,986,731
        5,000,000      Province de Quebec matures 2/14/00                       5.65           4,989,835
        5,000,000      Sara Lee Corp. matures 2/24/00                           5.70           4,981,872
        3,700,000      SBC Communications matures 2/16/00                       5.62           3,691,367
        5,000,000      Toronto Dominion Holdings matures 2/24/00                5.71           4,981,856
        5,000,000      Transamerica Finance Corp. matures 2/24/00               5.69           4,981,903
        2,500,000      Wal-Mart Stores, Inc. matures 2/14/00                    5.65           2,494,917
--------------------------------------------------------------------------------------------------------
                       TOTAL COMMERCIAL PAPER
                       (Cost -- $137,639,308)                                                137,639,308
========================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                             3

================================================================================
Schedule of Investments (unaudited) (continued)                 January 31, 2000
================================================================================

          FACE                                                              ANNUALIZED
         AMOUNT                           SECURITY                             YIELD           VALUE
========================================================================================================
TIME DEPOSITS -- 20.0%
       $8,046,000      Banc One Corp. matures 2/1/00                            5.80%       $  8,046,000
        8,000,000      Chase Manhattan Bank matures 2/1/00                      5.81           8,000,000
        8,000,000      Paribas S.A. matures 2/1/00                              5.81           8,000,000
        8,000,000      Societe Generale matures 2/1/00                          5.81           8,000,000
        6,000,000      WestDeutsche Landesbank matures 2/1/00                   5.81           6,000,000
--------------------------------------------------------------------------------------------------------
                       TOTAL TIME DEPOSITS
                       (Cost -- $38,046,000)                                                  38,046,000
========================================================================================================
                       TOTAL INVESTMENTS -- 100%
                       (Cost -- $190,193,847*)                                              $190,193,847
========================================================================================================

* Aggregate cost for Federal income taxes is substantially the same.


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
4                                        2000 Semi-Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities (unaudited) January 31, 2000
================================================================================

ASSETS:
   Investments, at amortized cost                                  $190,193,847
   Cash                                                                     874
   Interest receivable                                                    5,271
   Prepaid registration fees                                            280,070
   Receivable from manager                                               52,796
--------------------------------------------------------------------------------
   Total Assets                                                     190,532,858
--------------------------------------------------------------------------------
LIABILITIES:
   Dividends payable                                                    302,795
   Advisory fees payable                                                 46,116
   Administration fees payable                                           30,744
   Distribution fees payable                                             28,075
   Accrued expenses                                                      39,576
--------------------------------------------------------------------------------
   Total Liabilities                                                    447,306
--------------------------------------------------------------------------------
Total Net Assets                                                   $190,085,552
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                      $    190,105
   Capital paid in excess of par value                              189,895,447
--------------------------------------------------------------------------------
Total Net Assets                                                   $190,085,552
================================================================================
Shares Outstanding:
   Class B                                                          149,753,827
--------------------------------------------------------------------------------
   Class L                                                           40,351,563
--------------------------------------------------------------------------------
Net Asset Value, Per Class                                         $       1.00
================================================================================


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                             5

================================================================================
Statement of Operations (unaudited)
================================================================================

For the Six Months Ended January 31, 2000

INVESTMENT INCOME:
   Interest                                                          $4,524,602
--------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 3)                                           411,061
   Investment advisory fees (Note 3)                                    246,637
   Administration fees (Note 3)                                         164,424
   Shareholder and system servicing fees                                 60,786
   Registration fees                                                     59,335
   Audit and legal                                                       23,994
   Shareholder communications                                            17,438
   Custody                                                               14,171
   Trustees' fees                                                         5,618
   Other                                                                  4,870
--------------------------------------------------------------------------------
   Total Expenses                                                     1,008,334
--------------------------------------------------------------------------------
Net Investment Income                                                 3,516,268
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $3,516,268
================================================================================


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                        2000 Semi-Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended January 31, 2000 (unaudited) and the Year Ended July 31, 1999

                                                   2000               1999
================================================================================
OPERATIONS:
   Net investment income                      $   3,516,268      $   5,620,510
   Net realized gain                                     --             14,111
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations         3,516,268          5,634,621
--------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS (NOTE 2)               (3,516,268)        (5,620,510)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
   Net proceeds from sale of shares             683,273,264        952,335,299
   Net asset value of shares issued for
      reinvestment of dividends                   2,894,712          4,687,823
   Cost of shares reacquired                   (643,546,270)      (893,074,660)
--------------------------------------------------------------------------------
   Increase in Net Assets From
      Fund Share Transactions                    42,621,706         63,948,462
--------------------------------------------------------------------------------
Increase in Net Assets                           42,621,706         63,962,573

NET ASSETS:
   Beginning of period                          147,463,846         83,501,273
--------------------------------------------------------------------------------
   End of period                              $ 190,085,552      $ 147,463,846
================================================================================


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                             7

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1.    Significant Accounting Policies

The Smith Barney Exchange Reserve Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney High In come Fund, Smith Barney Premium Total Return Fund, Smith Barney Mu nici pal High Income Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other Funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) the Fund uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approxi mates value; (c) interest income is recorded on an accrual basis; (d) direct expenses are charged to each class; management fees and general Fund expenses are allocated on the basis of the relative net assets of each class; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $19,838 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.    Dividends

The Fund declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested monthly on the payable date. Net realized gains, if any, are distributed annually.


--------------------------------------------------------------------------------
8                                        2000 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

3.    Investment Advisory Agreement, Administration Agreement and Other
      Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the size and type of account. PFPCis responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by Private Trust. During the period October 1, 1999 through January 31, 2000, the Fund paid transfer agent fees of $38,002 to Private Trust.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter declines by 1.00% per year until no CDSC is incurred. Class L shares have a 1.00% CDSC, which applies if redemption occurs within the first year from the date such investment was made. For the six months ended January 31, 2000, CDSCs paid to SSB were approximately:

                                                             Class B    Class L
================================================================================
 CDSCs                                                      $302,000    $18,000
================================================================================

Pursuant to a Distribution plan, the Fund pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% of the average daily net assets for each class, respectively. For the six months ended January 31, 2000, total Distribution Plan fees incurred were:

                                                             Class B    Class L
================================================================================
 Distribution Plan Fees                                     $334,960    $76,101
================================================================================

All officers and one Trustee of the Trust are employees of SSB.


--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                             9

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

4.    Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5.    Shares of Beneficial Interest

The Fund may issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Because the Fund has sold shares, issued shares as reinvestments of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

Transactions in shares of beneficial interest of the Fund were as follows:

                                         Six Months Ended          Year Ended
                                         January 31, 2000        July 31, 1999
================================================================================
Class B
Shares sold                                 403,263,549            665,571,157
Shares issued on reinvestment                 2,465,752              4,157,911
Shares reacquired                          (376,125,383)          (623,800,133)
--------------------------------------------------------------------------------
Net Increase                                 29,603,918             45,928,935
================================================================================
Class L
Shares sold                                 280,009,715            286,764,142
Shares issued on reinvestment                   428,960                529,912
Shares reacquired                          (267,420,887)          (269,274,527)
--------------------------------------------------------------------------------
Net Increase                                 13,017,788             18,019,527
================================================================================


--------------------------------------------------------------------------------
10                                       2000 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class B Shares        2000(1)(2)   1999(2)       1998         1997         1996         1995
=================================================================================================
Net Asset Value,
  Beginning of
  Period             $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
-------------------------------------------------------------------------------------------------
  Net investment
    income              0.022        0.040        0.044        0.043        0.044        0.044
  Dividends from
    net investment
    income             (0.022)      (0.040)      (0.044)      (0.043)      (0.044)      (0.044)
-------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period      $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
-------------------------------------------------------------------------------------------------
Total Return             2.17%++      4.05%        4.51%        4.43%        4.53%        4.49%
-------------------------------------------------------------------------------------------------
Net Assets,
  End of
  Period (000s)      $149,738     $120,127     $ 74,186     $116,915     $150,421     $160,432
-------------------------------------------------------------------------------------------------
Ratios to Average
  Net Assets:
  Expenses               1.22%+       1.18%        1.21%        1.16%        1.17%        1.24%
  Net investment
    income               4.28+        3.98         4.43         4.34         4.45         4.35
=================================================================================================

Class L Shares        2000(1)(2)   1999(2)      1998(3)       1997         1996        1995(4)
=================================================================================================
Net Asset Value,
  Beginning of
  Period             $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
-------------------------------------------------------------------------------------------------
  Net investment
    income              0.021        0.040        0.044        0.043        0.044        0.035
  Dividends from
    net investment
    income             (0.021)      (0.040)      (0.044)      (0.043)      (0.044)      (0.035)
-------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period      $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
-------------------------------------------------------------------------------------------------
Total Return             2.19%++      4.04%        4.52%        4.42%        4.51%        3.52%++
-------------------------------------------------------------------------------------------------
Net Assets,
  End of
  Period (000s)      $ 40,348     $ 27,337     $  9,315     $  5,808     $  9,444     $  2,850
-------------------------------------------------------------------------------------------------
Ratios to Average
  Net Assets:
  Expenses               1.24%+       1.21%        1.21%        1.16%        1.17%        1.21%+
  Net investment
  income                 4.26+        3.95         4.43         4.34         4.39         4.76+
=================================================================================================

(1)   For the six months ended January 31, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   On June 12, 1998, Class C shares were renamed Class L shares.
(4)   For the period from November 7, 1994 (inception date) to July 31, 1995.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                            11

                                                            [SOLOMONSMITHBARNEY]
                                                 -------------------------------
                                                     A member of citigroup[LOGO]

Trustees

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon
Roderick C. Rasmussen
John P. Toolan

Officers

Heath B. McLendon
President and Investment Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Phyllis M. Zahorodny
Vice President and
Investment Officer

Michele Mirabella
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Adviser
and Administrator

SSBC Fund Management Inc.

Distributor

CFBDS, Inc.

Custodian

PNC Bank, N.A.

Transfer Agent

Smith Barney Private Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

Sub-Transfer Agent

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of the shareholders of Smith
Barney Income Funds -- Smith Barney
Exchange Reserve Fund, but it may also
be used as sales literature when pro-
ceeded or accompanied by the current
Prospectus, which gives details about
charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

Salomon Smith Barney is a service mark
of Salomon Smith Barney Inc.

Smith Barney
Exchange Reserve Fund
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

FD2388 3/00